October 30, 2006

                   PROSPECTUS
                            First American Investment Funds, Inc.
                            ASSET CLASS - BOND FUNDS

INCOME FUNDS


Class A, Class B, Class C, Class R, and Class Y Shares


CORE BOND FUND

HIGH INCOME BOND FUND
INFLATION PROTECTED SECURITIES FUND
INTERMEDIATE GOVERNMENT BOND FUND
INTERMEDIATE TERM BOND FUND
SHORT TERM BOND FUND
TOTAL RETURN BOND FUND
U.S. GOVERNMENT MORTGAGE FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

(FIRST AMERICAN FUNDS LOGO)

TABLE OF
CONTENTS


FUND SUMMARIES
    Core Bond Fund                                                     2
    High Income Bond Fund                                              4
    Inflation Protected Securities Fund                                6
    Intermediate Government Bond Fund                                  9
    Intermediate Term Bond Fund                                       11
    Short Term Bond Fund                                              13
    Total Return Bond Fund                                            15
    U.S. Government Mortgage Fund                                     18
    Fees and Expenses                                                 20
MORE ABOUT THE FUNDS
    Investment Strategies, Risks and Other Investment
      Matters                                                         23
POLICIES AND SERVICES
    Purchasing, Redeeming, and Exchanging Shares                      27
    Managing Your Investment                                          40
ADDITIONAL INFORMATION
    Management                                                        42
    Financial Highlights                                              44
FOR MORE INFORMATION                                          Back Cover

Fund Summaries
Introduction

          This section of the prospectus describes the objectives of the First American Income Funds, summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

          AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
          GOVERNMENT AGENCY.


          THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.



                  PROSPECTUS - First American Income Funds

Fund Summaries
Core Bond Fund

OBJECTIVE

Core Bond Fund's objective is to provide investors with high current income consistent with limited risk to capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Core Bond Fund invests in investment grade debt securities, such as:

- U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

- residential and commercial mortgage-backed securities.

- asset-backed securities.

- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.


Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or the credit quality of an unrated security declines after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.


The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.

To generate additional income, the fund may invest up to 25% of total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS


The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:



Active Management Risk.   Due to its active management, the fund could
underperform its benchmark or other mutual funds with similar objectives.



Call Risk.   If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.



Credit Risk.   The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.



Derivative Instrument Risk.   The use of derivative instruments involves
additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments.



Dollar Roll Transaction Risk.   The use of dollar rolls can increase the
volatility of the fund's share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.



Foreign Security Risk.   Securities of foreign issuers, even when dollar
denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.



Income Risk.   The fund's income could decline during periods of falling
interest rates.



Interest Rate Risk.   Interest rate increases can cause the value of debt
securities to decrease.



Mortgage- and Asset-Backed Securities Risk.   These securities generally can be
prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.



See "More About the Funds" for further discussion of these risks.



             PROSPECTUS - First American Income Funds

Fund Summaries
Core Bond Fund CONTINUED

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

                                  (BAR CHART)

       3.20%       8.47%       8.67%      (3.00)%     10.79%       7.84%       8.04%       3.95%       3.53%       2.08%
       1996        1997        1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2001     4.69%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.54)%


                                                                                                             Since          Since
AVERAGE ANNUAL TOTAL RETURNS                 Inception                                                   Inception      Inception
AS OF 12/31/05                                    Date      One Year      Five Years      Ten Years      (Class C)      (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Core Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)               12/22/87       (2.25)%           4.16%          4.82%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions)                                             (3.77)%           2.42%          2.76%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions and sale of fund shares)                     (1.47)%           2.52%          2.83%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                8/15/94       (3.55)%           3.93%          4.51%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                 2/1/99        0.42%            4.28%            N/A          3.95%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                9/24/01        1.83%              N/A            N/A            N/A          4.02%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                 2/4/94        2.34%            5.32%          5.55%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index(2)
(reflects no deduction for fees, expenses,
or taxes)                                                     2.43%            5.87%          6.17%          5.71%          5.07%



(1)Total return for the period from 1/1/06 through 9/30/06 was 2.62%.


(2)An unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market.


             PROSPECTUS - First American Income Funds

Fund Summaries
High Income Bond Fund

OBJECTIVE

High Income Bond Fund's objective is to provide investors with a high level of current income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, High Income Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in securities rated lower than investment grade at the time of purchase or in unrated securities of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). These securities generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments. High-yield bond issuers include small or relatively new companies lacking the history or capital to merit investment-grade status, former blue chip companies downgraded because of financial problems, companies electing to borrow heavily to finance or avoid a takeover or buyout, and firms with heavy debt loads. Fund managers employ a bottom up approach to investing. They devote more resources to evaluating individual securities rather than assessing macro-economic trends. Securities are selected using fundamental credit research to identify relative value in the market. Positions are sold in anticipation of credit deterioration or when a security is priced expensively relative to other comparable investments.

There is no minimum rating requirement and no limitation on the average maturity or average effective duration of securities held by the fund.


The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments. Up to 20% of the fund's total assets may be invested in debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.



The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS


The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:



Active Management Risk.   Due to its active management, the fund could
underperform its benchmark or other mutual funds with similar objectives.



Call Risk.   If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.



Credit Risk.   The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.



Derivative Instrument Risk.   The use of derivative instruments involves
additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments.



Emerging Markets Risk.   The risks of international investing are particularly
significant in emerging markets.



Foreign Security Risk.   Securities of foreign issuers, even when dollar
denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.



High-Yield Securities Risk.   High-yield securities generally are less liquid,
have more volatile prices, and have greater credit risk than investment grade securities.



Income Risk.   The fund's income could decline during periods of falling
interest rates.



Interest Rate Risk.   Interest rate increases can cause the value of debt
securities to decrease.



Liquidity Risk.   Trading opportunities are more limited for debt securities that have received ratings below investment grade.



See "More About the Funds" for further discussion of these risks.



             PROSPECTUS - First American Income Funds

Fund Summaries
High Income Bond Fund CONTINUED

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1,2)

                                  (BAR CHART)

      (1.22)%     24.03%      10.30%       2.89%
       2002        2003        2004        2005

     Best Quarter:
     Quarter ended  June 30, 2003          9.36%
     Worst Quarter:
     Quarter ended  September 30, 2002    (4.90)%


                                                                                                   Since
                                                                                               Inception
                                                                                               (Class A,
                                                                                                Class B,          Since
AVERAGE ANNUAL TOTAL RETURNS                                   Inception                         Class C      Inception
AS OF 12/31/05(2)                                                   Date      One Year      and Class Y)      (Class R)
-----------------------------------------------------------------------------------------------------------------------
High Income Bond Fund
-----------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                  8/30/01       (1.46)%             5.41%            N/A
-----------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (3.81)%             2.53%            N/A
-----------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                 (0.98)%             2.82%            N/A
-----------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                                  8/30/01       (2.67)%             5.39%            N/A
-----------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                  8/30/01       (1.16)%             5.69%            N/A
-----------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                                  9/24/01        2.43%                N/A          7.64%
-----------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                  8/30/01        3.05%              6.74%            N/A
-----------------------------------------------------------------------------------------------------------------------
Lehman Corporate High Yield 2% Issuer Capped Index(3)
(reflects no deduction for fees, expenses, or taxes)                            2.76%              8.91%         10.89%
-----------------------------------------------------------------------------------------------------------------------



(1)Total return for the period from 1/1/06 through 9/30/06 was 5.42%.


(2)Performance presented prior to 3/13/03 represents that of First American High Yield Bond Fund, which merged into the fund on that date.


(3)An unmanaged index that covers the universe of fixed-rate, dollar-denominated, below-investment-grade debt with at least one year to final maturity with total index allocation to an individual issuer being limited to 2%. The since inception performance of the index is calculated from 8/31/01 for Class A, Class B, Class C, and Class Y shares, and from 9/30/01 for Class R shares.



             PROSPECTUS - First American Income Funds

Fund Summaries
Inflation Protected Securities Fund

OBJECTIVE

Inflation Protected Securities Fund seeks to provide investors with total return while providing protection against inflation.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Inflation Protected Securities Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in inflation protected debt securities. These securities will be issued by the U.S. and non-U.S. governments, their agencies and instrumentalities, and domestic and foreign corporations. The fund's investments in U.S. Government inflation protected securities will include U.S. Treasury inflation-protection securities as well as inflation protected securities issued by agencies and instrumentalities of the U.S. Government. Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.

Inflation protected debt securities are designed to provide protection against the negative effects of inflation. Unlike traditional debt securities, which pay regular fixed interest payments on a fixed principal amount, interest payments on inflation protected debt securities will vary with the rate of inflation. The U.S. Treasury uses the Consumer Price Index for Urban Consumers (CPI-U) as the inflation measure. Inflation protected bonds issued by foreign governments and corporations are generally linked to a non-U.S. inflation rate.

Inflation protected debt securities have two common structures. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. If the index measuring the rate of inflation rises, the principal value of the security will increase. Because interest payments will be calculated with respect to a larger principal amount, interest payments also will increase. Conversely, if the index measuring the rate of inflation falls, the principal value of the security will fall and interest payments will decrease. Other issuers adjust the interest rates payable on the security according to the rate of inflation, but the principal amount remains the same.

In the event of sustained deflation, the U.S. Treasury has guaranteed that it will repay at maturity at least the original face value of the inflation protected securities that it issues. Other inflation protected debt securities that accrue inflation into their principal value may or may not provide a similar guarantee. For securities that do not provide such a guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal value.

Up to 20% of the Fund's assets may be invested in holdings that are not inflation protected. These holdings may include the following:

- domestic and foreign corporate debt obligations.

- securities issued or guaranteed by the U.S. government or its agencies and instrumentalities.

- debt obligations of foreign governments.

- residential and commercial mortgage-backed securities.

- asset-backed securities.

- derivative instruments, as discussed below.

When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions. The managers then select securities that they believe have strong relative value based on an analysis of a security's characteristics (such as principal value, coupon rate, maturity, duration and yield) in light of these general economic factors and market conditions. The managers will sell securities if the securities no longer meet these criteria, if other investments appear to be a better relative value, to manage the duration of the fund, or to meet redemption requests.

The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. However, up to 10% of the fund's net assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). The fund will not invest in securities rated lower than B at the time of purchase or in unrated securities of equivalent quality. Quality determinations regarding unrated securities will be made by the fund's advisor.

The fund may invest up to 20% of its net assets in non-dollar denominated securities, and may invest without limitation in U.S. dollar denominated securities of foreign corporations and governments.

The fund may invest in debt securities of any maturity, but expects to maintain, under normal market conditions, a weighted average effective maturity of between 8 and 15 years and an average effective duration of between 4 and 10 years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.


             PROSPECTUS - First American Income Funds

Fund Summaries
Inflation Protected Securities Fund  CONTINUED


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; foreign currency contracts; options on foreign currencies; interest rate caps and floors; index- and other asset-linked notes; swap agreements, including swap agreements on interest rates, currency rates, security indexes and specific securities, and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may also invest in commodity-linked derivative instruments, including swap agreements on commodity indexes or specific commodities; commodity options, futures and options on futures; and commodity-linked notes. The fund may enter into standardized derivatives contracts traded on domestic or foreign securities exchanges, boards of trade, or similar entities, and non-standardized derivatives contracts traded in the over-the-counter ("OTC") market. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS


The price and yield of this fund will change daily due to changes in interest rates, inflation and other factors, which means you could lose money. The principal risks of investing in this fund are described below:



Active Management Risk.   Due to its active management, the fund could
underperform its benchmark or other mutual funds with similar objectives.



Call Risk.   If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.



Credit Risk.   The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.



Derivative Instrument Risk.   The use of derivative instruments involves
additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments.



Foreign Security Risk.   Securities of foreign issuers, even when dollar
denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.



High-Yield Securities Risk.   High-yield securities generally are less liquid,
have more volatile prices, and have greater credit risk than investment grade securities.



Income Risk.   The fund's income could decline during periods of falling
interest rates.



Indexing Methodology Risk.   There can be no assurance that the U.S. or any
foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services



Interest Rate Risk.   Interest rate increases can cause the value of debt
securities to decrease.



International Investing Risk.   Investing in non-dollar denominated foreign
securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.



Liquidity Risk.   Trading opportunities are more limited for debt securities that have received ratings below investment grade.



Mortgage- and Asset-Backed Securities Risk.   These securities generally can be
prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.



Tax Consequences of Inflation Adjustments.   Because inflation adjustments to
the principal amount of an inflation protected security will be included in the fund's income, the fund may have to make income distributions to shareholders that exceed the cash it receives.



See "More About the Funds" for further discussion of these risks.



             PROSPECTUS - First American Income Funds

Fund Summaries
Inflation Protected Securities Fund  CONTINUED

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart is intended to show you how performance of the fund's Class A shares has varied from year to year. However, because the fund was first offered in 2004, only one calendar year of performance information is available. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

                                  (BAR CHART)

       2.19%
       2005

     Best Quarter:
     Quarter ended  June 30, 2005          2.98%
     Worst Quarter:
     Quarter ended  March 31, 2005       (0.53)%


AVERAGE ANNUAL TOTAL RETURNS                                   Inception                        Since
AS OF 12/31/05                                                      Date      One Year      Inception
-----------------------------------------------------------------------------------------------------
Inflation Protected Securities Fund
-----------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                  10/1/04       (2.14)%          0.38%
-----------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (3.95)%        (1.37)%
-----------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                 (1.40)%        (0.68)%
-----------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                  10/1/04         0.49%          2.37%
-----------------------------------------------------------------------------------------------------
  Class R (return before taxes)                                  10/1/04         2.12%          3.78%
-----------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                  10/1/04         2.44%          4.20%
-----------------------------------------------------------------------------------------------------
  Lehman TIPs Index(2) (reflects no
  deduction for fees, expenses, or taxes)                                        2.84%          4.78%



(1)Total return for the period from 1/1/06 through 9/30/06 was 1.39%.


(2)An unmanaged index consisting of inflation-protected securities issued by the U.S. Treasury that have at least one year to final maturity.


             PROSPECTUS - First American Income Funds

Fund Summaries
Intermediate Government Bond Fund

OBJECTIVE

Intermediate Government Bond Fund's objective is to provide investors with current income that is exempt from state income tax, to the extent consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Government Bond Fund invests substantially all of its assets in U.S. government securities that pay interest that is generally exempt from state income tax. U.S. government securities are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities. U.S. government securities that pay interest exempt from state income tax include U.S. Treasury obligations and obligations issued by certain U.S. government agencies or instrumentalities, including, but not limited to, the following:

- Federal Farm Credit Banks.

- Federal Home Loan Banks System.

- Tennessee Valley Authority.

Securities issued by the U.S. Treasury are backed by the full faith and credit of the U.S. Government. Some securities issued by agencies and instrumentalities of the U.S. Government are supported only by the credit of the issuing agency or instrumentality.


In selecting securities for the fund, fund managers first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification.



Under normal market conditions, the fund attempts to maintain a weighted average effective maturity between 3 and 10 years and an effective duration between 2.5 and 7 years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.


PRINCIPAL RISKS


The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:



Active Management Risk.   Due to its active management, the fund could
underperform its benchmark or other mutual funds with similar objectives.



Call Risk.   If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.



Credit Risk.   The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.



Income Risk.   The fund's income could decline during periods of falling
interest rates.



Interest Rate Risk.   Interest rate increases can cause the value of debt
securities to decrease.



See "More About the Funds" for further discussion of these risks.



             PROSPECTUS - First American Income Funds

Fund Summaries
Intermediate Government Bond Fund CONTINUED

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.

The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)



                                  (BAR CHART)

       1.55%       1.48%       1.63%
       2003        2004        2005

     Best Quarter:
     Quarter ended  June 30, 2005          2.98%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.41)%



AVERAGE ANNUAL TOTAL RETURNS                                  Inception                  Since
AS OF 12/31/05                                                     Date   One Year   Inception
----------------------------------------------------------------------------------------------
Intermediate Government Bond Fund
----------------------------------------------------------------------------------------------
  Class A (return before taxes)                                10/25/02    (0.63)%       1.27%
----------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                            (1.96)%     (0.78)%
----------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                             (0.36)%       0.25%
----------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                10/25/02      1.78%       2.14%
----------------------------------------------------------------------------------------------
Lehman Intermediate Treasury Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                         1.56%       2.35%



(1)Total return for the period from 1/1/06 through 9/30/06 was 2.41%.



(2)An unmanaged index comprised of public obligations of the U.S. Treasury with a remaining maturity between one and ten years.



             PROSPECTUS - First American Income Funds

Fund Summaries
Intermediate Term Bond Fund

OBJECTIVE

Intermediate Term Bond Fund's objective is to provide investors with current income to the extent consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Intermediate Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- U.S. government securities, (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), including zero coupon securities.

- residential and commercial mortgage-backed securities.

- asset-backed securities.

- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.


Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.


Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of three to ten years and an average effective duration of two to six years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.


To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS


The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:



Active Management Risk.   Due to its active management, the fund could
underperform its benchmark or other mutual funds with similar objectives.



Call Risk.   If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.



Credit Risk.   The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.



Derivative Instrument Risk.   The use of derivative instruments involves
additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments.



Dollar Roll Transaction Risk.   The use of dollar rolls can increase the
volatility of the fund's share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.



Foreign Security Risk.   Securities of foreign issuers, even when dollar
denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.



Income Risk.   The fund's income could decline during periods of falling
interest rates.



Interest Rate Risk.   Interest rate increases can cause the value of debt
securities to decrease.



Mortgage- and Asset-Backed Securities Risk.   These securities generally can be
prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.



See "More About the Funds" for further discussion of these risks.



             PROSPECTUS - First American Income Funds

Fund Summaries
Intermediate Term Bond Fund CONTINUED

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of Class A shares will be lower due to their higher expenses.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table only includes returns before taxes. For Class Y shares, the table includes returns both before and after taxes. After-tax returns for Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class Y)(1,2)

                                  (BAR CHART)

       4.06%       7.34%       7.91%       1.00%      10.18%       7.71%       8.08%       4.07%       2.83%       1.64%
       1996        1997        1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2001     4.18%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.43)%


AVERAGE ANNUAL TOTAL RETURNS                                    Inception
AS OF 12/31/05(2)                                                    Date      One Year      Five Years      Ten Years
----------------------------------------------------------------------------------------------------------------------
Intermediate Term Bond Fund
----------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                    1/9/95      (0.77)%         4.19%           4.99%
----------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                    1/5/93       1.64%          4.84%           5.44%
----------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions)                                 0.22%          3.12%           3.36%
----------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions and sale of
  fund shares)                                                                  1.06%          3.13%           3.36%
----------------------------------------------------------------------------------------------------------------------
Lehman Intermediate Gov't/Credit Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                            1.58%          5.50%           5.80%



(1)Total return for the period from 1/1/06 through 9/30/06 was 2.92%.


(2)Performance presented prior to 9/24/01 represents that of the Firstar Intermediate Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date.

(3)An unmanaged index of investment grade, fixed income securities with maturities ranging from one to ten years.


             PROSPECTUS - First American Income Funds

Fund Summaries
Short Term Bond Fund

OBJECTIVE

Short Term Bond Fund's objective is to provide investors with current income while maintaining a high degree of principal stability.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Short Term Bond Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in debt securities, such as:

- residential and commercial mortgage-backed securities.

- asset-backed securities.

- corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

- U.S. government securities, which are securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

- commercial paper.


Debt securities in the fund will be rated investment grade at the time of purchase or, if unrated, determined to be of comparable quality by the fund's advisor. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. At least 65% of the fund's debt securities must be either U.S. government securities or securities that are rated A or better or are unrated and of comparable quality as determined by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.


Fund managers select securities using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries.

The fund may invest up to 25% of its total assets in dollar denominated debt obligations of foreign corporations and governments.

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS


The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:



Active Management Risk.   Due to its active management, the fund could
underperform its benchmark or other mutual funds with similar objectives.



Call Risk.   If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.



Credit Risk.   The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.



Derivative Instrument Risk.   The use of derivative instruments involves
additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments.



Foreign Security Risk.   Securities of foreign issuers, even when dollar
denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.



Income Risk.   The fund's income could decline during periods of falling
interest rates.



Interest Rate Risk.   Interest rate increases can cause the value of debt
securities to decrease.



Mortgage- and Asset-Backed Securities Risk.   These securities generally can be
prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.



See "More About the Fund" for further discussion of these risks.



             PROSPECTUS - First American Income Funds

Fund Summaries
Short Term Bond Fund CONTINUED

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

                                  (BAR CHART)

       5.60%       5.93%       6.08%       3.34%       8.17%       7.15%       6.00%       1.85%       0.96%       1.43%
       1996        1997        1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2001     3.15%
     Worst Quarter:
     Quarter ended  June 30, 2004         (1.24)%


AVERAGE ANNUAL TOTAL RETURNS                                    Inception
AS OF 12/31/05                                                       Date      One Year      Five Years      Ten Years
----------------------------------------------------------------------------------------------------------------------
Short Term Bond Fund
----------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                  12/14/92       (0.83)%           2.98%          4.38%
----------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                 (1.96)%           1.62%          2.55%
----------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                  (0.55)%           1.72%          2.59%
----------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                    2/4/94         1.59%           3.60%          4.71%
----------------------------------------------------------------------------------------------------------------------
Lehman 1-3 Year Gov't/Credit Index(2)
(reflects no deduction for fees, expenses, or taxes)                              1.77%           4.15%          5.07%



(1)Total return for the period from 1/1/06 through 9/30/06 was 3.05%.


(2)An unmanaged index of investment grade, fixed income securities with maturities ranging from one to three years.


             PROSPECTUS - First American Income Funds

Fund Summaries
Total Return Bond Fund

OBJECTIVE

Total Return Bond Fund's objective is to provide investors with a high level of current income consistent with prudent risk to capital. While the fund may realize some capital appreciation, the fund primarily seeks to achieve total return through preserving capital and generating income.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, Total Return Bond Fund will invest primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in the following types of debt securities:

- U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

- residential and commercial mortgage-backed securities.

- asset-backed securities.

- domestic and foreign corporate debt obligations, including obligations issued by special-purpose entities that are backed by corporate debt obligations.

- debt obligations of foreign governments.

Up to 30% of the fund's total assets may be invested collectively in the following categories of debt securities, provided that the fund will not invest more than 20% of its total assets in any single category:


- securities rated lower than investment grade or unrated securities of comparable quality as determined by the fund's advisor (securities commonly referred to as "high-yield" or "junk bonds"). The fund will not invest in securities rated lower than CCC at the time of purchase or in unrated securities of equivalent quality.


- non-dollar denominated debt obligations of foreign corporations and governments. (The fund may invest without limitation in U.S. dollar denominated securities of foreign issuers that are not located in emerging market countries.)

- debt obligations issued by governmental and corporate issuers that are located in emerging market countries. A country is considered to have an "emerging market" if it has a relatively low gross national product per capita compared to the world's major economies, and the potential for rapid economic growth, provided that no issuer included in the fund's current benchmark index will be considered to be located in an emerging market country.

Fund managers make buy, sell, and hold decisions using a "top-down" approach, which begins with the formulation of their general economic outlook. Following this, various sectors and industries are analyzed and selected for investment. Finally, fund managers select individual securities within these sectors or industries. Fund managers also analyze expected changes to the yield curve under multiple market conditions to help define maturity and duration selection.
The fund invests primarily in securities rated investment grade at the time of purchase by a nationally recognized statistical rating organization or in unrated securities of comparable quality. As noted above, however, up to 20% of the fund's total assets may be invested in securities that are rated lower than investment grade at the time of purchase or that are unrated and of comparable quality. Quality determinations regarding unrated securities will be made by the fund's advisor. Unrated securities will not exceed 25% of the fund's total assets.


To generate additional income, the fund may invest up to 25% of its total assets in dollar roll transactions. In a dollar roll transaction, the fund sells mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date.


Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and average effective duration are measures of how the fund may react to interest rate changes.


The fund may utilize the following derivatives: options; futures contracts; options on futures contracts; interest rate caps and floors; foreign currency contracts; options on foreign currencies; interest rate, total return and credit default swap agreements; and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market risk, currency risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The fund may also use derivatives to gain exposure to non-dollar denominated securities markets to the extent it does not do so through direct investments. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS


The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:



Active Management Risk.   Due to its active management, the fund could
underperform its benchmark or other mutual funds with similar objectives.



Call Risk.   If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.



Credit Risk.   The issuer of a debt security could suffer adverse changes in financial condition that result in a payment



             PROSPECTUS - First American Income Funds

Fund Summaries
Total Return Bond Fund  CONTINUED


default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.



Derivative Instrument Risk.   The use of derivative instruments involves
additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments.



Dollar Roll Transaction Risk.   The use of dollar rolls can increase the
volatility of the fund's share price, and it may have an adverse impact on performance unless the advisor correctly predicts mortgage prepayments and interest rates.



Emerging Markets Risk.   The risks of international investing are particularly
significant in emerging markets.



Foreign Security Risk.   Securities of foreign issuers, even when dollar
denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers.



High-Yield Securities Risk.   High-yield securities generally are less liquid,
have more volatile prices, and have greater credit risk than investment grade securities.



Income Risk.   The fund's income could decline during periods of falling
interest rates.



Interest Rate Risk.   Interest rate increases can cause the value of debt
securities to decrease.



International Investing Risk.   Investing in non-dollar denominated foreign
securities involves risk not typically associated with U.S. investing, such as currency risk, risks of trading in foreign securities markets, and political and economic risks.



Liquidity Risk.   Trading opportunities are more limited for debt securities that have received ratings below investment grade.



Mortgage- and Asset-Backed Securities Risk.   These securities generally can be
prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.



See "More About the Funds" for further discussion of these risks.



             PROSPECTUS - First American Income Funds

Fund Summaries
Total Return Bond Fund  CONTINUED

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

Effective May 13, 2005, the fund's name was changed from Corporate Bond Fund to Total Return Bond Fund, and the fund's principal investment strategy was changed from investing primarily in corporate debt obligations to investing primarily in the types of debt securities listed above. As a result, the performance information provided below for periods prior to May 13, 2005 reflects the performance of an investment portfolio that is materially different from the fund's current investment portfolio.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1)

                                  (BAR CHART)

       7.14%       5.62%       9.77%       5.54%       2.37%
       2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  June 30, 2003          6.43%
     Worst Quarter:
     Quarter ended  June 30, 2004         (3.60)%


                                                                                                             Since
                                                                                                         Inception
                                                                                                         (Class A,
                                                                                                          Class B,          Since
AVERAGE ANNUAL TOTAL RETURNS                            Inception                                         Class C,      Inception
AS OF 12/31/05                                               Date      One Year      Five Years       and Class Y)      (Class R)
---------------------------------------------------------------------------------------------------------------------------------
Total Return Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                            2/1/00       (2.00)%           5.14%              5.81%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                         (3.40)%           2.88%              3.40%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and
  sale of fund shares)                                                  (1.31)%           2.99%              3.46%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                            2/1/00       (3.31)%           4.90%              5.64%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                            2/1/00        0.62%            5.24%              5.75%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                           9/24/01        2.18%              N/A                N/A          5.49%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                            2/1/00        2.62%            6.30%              6.82%            N/A
---------------------------------------------------------------------------------------------------------------------------------
Lehman Aggregate Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                     2.43%            5.87%              6.93%          5.07%



()(1)Total return for the period from 1/1/06 through 9/30/06 was 2.30%.



()(2)An unmanaged fixed income index covering the U.S. investment grade fixed-rate bond market.



             PROSPECTUS - First American Income Funds

Fund Summaries
U.S. Government Mortgage Fund

OBJECTIVE

U.S. Government Mortgage Fund's objective is to provide investors with high current income to the extent consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, U.S. Government Mortgage Fund invests primarily (at least 80% of its net assets, plus the amount of any borrowings for investment purposes) in mortgage-related securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.


U.S. government securities are bonds or other debt obligations issued or guaranteed as to principal and interest by the U.S. government or one of its agencies or instrumentalities. U.S. Treasury securities and some obligations of U.S. government agencies and instrumentalities are supported by the "full faith and credit" of the U.S. government. Other U.S. government securities are backed by the right of the issuer to borrow from the U.S. Treasury. Still others are supported only by the credit of the issuer or instrumentality. Mortgage-backed securities include securities issued by U.S. government-sponsored entities such as the Government National Mortgage Association, the Federal National Mortgage Association, and the Federal Home Loan Mortgage Corporation.


When selecting securities for the fund, the portfolio managers use a "top-down" approach, looking first at general economic factors and market conditions, then at individual securities.

Under normal market conditions, the fund attempts to maintain a weighted average effective maturity of ten years or less.

The fund may utilize derivatives such as options, futures contracts, options on futures contracts, interest rate caps and floors, interest rate, total return and credit default swap agreements, and options on the foregoing types of swap agreements. The fund may use these derivatives in an attempt to manage market risk, credit risk and yield curve risk, to manage the effective maturity or duration of securities in the fund's portfolio or for speculative purposes in an effort to increase the fund's yield or to enhance returns. The use of a derivative is speculative if the fund is primarily seeking to enhance returns, rather than offset the risk of other positions. When the fund invests in a derivative for speculative purposes, the fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The fund may not use any derivative to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

PRINCIPAL RISKS


The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in this fund are described below:



Active Management Risk.   Due to its active management, the fund could
underperform its benchmark or other mutual funds with similar objectives.



Credit Risk.   The issuer of a debt security could suffer adverse changes in financial condition that result in a payment default or a downgrade of the security. Parties to contracts with the fund could default on their obligations.



Derivative Instrument Risk.   The use of derivative instruments involves
additional risks and transaction costs which could leave the fund in a worse position than if it had not used these instruments.



Income Risk.   The fund's income could decline during periods of falling
interest rates.



Interest Rate Risk.   Interest rate increases can cause the value of debt
securities to decrease.



Mortgage- and Asset-Backed Securities Risk.   These securities generally can be
prepaid at any time. Prepayments that occur either more quickly or more slowly than expected can adversely impact the fund.



See "More About the Funds" for further discussion of these risks.



             PROSPECTUS - First American Income Funds

Fund Summaries
U.S. Government Mortgage Fund CONTINUED

FUND PERFORMANCE

The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.


The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of the other share classes will differ due to their different expense structures. Sales charges are not reflected in the chart; if they were, returns would be lower.


The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class B, Class C, Class R, and Class Y shares, the table only includes returns before taxes. After-tax returns for Class B, Class C, Class R, and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (Class A)(1,2)

                                  (BAR CHART)

       3.01%       6.37%       6.43%       0.69%       9.49%       7.34%       8.19%       2.19%       3.23%       1.90%
       1996        1997        1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2001     4.39%
     Worst Quarter:
     Quarter ended  June 30, 2004         (1.18)%


                                                                                                                            Since
AVERAGE ANNUAL TOTAL RETURNS                                Inception                                                   Inception
AS OF 12/31/05(2)                                                Date      One Year      Five Years      Ten Years      (Class C)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Government Mortgage Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                6/2/88       (2.47)%           3.63%          4.44%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                             (3.94)%           1.90%          2.42%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale
  of fund shares)                                                           (1.62)%           2.07%          2.52%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class B (return before taxes)                               5/11/95       (3.84)%           3.23%          4.12%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                               9/24/01         0.15%             N/A            N/A          2.80%
---------------------------------------------------------------------------------------------------------------------------------
  Class R (return before taxes)                                6/7/94         1.57%           4.47%          4.81%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                2/1/91         2.06%           4.79%          5.13%            N/A
---------------------------------------------------------------------------------------------------------------------------------
Lehman Mortgage-Backed Securities Index(3)
(reflects no deduction for fees, expenses, or taxes)                          2.61%           5.44%          6.17%          4.58%



(1)Total return for the period from 1/1/06 through 9/30/06 was 3.10%.


(2)Performance presented prior to 9/24/01 represents that of the Firstar U.S. Government Securities Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar U.S. Government Securities Fund was organized on 11/27/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc.


(3)An unmanaged index comprised of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association.



             PROSPECTUS - First American Income Funds

Fund Summaries
Fees and Expenses

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

Core Bond Fund
High Income Fund
Inflation Protected Securities Fund(1)
Total Return Bond Fund
U.S. Government Mortgage Fund


-----------------------------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)                      Class A(2)      Class B      Class C      Class R      Class Y
-----------------------------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                              4.25%         0.00%        0.00%         None         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or
  redemption proceeds, whichever is less)                          0.00%         5.00%        1.00%         None         None
  ANNUAL MAINTENANCE FEE
  only charged to accounts with balances below $500                  $50           $50          $50         None         None
---------------------------------------------------------------------------------------------------------------------------------


(1)This fund does not offer Class B shares.


(2)Investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.


Intermediate Government Bond Fund
Intermediate Term Bond Fund
Short Term Bond Fund


---------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)                         Class A(1)      Class Y
---------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                 2.25%          None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                        0.00%          None
  ANNUAL MAINTENANCE FEE
  only charged to accounts with balances below $500                     $50          None
---------------------------------------------------------------------------------------------


(1)Investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge.


-----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------
                                                                 Distribution and/or
                                                 Management        Service (12b-1)         Other          Total Annual Fund
CLASS A                                             Fees               Fees(1)            Expenses      Operating Expenses(2)
-----------------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                   0.50%                0.25%              0.26%                1.01%
  High Income Fund                                 0.70%                0.25%              0.35%                1.30%
  Inflation Protected Securities Fund              0.50%                0.25%              0.30%                1.05%
  Intermediate Government Bond Fund                0.50%                0.25%              0.61%                1.36%
  Intermediate Term Bond Fund                      0.50%                0.25%              0.26%                1.01%
  Short Term Bond Fund                             0.50%                0.25%              0.28%                1.03%
  Total Return Bond Fund                           0.60%                0.25%              0.31%                1.16%
  U.S. Government Mortgage Fund                    0.50%                0.25%              0.39%                1.14%
---------------------------------------------------------------------------------------------------------------------------------



(1)The distributor is currently limiting its Class A 12b-1 fee for Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund to 0.15%. This limitation may be terminated at any time.



(2)Total Annual Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total operating expenses, after waivers, do not exceed 0.95% for Core Bond Fund and U.S. Government Mortgage Fund, 1.10% for High Income Bond Fund, 0.85% for Inflation Protected Securities Fund and Intermediate Term Bond Fund, 0.75% for Intermediate Government Bond Fund and Short Term Bond Fund, and 1.00% for Total Return Bond Fund.



             PROSPECTUS - First American Income Funds

Fund Summaries
Fees and Expenses CONTINUED


-----------------------------------------------------------------------------------------------------------------------------
                                                                    Distribution and/or                       Total Annual
                                                    Management        Service (12b-1)         Other          Fund Operating
CLASS B                                                Fees                Fees              Expenses         Expenses(1)
-----------------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                      0.50%                1.00%              0.26%              1.76%
  High Income Fund                                    0.70%                1.00%              0.35%              2.05%
  Total Return Bond Fund                              0.60%                1.00%              0.31%              1.91%
  U.S. Government Mortgage Fund                       0.50%                1.00%              0.39%              1.89%
---------------------------------------------------------------------------------------------------------------------------------



(1)Total Annual Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total operating expenses, after waivers, do not exceed 1.70% for Core Bond Fund and U.S. Government Mortgage Fund, 1.85% for High Income Bond Fund, and 1.75% for Total Return Bond Fund.



-----------------------------------------------------------------------------------------------------------------------------
                                                                    Distribution and/or                       Total Annual
                                                    Management        Service (12b-1)         Other          Fund Operating
CLASS C                                                Fees                Fees              Expenses         Expenses(1)
-----------------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                      0.50%                1.00%              0.26%              1.76%
  High Income Fund                                    0.70%                1.00%              0.35%              2.05%
  Inflation Protected Securities Fund                 0.50%                1.00%              0.30%              1.80%
  Total Return Bond Fund                              0.60%                1.00%              0.31%              1.91%
  U.S. Government Mortgage Fund                       0.50%                1.00%              0.39%              1.89%
---------------------------------------------------------------------------------------------------------------------------------



(1)Total Annual Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total operating expenses, after waivers, do not exceed 1.70% for Core Bond Fund and U.S. Government Mortgage Fund, 1.85% for High Income Bond Fund, 1.60% for Inflation Protected Securities Fund, and 1.75% for Total Return Bond Fund.



-----------------------------------------------------------------------------------------------------------------------------
                                                                    Distribution and/or                       Total Annual
                                                    Management        Service (12b-1)         Other          Fund Operating
CLASS R                                                Fees                Fees              Expenses         Expenses(1)
-----------------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                      0.50%                0.50%              0.26%              1.26%
  High Income Fund                                    0.70%                0.50%              0.35%              1.55%
  Inflation Protected Securities Fund                 0.50%                0.50%              0.30%              1.30%
  Total Return Bond Fund                              0.60%                0.50%              0.31%              1.41%
  U.S. Government Mortgage Fund                       0.50%                0.50%              0.39%              1.39%
---------------------------------------------------------------------------------------------------------------------------------



(1)Total Annual Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total operating expenses, after waivers, do not exceed 1.20% for Core Bond Fund and U.S. Government Mortgage Fund, 1.35% for High Income Bond Fund, 1.10% for Inflation Protected Securities Fund, and 1.25% for Total Return Bond Fund.



-----------------------------------------------------------------------------------------------------------------------------
                                                                    Distribution and/or                       Total Annual
                                                    Management        Service (12b-1)         Other          Fund Operating
CLASS Y                                                Fees                Fees              Expenses         Expenses(1)
-----------------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                      0.50%                 None              0.26%              0.76%
  High Income Fund                                    0.70%                 None              0.35%              1.05%
  Inflation Protected Securities Fund                 0.50%                 None              0.30%              0.80%
  Intermediate Government Bond Fund                   0.50%                 None              0.61%              1.11%
  Intermediate Term Bond Fund                         0.50%                 None              0.26%              0.76%
  Short Term Bond Fund                                0.50%                 None              0.28%              0.78%
  Total Return Bond Fund                              0.60%                 None              0.31%              0.91%
  U.S. Government Mortgage Fund                       0.50%                 None              0.39%              0.89%
---------------------------------------------------------------------------------------------------------------------------------



(1)Total Annual Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total operating expenses, after waivers, do not exceed 0.70% for Core Bond Fund, Intermediate Term Bond Fund, and U.S. Government Mortgage Fund, 0.85% for High Income Bond Fund, 0.60% for Inflation Protected Securities Fund, Intermediate Government Bond Fund, and Short Term Bond Fund, and 0.75% for Total Return Bond Fund.



EXAMPLES These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:



CLASS A                                                         1 Year         3 Years         5 Years        10 Years
---------------------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                                   $524             $733           $ 959         $1,609
---------------------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                            $552             $820          $1,108         $1,926
---------------------------------------------------------------------------------------------------------------------------
  Inflation Protected Securities Fund                              $528             $745           $ 980         $1,653
---------------------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond                                     $360             $646           $ 953         $1,823
---------------------------------------------------------------------------------------------------------------------------
  Intermediate Term Bond Fund                                      $326             $539           $ 770         $1,433
---------------------------------------------------------------------------------------------------------------------------
  Short Term Bond Fund                                             $328             $545           $ 781         $1,456
---------------------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                           $538             $778          $1,036         $1,774
---------------------------------------------------------------------------------------------------------------------------
  U.S. Government Mortgage Fund                                    $536             $772          $1,026         $1,752



             PROSPECTUS - First American Income Funds

Fund Summaries
Fees and Expenses CONTINUED


CLASS B
(assuming redemption at end of each period)                    1 Year      3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                                 $679        $ 954       $1,154        $1,875
-----------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                          $708       $1,043       $1,303        $2,187
-----------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                         $694       $1,000       $1,232        $2,038
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Mortgage Fund                                  $692        $ 994       $1,221        $2,016



CLASS B
(assuming no redemption at end of each period)                 1 Year      3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                                 $179         $554        $ 954        $1,875
-----------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                          $208         $643       $1,103        $2,187
-----------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                         $194         $600       $1,032        $2,038
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Mortgage Fund                                  $192         $594       $1,021        $2,016



CLASS C
(assuming redemption at end of each period)                    1 Year      3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                                 $279         $554        $ 954        $2,073
-----------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                          $308         $643       $1,103        $2,379
-----------------------------------------------------------------------------------------------------------------
  Inflation Protected Securities Fund                            $283         $566        $ 975        $2,116
-----------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                         $294         $600       $1,032        $2,233
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Mortgage Fund                                  $292         $594       $1,021        $2,212



CLASS C
(assuming no redemption at end of each period)                 1 Year      3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                                 $179         $554        $ 954        $2,073
-----------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                          $208         $643       $1,103        $2,379
-----------------------------------------------------------------------------------------------------------------
  Inflation Protected Securities Fund                            $183         $566        $ 975        $2,116
-----------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                         $194         $600       $1,032        $2,233
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Mortgage Fund                                  $192         $594       $1,021        $2,212



CLASS R                                                        1 Year      3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                                 $128         $400         $692        $1,523
-----------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                          $158         $490         $845        $1,845
-----------------------------------------------------------------------------------------------------------------
  Inflation Protected Securities Fund                            $132         $412         $713        $1,568
-----------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                         $144         $446         $771        $1,691
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Mortgage Fund                                  $142         $440         $761        $1,669



CLASS Y                                                        1 Year      3 Years      5 Years      10 Years
-----------------------------------------------------------------------------------------------------------------
  Core Bond Fund                                                 $ 78         $243         $422         $ 942
-----------------------------------------------------------------------------------------------------------------
  High Income Bond Fund                                          $107         $334         $579        $1,283
-----------------------------------------------------------------------------------------------------------------
  Inflation Protected Securities Fund                            $ 82         $255         $444         $ 990
-----------------------------------------------------------------------------------------------------------------
  Intermediate Government Bond Fund                              $113         $353         $612        $1,352
-----------------------------------------------------------------------------------------------------------------
  Intermediate Term Bond Fund                                    $ 78         $243         $422         $ 942
-----------------------------------------------------------------------------------------------------------------
  Short Term Bond Fund                                           $ 80         $249         $433         $ 966
-----------------------------------------------------------------------------------------------------------------
  Total Return Bond Fund                                         $ 93         $290         $504        $1,120
-----------------------------------------------------------------------------------------------------------------
  U.S. Government Mortgage Fund                                  $ 91         $284         $493        $1,096



             PROSPECTUS - First American Income Funds

More About the Funds
Investment Strategies, Risks and Other Investment Matters

OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. This section provides more information about some of the funds' principal and non-principal investment strategies. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information
(SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

U.S. Government Agency Securities.   The U.S. Government agency securities in
which the funds may invest include securities issued by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC), the Federal Farm Credit Bank
(FFCB), the U.S. Agency for International Development (U.S. AID), the Federal Home Loan Banks (FHLB) and the Tennessee Valley Authority (TVA). Securities issued by GNMA, TVA and U.S. AID are backed by the full faith and credit of the U.S. Government. Securities issued by FNMA and FHLMC are supported by the right to borrow directly from the U.S. Treasury. The other U.S. Government agency and instrumentality securities in which the funds invest are backed solely by the credit of the agency or instrumentality issuing the obligations. No assurances can be given that the U.S. Government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so.

Inflation Protected Securities Fund may invest in inflation protected securities issued by U.S. Government agencies. Currently, there are such securities available in the secondary market that have been issued by FNMA, FHLB, and TVA.

Asset-Backed Securities.   Asset-backed securities in which the funds may invest
are supported by credit card loans, automobile loans, home equity loans, corporate bonds, commercial loans, or other loans or receivables that by their terms convert into cash within a finite time period.

Effective Maturity and Effective Duration. Certain funds attempt to maintain a specified weighted average effective maturity and/or average effective duration. Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but may underestimate interest rate risk in an environment of adverse (rising) interest rates.

Effective duration, another measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of five years would decrease by 5%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities. In addition, it is difficult to calculate precisely for bonds with prepayment options, such as mortgage- and asset-backed securities, because the calculation requires assumptions about prepayment rates. For these reasons, the effective durations of funds which invest a significant portion of their assets in these securities can be greatly affected by changes in interest rates.

Ratings.   Certain funds have investment strategies requiring them to invest in debt securities that have received a particular rating from a rating service such as Moody's or Standard & Poor's. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a fund may invest in securities rated as low as B, the fund may invest in securities rated B-.

Temporary Investments.   In an attempt to respond to adverse market, economic,
political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. These investments may result in a lower yield than would be available from investments with a lower quality or longer term and may prevent a fund from achieving its investment objectives.

Portfolio Turnover.   Fund managers may trade securities frequently, resulting,
from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.

PRINCIPAL RISKS

The principal risks of investing in each fund are identified in the "Fund Summaries" section. These risks are described below.


             PROSPECTUS - First American Income Funds

More About the Funds
Investment Strategies, Risks and Other Investment Matters CONTINUED


Active Management Risk.   Each fund is actively managed and its performance
therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform its benchmark or other mutual funds with similar investment objectives.


Call Risk.   Each of the funds may invest in debt securities, which are subject to call risk. Bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. Each of the funds is subject to the possibility that during periods of falling interest rates, a bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.

Credit Risk.   Each fund is subject to the risk that the issuers of debt
securities held by the fund will not make payments on the securities, or that the other party to a contract (such as a repurchase agreement) will default on its obligations. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of a fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for a fund to sell. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.

Intermediate Government Bond Fund and U.S. Government Mortgage Fund invest primarily in U.S. government securities, which have historically involved little risk of loss of principal if held to maturity. Nevertheless, certain of these securities are supported only by the credit of the issuer or instrumentality. Core Bond Fund, Intermediate Bond Fund and Short-Term Bond Fund attempt to minimize credit risk by investing in securities considered at least investment grade at the time of purchase. However, all of these securities, especially those in the lower investment grade rating categories, have credit risk. In adverse economic or other circumstances, issuers of these lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities.

Derivative Instrument Risk.   The use of derivative instruments exposes a fund
to additional risks and transaction costs. Risks inherent in the use of derivative instruments include: the risk that securities prices, foreign currencies, index prices, or interest rates will not move in the direction that the advisor anticipates; in the case of a credit default swap, the risk that the advisor will not correctly evaluate the creditworthiness of the company or companies on which the swap is based; an imperfect correlation between the price of derivative instruments and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in an instrument can result in a loss substantially greater than the fund's initial investment in that instrument; and, particularly in the case of privately negotiated instruments, the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses derivative instruments and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.

The funds may enter into over-the-counter (OTC) transactions in derivatives. Transactions in the OTC markets generally are conducted on a principal-to-principal basis. The terms and conditions of these instruments generally are not standardized and tend to be more specialized or complex, and the instruments may be harder to value. In addition, there may not be a liquid market for OTC derivatives. As a result, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Inflation Protected Securities Fund's investments in commodity-linked derivative instruments may subject the fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Dollar Roll Transaction Risk.   In a dollar roll transaction, a fund sells
mortgage-backed securities for delivery in the current month while contracting with the same party to repurchase similar securities at a future date. Because the fund gives up the right to receive principal and interest paid on the securities sold, a mortgage dollar roll transaction will diminish the investment performance of a fund unless the difference between the price received for the securities sold and the price to be paid for the securities to be purchased in the future, plus any fee income received, exceeds any income, principal payments, and appreciation on the securities sold as part of the mortgage dollar roll. Whether mortgage dollar rolls will benefit a fund may depend upon the advisor's ability to predict mortgage prepayments and interest rates. In addition, the use of mortgage dollar rolls by a fund increases the amount of the fund's assets that are subject to market risk, which could increase the volatility of the price of the fund's shares.

Emerging Markets Risk.   The risks of international investing are particularly
significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable (which includes an


             PROSPECTUS - First American Income Funds

More About the Funds
Investment Strategies, Risks and Other Investment Matters CONTINUED

amplified risk of war and terrorism), than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets. Fluctuations in the prices of securities of issuers in emerging markets can be especially sudden and substantial. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on economies and securities markets of certain emerging market countries.

Foreign Security Risk.   Each fund (other than Intermediate Government Bond Fund
and U.S. Government Mortgage Fund) may invest in dollar denominated foreign securities. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability, or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

High-Yield Securities Risk.   A significant portion of the portfolio of High
Income Bond Fund, and up to 10% of the net assets of Inflation Protected Securities Fund and 20% of the total assets of Total Return Bond Fund, may consist of lower-rated corporate debt obligations, which are commonly referred to as "high-yield" securities or "junk bonds." Although these securities usually offer higher yields than investment grade securities, they also involve more risk. High-yield bonds may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. In addition, the secondary trading market may be less liquid. High-yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.


Income Risk.   Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above, or prepaid, see "Mortgage- and Asset-Backed Securities Risk" below), in lower-yielding securities.


Indexing Methodology Risk.   Interest payments on inflation protected debt
securities will vary with the rate of inflation, as measured by a specified index. There can be no assurance that the CPI-U (used as the inflation measure by U.S. Treasury inflation protected securities) or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation protected security does not accurately adjust for inflation, the value of the security could be adversely affected. There may be a lag between the time a security is adjusted for inflation and the time interest is paid on that security. This may have an adverse effect on the trading price of the security, particularly during periods of significant, rapid changes in inflation. In addition, to the extent that inflation has increased during the period of time between the inflation adjustment and the interest payment, the interest payment will not be protected from the inflation increase.

Interest Rate Risk.   Debt securities in the funds will fluctuate in value with
changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Securities which do not pay interest on a current basis, such as zero coupon securities and delayed interest securities, may be highly volatile as interest rates rise or fall.

The effect of interest rate changes on the inflation protected securities held by Inflation Protected Securities Fund will be somewhat different. Interest rates have two components: a "real" interest rate and an increment that reflects investor expectations of future inflation. Because interest rates on inflation protected securities are adjusted for inflation, the values of these securities are not materially affected by inflation expectations. Therefore, the values of inflation protected debt securities are expected to change in response to changes in "real" interest rates. Generally, the value of an inflation protected debt security will fall when real interest rates rise and rise when real interest rates fall.

International Investing Risk.   Inflation Protected Securities Fund and Total
Return Bond Fund may invest up to 20% of their net assets in non-dollar denominated foreign securities. Investing in these securities involves risks not typically associated with U.S. investing. These risks include:

Currency Risk. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the funds' net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the funds.

Foreign Securities Market Risk. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may


             PROSPECTUS - First American Income Funds

More About the Funds
Investment Strategies, Risks and Other Investment Matters CONTINUED

be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Foreign Tax Risk. The funds' income from foreign issuers may be subject to non-U.S. withholding taxes. In some countries, the funds also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the funds, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the SAI for details.

Information Risk. Non-U.S. companies generally are not subject to uniform accounting, auditing, and financial reporting standards or other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

Investment Restriction Risk. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

Political and Economic Risks. International investing is subject to the risk of political, social, or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, and nationalization of assets.

Liquidity Risk.   High Income Bond Fund, Inflation Protected Securities Fund and
Total Return Bond Fund are exposed to liquidity risk because of their investment in high-yield bonds. Trading opportunities are more limited for debt securities that have received ratings below investment grade. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund's performance. Infrequent trading may also lead to greater price volatility.

Mortgage- and Asset-Backed Securities Risk. Mortgage-backed securities are secured by and payable from pools of mortgage loans. Similarly, asset-backed securities are supported by obligations such as automobile loans, home equity loans, corporate bonds, or commercial loans. These mortgages and other obligations generally can be prepaid at any time without penalty. As a result, mortgage- and asset-backed securities are subject to prepayment risk, which is the risk that falling interest rates could cause prepayments of the securities to occur more quickly than expected. This occurs because, as interest rates fall, more homeowners refinance the mortgages underlying mortgage-related securities or prepay the debt obligations underlying asset-backed securities. A fund holding these securities must reinvest the prepayments at a time when interest rates are falling, reducing the income of the fund. In addition, when interest rates fall, prices on mortgage- and asset-backed securities may not rise as much as for other types of comparable debt securities because investors may anticipate an increase in prepayments.


Mortgage- and asset-backed securities are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, resulting in slower prepayments of the securities. This would, in effect, convert a short- or medium-duration mortgage- or asset-backed security into a longer-duration security, increasing its sensitivity to interest rate changes and causing its price to decline.


Tax Consequences of Inflation Adjustments. Periodic adjustments for inflation to the principal amount of an inflation protected security will give rise to original issue discount, which will be includable in gross income for Inflation Protected Securities Fund. Because the fund is required to distribute its taxable income to avoid corporate level tax, the fund may be required to make annual distributions to shareholders that exceed the cash it receives, which may require the fund to liquidate certain investments when it is not advantageous to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.


             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares

GENERAL

You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE.

The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on that day's net asset value (NAV) per share if your order is received by the funds or an authorized financial intermediary in proper form prior to the time the funds calculate their NAV. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."


Some financial intermediaries may charge a transaction-based fee for helping you purchase, redeem or exchange shares or an asset-based fee. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.


The funds may be offered only to persons in the United States. This prospectus should not be considered a solicitation or offering of fund shares outside the United States.

CHOOSING A SHARE CLASS

The funds issue their shares in two or more classes, as indicated by an "x" in the following table, with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class R and Class Y shares of the funds, whereas Class A, Class B and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.

                                                                          Share Class
FUND                                                             A      B      C      R      Y
-----------------------------------------------------------------------------------------------
Core Bond Fund                                                   x      x      x      x      x
High Income Bond Fund                                            x      x      x      x      x
Inflation Protected Securities Fund                              x             x      x      x
Intermediate Government Bond Fund                                x                           x
Intermediate Term Bond Fund                                      x                           x
Short Term Bond Fund                                             x                           x
Total Return Bond Fund                                           x      x      x      x      x
U.S. Government Mortgage Fund                                    x      x      x      x      x
-----------------------------------------------------------------------------------------------

Eligibility to Invest in Class R and Class Y Shares

CLASS R SHARES generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans ("retirement plans"), and must be held in plan level or omnibus accounts.

Class R shares are not available to retail retirement or non-retirement accounts, Traditional and Roth Individual Retirement Accounts (IRAs), Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans and 529 college savings plans.


CLASS Y SHARES are offered to group retirement plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.



             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Class Share Overview


                                                                         Contingent Deferred     Annual 12b-1 Fees
                                                        Front-End Sales     Sales Charge       (as a % of net assets)
                                                         Charge (FESC)         (CDSC)          ----------------------
---------------------------------------------------------------------------------------------------------------------
Class A                                                 2.25%-4.25%(1)          0.00%(2)                0.25%
Class B(3)                                                   None               5.00%(4)                1.00%
Class C(5)                                                   None               1.00%(6)                1.00%
Class R                                                      None               None                    0.50%
Class Y                                                      None               None                    None
---------------------------------------------------------------------------------------------------------------------


(1)The FESC differs by fund and is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.
(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.
(3)Class B shares automatically convert to Class A shares eight years after purchase, which reduces future annual expenses since Class A shares have lower annual expenses.
(4)A CDSC of up to 5.00% applies to Class B shares if you redeem shares within six years of purchase. The CDSC declines over the six years as described below under "Determining Your Share Price -- Class B Shares."
(5)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.
(6)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.

Among the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class B or Class C share orders that would cause your total investment in First American Funds Class A, Class B and Class C shares (not including First American money market funds) to equal or exceed $100,000 in the case of an order for Class B shares or $1 million dollars in the case of an order for Class C shares, using the aggregation principles discussed below under "Determining Your Share
Price -- Class A Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.

Class R or Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase these share classes. However, if you intend to hold your shares for a long time, or if you are eligible to invest in Class A shares with a reduced or waived sales charge, Class A may be a better choice than an investment in Class R shares.


             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

DETERMINING YOUR SHARE PRICE

Class A Shares

Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.


                                                                                     Core Bond Fund
                                                                                     High Income Bond Fund
                                               Intermediate Government Bond Fund     Inflation Protected Securities Fund
                                               Intermediate Term Bond Fund           Total Return Bond Fund
                                               Short Term Bond Fund                  U.S. Government Mortgage Fund
                                               ---------------------------------     -----------------------------------
                                                         Sales Charge                           Sales Charge
                                               ---------------------------------     -----------------------------------
                                                  As a %                As a %          As a %                 As a %
                                                    of                  of Net            of                   of Net
                                                 Offering               Amount         Offering                Amount
PURCHASE AMOUNT                                   Price                Invested         Price                 Invested
------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                 2.25%                  2.30%          4.25%                   4.44%
$50,000 - $99,999                                 2.00%                  2.04%          4.00%                   4.17%
$100,000 - $249,999                               1.75%                  1.78%          3.50%                   3.63%
$250,000 - $499,999                               1.25%                  1.27%          2.50%                   2.56%
$500,000 - $999,999                               1.00%                  1.01%          2.00%                   2.04%
$1 million and over                               0.00%                  0.00%          0.00%                   0.00%


Reducing Your Sales Charge on Class A Shares.   As shown in the preceding table,
larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.


Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.


Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.

Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A, Class B, or Class C shares of any First American Fund except the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.

It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.


             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:

- all of your accounts at your financial intermediary.

- all of your accounts at any other financial intermediary.

- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.

You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.

More information on these ways to reduce your sales charge appears in the SAI.


Purchasing Class A Shares Without a Sales Charge.   The following persons may
purchase a fund's Class A shares at net asset value without a sales charge:



- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.


- current and retired officers and directors of the funds.

- full-time employees of any broker-dealer authorized to sell fund shares.

- full-time employees of the fund's counsel.

- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).


- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.


- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.

- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.


- group retirement plans.



- certain Country Fund shareholders purchasing shares of High Income Bond Fund. See the fund's SAI.



You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.



Reinvesting After a Redemption.   If you redeem Class A shares of a First
American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American Fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.


Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.

The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Additional Information on Reducing Sales Charges.   A link to information
regarding the funds' Class A sales charge breakpoints is available on the funds' web site at www.firstamericanfunds.com.


             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Class B Shares

Your purchase price for Class B shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within six years of purchase, you will pay a CDSC, as reflected in the following table.


Year since purchase of                           CDSC as a % of the
original fund shares                            value of your shares
---------------------------------------------------------------------
First                                                           5.00%
Second                                                          5.00%
Third                                                           4.00%
Fourth                                                          3.00%
Fifth                                                           2.00%
Sixth                                                           1.00%
Seventh                                                         0.00%
Eighth                                                          0.00%


The CDSC you pay may differ slightly from the amount set forth above because of rounding that occurs in the calculation used to determine your CDSC.

Your CDSC will be based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class B shares that are not subject to a CDSC will be redeemed first; other Class B shares will then be redeemed in an order that minimizes your CDSC. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Your Class B shares and any related shares acquired by reinvesting your dividend or capital gain distributions will automatically convert to Class A shares eight years after the beginning of the month in which you purchased the shares.

Class C Shares

Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."

Unlike Class B shares, Class C shares do not convert to Class A shares after a specified period of time. Therefore, your shares will continue to have higher annual expenses than Class A shares.


Retirement Plan Availability of Class B and Class C Shares



Class B and Class C shares are available to individual plans and certain smaller group plans, such as SIMPLE and SEP plans. Class B and Class C shares are not available to certain employer-sponsored plans, such as 401(k), employer-sponsored 403(b), money purchase and profit sharing plans.


Waiving Contingent Deferred Sales Charges

CDSCs on Class A, Class B and Class C share redemptions will be waived for:

- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.

- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.

- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.

- redemptions required as a result of over-contribution to an IRA plan.


             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Class R and Class Y Shares

Your purchase price for Class R and Class Y shares is their net asset value. These share classes do not have a front-end sales charge or a CDSC.

12B-1 FEES


Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows each fund to pay the fund's distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.



                                                                  Annual 12b-1 Fees
                                                              --------------------------
                                                                             Shareholder
                                                              Distribution    Servicing
                                                                  Fee            Fee
----------------------------------------------------------------------------------------
Class A(1)                                                      None            0.25%
Class B                                                         0.75%           0.25%
Class C                                                         0.75%           0.25%
Class R                                                         0.25%           0.25%
Class Y                                                         None            None
----------------------------------------------------------------------------------------



(1)The distributor has agreed to limit its Class A share 12b-1 fee for Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund to 0.15%. Therefore, the distributor will proportionately reduce the annual fee referred to below that it pays to intermediaries in connection with their sales of Class A shares of those funds. See "Compensation Paid to Financial Intermediaries -- 12b-1 Fees" below.



Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.


COMPENSATION PAID TO FINANCIAL INTERMEDIARIES

The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."

Sales Charge Reallowance


The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:



                                                                                     Core Bond Fund
                                                                                     High Income Bond Fund
                                                 Intermediate Government Bond Fund   Inflation Protected Securities Fund
                                                 Intermediate Term Bond Fund         Total Return Bond Fund
                                                 Short Term Bond Fund                U.S. Government Mortgage Fund
                                                 ---------------------------------   -----------------------------------
                                                        Maximum Reallowance                  Maximum Reallowance
                                                             as a % of                            as a % of
Purchase Amount                                           Purchase Price                       Purchase Price
------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                              2.00%                                4.00%
$50,000 - $99,999                                              1.75%                                3.75%
$100,000 - $249,999                                            1.50%                                3.25%
$250,000 - $499,999                                            1.00%                                2.25%
$500,000 - $999,999                                            0.75%                                1.75%
$1 million and over                                            0.00%                                0.00%



             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Sales Commissions


There is no initial sales charge on Class A share purchases of $1 million or more; however, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class B or Class C shares, the funds' distributor pays a sales commission of 4.25% (4.00% for High Income Bond Fund) of the amount invested to financial intermediaries that sell Class B shares and pays a sales commission of 1.00% of the amount invested to intermediaries selling Class C shares.


12b-1 Fees


The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of up to 0.25% (0.15% for Intermediate Government Bond Fund, Intermediate Term Bond Fund, and Short Term Bond Fund) of a fund's Class A, Class B, Class C, and Class R share average daily net assets attributable to shares sold through them. For Class A and Class R shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class B and Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time. In all cases, the intermediaries continue to receive these fees for as long as you hold fund shares.



The funds' distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds' distributor pays intermediaries that sell Class C shares a 0.75% annual distribution fee beginning one year after the shares are sold. The funds' distributor pays intermediaries that sell Class R shares a 0.25% annual distribution fee immediately after you purchase shares. The funds' distributor retains the Class B share 0.75% annual distribution fee in order to finance the payment of sales commissions to intermediaries that sell Class B shares.


Additional Payments to Financial Intermediaries

The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources in connection with the sale or retention of fund shares and/or in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. The amount of these payments may be significant, and may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the funds to you. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.

These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of the assets invested in the funds by the intermediary's customers; reimbursement of ticket or operational charges (fees that an intermediary charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor.

The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain intermediaries also receive payments in recognition of sub-accounting, recordkeeping or other services they provide to shareholders or plan participants who invest in the fund or other First American Funds through their retirement plan.

You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the funds' SAI.

PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.


As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.



             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Purchasing Class A, Class B and Class C Shares

You can become a shareholder in any of the funds by making the following minimum initial or additional investments.

                                                               Minimum      Minimum
                                                               Initial     Additional
ACCOUNT TYPES                                                 Investment   Investment
-------------------------------------------------------------------------------------
Retirement plan, Uniform Gift to Minors Act (UGMA)/
Uniform Transfers to Minors Act (UTMA) accounts                 $  500        $ 25
All other accounts                                              $1,000        $100

The funds have the right to waive these minimum investment requirements for shares offered through certain institutions and for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.

By Phone. You can purchase shares by calling your financial intermediary, if they have a sales agreement with the funds' distributor. You can also place purchase orders of $100 or more by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.

By Wire.   You can purchase shares by making a wire transfer from your bank.
Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV calculated after the funds' custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.

By Mail.   To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

REGULAR U.S. MAIL:                       OVERNIGHT EXPRESS MAIL:
---------------------------------   ---------------------------------
First American Funds                First American Funds
P.O. Box 3011                       615 East Michigan Street
Milwaukee, WI 53201-3011            Milwaukee, WI 53202

After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.

Please note the following:

- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.


- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, credit cards, and any checks that are post dated will not be accepted.



- If a check or ACH does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.


By Systematic Investment Plan.   To purchase shares as part of a savings
discipline, you may add to your investment on a regular basis:

- by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or


- through automatic monthly exchanges of your fund into another First American fund of the same class.


You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.


             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Redeeming Class A, Class B and Class C Shares


When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.


By Phone.   If you purchased shares through a financial intermediary, simply call them to redeem your shares.


If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds may charge a $15 fee for wire redemptions under $5,000. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within 2-3 business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per day.


If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.

By Mail.   To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

REGULAR U.S. MAIL:                       OVERNIGHT EXPRESS MAIL:
---------------------------------   ---------------------------------
First American Funds                First American Funds
P.O. Box 3011                       615 East Michigan Street
Milwaukee, WI 53201-3011            Milwaukee, WI 53202

Your request should include the following information:

- name of the fund

- account number

- dollar amount or number of shares redeemed

- name on the account

- signatures of all registered account owners

Signatures on a written request must be guaranteed if:

- you would like redemption proceeds to be paid to anyone other than to the shareholder of record.

- you would like the redemption check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.

- your redemption request is for $50,000 or more.

- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.


In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.


A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By Wire.   You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.


             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED


By Systematic Withdrawal Plan.   If your account has a value of $5,000 or more,
you may redeem a specific dollar amount from your account on a regular basis. You may set up systematic withdrawal when you complete a new account form or by calling your financial intermediary.


You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.

Exchanging Class A, Class B and Class C Shares

If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.

Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:

- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.

- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.


Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American fund, you do not have to pay a sales charge. When you exchange your Class B or Class C shares for Class B or Class C shares of another First American fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC or, in the case of Class B shares, calculating when your shares convert to Class A shares.


Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

By Phone.   If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.

By Mail.   To exchange shares by written request, please follow the procedures under "Redeeming Class A, Class B and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.


By Systematic Exchange Plan.   You may add to your investment on a regular basis
through automatic monthly exchanges of your fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.


Purchasing, Redeeming and Exchanging Class R Shares

Eligible retirement plans generally may open an account and purchase Class R shares by contacting any financial intermediary or plan administrator authorized to sell the funds' shares. Participants in retirement plans generally must contact the plan's administrator to purchase, redeem or exchange shares.

Share purchases by eligible retirement plans are generally made by wire transfer. You cannot purchase shares by wire on days when federally chartered banks are closed.

Purchase orders and redemption requests from a retirement plan or participant in the plan must be received by the financial intermediary or plan administrator by the time specified by that institution to be assured same day processing. In order for shares to be purchased at that day's price, the funds must receive the purchase order from the financial intermediary or plan administrator by 3:00 p.m. Central time. In order for shares to be sold at that day's price, the funds must receive the redemption request from the financial intermediary or plan administrator by 3:00 p.m. Central time. It is the responsibility of the financial intermediary or plan administrator to promptly transmit orders to the funds.

If the funds receive a redemption request by 3:00 p.m. Central time, payment of the redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.


             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Exchanging Class R Shares.   If you are a plan participant and your investment
goals or your financial needs change, you may exchange your shares for Class R shares of another First American Fund offered through your retirement plan. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares.

To exchange your shares, call your financial intermediary or plan administrator. In order for your shares to be exchanged the same day, you must call your financial intermediary or plan administrator by the time specified by that institution and your exchange order must be received by the funds by 3:00 p.m. Central time. It is the responsibility of your financial intermediary or plan administrator to promptly transmit your exchange order to the funds.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies, or the funds offered through your retirement plan may change, at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.

Purchasing, Redeeming and Exchanging Class Y Shares

You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.

If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.

Exchanging Class Y Shares.   If your investment goals or your financial needs
change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.

To exchange your shares, call your financial intermediary.

Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares "below.

ADDITIONAL INFORMATION ON PURCHASING, REDEEMING AND EXCHANGING SHARES

Calculating Net Asset Value

The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the funds' investments are furnished by one or more independent pricing services that have been approved by the funds' board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is no current market value quotation; and

- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.


             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.

Short-Term Trading of Fund Shares

The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' Board of Directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will not knowingly accommodate trading in the funds' shares in violation of these policies. As discussed below, however, there is no guarantee that the funds will be able to detect such trading in all accounts. See "Omnibus Accounts" below. These policies do not apply to purchases and sales of fund shares by other First American Funds.

Risks Associated with Short-Term Trading.   Short-term trading in a fund's
shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.

In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

Short-Term Trading Policies.   The funds' advisor monitors trading in fund
shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.

Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.

Omnibus Accounts.   Fund shares are frequently held through omnibus account
arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds seek to apply their short-term trading policies and procedures to these omnibus account arrangements and will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the


             PROSPECTUS - First American Income Funds

Policies and Services
Purchasing, Redeeming, and Exchanging Shares  CONTINUED

respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the financial intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary.

While the funds will request that financial intermediaries apply the funds' short-term trading policies to their customers who invest indirectly in the funds, the funds are limited in their ability to monitor the trading activity or enforce the funds' short-term trading policies with respect to customers of financial intermediaries. For example, the funds might not be able to detect any short-term trading facilitated by a financial intermediary, if this were to occur.

Telephone Transactions

The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.

It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.

Accounts with Low Balances


If your account balance falls below $500, the funds reserve the right to either:


- deduct a $50 annual account maintenance fee, or

- close your account and send you the proceeds, less any applicable contingent deferred sales charge.

Before taking any action, however, the funds will send you written notice of the action they intend to take and give you 30 days to re-establish a minimum account balance of $500.

Redemption in Kind

Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.


             PROSPECTUS - First American Income Funds

Policies and Services
Managing Your Investment

STAYING INFORMED

Shareholder Reports


Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.


In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.

Statements and Confirmations


Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.


DIVIDENDS AND DISTRIBUTIONS


Dividends from a fund's net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. If you place a purchase order or an exchange order for fund shares by the time the fund determines its NAV, you will begin to accrue dividends on the next business day.


Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.

TAXES

Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

Taxes on Distributions

Each fund pays its shareholders dividends from its net investment income and any net capital gains that it has realized. For most investors, fund dividends and distributions are considered taxable whether they are reinvested or taken in cash (unless your investment is in an IRA or other tax-advantaged account).

Dividends from a fund's net investment income and short-term capital gains are taxable as ordinary income. Distributions of a fund's long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares. The funds expect that, as a result of their investment objectives and strategies, their distributions will consist primarily of ordinary income and that the distributions will not be treated as "qualified dividends" that are taxed at the same rates as long-term capital gains.

Taxes on Transactions

The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.


If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining



             PROSPECTUS - First American Income Funds

Policies and Services
Managing Your Investment CONTINUED

capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.

The exchange of one class of shares for another class of shares in the same fund will not be taxable.

Considerations for Retirement Plan Clients


A plan participant whose retirement plan invests in a fund generally is not taxed on fund dividends or distributions received by the plan or on sales or exchanges of fund shares by the plan for federal income tax purposes. However, distributions to plan participants from a retirement plan generally are taxable to plan participants as ordinary income. You should consult your tax professional about federal, state and local tax considerations. More information about tax considerations that may affect the funds and their shareholders appears in the funds' SAI.



             PROSPECTUS - First American Income Funds

Additional Information
Management


FAF Advisors, Inc., formerly known as U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2006, FAF Advisors and its affiliates had more than $98 billion in assets under management, including investment company assets of more than $71 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.



Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal period.



                                          Management fee
                                       as a % of average
                                        daily net assets
--------------------------------------------------------
CORE BOND FUND                               0.42%
HIGH INCOME BOND FUND                        0.51%
INFLATION PROTECTED SECURITIES FUND          0.27%
INTERMEDIATE GOVERNMENT BOND FUND            0.09%
INTERMEDIATE TERM BOND FUND                  0.32%
SHORT TERM BOND FUND                         0.31%
TOTAL RETURN BOND FUND                       0.43%
U.S. GOVERNMENT MORTGAGE FUND                0.34%
--------------------------------------------------------


A discussion regarding the basis for the board of directors' approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal period ended June 30, 2006.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank provides custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.


Administration Services.   FAF Advisors and its affiliate, U.S. Bancorp Fund
Services, LLC (Fund Services), act as the funds' administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, each fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the funds may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.



Transfer Agency Services.   Fund Services provides transfer agency and dividend
disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum per share class fee. In addition, the funds may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.


Distribution Services.   Quasar Distributors, LLC, an affiliate of FAF Advisors,
receives distribution and shareholder servicing fees for acting as the funds' distributor.

Securities Lending Services.   In connection with lending their portfolio
securities, the funds (other than Intermediate Government Bond Fund) pay fees to FAF Advisors which are equal to 32% of each fund's net income from these securities lending transactions.


Other Compensation.   To the extent that fund shares are held through U.S. Bank
or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Payments to Financial Intermediaries."



             PROSPECTUS - First American Income Funds

Additional Information
Management CONTINUED

PORTFOLIO MANAGEMENT


The portfolio managers primarily responsible for the funds' management are set forth below followed by the portfolio managers' biographies.



Core Bond Fund.   Chris J. Neuharth has served as the primary portfolio manager for the fund since October 2006 and had previously co-managed the fund since October 2002. Timothy A. Palmer, Wan-Chong Kung, and Jeffrey J. Ebert have co-managed the fund since May 2003, June 2001, and December 2005, respectively.



High Income Bond Fund.   John T. Fruit has served as the primary portfolio
manager for the fund since October 2006 and had previously co-managed the fund since November 2005. Douglas P. Hedberg and Gregory A. Hanson have co-managed the fund since August 2001 and March 2006, respectively.


Inflation Protected Securities Fund.   Wan-Chong Kung has served as the primary
portfolio manager for the fund and Linda M. Sauber has co-managed the fund since October 2004.

Intermediate Government Bond Fund.   Wan-Chong Kung has served as the primary
portfolio manager for the fund since November 2002 and Linda M. Sauber has co-managed the fund since February 2003.

Intermediate Term Bond Fund.   Wan-Chong Kung has served as the primary
portfolio manager for the fund since October 2002 and Jeffrey J. Ebert has co-managed the fund since February 2000.

Short Term Bond Fund.   Chris J. Neuharth has served as the primary portfolio
manager for the fund since March 2004 and Marie A. Newcome has co-managed the fund since January 2005.

Total Return Bond Fund.   Timothy A. Palmer has served as the primary portfolio
manager for the fund since May 2005. Wan-Chong Kung and Chris J. Neuharth have co-managed the fund since May 2005, and Jeffrey J. Ebert has co-managed the fund since February 2000.

U.S. Government Mortgage Fund.   Chris J. Neuharth has served as the primary
portfolio manager for the fund since September 2001 and Jason J. O'Brien has co-managed the fund since October 2001.

PORTFOLIO MANAGER BIOGRAPHIES


Jeffrey J. Ebert, Senior Fixed-Income Portfolio Manager, joined FAF Advisors in 1991 and has 16 years of financial industry experience.



John T. Fruit, CFA, Senior Fixed-Income Portfolio Manager, joined FAF Advisors in 2001 as a senior credit research analyst. Prior to that, he worked for Aid Association for Lutherans as a fixed-income analyst/trader. He also previously did analysis and institutional trading for Arbor Research and Trading and worked in sales and trading in securities lending and fixed income for that firm. Mr. Fruit has more than 18 years of financial industry experience.



Gregory A. Hanson, CFA, Head of Taxable Fixed-Income Research, joined FAF Advisors in 1997. Mr. Hanson has 29 years of financial industry experience, including 23 years in portfolio management.



Douglas P. Hedberg, CFA, Senior Fixed-Income Portfolio Manager, joined FAF Advisors in 1997 and has 42 years of financial industry experience, including 27 years in portfolio management.



Wan-Chong Kung, CFA, Senior Fixed-Income Portfolio Manager, joined FAF Advisors in 1993 and has 14 years of portfolio management experience.



Chris J. Neuharth, CFA, Senior Fixed-Income Portfolio Manager, rejoined FAF Advisors in 2000. He has 25 years of financial industry experience, including 21 years in portfolio management.



Marie A. Newcome, CFA, Fixed-Income Portfolio Manager, joined FAF Advisors in 2004. Prior to that, Ms. Newcome held multiple positions at American Express Financial Advisors, specializing in government, global, corporate, and mortgage-backed bond portfolios. She has 14 years of financial industry experience.



Jason J. O'Brien, CFA, Fixed-Income Portfolio Manager, joined FAF Advisors in 1996 and has 13 years of financial industry experience.



Timothy A. Palmer, CFA, Senior Fixed-Income Portfolio Manager, joined FAF Advisors in May 2003. Mr. Palmer was a Senior Fixed-Income Portfolio Manager at American Express Financial Advisors from April 2001 until February 2003. Mr. Palmer has 20 years of financial industry experience, including 17 years in portfolio management.



Linda M. Sauber, Fixed-Income Portfolio Manager, joined FAF Advisors in 2003. Prior to that, Ms. Sauber obtained her MBA from the University of St. Thomas after working as a senior fixed-income trader with Advantus Capital Management. She has 18 years of financial industry experience.



The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.



             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights

The tables that follow present performance information about the Class A, Class B, Class C, Class R, and Class Y shares of the funds (to the extent the funds offer the various classes). This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

CORE BOND FUND


                                           Fiscal period
                                               ended                             Fiscal year ended September 30,
CLASS A SHARES                           June 30, 2006(1,2)      2005(2)       2004(2)         2003          2002        2001(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $  11.15           $  11.27      $  11.56      $  11.45      $  11.37      $  10.69
                                              --------           --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income                            0.33               0.40          0.38          0.42          0.55          0.61
 Realized and Unrealized Gains (Losses)
  on Investments                                 (0.37)             (0.09)        (0.09)         0.15          0.08          0.69
                                              --------           --------      --------      --------      --------      --------
 Total From Investment Operations                (0.04)              0.31          0.29          0.57          0.63          1.30
                                              --------           --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)          (0.33)             (0.42)        (0.41)        (0.46)        (0.55)        (0.62)
 Distributions (from net realized
  gains)                                         (0.07)             (0.01)        (0.17)           --            --            --
                                              --------           --------      --------      --------      --------      --------
 Total Distributions                             (0.40)             (0.43)        (0.58)        (0.46)        (0.55)        (0.62)
                                              --------           --------      --------      --------      --------      --------
Net Asset Value, End of Period                $  10.71           $  11.15      $  11.27      $  11.56      $  11.45      $  11.37
                                              ========           ========      ========      ========      ========      ========
Total Return(3)                                  (0.34)%             2.75%         2.60%         5.08%         5.77%        12.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $134,845           $161,410      $184,805      $191,754      $122,354      $119,067
Ratio of Expenses to Average Net Assets           0.95%              0.95%         0.95%         0.95%         0.95%         0.95%
Ratio of Net Investment Income to
 Average Net Assets                               3.98%              3.51%         3.30%         3.58%         4.93%         5.50%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.03%              1.05%         1.05%         1.05%         1.03%         1.13%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)           3.90%              3.41%         3.20%         3.48%         4.85%         5.32%
Portfolio Turnover Rate                            139%               208%          182%          196%          115%           81%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

CORE BOND FUND (CONTINUED)



                                                Fiscal period
                                                    ended                           Fiscal year ended September 30,
CLASS B SHARES                                June 30, 2006(1,2)      2005(2)      2004(2)       2003         2002        2001(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 11.07            $ 11.19      $ 11.48      $ 11.38      $ 11.29      $ 10.63
                                                   -------            -------      -------      -------      -------      -------
Investment Operations:
 Net Investment Income                                0.26               0.31         0.29         0.35         0.47         0.52
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.36)             (0.09)       (0.09)        0.12         0.09         0.68
                                                   -------            -------      -------      -------      -------      -------
 Total From Investment Operations                    (0.10)              0.22         0.20         0.47         0.56         1.20
                                                   -------            -------      -------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)              (0.27)             (0.33)       (0.32)       (0.37)       (0.47)       (0.54)
 Distributions (from net realized gains)             (0.07)             (0.01)       (0.17)          --           --           --
                                                   -------            -------      -------      -------      -------      -------
 Total Distributions                                 (0.34)             (0.34)       (0.49)       (0.37)       (0.47)       (0.54)
                                                   -------            -------      -------      -------      -------      -------
Net Asset Value, End of Period                     $ 10.63            $ 11.07      $ 11.19      $ 11.48      $ 11.38      $ 11.29
                                                   =======            =======      =======      =======      =======      =======
Total Return(3)                                      (0.91)%             2.00%        1.83%        4.23%        5.12%       11.59%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $13,819            $17,078      $21,046      $28,096      $16,741      $15,071
Ratio of Expenses to Average Net Assets               1.70%              1.70%        1.70%        1.70%        1.70%        1.70%
Ratio of Net Investment Income to Average
 Net Assets                                           3.23%              2.76%        2.58%        2.83%        4.17%        4.75%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.78%              1.80%        1.80%        1.80%        1.78%        1.88%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                       3.15%              2.66%        2.48%        2.73%        4.09%        4.57%
Portfolio Turnover Rate                                139%               208%         182%         196%         115%          81%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                 Fiscal period
                                                     ended                          Fiscal year ended September 30,
CLASS C SHARES                                 June 30, 2006(1,2)      2005(2)      2004(2)       2003         2002       2001(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $11.12            $11.24       $11.53       $ 11.42      $11.34      $10.66
                                                     ------            ------       ------       -------      ------      ------
Investment Operations:
 Net Investment Income                                 0.26              0.31         0.29          0.34        0.47        0.52
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.37)            (0.09)       (0.09)         0.14        0.08        0.70
                                                     ------            ------       ------       -------      ------      ------
 Total From Investment Operations                     (0.11)             0.22         0.20          0.48        0.55        1.22
                                                     ------            ------       ------       -------      ------      ------
Less Distributions:
 Dividends (from net investment income)               (0.27)            (0.33)       (0.32)        (0.37)      (0.47)      (0.54)
 Distributions (from net realized gains)              (0.07)            (0.01)       (0.17)           --          --          --
                                                     ------            ------       ------       -------      ------      ------
 Total Distributions                                  (0.34)            (0.34)       (0.49)        (0.37)      (0.47)      (0.54)
                                                     ------            ------       ------       -------      ------      ------
Net Asset Value, End of Period                       $10.67            $11.12       $11.24       $ 11.53      $11.42      $11.34
                                                     ======            ======       ======       =======      ======      ======
Total Return(3)                                       (1.01)%            1.99%        1.81%         4.30%       5.02%      11.68%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $5,183            $7,266       $9,132       $13,424      $9,672      $7,148
Ratio of Expenses to Average Net Assets                1.70%             1.70%        1.70%         1.70%       1.70%       1.70%
Ratio of Net Investment Income to Average Net
 Assets                                                3.22%             2.76%        2.58%         2.85%       4.18%       4.65%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.78%             1.80%        1.80%         1.80%       1.78%       1.88%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            3.14%             2.66%        2.48%         2.75%       4.10%       4.47%
Portfolio Turnover Rate                                 139%              208%         182%          196%        115%         81%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Per share data calculated using average shares outstanding method.
(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED


CORE BOND FUND (CONTINUED)



                                                                                                                    Fiscal period
                                          Fiscal period                                                                 ended
                                              ended                    Fiscal year ended September 30,              September 30,
CLASS R SHARES(1)                       June 30, 2006(2,3)      2005(3)      2004(3)       2003         2002          2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $11.17            $11.30       $11.56       $ 11.45      $ 11.37         $ 11.28
                                              ------            ------       ------       -------      -------         -------
Investment Operations:
 Net Investment Income                          0.31              0.38         0.38          0.42         0.55            0.01
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.36)            (0.10)       (0.10)         0.15         0.08            0.08
                                              ------            ------       ------       -------      -------         -------
 Total From Investment Operations              (0.05)             0.28         0.28          0.57         0.63            0.09
                                              ------            ------       ------       -------      -------         -------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.32)            (0.40)       (0.37)        (0.46)       (0.55)             --
 Distributions (from net realized
  gains)                                       (0.07)            (0.01)       (0.17)           --           --              --
                                              ------            ------       ------       -------      -------         -------
 Total Distributions                           (0.39)            (0.41)       (0.54)        (0.46)       (0.55)             --
                                              ------            ------       ------       -------      -------         -------
Net Asset Value, End of Period                $10.73            $11.17       $11.30       $ 11.56      $ 11.45         $ 11.37
                                              ======            ======       ======       =======      =======         =======
Total Return(5)                                (0.51)%            2.51%        2.53%         5.08%        5.77%           0.80%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $   34            $   16       $    1       $39,236      $33,270         $35,062
Ratio of Expenses to Average Net
 Assets                                         1.20%             1.20%        0.95%         0.95%        0.95%           1.58%
Ratio of Net Investment Income to
 Average Net Assets                             3.77%             3.37%        3.37%         3.58%        4.93%           6.36%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                     1.43%             1.45%        1.05%         1.05%        1.03%           1.76%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       3.54%             3.12%        3.27%         3.48%        4.85%           6.18%
Portfolio Turnover Rate                          139%              208%         182%          196%         115%             81%
---------------------------------------------------------------------------------------------------------------------------------


(1)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Total return would have been lower had certain expenses not been waived.


                                 Fiscal period
                                     ended                                  Fiscal year ended September 30,
CLASS Y SHARES                 June 30, 2006(1,2)       2005(2)         2004(2)           2003            2002          2001(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                            $    11.15          $    11.27      $    11.56      $    11.45      $    11.37      $    10.69
                                   ----------          ----------      ----------      ----------      ----------      ----------
Investment Operations:
 Net Investment Income                   0.35                0.42            0.40            0.45            0.58            0.63
 Realized and Unrealized
  Gains (Losses) on
  Investments                           (0.38)              (0.08)          (0.08)           0.15            0.08            0.70
                                   ----------          ----------      ----------      ----------      ----------      ----------
 Total From Investment
 Operations                             (0.03)               0.34            0.32            0.60            0.66            1.33
                                   ----------          ----------      ----------      ----------      ----------      ----------
Less Distributions:
 Dividends (from net
  investment income)                    (0.35)              (0.45)          (0.44)          (0.49)          (0.58)          (0.65)
 Distributions (from net
  realized gains)                       (0.07)              (0.01)          (0.17)             --              --              --
                                   ----------          ----------      ----------      ----------      ----------      ----------
 Total Distributions                    (0.42)              (0.46)          (0.61)          (0.49)          (0.58)          (0.65)
                                   ----------          ----------      ----------      ----------      ----------      ----------
Net Asset Value, End of
 Period                            $    10.70          $    11.15      $    11.27      $    11.56      $    11.45      $    11.37
                                   ==========          ==========      ==========      ==========      ==========      ==========
Total Return(3)                         (0.24)%              3.01%           2.87%           5.34%           6.04%          12.76%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period
 (000)                             $1,680,105          $1,725,850      $1,740,470      $1,955,909      $1,204,555      $1,368,812
Ratio of Expenses to Average
 Net Assets                              0.70%               0.70%           0.70%           0.70%           0.70%           0.70%
Ratio of Net Investment
 Income to Average Net Assets            4.24%               3.77%           3.58%           3.83%           5.18%           5.76%
Ratio of Expenses to Average
 Net Assets (excluding
 waivers)                                0.78%               0.80%           0.80%           0.80%           0.78%           0.88%
Ratio of Net Investment
 Income to Average Net Assets
 (excluding waivers)                     4.16%               3.67%           3.48%           3.73%           5.10%           5.58%
Portfolio Turnover Rate                   139%                208%            182%            196%            115%             81%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

HIGH INCOME BOND FUND(1)


                                            Fiscal period                                                           Fiscal period
                                                ended                                                                   ended
                                               June 30,                Fiscal year ended September 30,              September 30,
CLASS A SHARES                                2006(2,3)         2005(3)      2004(3)      2003(3)       2002          2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $   9.41         $  9.45      $  9.13      $  7.90      $  9.23         $ 9.93
                                               --------         -------      -------      -------      -------         ------
Investment Operations:
 Net Investment Income                             0.49            0.66         0.68         0.68         0.65           0.02
 Realized and Unrealized Gains (Losses) on
  Investments                                     (0.20)          (0.04)        0.32         1.24        (1.21)         (0.68)
                                               --------         -------      -------      -------      -------         ------
 Total From Investment Operations                  0.29            0.62         1.00         1.92        (0.56)         (0.66)
                                               --------         -------      -------      -------      -------         ------
Less Distributions:
 Dividends (from net investment income)           (0.48)          (0.66)       (0.68)       (0.69)       (0.70)         (0.04)
 Distributions (from return of capital)              --              --(5)        --           --        (0.07)            --
                                               --------         -------      -------      -------      -------         ------
 Total Distributions                              (0.48)          (0.66)       (0.68)       (0.69)       (0.77)         (0.04)
                                               --------         -------      -------      -------      -------         ------
Net Asset Value, End of Period                 $   9.22         $  9.41      $  9.45      $  9.13      $  7.90         $ 9.23
                                               ========         =======      =======      =======      =======         ======
Total Return(6)                                    3.14%           6.74%       11.30%       25.30%       (6.66)%        (6.55)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $ 29,573         $34,144      $43,842      $42,013      $23,900         $  161
Ratio of Expenses to Average Net Assets            1.10%           1.02%        1.00%        1.06%        1.10%          1.10%
Ratio of Net Investment Income to Average
 Net Assets                                        6.94%           6.88%        7.25%        7.72%        7.64%          6.53%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               1.29%           1.27%        1.26%        1.24%        1.47%          1.33%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    6.75%           6.63%        6.99%        7.54%        7.27%          6.30%
Portfolio Turnover Rate                              68%             77%          80%         122%          86%            53%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to March 17, 2003 are those of the First American High Yield Bond Fund, which merged into the High Income Bond Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Includes a tax return of capital of less than $0.01.

(6)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                             Fiscal period                                                          Fiscal period
                                                 ended                                                                  ended
                                                June 30,                Fiscal year ended September 30,             September 30,
CLASS B SHARES                                 2006(2,3)         2005(3)      2004(3)      2003(3)       2002         2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $   9.37         $ 9.41       $ 9.09       $ 7.87       $ 9.19         $ 9.88
                                                --------         ------       ------       ------       ------         ------
Investment Operations:
 Net Investment Income                              0.43           0.58         0.61         0.61         0.69           0.02
 Realized and Unrealized Gains (Losses) on
  Investments                                      (0.19)         (0.03)        0.32         1.24        (1.31)         (0.67)
                                                --------         ------       ------       ------       ------         ------
 Total From Investment Operations                   0.24           0.55         0.93         1.85        (0.62)         (0.65)
                                                --------         ------       ------       ------       ------         ------
Less Distributions:
 Dividends (from net investment income)            (0.43)         (0.59)       (0.61)       (0.63)       (0.63)         (0.04)
 Distributions (from return of capital)               --             --(5)        --           --        (0.07)            --
                                                --------         ------       ------       ------       ------         ------
 Total Distributions                               (0.43)         (0.59)       (0.61)       (0.63)       (0.70)         (0.04)
                                                --------         ------       ------       ------       ------         ------
Net Asset Value, End of Period                  $   9.18         $ 9.37       $ 9.41       $ 9.09       $ 7.87         $ 9.19
                                                ========         ======       ======       ======       ======         ======
Total Return(6)                                     2.57%          5.97%       10.52%       24.33%       (7.26)%        (6.47)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $  5,988         $7,191       $8,521       $8,939       $  774         $   40
Ratio of Expenses to Average Net Assets             1.85%          1.77%        1.75%        1.81%        1.80%          1.77%
Ratio of Net Investment Income to Average
 Net Assets                                         6.19%          6.13%        6.50%        7.00%        7.49%          6.02%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                2.04%          2.02%        2.01%        1.99%        2.28%          2.02%
Ratio of Net Investment Income to Average
 Net Assets
 (excluding waivers)                                6.00%          5.88%        6.24%        6.82%        7.01%          5.77%
Portfolio Turnover Rate                               68%            77%          80%         122%          86%            53%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to March 17, 2003 are those of the First American High Yield Bond Fund, which merged into the High Income Bond Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.
(5)Includes a tax return of capital of less than $0.01.

(6)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

HIGH INCOME BOND FUND(1) (CONTINUED)



                                             Fiscal period                                                          Fiscal period
                                                 ended                                                                  ended
                                                June 30,                Fiscal year ended September 30,             September 30,
CLASS C SHARES                                 2006(2,3)         2005(3)      2004(3)      2003(3)       2002         2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $   9.38         $  9.42      $  9.10      $  7.89      $ 9.21         $ 9.90
                                                --------         -------      -------      -------      ------         ------
Investment Operations:
 Net Investment Income                              0.43            0.58         0.61         0.61        0.64           0.05
 Realized and Unrealized Gains (Losses) on
  Investments                                      (0.19)          (0.03)        0.32         1.23       (1.27)         (0.70)
                                                --------         -------      -------      -------      ------         ------
 Total From Investment Operations                   0.24            0.55         0.93         1.84       (0.63)         (0.65)
                                                --------         -------      -------      -------      ------         ------
Less Distributions:
 Dividends (from net investment income)            (0.43)          (0.59)       (0.61)       (0.63)      (0.62)         (0.04)
 Distributions (from return of capital)               --              --(5)        --           --       (0.07)            --
                                                --------         -------      -------      -------      ------         ------
 Total Distributions                               (0.43)          (0.59)       (0.61)       (0.63)      (0.69)         (0.04)
                                                --------         -------      -------      -------      ------         ------
Net Asset Value, End of Period                  $   9.19         $  9.38      $  9.42      $  9.10      $ 7.89         $ 9.21
                                                ========         =======      =======      =======      ======         ======
Total Return(6)                                     2.56%           5.96%       10.51%       24.14%      (7.34)%        (6.50)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $  9,873         $13,403      $17,349      $19,685      $7,213         $3,749
Ratio of Expenses to Average Net Assets             1.85%           1.77%        1.75%        1.80%       1.83%          1.94%
Ratio of Net Investment Income to Average
 Net Assets                                         6.19%           6.13%        6.50%        7.01%       7.08%          5.53%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                2.04%           2.02%        2.01%        1.98%       2.26%          2.21%
Ratio of Net Investment Income to Average
 Net Assets
 (excluding waivers)                                6.00%           5.88%        6.24%        6.83%       6.65%          5.26%
Portfolio Turnover Rate                               68%             77%          80%         122%         86%            53%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to March 17, 2003 are those of the First American High Yield Bond Fund, which merged into the High Income Bond Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Includes a tax return of capital of less than $0.01.

(6)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED


HIGH INCOME BOND FUND(1) (CONTINUED)



                                                                                                                    Fiscal period
                                           Fiscal period                                                                ended
                                               ended                    Fiscal year ended September 30,             September 30,
CLASS R SHARES(2)                        June 30, 2006(3,4)      2005(4)      2004(4)      2003(4)       2002         2001(4,5)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $   9.53           $ 9.60       $ 9.21       $ 7.98       $ 9.32         $ 9.50
                                              --------           ------       ------       ------       ------         ------
Investment Operations:
 Net Investment Income                            0.49             0.62         0.69         0.71         0.73           0.01
 Realized and Unrealized Gains (Losses)
  on Investments                                 (0.20)           (0.04)        0.32         1.22        (1.30)         (0.19)
                                              --------           ------       ------       ------       ------         ------
 Total From Investment Operations                 0.29             0.58         1.01         1.93        (0.57)         (0.18)
                                              --------           ------       ------       ------       ------         ------
Less Distributions:
 Dividends (from net investment income)          (0.47)           (0.65)       (0.62)       (0.70)       (0.70)            --
 Distributions (from return of capital)             --            --(6)           --           --        (0.07)            --
                                              --------           ------       ------       ------       ------         ------
 Total Distributions                             (0.47)           (0.65)       (0.62)       (0.70)       (0.77)            --
                                              --------           ------       ------       ------       ------         ------
Net Asset Value, End of Period                $   9.35           $ 9.53       $ 9.60       $ 9.21       $ 7.98         $ 9.32
                                              ========           ======       ======       ======       ======         ======
Total Return(7)                                   3.09%            6.23%       11.29%       25.11%       (6.66)%        (1.90)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $     73           $    4       $    1       $  777       $   87         $   --
Ratio of Expenses to Average Net Assets           1.35%            1.33%        1.00%        1.00%        1.01%            --
Ratio of Net Investment Income to
 Average Net Assets                               6.82%            6.31%        7.33%        7.86%        8.46%          1.23%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.69%            1.73%        1.26%        1.18%        1.57%            --
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)           6.48%            5.91%        7.07%        7.68%        7.90%          1.23%
Portfolio Turnover Rate                             68%              77%          80%         122%          86%            53%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to March 17, 2003 are those of the First American High Yield Bond Fund, which merged into High Income Bond Fund on that date.

(2)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Per share data calculated using average shares outstanding method.

(5)Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(6)Includes a tax return of capital of less than $0.01.

(7)Total return would have been lower had certain expenses not been waived.


                                         Fiscal period
                                             ended                             Fiscal period ended September 30,
CLASS Y SHARES                         June 30, 2006(2,3)      2005(3)       2004(3)       2003(3)        2002         2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period        $   9.42           $   9.46      $   9.13      $   7.92      $  9.24        $  9.92
                                            --------           --------      --------      --------      -------        -------
Investment Operations:
 Net Investment Income                          0.51               0.68          0.70          0.69         0.74           0.05
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.20)             (0.03)         0.34          1.24        (1.28)         (0.69)
                                            --------           --------      --------      --------      -------        -------
 Total From Investment Operations               0.31               0.65          1.04          1.93        (0.54)         (0.64)
                                            --------           --------      --------      --------      -------        -------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.50)             (0.69)        (0.71)        (0.72)       (0.71)         (0.04)
 Distributions (from return of
  capital)                                        --                 --(5)         --            --        (0.07)            --
                                            --------           --------      --------      --------      -------        -------
 Total Distributions                           (0.50)             (0.69)        (0.71)        (0.72)       (0.78)         (0.04)
                                            --------           --------      --------      --------      -------        -------
Net Asset Value, End of Period              $   9.23           $   9.42      $   9.46      $   9.13      $  7.92        $  9.24
                                            ========           ========      ========      ========      =======        =======
Total Return(6)                                 3.34%              7.01%        11.69%        25.29%       (6.33)%        (6.47)%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $205,382           $207,610      $234,770      $179,416      $21,157        $ 8,308
Ratio of Expenses to Average Net
 Assets                                         0.85%              0.77%         0.75%         0.83%        0.82%          0.96%
Ratio of Net Investment Income to
 Average Net Assets                             7.19%              7.13%         7.49%         7.97%        8.19%          6.06%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                     1.04%              1.02%         1.01%         1.01%        1.27%          1.23%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       7.00%              6.88%         7.23%         7.79%        7.74%          5.79%
Portfolio Turnover Rate                           68%                77%           80%          122%          86%            53%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to March 17, 2003 are those of the First American High Yield Bond Fund, which merged into the High Income Bond Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Commenced operations on August 30, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Includes a tax return of capital of less than $0.01.

(6)Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

INFLATION PROTECTED SECURITIES FUND


                                                                                          Fiscal year
                                                                   Fiscal period             ended
                                                                       ended             September 30,
CLASS A SHARES                                                    June 30, 2006(1)         2005(2,3)
------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $10.12               $10.00
                                                                       ------               ------
Investment Operations:
 Net Investment Income                                                   0.38                 0.51
 Realized and Unrealized Losses on Investments                          (0.55)               (0.02)
                                                                       ------               ------
 Total From Investment Operations                                       (0.17)                0.49
                                                                       ------               ------
Less Distributions:
 Dividends (from net investment income)                                 (0.40)               (0.37)
 Distributions (from net realized gains)                                (0.01)                  --
                                                                       ------               ------
 Total Distributions                                                    (0.41)               (0.37)
                                                                       ------               ------
 Net Asset Value, End of Period                                        $ 9.54               $10.12
                                                                       ======               ======
Total Return(4)                                                         (1.69)%               4.93%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $5,042               $6,917
Ratio of Expenses to Average Net Assets                                  0.85%                0.85%
Ratio of Net Investment Income to Average Net Assets                     5.20%                5.04%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.08%                1.09%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                     4.97%                4.80%
Portfolio Turnover Rate                                                    85%                  23%
------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Commenced operations on October 1, 2004.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                       Fiscal year
                                                                   Fiscal period          ended
                                                                       ended          September 30,
CLASS C SHARES                                                    June 30, 2006(1)      2005(2,3)
---------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $10.11            $10.00
                                                                       ------            ------
Investment Operations:
 Net Investment Income                                                   0.31              0.40
 Realized and Unrealized Gains on Investments                           (0.53)             0.02
                                                                       ------            ------
 Total From Investment Operations                                       (0.22)             0.42
                                                                       ------            ------
Less Distributions:
 Dividends (from net investment income)                                 (0.35)            (0.31)
 Distributions (from net realized gains)                                (0.01)               --
                                                                       ------            ------
 Total Distributions                                                    (0.36)            (0.31)
                                                                       ------            ------
Net Asset Value, End of Period                                         $ 9.53            $10.11
                                                                       ======            ======
Total Return(4)                                                         (2.26)%            4.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $  552            $  855
Ratio of Expenses to Average Net Assets                                  1.60%             1.60%
Ratio of Net Investment Income to Average Net Assets                     4.29%             3.98%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.83%             1.84%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                     4.06%             3.74%
Portfolio Turnover Rate                                                    85%               23%
---------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Commenced operations on October 1, 2004.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

INFLATION PROTECTED SECURITIES FUND (CONTINUED)



                                                                                         Fiscal year
                                                                   Fiscal period            ended
                                                                       ended            September 30,
CLASS R SHARES                                                    June 30, 2006(1)        2001(2,3)
-----------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                   $10.13              $10.00
                                                                       ------              ------
Investment Operations:
 Net Investment Income                                                   0.38                0.43
 Realized and Unrealized Gains on Investments                           (0.56)               0.05
                                                                       ------              ------
 Total From Investment Operations                                       (0.18)               0.48
                                                                       ------              ------
Less Distributions:
 Dividends (from net investment income)                                 (0.39)              (0.35)
 Distributions (from net realized gains)                                (0.01)                 --
                                                                       ------              ------
 Total Distributions                                                    (0.40)              (0.35)
                                                                       ------              ------
Net Asset Value, End of Period                                         $ 9.55              $10.13
                                                                       ======              ======
Total Return(4)                                                         (1.80)%              4.81%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                        $    1              $    1
Ratio of Expenses to Average Net Assets                                  1.10%               1.10%
Ratio of Net Investment Income to Average Net Assets                     5.17%               4.22%
Ratio of Expenses to Average Net Assets (excluding waivers)              1.48%               1.49%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                     4.79%               3.83%
Portfolio Turnover Rate                                                    85%                 23%
-----------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Commenced operations on October 1, 2004.

(4)Total return would have been lower had certain expenses not been waived.


                                                                                          Fiscal year
                                                                   Fiscal period             ended
                                                                       ended             September 30,
CLASS Y SHARES                                                    June 30, 2006(1)         2005(2,3)
------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                                  $  10.13             $  10.00
                                                                      --------             --------
Investment Operations:
 Net Investment Income                                                    0.42                 0.51
 Realized and Unrealized Gains on Investments                            (0.57)                0.01
                                                                      --------             --------
 Total From Investment Operations                                        (0.15)                0.52
                                                                      --------             --------
Less Distributions:
 Dividends (from net investment income)                                  (0.42)               (0.39)
 Distributions (from net realized gains)                                 (0.01)                  --
                                                                      --------             --------
 Total Distributions                                                     (0.43)               (0.39)
                                                                      --------             --------
Net Asset Value, End of Period                                        $   9.55             $  10.13
                                                                      ========             ========
Total Return(4)                                                          (1.50)%               5.24%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                       $317,977             $269,412
Ratio of Expenses to Average Net Assets                                   0.60%                0.60%
Ratio of Net Investment Income to Average Net Assets                      5.73%                5.05%
Ratio of Expenses to Average Net Assets (excluding waivers)               0.83%                0.84%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                      5.50%                4.81%
Portfolio Turnover Rate                                                     85%                  23%
------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Commenced operations on October 1, 2004.

(4)Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

INTERMEDIATE GOVERNMENT BOND FUND


                                                                                                                    Fiscal period
                                                           Fiscal period                                                ended
                                                               ended          Fiscal year ended September 30,       September 30,
CLASS A SHARES                                           June 30, 2006(1,2)      2005(2)            2004(2)            2003(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $ 8.26            $ 8.82             $10.01             $10.00
                                                               ------            ------             ------             ------
Investment Operations:
 Net Investment Income                                           0.22              0.27               0.24               0.32
 Realized and Unrealized Gains (Losses) on Investments          (0.22)            (0.15)             (0.16)              0.02
                                                               ------            ------             ------             ------
 Total From Investment Operations                                0.00              0.12               0.08               0.34
                                                               ------            ------             ------             ------
Less Distributions:
 Dividends (from net investment income)                         (0.22)            (0.28)             (0.24)             (0.33)
 Distributions (from net realized gains)                        (0.05)            (0.40)             (1.03)                --
                                                               ------            ------             ------             ------
 Total Distributions                                            (0.27)            (0.68)             (1.27)             (0.33)
                                                               ------            ------             ------             ------
Net Asset Value, End of Period                                 $ 7.99            $ 8.26             $ 8.82             $10.01
                                                               ======            ======             ======             ======
Total Return(4)                                                  0.06%             1.40%              0.98%              3.53%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $1,689            $1,970             $1,872             $2,502
Ratio of Expenses to Average Net Assets                          0.75%             0.75%              0.75%              0.75%
Ratio of Net Investment Income to Average Net Assets             3.56%             3.21%              2.69%              3.22%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                        1.26%             1.09%              1.03%              1.05%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                             3.05%             2.87%              2.41%              2.92%
Portfolio Turnover Rate                                            70%              161%                53%                74%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 and June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                           Fiscal year           Fiscal period
                                                                Fiscal period                 ended                  ended
                                                                    ended                 September 30,          September 30,
CLASS Y SHARES                                                June 30, 2006(1,2)      2005(2)      2004(2)          2003(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $  8.25            $  8.82      $  10.01        $  10.00
                                                                   -------            -------      --------        --------
Investment Operations:
 Net Investment Income                                                0.22               0.28          0.26            0.34
 Realized and Unrealized Gains (Losses) on Investments               (0.20)             (0.16)        (0.17)           0.01
                                                                   -------            -------      --------        --------
 Total From Investment Operations                                     0.02               0.12          0.09            0.35
                                                                   -------            -------      --------        --------
Less Distributions:
 Dividends (from net investment income)                              (0.23)             (0.29)        (0.25)          (0.34)
 Distributions (from net realized gains)                             (0.05)             (0.40)        (1.03)             --
                                                                   -------            -------      --------        --------
 Total Distributions                                                 (0.28)             (0.69)        (1.28)          (0.34)
                                                                   -------            -------      --------        --------
Net Asset Value, End of Period                                     $  7.99            $  8.25      $   8.82        $  10.01
                                                                   =======            =======      ========        ========
Total Return(4)                                                       0.30%              1.43%         1.14%           3.64%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $42,781            $69,349      $129,769        $334,869
Ratio of Expenses to Average Net Assets                               0.60%              0.60%         0.60%           0.60%
Ratio of Net Investment Income to Average Net Assets                  3.70%              3.34%         2.84%           3.68%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                             1.01%              0.84%         0.78%           0.80%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                  3.29%              3.10%         2.66%           3.48%
Portfolio Turnover Rate                                                 70%               161%           53%             74%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

INTERMEDIATE TERM BOND FUND(1)


                                            Fiscal period                                                           Fiscal period
                                                ended                                                                   ended
                                               June 30,                Fiscal year ended September 30,              September 30,
CLASS A SHARES                                2006(2,3)         2005(3)      2004(3)       2003         2002          2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $  9.99          $ 10.25      $ 10.46      $ 10.35      $ 10.26         $  9.70
                                               -------          -------      -------      -------      -------         -------
Investment Operations:
 Net Investment Income                            0.29             0.34         0.31         0.39         0.50            0.54
 Realized and Unrealized Gains (Losses) on
  Investments                                    (0.27)           (0.17)       (0.10)        0.12         0.10            0.55
                                               -------          -------      -------      -------      -------         -------
 Total From Investment Operations                 0.02             0.17         0.21         0.51         0.60            1.09
                                               -------          -------      -------      -------      -------         -------
Less Distributions:
 Dividends (from net investment income)          (0.30)           (0.33)       (0.31)       (0.40)       (0.50)          (0.51)
 Distributions (from net realized gains)         (0.03)           (0.10)       (0.11)          --           --           (0.02)
 Distributions (from return of capital)             --               --           --           --        (0.01)             --
                                               -------          -------      -------      -------      -------         -------
 Total Distributions                             (0.33)           (0.43)       (0.42)       (0.40)       (0.51)          (0.53)
                                               -------          -------      -------      -------      -------         -------
Net Asset Value, End of Period                 $  9.68          $  9.99      $ 10.25      $ 10.46      $ 10.35         $ 10.26
                                               =======          =======      =======      =======      =======         =======
Total Return(5)                                   0.23%            1.69%        2.06%        5.09%        6.11%          11.46%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $38,296          $48,426      $63,219      $78,682      $65,291         $61,225
Ratio of Expenses to Average Net Assets           0.75%            0.75%        0.75%        0.75%        0.75%           0.85%
Ratio of Net Investment Income to Average
 Net Assets                                       3.88%            3.39%        2.97%        3.89%        4.96%           5.62%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.03%            1.05%        1.04%        1.05%        1.02%           0.96%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                   3.60%            3.09%        2.68%        3.59%        4.69%           5.51%
Portfolio Turnover Rate                            113%             118%         169%         133%          40%             30%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to September 24, 2001 are those of the Firstar Intermediate Bond Fund, which merged into the Intermediate Term Bond Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 and June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                            Fiscal period                                                          Fiscal period
                                                ended                                                                  ended
                                               June 30,               Fiscal year ended September 30,              September 30,
CLASS Y SHARES                                2006(2,3)       2005(3)       2004(3)         2003         2002        2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $   9.96      $    10.22    $    10.43    $    10.32    $  10.23       $   9.68
                                               --------      ----------    ----------    ----------    --------       --------
Investment Operations:
 Net Investment Income                             0.30            0.36          0.33          0.41        0.52           0.56
 Realized and Unrealized Gains (Losses) on
  Investments                                     (0.27)          (0.17)        (0.11)         0.12        0.10           0.54
                                               --------      ----------    ----------    ----------    --------       --------
 Total From Investment Operations                  0.03            0.19          0.22          0.53        0.62           1.10
                                               --------      ----------    ----------    ----------    --------       --------
Less Distributions:
 Dividends (from net investment income)           (0.31)          (0.35)        (0.32)        (0.42)      (0.52)         (0.53)
 Distributions (from net realized gains)          (0.03)          (0.10)        (0.11)           --          --          (0.02)
 Distributions (from return of capital)              --              --            --            --       (0.01)            --
                                               --------      ----------    ----------    ----------    --------       --------
 Total Distributions                              (0.34)          (0.45)        (0.43)        (0.42)      (0.53)         (0.55)
                                               --------      ----------    ----------    ----------    --------       --------
Net Asset Value, End of Period                 $   9.65      $     9.96    $    10.22    $    10.43    $  10.32       $  10.23
                                               ========      ==========    ==========    ==========    ========       ========
Total Return(5)                                    0.34%           1.85%         2.22%         5.25%       6.29%         11.61%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $899,175      $1,074,624    $1,219,707    $1,296,529    $978,406       $878,695
Ratio of Expenses to Average Net Assets            0.60%           0.60%         0.60%         0.60%       0.60%          0.60%
Ratio of Net Investment Income to Average
 Net Assets                                        4.03%           3.55%         3.12%         4.05%       5.11%          5.83%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               0.78%           0.80%         0.79%         0.80%       0.77%          0.70%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    3.85%           3.35%         2.93%         3.85%       4.94%          5.73%
Portfolio Turnover Rate                             113%            118%          169%          133%         40%            30%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to September 24, 2001 are those of the Firstar Intermediate Bond Fund, which merged into the Intermediate Term Bond Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

SHORT TERM BOND FUND


                                                 Fiscal period
                                                     ended                          Fiscal year ended September 30,
CLASS A SHARES                                 June 30, 2006(1,2)     2005(2)     2004(2)        2003         2002       2001(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $   9.93          $ 10.11     $  10.26     $  10.29     $  10.27     $   9.91
                                                    --------          -------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                  0.23             0.27         0.23         0.28         0.42         0.61
 Realized and Unrealized Gains (Losses) on
  Investments                                          (0.06)           (0.16)       (0.15)       (0.01)        0.04         0.40
                                                    --------          -------     --------     --------     --------     --------
 Total From Investment Operations                       0.17             0.11         0.08         0.27         0.46         1.01
                                                    --------          -------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                (0.27)           (0.29)       (0.23)       (0.30)       (0.43)       (0.65)
 Distributions (from return of capital)                   --               --(3)        --           --        (0.01)          --
                                                    --------          -------     --------     --------     --------     --------
 Total Distributions                                   (0.27)           (0.29)       (0.23)       (0.30)       (0.44)       (0.65)
                                                    --------          -------     --------     --------     --------     --------
Net Asset Value, End of Period                      $   9.83          $  9.93     $  10.11     $  10.26     $  10.29     $  10.27
                                                    ========          =======     ========     ========     ========     ========
Total Return(4)                                         1.75%            1.08%        0.76%        2.71%        4.59%       10.48%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $ 78,771          $97,863     $130,531     $159,451     $163,358     $133,177
Ratio of Expenses to Average Net Assets                 0.75%            0.75%        0.75%        0.75%        0.75%        0.60%
Ratio of Net Investment Income to Average Net
 Assets                                                 3.11%            2.68%        2.28%        2.75%        4.06%        6.04%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.04%            1.05%        1.05%        1.05%        1.04%        1.15%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                             2.82%            2.38%        1.98%        2.45%        3.77%        5.49%
Portfolio Turnover Rate                                   60%              64%          89%          60%          59%          69%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Includes a tax return of capital of less than $0.01.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                  Fiscal period
                                                      ended                        Fiscal year ended September 30,
CLASS Y SHARES                                  June 30, 2006(1,2)   2005(2)      2004(2)        2003         2002       2001(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $   9.93        $  10.11     $  10.26     $  10.30     $  10.27     $   9.91
                                                     --------        --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                   0.24            0.28         0.25         0.30         0.43         0.63
 Realized and Unrealized Gains (Losses) on
  Investments                                           (0.06)          (0.16)       (0.16)       (0.02)        0.05         0.39
                                                     --------        --------     --------     --------     --------     --------
 Total From Investment Operations                        0.18            0.12         0.09         0.28         0.48         1.02
                                                     --------        --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                 (0.28)          (0.29)       (0.24)       (0.32)       (0.44)       (0.66)
 Distributions (from return of capital)                    --           (0.01)          --           --        (0.01)          --
                                                     --------        --------     --------     --------     --------     --------
 Total Distributions                                    (0.28)          (0.30)       (0.24)       (0.32)       (0.45)       (0.66)
                                                     --------        --------     --------     --------     --------     --------
Net Asset Value, End of Period                       $   9.83        $   9.93     $  10.11     $  10.26     $  10.30     $  10.27
                                                     ========        ========     ========     ========     ========     ========
Total Return(3)                                          1.87%           1.23%        0.91%        2.76%        4.85%       10.64%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $454,665        $625,392     $943,181     $832,266     $484,583     $277,244
Ratio of Expenses to Average Net Assets                  0.60%           0.60%        0.60%        0.60%        0.60%        0.46%
Ratio of Net Investment Income to Average Net
 Assets                                                  3.26%           2.83%        2.43%        2.84%        4.18%        6.24%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     0.79%           0.80%        0.80%        0.80%        0.79%        1.02%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                              3.07%           2.63%        2.23%        2.64%        3.99%        5.68%
Portfolio Turnover Rate                                    60%             64%          89%          60%          59%          69%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Per share data calculated using average shares outstanding method.

(3)Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

TOTAL RETURN BOND FUND(1)


                                                      Fiscal period
                                                          ended                       Fiscal year ended September 30,
CLASS A SHARES                                      June 30, 2006(2,3)     2005(3)     2004(3)      2003        2002      2001(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $ 10.18           $ 10.25     $ 10.23     $  9.60     $10.01     $10.03
                                                         -------           -------     -------     -------     ------     ------
Investment Operations:
 Net Investment Income                                      0.31              0.43        0.46        0.51       0.57       0.72
 Realized and Unrealized Gains (Losses) on
  Investments                                              (0.33)            (0.07)       0.03        0.63      (0.39)      0.35
                                                         -------           -------     -------     -------     ------     ------
 Total From Investment Operations                          (0.02)             0.36        0.49        1.14       0.18       1.07
                                                         -------           -------     -------     -------     ------     ------
Less Distributions:
 Dividends (from net investment income)                    (0.30)            (0.43)      (0.47)      (0.51)     (0.58)     (0.73)
 Distributions (from net realized gains)                      --                --          --          --      (0.01)     (0.36)
 Distributions (from return of capital)                       --                --          --(4)       --         --         --
                                                         -------           -------     -------     -------     ------     ------
 Total Distributions                                       (0.30)            (0.43)      (0.47)      (0.51)     (0.59)     (1.09)
                                                         -------           -------     -------     -------     ------     ------
Net Asset Value, End of Period                           $  9.86           $ 10.18     $ 10.25     $ 10.23     $ 9.60     $10.01
                                                         =======           =======     =======     =======     ======     ======
Total Return(5)                                            (0.17)%            3.57%       4.89%      12.26%      1.83%     10.94%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $15,522           $19,113     $21,034     $13,522     $8,663     $9,820
Ratio of Expenses to Average Net Assets                     1.00%             1.00%       1.00%       1.00%      1.00%      0.75%
Ratio of Net Investment Income to Average Net
 Assets                                                     4.14%             4.20%       4.54%       5.15%      5.77%      6.95%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                   1.17%             1.25%       1.25%       1.26%      1.27%      1.20%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                 3.97%             3.95%       4.29%       4.89%      5.50%      6.50%
Portfolio Turnover Rate                                      166%              285%        132%         91%       117%       187%
---------------------------------------------------------------------------------------------------------------------------------


(1)Prior to May 13, 2005, the fund had different principal investment strategies and was named Corporate Bond Fund.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                     Fiscal period
                                                         ended                        Fiscal year ended September 30,
CLASS B SHARES                                     June 30, 2006(2,3)     2005(3)     2004(3)      2003        2002       2001(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $10.14           $10.21      $10.20      $  9.57     $  9.98     $ 10.02
                                                         ------           ------      ------      -------     -------     -------
Investment Operations:
 Net Investment Income                                     0.25             0.35        0.39         0.44        0.49        0.66
 Realized and Unrealized Gains (Losses) on
  Investments                                             (0.32)           (0.07)       0.01         0.63       (0.38)       0.32
                                                         ------           ------      ------      -------     -------     -------
 Total From Investment Operations                         (0.07)            0.28        0.40         1.07        0.11        0.98
                                                         ------           ------      ------      -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                   (0.25)           (0.35)      (0.39)       (0.44)      (0.51)      (0.66)
 Distributions (from net realized gains)                     --               --          --           --       (0.01)      (0.36)
 Distributions (from return of capital)                      --               --          --(4)        --          --          --
                                                         ------           ------      ------      -------     -------     -------
 Total Distributions                                      (0.25)           (0.35)      (0.39)       (0.44)      (0.52)      (1.02)
                                                         ------           ------      ------      -------     -------     -------
Net Asset Value, End of Period                           $ 9.82           $10.14      $10.21      $ 10.20     $  9.57     $  9.98
                                                         ======           ======      ======      =======     =======     =======
Total Return(5)                                           (0.74)%           2.81%       3.97%       11.46%       1.07%      10.06%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $3,657           $4,395      $5,474      $13,576     $18,728     $22,608
Ratio of Expenses to Average Net Assets                    1.75%            1.75%       1.75%        1.75%       1.75%       1.65%
Ratio of Net Investment Income to Average Net
 Assets                                                    3.40%            3.45%       3.83%        4.46%       5.02%       6.45%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.92%            2.00%       2.00%        2.01%       2.02%       2.11%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                3.23%            3.20%       3.58%        4.20%       4.75%       5.99%
Portfolio Turnover Rate                                     166%             285%        132%          91%        117%        187%
---------------------------------------------------------------------------------------------------------------------------------


(1)Prior to May 13, 2005, the fund had different principal investment strategies and was named Corporate Bond Fund.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

TOTAL RETURN BOND FUND(1) (CONTINUED)



                                                       Fiscal period
                                                           ended                       Fiscal year ended September 30,
CLASS C SHARES                                       June 30, 2006(2,3)     2005(3)     2004(3)      2003       2002      2001(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $10.12           $10.20      $10.18      $ 9.55     $ 9.97     $10.01
                                                           ------           ------      ------      ------     ------     ------
Investment Operations:
 Net Investment Income                                       0.25             0.35        0.39        0.44       0.49       0.63
 Realized and Unrealized Gains (Losses) on
  Investments                                               (0.32)           (0.07)       0.02        0.63      (0.40)      0.35
                                                           ------           ------      ------      ------     ------     ------
 Total From Investment Operations                           (0.07)            0.28        0.41        1.07       0.09       0.98
                                                           ------           ------      ------      ------     ------     ------
Less Distributions:
 Dividends (from net investment income)                     (0.25)           (0.36)      (0.39)      (0.44)     (0.50)     (0.66)
 Distributions (from net realized gains)                       --               --          --          --      (0.01)     (0.36)
 Distributions (from return of capital)                        --               --          --(4)       --         --         --
                                                           ------           ------      ------      ------     ------     ------
 Total Distributions                                        (0.25)           (0.36)      (0.39)      (0.44)     (0.51)     (1.02)
                                                           ------           ------      ------      ------     ------     ------
Net Asset Value, End of Period                             $ 9.80           $10.12      $10.20      $10.18     $ 9.55     $ 9.97
                                                           ======           ======      ======      ======     ======     ======
Total Return(5)                                             (0.74)%           2.71%       4.11%      11.50%      0.98%     10.10%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $2,501           $2,858      $3,789      $5,752     $5,283     $5,209
Ratio of Expenses to Average Net Assets                      1.75%            1.75%       1.75%       1.75%      1.75%      1.50%
Ratio of Net Investment Income to Average Net
 Assets                                                      3.40%            3.46%       3.81%       4.43%      5.02%      6.07%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                    1.92%            2.00%       2.00%       2.01%      2.02%      1.94%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                  3.23%            3.21%       3.56%       4.17%      4.75%      5.63%
Portfolio Turnover Rate                                       166%             285%        132%         91%       117%       187%
---------------------------------------------------------------------------------------------------------------------------------


(1)Prior to May 13, 2005, the fund had different principal investment strategies and was named Corporate Bond Fund.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                                                    Fiscal period
                                            Fiscal period                                                               ended
                                                ended                   Fiscal year ended September 30,             September 30,
CLASS R SHARES(2)                         June 30, 2006(3,4)      2005(4)      2004(4)       2003        2002         2001(4,5)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period            $10.23            $10.29       $10.23       $ 9.60      $10.01         $ 9.93
                                                ------            ------       ------       ------      ------         ------
Investment Operations:
 Net Investment Income                            0.30              0.41         0.48         0.51        0.56           0.01
 Realized and Unrealized Gains on
  Investments                                    (0.34)            (0.07)          --         0.63       (0.38)          0.07
                                                ------            ------       ------       ------      ------         ------
 Total From Investment Operations                (0.04)             0.34         0.48         1.14        0.18           0.08
                                                ------            ------       ------       ------      ------         ------
Less Distributions:
 Dividends (from net investment income)          (0.29)            (0.40)       (0.42)       (0.51)      (0.58)            --
 Distributions (from net realized gains)            --                --           --           --       (0.01)            --
 Distributions net realized gains                   --                --           --(6)        --          --             --
                                                ------            ------       ------       ------      ------         ------
 Total Distributions                             (0.29)            (0.40)       (0.42)       (0.51)      (0.59)            --
                                                ------            ------       ------       ------      ------         ------
Net Asset Value, End of Period                  $ 9.90            $10.23       $10.29       $10.23      $ 9.60         $10.01
                                                ======            ======       ======       ======      ======         ======
Total Return(7)                                  (0.44)%            3.40%        4.83%       12.25%       1.84%          0.81%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                 $   14            $    3       $    1       $2,668      $3,557         $3,237
Ratio of Expenses to Average Net Assets           1.25%             1.25%        1.00%        1.00%       1.00%          0.89%
Ratio of Net Investment Income to
 Average Net Assets                               4.05%             3.98%        4.64%        5.21%       5.77%          7.60%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                              1.57%             1.65%        1.25%        1.26%       1.27%          1.36%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)           3.73%             3.58%        4.39%        4.95%       5.50%          7.13%
Portfolio Turnover Rate                            166%              285%         132%          91%        117%           187%
---------------------------------------------------------------------------------------------------------------------------------


(1)Prior to May 13, 2005, the fund had different principal investment strategies and was named Corporate Bond Fund.

(2)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Per share data calculated using average shares outstanding method.

(5)Class of shares has been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(6)Includes a tax return of capital of less than $0.01.

(7)Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

TOTAL RETURN BOND FUND(1) (CONTINUED)


                                                  Fiscal period
                                                      ended                       Fiscal period ended September 30,
CLASS Y SHARES                                  June 30, 2006(2,3)   2005(3)      2004(3)        2003         2002       2001(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $  10.17        $  10.24     $  10.23     $   9.59     $  10.00     $  10.03
                                                     --------        --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                   0.33            0.46         0.49         0.54         0.59         0.75
 Realized and Unrealized Gains (Losses) on
  Investments                                           (0.33)          (0.07)        0.01         0.64        (0.39)        0.33
                                                     --------        --------     --------     --------     --------     --------
 Total From Investment Operations                        0.00            0.39         0.50         1.18         0.20         1.08
                                                     --------        --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                 (0.32)          (0.46)       (0.49)       (0.54)       (0.60)       (0.75)
 Distributions (from net realized gains)                   --              --           --           --        (0.01)       (0.36)
 Distributions (from return of capital)                    --              --        --(4)           --           --           --
                                                     --------        --------     --------     --------     --------     --------
 Total Distributions                                    (0.32)          (0.46)       (0.49)       (0.54)       (0.61)       (1.11)
                                                     --------        --------     --------     --------     --------     --------
Net Asset Value, End of Period                       $   9.85        $  10.17     $  10.24     $  10.23     $   9.59     $  10.00
                                                     ========        ========     ========     ========     ========     ========
Total Return(5)                                          0.02%           3.83%        5.05%       12.65%        2.08%       11.09%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $378,338        $278,777     $243,018     $245,877     $204,801     $185,392
Ratio of Expenses to Average Net Assets                  0.75%           0.75%        0.75%        0.75%        0.75%        0.51%
Ratio of Net Investment Income to Average Net
 Assets                                                  4.43%           4.43%        4.80%        5.42%        6.03%        7.26%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     0.92%           1.00%        1.00%        1.01%        1.02%        0.95%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                              4.26%           4.18%        4.55%        5.16%        5.76%        6.82%
Portfolio Turnover Rate                                   166%            285%         132%          91%         117%         187%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to May 13, 2005 are those of the Core Bond Fund, which changed its principal investment strategies and changed its name to Total Return Bond Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)Includes a tax return of capital of less than $0.01.

(5)Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

U.S. GOVERNMENT MORTGAGE FUND(1)


                                                                                                                    Fiscal period
                                               Fiscal period                                                            ended
                                                   ended                  Fiscal year ended September 30,           September 30,
CLASS A SHARES                               June 30, 2006(2,3)     2005(3)     2004(3)      2003        2002         2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period              $ 10.53           $ 10.72     $ 10.89     $ 11.16     $ 11.01        $10.44
                                                  -------           -------     -------     -------     -------        ------
Investment Operations:
 Net Investment Income                               0.33              0.41        0.38        0.35        0.50          0.51
 Realized and Unrealized Gains (Losses) on
  Investments                                       (0.32)            (0.14)      (0.09)      (0.05)       0.20          0.60
                                                  -------           -------     -------     -------     -------        ------
 Total From Investment Operations                    0.01              0.27        0.29        0.30        0.70          1.11
                                                  -------           -------     -------     -------     -------        ------
Less Distributions:
 Dividends (from net investment income)             (0.36)            (0.46)      (0.46)      (0.45)      (0.55)        (0.54)
 Distributions (from net realized gains)               --                --          --       (0.12)         --            --
                                                  -------           -------     -------     -------     -------        ------
 Total Distributions                                (0.36)            (0.46)      (0.46)      (0.57)      (0.55)        (0.54)
                                                  -------           -------     -------     -------     -------        ------
Net Asset Value, End of Period                    $ 10.18           $ 10.53     $ 10.72     $ 10.89     $ 11.16        $11.01
                                                  =======           =======     =======     =======     =======        ======
Total Return(5)                                      0.09%             2.59%       2.74%       2.79%       6.53%        10.88%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                   $16,059           $24,504     $32,815     $24,667     $16,985        $7,751
Ratio of Expenses to Average Net Assets              0.95%             0.95%       0.95%       0.95%       0.95%         1.04%
Ratio of Net Investment Income to Average
 Net Assets                                          4.27%             3.80%       3.53%       2.98%       4.61%         5.15%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                 1.11%             1.08%       1.05%       1.06%       1.08%         1.19%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                      4.11%             3.67%       3.43%       2.87%       4.48%         5.00%
Portfolio Turnover Rate                               220%              251%        127%        175%        197%           22%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to September 24, 2001 are those of the Firstar U.S. Government Securities Fund, which merged into the U.S. Government Mortgage Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                                                    Fiscal period
                                                Fiscal period                                                           ended
                                                    ended                 Fiscal year ended September 30,           September 30,
CLASS B SHARES                                June 30, 2006(2,3)     2005(3)     2004(3)      2003        2002        2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $10.54           $10.74      $10.90      $ 11.18     $11.03        $10.45
                                                    ------           ------      ------      -------     ------        ------
Investment Operations:
 Net Investment Income                                0.27             0.33        0.30         0.28       0.42          0.43
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.31)           (0.15)      (0.08)       (0.06)      0.20          0.62
                                                    ------           ------      ------      -------     ------        ------
 Total From Investment Operations                    (0.04)            0.18        0.22         0.22       0.62          1.05
                                                    ------           ------      ------      -------     ------        ------
Less Distributions:
 Dividends (from net investment income)              (0.30)           (0.38)      (0.38)       (0.38)     (0.47)        (0.47)
 Distributions (from net realized gains)                --               --          --        (0.12)        --            --
                                                    ------           ------      ------      -------     ------        ------
 Total Distributions                                 (0.30)           (0.38)      (0.38)       (0.50)     (0.47)        (0.47)
                                                    ------           ------      ------      -------     ------        ------
Net Asset Value, End of Period                      $10.20           $10.54      $10.74      $ 10.90     $11.18        $11.03
                                                    ======           ======      ======      =======     ======        ======
Total Return(5)                                      (0.38)%           1.72%       2.02%        1.96%      5.79%        10.25%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $6,595           $7,926      $9,155      $11,397     $6,235        $2,039
Ratio of Expenses to Average Net Assets               1.70%            1.70%       1.70%        1.70%      1.70%         1.71%
Ratio of Net Investment Income to Average
 Net Assets                                           3.52%            3.05%       2.79%        2.22%      3.85%         4.37%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.86%            1.83%       1.80%        1.81%      1.83%         1.86%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                       3.36%            2.92%       2.69%        2.11%      3.72%         4.22%
Portfolio Turnover Rate                                220%             251%        127%         175%       197%           22%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to September 24, 2001 are those of the Firstar U.S. Government Securities Fund, which merged into the U.S. Government Mortgage Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED


U.S. GOVERNMENT MORTGAGE FUND(1) (CONTINUED)




                                                                                                                    Fiscal period
                                           Fiscal period                                                                ended
                                               ended                    Fiscal year ended September 30,             September 30,
CLASS C SHARES                           June 30, 2006(2,3)      2005(3)      2004(3)       2003         2002         2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $10.49            $10.68       $ 10.84      $ 11.13      $11.00         $10.98
                                               ------            ------       -------      -------      ------         ------
Investment Operations:
 Net Investment Income                           0.27              0.33          0.30         0.29        0.46           0.05
 Realized and Unrealized Gains (Losses)
  on Investments                                (0.31)            (0.14)        (0.09)       (0.08)       0.15          (0.03)
                                               ------            ------       -------      -------      ------         ------
 Total From Investment Operations               (0.04)             0.19          0.21         0.21        0.61           0.02
                                               ------            ------       -------      -------      ------         ------
Less Distributions:
 Dividends (from net investment income)         (0.30)            (0.38)        (0.37)       (0.38)      (0.48)            --
 Distributions (from net realized
  gains)                                           --                --            --        (0.12)         --             --
                                               ------            ------       -------      -------      ------         ------
 Total Distributions                            (0.30)            (0.38)        (0.37)       (0.50)      (0.48)            --
                                               ------            ------       -------      -------      ------         ------
Net Asset Value, End of Period                 $10.15            $10.49       $ 10.68      $ 10.84      $11.13         $11.00
                                               ======            ======       =======      =======      ======         ======
Total Return(5)                                 (0.38)%            1.82%         2.02%        1.91%       5.78%          0.18%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $5,127            $6,585       $10,520      $18,801      $5,834         $  105
Ratio of Expenses to Average Net Assets          1.70%             1.70%         1.70%        1.70%       1.70%          0.82%
Ratio of Net Investment Income to
 Average Net Assets                              3.52%             3.05%         2.79%        2.19%       3.92%          5.26%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                             1.86%             1.83%         1.80%        1.81%       1.83%          1.12%
Ratio of Net Investment Income to
 Average Net Assets (excluding waivers)          3.36%             2.92%         2.69%        2.08%       3.79%          4.96%
Portfolio Turnover Rate                           220%              251%          127%         175%        197%            22%
---------------------------------------------------------------------------------------------------------------------------------



(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except return and portfolio turnover.



(3)Per share data calculated using average shares outstanding method.



(4)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.



(5)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                                                                                                                    Fiscal period
                                          Fiscal period                                                                 ended
                                              ended                    Fiscal year ended September 30,              September 30,
CLASS R SHARES(2)                       June 30, 2006(3,4)      2005(4)      2004(4)       2003         2002          2001(4,5)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period          $10.51            $10.72       $10.85       $ 11.12      $ 10.97         $ 10.40
                                              ------            ------       ------       -------      -------         -------
Investment Operations:
 Net Investment Income                          0.31              0.37         0.39          0.30         0.49            0.62
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.31)            (0.14)       (0.10)           --         0.20            0.49
                                              ------            ------       ------       -------      -------         -------
 Total From Investment Operations               0.00              0.23         0.29          0.30         0.69            1.11
                                              ------            ------       ------       -------      -------         -------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.34)            (0.44)       (0.42)        (0.45)       (0.54)          (0.54)
 Distributions (from net realized
  gains)                                          --                --           --         (0.12)          --              --
                                              ------            ------       ------       -------      -------         -------
 Total Distributions                           (0.34)            (0.44)       (0.42)        (0.57)       (0.54)          (0.54)
                                              ------            ------       ------       -------      -------         -------
 Net Asset Value, End of Period               $10.17            $10.51       $10.72       $ 10.85      $ 11.12         $ 10.97
                                              ======            ======       ======       =======      =======         =======
Total Return(6)                                 0.04%             2.18%        2.74%         2.79%        6.55%          10.94%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)               $    7            $    3       $    1       $17,296      $21,355         $19,092
Ratio of Expenses to Average Net
 Assets                                         1.20%             1.20%        0.95%         0.95%        0.95%           0.97%
Ratio of Net Investment Income to
 Average Net Assets                             4.04%             3.42%        3.58%         3.04%        4.59%           6.52%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                     1.51%             1.48%        1.05%         1.06%        1.08%           1.15%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       3.73%             3.14%        3.48%         2.93%        4.46%           6.34%
Portfolio Turnover Rate                          220%              251%         127%          175%         197%             22%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to September 24, 2001 are those of Firstar U.S. Government Securities Fund, which merged into the U.S. Government Mortgage Fund on that date.

(2)Prior to July 1, 2004, Class R shares were named Class S shares, which had lower fees and expenses.


(3)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Per share data calculated using average shares outstanding method.

(5)For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(6)Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

Additional Information
Financial Highlights CONTINUED

U.S. GOVERNMENT MORTGAGE FUND(1) (CONTINUED)


                                                                                                                   Fiscal period
                                                Fiscal period                                                          ended
                                                    ended                Fiscal year ended September 30,           September 30,
CLASS Y SHARES                                June 30, 2006(2,3)   2005(3)     2004(3)       2003        2002        2001(3,4)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $  10.53        $  10.73    $  10.89    $  11.16    $  11.01       $  10.44
                                                   --------        --------    --------    --------    --------       --------
Investment Operations:
 Net Investment Income                                 0.35            0.43        0.41        0.37        0.53           0.53
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.31)          (0.14)      (0.08)      (0.04)       0.19           0.60
                                                   --------        --------    --------    --------    --------       --------
 Total From Investment Operations                      0.04            0.29        0.33        0.33        0.72           1.13
                                                   --------        --------    --------    --------    --------       --------
Less Distributions:
 Dividends (from net investment income)               (0.38)          (0.49)      (0.49)      (0.48)      (0.57)         (0.56)
 Distributions (from net realized gains)                 --              --          --       (0.12)         --             --
                                                   --------        --------    --------    --------    --------       --------
 Total Distributions                                  (0.38)          (0.49)      (0.49)      (0.60)      (0.57)         (0.56)
                                                   --------        --------    --------    --------    --------       --------
Net Asset Value, End of Period                     $  10.19        $  10.53    $  10.73    $  10.89    $  11.16       $  11.01
                                                   ========        ========    ========    ========    ========       ========
Total Return(5)                                        0.38%           2.75%       3.09%       3.03%       6.79%         11.14%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $140,407        $158,230    $171,143    $214,531    $181,046       $183,883
Ratio of Expenses to Average Net Assets                0.70%           0.70%       0.70%       0.70%       0.70%          0.71%
Ratio of Net Investment Income to Average
 Net Assets                                            4.52%           4.05%       3.79%       3.27%       4.84%          5.37%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   0.86%           0.83%       0.80%       0.81%       0.83%          0.85%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                        4.36%           3.92%       3.69%       3.16%       4.71%          5.23%
Portfolio Turnover Rate                                 220%            251%        127%        175%        197%            22%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to September 24, 2001 are those of the Firstar U.S. Government Securities Fund, which merged into the U.S. Government Mortgage Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Per share data calculated using average shares outstanding method.

(4)For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed to September 30 from October 31. All ratios for the period have been annualized, except total return and portfolio turnover.

(5)Total return would have been lower had certain expenses not been waived.


             PROSPECTUS - First American Income Funds

(FIRST AMERICAN FUNDS LOGO)


FOR MORE INFORMATION



More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:



    ANNUAL AND SEMIANNUAL REPORTS



    Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.



    STATEMENT OF ADDITIONAL INFORMATION (SAI)



    The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).



You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.



Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.




SEC file number:  811-05309                                       PROBOND  10/06

--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

October 30, 2006

                   PROSPECTUS
                            First American Investment Funds, Inc.
                            ASSET CLASS - BOND FUNDS


TAX FREE INCOME


Class A, Class C, and Class Y Shares


ARIZONA TAX FREE FUND


CALIFORNIA TAX FREE FUND
COLORADO TAX FREE FUND
MINNESOTA TAX FREE FUND
MISSOURI TAX FREE FUND
NEBRASKA TAX FREE FUND
OHIO TAX FREE FUND
TAX FREE FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

(FIRST AMERICAN FUNDS LOGO)

TABLE OF
CONTENTS


FUND SUMMARIES
    Objectives, Principal Investment Strategies, and
      Principal Risks                                                  2
    Arizona Tax Free Fund                                              4
    California Tax Free Fund                                           5
    Colorado Tax Free Fund                                             6
    Minnesota Tax Free Fund                                            7
    Missouri Tax Free Fund                                             8
    Nebraska Tax Free Fund                                             9
    Ohio Tax Free Fund                                                10
    Tax Free Fund                                                     11
    Fees and Expenses                                                 12
MORE ABOUT THE FUNDS
    Investment Strategies and Other Investment Matters                14
POLICIES AND SERVICES
    Purchasing, Redeeming, and Exchanging Shares                      15
    Managing Your Investment                                          26
ADDITIONAL INFORMATION
    Management                                                        28
    Financial Highlights                                              30
FOR MORE INFORMATION                                          Back Cover

Fund Summaries

Introduction

          This section of the prospectus describes the objectives of the First American Tax Free Funds, summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

          AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
          GOVERNMENT AGENCY.


          THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.



                              1
                           Prospectus - First American Tax Free Income Funds

Fund Summaries

Objectives, Principal Investment Strategies, and Principal Risks



This section summarizes the investment objectives and principal strategies and risks of investing in First American Tax Free Funds. Each fund, except Tax Free Fund, is referred to in this prospectus as a "state-specific fund." You will find more specific information about each fund in the pages that follow.



INVESTMENT OBJECTIVES



The funds have the following investment objectives:



STATE-SPECIFIC FUNDS -- providing maximum current income that is exempt from both federal income tax and from the income tax of the state specified in the fund's name, to the extent consistent with prudent investment risk.



TAX FREE FUND -- providing maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.



PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, each fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and, for the state-specific funds, applicable state income tax, including the federal alternative minimum tax and, in the case of California Tax Free Fund, Colorado Tax Free Fund, and Minnesota Tax Free Fund, the applicable state alternative minimum tax.



Each fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax and applicable state alternative minimum tax, if any.


Each fund may invest in:

- "general obligation" bonds;

- "revenue" bonds;


- participation interests in municipal leases; and



- zero coupon municipal securities.


Each fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. However, each fund may invest up to 5% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). Each fund will not invest in securities rated lower than B- at the time of purchase or in unrated securities of equivalent quality. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Each fund's investments in high yield securities (rated and unrated) and investment-grade quality unrated securities will not exceed, in the aggregate, 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

Each fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.


The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund's portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS


The price and yield of each fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in these funds are described below:



Active Management Risk.   Each fund is actively managed and its performance
therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform its benchmark or other mutual funds with similar investment objectives.



Call Risk.   Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Credit Risk.   Each fund is subject to the risk that the issuers of debt
securities held by the fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. In adverse economic or other circumstances, issuers of lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the



                              2
                      Prospectus - First American Tax Free Income Funds

Fund Summaries


Objectives, Principal Investment Strategies, and Principal Risks  CONTINUED



assessment of an independent rating organization, such as Moody's or S&P.



Futures Risk.   The use of futures contracts exposes a fund to additional risks and transaction costs. Risks inherent in the use of futures contracts include: the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the fund's initial investment in that futures contract; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses futures contracts and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.



Income Risk.   Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above), in lower-yielding securities.



Interest Rate Risk.   Debt securities in the funds will fluctuate in value with
changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall.



Municipal Lease Obligations Risk.   Each fund may purchase participation
interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.



Non-Diversification Risk.   Each fund other than Tax Free Fund is
non-diversified. A non-diversified fund may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund's portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified fund.



Political and Economic Risks.   The values of municipal securities may be
adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.



                              3
                      Prospectus - First American Tax Free Income Funds

Fund Summaries
Arizona Tax Free Fund

FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)

       4.74%       9.36%       5.23%       5.40%       2.83%
       2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002    5.00%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.54)%


AVERAGE ANNUAL TOTAL RETURNS                                   Inception                                        Since
AS OF 12/31/05                                                      Date      One Year      Five Years      Inception
---------------------------------------------------------------------------------------------------------------------
Arizona Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                   2/1/00       (1.51)%           4.58%          6.10%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (1.64)%           4.46%          6.00%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                   0.62%           4.52%          5.88%
---------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                   2/1/00         1.53%           5.08%          6.46%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                   2/1/00         3.18%           5.77%          7.15%
---------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                             3.51%           5.59%          6.76%
---------------------------------------------------------------------------------------------------------------------
Lipper Arizona Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                               2.35%           4.56%          5.62%



(1)Total return for the period from 1/1/06 through 9/30/06 was 3.34%.



(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.



(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Arizona. The since inception performance of the average is calculated from 1/31/00.



                              4
                      Prospectus - First American Tax Free Income Funds

Fund Summaries
California Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)

       4.31%       9.33%       4.98%       4.76%       2.93%
       2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002    5.92%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.34)%


AVERAGE ANNUAL TOTAL RETURNS                                   Inception                                        Since
AS OF 12/31/05                                                      Date      One Year      Five Years      Inception
---------------------------------------------------------------------------------------------------------------------
California Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                   2/1/00       (1.42)%           4.32%          6.15%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (1.46)%           4.18%          6.02%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                   0.44%           4.25%          5.88%
---------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                   2/1/00         1.56%           4.82%          6.53%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                   2/1/00         3.28%           5.52%          7.19%
---------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                             3.51%           5.59%          6.76%
---------------------------------------------------------------------------------------------------------------------
Lipper California Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                               1.56%           4.03%          6.33%



(1)Total return for the period from 1/1/06 through 9/30/06 was 3.49%.



(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.


(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in California. The since inception performance of the average is calculated from 1/31/00.


                              5
                      Prospectus - First American Tax Free Income Funds

Fund Summaries
Colorado Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)

       5.35%      10.35%       5.26%       4.27%       3.09%
       2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002    5.55%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.28)%


AVERAGE ANNUAL TOTAL RETURNS                                      Inception                                        Since
AS OF 12/31/05                                                         Date      One Year      Five Years      Inception
------------------------------------------------------------------------------------------------------------------------
Colorado Tax Free Fund
------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                      2/1/00       (1.31)%           4.72%          6.24%
------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                   (1.79)%           4.56%          6.10%
------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                      1.15%           4.66%          6.02%
------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                      2/1/00         1.72%           5.21%          6.60%
------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                      2/1/00         3.34%           5.89%          7.30%
------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                3.51%           5.59%          6.76%
------------------------------------------------------------------------------------------------------------------------
Lipper Colorado Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                                  2.89%           4.95%          6.08%



(1)Total return for the period from 1/1/06 through 9/30/06 was 3.34%.



(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.


(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Colorado. The since inception performance of the average is calculated from 1/31/00.


                              6
                      Prospectus - First American Tax Free Income Funds

Fund Summaries
Minnesota Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1,2)

                                  (BAR CHART)

       2.73%       8.77%       6.40%      (2.92)%      9.60%       4.62%       8.56%       5.18%       3.73%       4.26%
       1996        1997        1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002    4.23%
     Worst Quarter:
     Quarter ended  March 31, 1996       (2.90)%


                                                                                                             Since          Since
AVERAGE ANNUAL TOTAL RETURNS                 Inception                                                   Inception      Inception
AS OF 12/31/05(2)                                 Date      One Year      Five Years      Ten Years      (Class C)      (Class Y)
---------------------------------------------------------------------------------------------------------------------------------
Minnesota Tax Free Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                7/11/88       (0.19)%           4.35%          4.58%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions)                                             (0.23)%           4.28%          4.49%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on
  distributions and sale of fund shares)                       1.36%           4.32%          4.54%            N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                 2/1/99         2.87%           4.83%            N/A          4.17%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                 8/1/97         4.53%           5.52%            N/A            N/A          5.31%
---------------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)
(reflects no deduction for fees, expenses,
or taxes)                                                      3.51%           5.59%          5.72%          5.19%          5.54%
---------------------------------------------------------------------------------------------------------------------------------
Lipper Minnesota Municipal Debt Funds
Category Average(4)
(reflects no deduction for sales charges
or taxes)                                                      3.01%           4.79%          4.59%          4.15%          4.49%



(1)Total return for the period from 1/1/06 through 9/30/06 was 3.49%.


(2)Performance presented prior to 7/31/98 represents that of the Piper Minnesota Tax-Exempt Fund, a series of Piper Funds Inc., which merged into the fund on that date.


(3)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.



(4)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Minnesota. The since inception performance of the average is calculated from 1/31/99 and 7/31/97 for Class C and Class Y shares, respectively.



                              7
                      Prospectus - First American Tax Free Income Funds

Fund Summaries
Missouri Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of Class A and Class C shares will be lower due to their higher expenses.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class Y shares, the table includes returns both before and after taxes. For Class A and Class C shares, the table only includes returns before taxes. After-tax returns for Class A and Class C shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS Y)(1,2)

                                  (BAR CHART)

       3.19%       8.29%       5.41%      (2.85)%     10.88%       4.10%       9.42%       5.11%       3.54%       2.76%
       1996        1997        1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002    4.86%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.25)%


                                                                                                                            Since
AVERAGE ANNUAL TOTAL RETURNS                                Inception                                                   Inception
AS OF 12/31/05(2)                                                Date      One Year      Five Years      Ten Years      (Class C)
---------------------------------------------------------------------------------------------------------------------------------
Missouri Tax Free Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                               9/28/90       (1.82)%           3.79%          4.22%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                               9/24/01         1.12%             N/A            N/A          3.93%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                               7/15/88         2.76%           4.96%          4.96%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions)                               2.64%           4.87%          4.89%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions and sale
  of fund shares)                                                             3.34%           4.83%          4.87%            N/A
---------------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                          3.51%           5.59%          5.72%          5.22%
---------------------------------------------------------------------------------------------------------------------------------
Lipper Missouri Municipal Debt Funds Category Average(4)
(reflects no deduction for sales charges or taxes)                            3.05%           4.78%          4.77%          4.51%



(1)Total return for the period from 1/1/06 through 9/30/06 was 3.24%.


(2)Performance presented prior to 9/24/01 represents that of the Firstar Missouri Tax-Exempt Bond Fund, a series of Firstar Funds, Inc., which merged into the fund on that date. The Firstar Missouri Tax-Exempt Bond Fund was organized on 12/11/00 and, prior to that, was a separate series of Mercantile Mutual Funds, Inc. The Mercantile fund was organized on 10/2/95 and, prior to that, was a separate portfolio of the ARCH Tax-Exempt Trust, which sold shares of the portfolio that were similar to the current Class Y shares of the fund.


(3)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.



(4)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Missouri. The since inception performance of the average is calculated from 9/30/01 for Class C shares.



                              8
                      Prospectus - First American Tax Free Income Funds

Fund Summaries
Nebraska Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)

      10.19%       4.97%       3.96%       3.02%
       2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002    4.97%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.34)%

AVERAGE ANNUAL TOTAL RETURNS                                   Inception                        Since
AS OF 12/31/05                                                      Date      One Year      Inception
-----------------------------------------------------------------------------------------------------
Nebraska Tax Free Fund
-----------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                  2/28/01       (1.33)%          4.29%
-----------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (1.36)%          4.27%
-----------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                   0.51%          4.23%
-----------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                  2/28/01         1.63%          4.69%
-----------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                  2/28/01         3.28%          5.48%
-----------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                             3.51%          5.50%
-----------------------------------------------------------------------------------------------------
Lipper Other States Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                               2.37%          4.31%


(1)Total return for the period from 1/1/06 through 9/30/06 was 3.17%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in a specified state.


                              9
                      Prospectus - First American Tax Free Income Funds

Fund Summaries
Ohio Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)

       4.89%       3.77%       2.64%
       2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2004    4.12%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.50)%

AVERAGE ANNUAL TOTAL RETURNS                                   Inception                        Since
AS OF 12/31/05                                                      Date      One Year      Inception
-----------------------------------------------------------------------------------------------------
Ohio Tax Free Fund
-----------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                  4/30/02       (1.76)%          3.77%
-----------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (1.78)%          3.69%
-----------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                   0.08%          3.71%
-----------------------------------------------------------------------------------------------------
  Class C (return before taxes)                                  4/30/02         1.29%          4.31%
-----------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                  4/30/02         2.90%          5.28%
-----------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                             3.51%          5.41%
-----------------------------------------------------------------------------------------------------
Lipper Ohio Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                               2.47%          4.39%


(1)Total return for the period from 1/1/06 through 9/30/06 was 3.17%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

(3)Represents funds that invest primarily in those securities that provide income that is exempt from taxation in Ohio.


                              10
                      Prospectus - First American Tax Free Income Funds

Fund Summaries
Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class C shares will be lower due to their higher expenses. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class C and Class Y shares, the table only includes returns before taxes. After-tax returns for Class C and Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1,2)

                                  (BAR CHART)

       9.94%        5.94%       (4.33)%       12.31%       3.73%        9.46%        5.83%        4.23%        4.19%
        1997         1998         1999         2000         2001         2002         2003         2004         2005

     Best Quarter:
     Quarter ended  September 30, 2002    5.16%
     Worst Quarter:
     Quarter ended  June 30, 1997         (2.76)%


                                                                                                             Since
                                                                                                         Inception          Since
AVERAGE ANNUAL TOTAL RETURNS                             Inception                                        (Class A      Inception
AS OF 12/31/05(2)                                             Date      One Year      Five Years      and Class Y)      (Class C)
---------------------------------------------------------------------------------------------------------------------------------
Tax Free Fund
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                           11/18/96       (0.22)%           4.55%             5.08%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                          (0.28)%           4.43%             4.83%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and
  sale of fund shares)                                                     1.36%           4.48%             4.84%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class C (return before taxes)                            9/24/01         2.78%             N/A               N/A          4.91%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                           11/18/96         4.45%           5.75%             5.80%            N/A
---------------------------------------------------------------------------------------------------------------------------------
Lehman Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                       3.51%           5.59%             5.93%          5.22%
---------------------------------------------------------------------------------------------------------------------------------
Lipper General Municipal Debt Funds Category
Average(4)
(reflects no deduction for sales charges or taxes)                         3.00%           3.88%             4.82%          4.42%



(1)Total return for the period from 1/1/06 through 9/30/06 was 3.60%.


(2)Performance presented prior to 9/24/01 represents that of the Firstar National Municipal Bond Fund, a series of Firstar Funds, Inc., which merged with the fund on that date.


(3)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.



(4)Represents funds that invest primarily in municipal debt issues in the top four credit ratings. The since inception performance of the average for Class A, Class C, and Class Y shares is calculated from 11/30/96, 9/30/01, and 11/30/96, respectively.



                              11
                      Prospectus - First American Tax Free Income Funds

Fund Summaries
Fees and Expenses


The tables below describe the fees and expenses that you may pay if you buy and hold shares of the funds.



------------------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)                         Class A(1)      Class C      Class Y
------------------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                 4.25%         0.00%         None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                        0.00%         1.00%         None
  ANNUAL MAINTENANCE FEE
  only charged to accounts with balances below $500                     $50           $50         None
------------------------------------------------------------------------------------------------------



(1)Investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a 1% contingent deferred sales charge.



-----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------
                                                                    Distribution and/or                       Total Annual
                                                    Management        Service (12b-1)         Other          Fund Operating
CLASS A                                                Fees                Fees              Expenses         Expenses(1)
-----------------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                               0.50%                0.25%              0.89%              1.64%
  California Tax Free Fund                            0.50%                0.25%              0.72%              1.47%
  Colorado Tax Free Fund                              0.50%                0.25%              1.03%              1.78%
  Minnesota Tax Free Fund                             0.50%                0.25%              0.35%              1.10%
  Missouri Tax Free Fund                              0.50%                0.25%              0.35%              1.10%
  Nebraska Tax Free Fund                              0.50%                0.25%              0.67%              1.42%
  Ohio Tax Free Fund                                  0.50%                0.25%              0.64%              1.39%
  Tax Free Fund                                       0.50%                0.25%              0.29%              1.04%
---------------------------------------------------------------------------------------------------------------------------------



(1)Total Annual Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total operating expenses, after waivers, do not exceed 0.75% for Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, and Ohio Tax Free Fund, and 0.95% for Minnesota Tax Free Fund, Missouri Tax Free Fund, and Tax Free Fund.



-----------------------------------------------------------------------------------------------------------------------------
                                                                    Distribution and/or                       Total Annual
                                                    Management        Service (12b-1)         Other          Fund Operating
CLASS C                                                Fees                Fees              Expenses         Expenses(1)
-----------------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                               0.50%                0.65%              0.89%              2.04%
  California Tax Free Fund                            0.50%                0.65%              0.72%              1.87%
  Colorado Tax Free Fund                              0.50%                0.65%              1.03%              2.18%
  Minnesota Tax Free Fund                             0.50%                0.65%              0.35%              1.50%
  Missouri Tax Free Fund                              0.50%                0.65%              0.35%              1.50%
  Nebraska Tax Free Fund                              0.50%                0.65%              0.67%              1.82%
  Ohio Tax Free Fund                                  0.50%                0.65%              0.64%              1.79%
  Tax Free Fund                                       0.50%                0.65%              0.29%              1.44%
---------------------------------------------------------------------------------------------------------------------------------



(1)Total Annual Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total operating expenses, after waivers, do not exceed 1.15% for Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, and Ohio Tax Free Fund, and 1.35% for Minnesota Tax Free Fund, Missouri Tax Free Fund, and Tax Free Fund.



-----------------------------------------------------------------------------------------------------------------------------
                                                                    Distribution and/or                       Total Annual
                                                    Management        Service (12b-1)         Other          Fund Operating
CLASS Y                                                Fees                Fees              Expenses         Expenses(1)
-----------------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                               0.50%                 None              0.89%              1.39%
  California Tax Free Fund                            0.50%                 None              0.72%              1.22%
  Colorado Tax Free Fund                              0.50%                 None              1.03%              1.53%
  Minnesota Tax Free Fund                             0.50%                 None              0.35%              0.85%
  Missouri Tax Free Fund                              0.50%                 None              0.35%              0.85%
  Nebraska Tax Free Fund                              0.50%                 None              0.67%              1.17%
  Ohio Tax Free Fund                                  0.50%                 None              0.64%              1.14%
  Tax Free Fund                                       0.50%                 None              0.29%              0.79%
---------------------------------------------------------------------------------------------------------------------------------



(1)Total Annual Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total operating expenses, after waivers, do not exceed 0.50% for Arizona Tax Free Fund, California Tax Free Fund, Colorado Tax Free Fund, Nebraska Tax Free Fund, and Ohio Tax Free Fund, and 0.70% for Minnesota Tax Free Fund, Missouri Tax Free Fund, and Tax Free Fund.



                              12
                      Prospectus - First American Tax Free Income Funds

Fund Summaries
Fees and Expenses CONTINUED


EXAMPLES These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:



CLASS A                                                        One Year      Three Years      Five Years      Ten Years
---------------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                                            $585             $920          $1,279         $2,286
---------------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                         $568             $870          $1,194         $2,108
---------------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                           $598             $961          $1,348         $2,431
---------------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                          $532             $760          $1,005         $1,708
---------------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                           $532             $760          $1,005         $1,708
---------------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                           $563             $855          $1,168         $2,055
---------------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                               $560             $846          $1,153         $2,023
---------------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                    $527             $742           $ 975         $1,642



CLASS C (ASSUMING REDEMPTION AT END OF EACH PERIOD)            One Year      Three Years      Five Years      Ten Years
---------------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                                            $307             $640          $1,098         $2,369
---------------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                         $290             $588          $1,011         $2,190
---------------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                           $321             $682          $1,169         $2,513
---------------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                          $253             $474           $ 818         $1,791
---------------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                           $253             $474           $ 818         $1,791
---------------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                           $285             $573           $ 985         $2,137
---------------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                               $282             $563           $ 970         $2,105
---------------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                    $247             $456           $ 787         $1,724



CLASS C (ASSUMING NO REDEMPTION AT END OF EACH PERIOD)         One Year      Three Years      Five Years      Ten Years
---------------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                                            $207             $640          $1,098         $2,369
---------------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                         $190             $588          $1,011         $2,190
---------------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                           $221             $682          $1,169         $2,513
---------------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                          $153             $474           $ 818         $1,791
---------------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                           $153             $474           $ 818         $1,791
---------------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                           $185             $573           $ 985         $2,137
---------------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                               $182             $563           $ 970         $2,105
---------------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                    $147             $456           $ 787         $1,724



CLASS Y                                                        One Year      Three Years      Five Years      Ten Years
---------------------------------------------------------------------------------------------------------------------------
  Arizona Tax Free Fund                                            $142             $440            $761         $1,669
---------------------------------------------------------------------------------------------------------------------------
  California Tax Free Fund                                         $124             $387            $670         $1,477
---------------------------------------------------------------------------------------------------------------------------
  Colorado Tax Free Fund                                           $156             $483            $834         $1,824
---------------------------------------------------------------------------------------------------------------------------
  Minnesota Tax Free Fund                                          $ 87             $271            $471         $1,049
---------------------------------------------------------------------------------------------------------------------------
  Missouri Tax Free Fund                                           $ 87             $271            $471         $1,049
---------------------------------------------------------------------------------------------------------------------------
  Nebraska Tax Free Fund                                           $119             $372            $644         $1,420
---------------------------------------------------------------------------------------------------------------------------
  Ohio Tax Free Fund                                               $116             $362            $628         $1,386
---------------------------------------------------------------------------------------------------------------------------
  Tax Free Fund                                                    $ 81             $252            $439          $ 978



                              13
                      Prospectus - First American Tax Free Income Funds

More About the Funds

Investment Strategies and Other Investment Matters


OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. This section provides more information about some of the funds' principal and non-principal investment strategies. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information
(SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach.   In selecting securities for the funds, fund managers
first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

Municipal Securities.   Municipal securities are issued to finance public
infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities.

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Ratings.   The funds have investment strategies requiring them to invest in municipal securities that have received a particular rating from a rating service such as Moody's or Standard & Poor's. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a fund may invest in securities rated as low as B, the fund may invest in securities rated B-.

Temporary Investments.   In an attempt to respond to adverse market, economic,
political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.


Portfolio Turnover.   Fund managers may trade securities frequently, resulting,
from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.


                              14
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares



GENERAL



You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE.



The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on that day's net asset value (NAV) per share if your order is received by the funds or an authorized financial intermediary in proper form prior to the time the funds calculate their NAV. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."



Some financial intermediaries may charge a transaction-based fee for helping you purchase, redeem or exchange shares or an asset-based fee. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.



The funds may be offered only to persons in the United States. This prospectus should not be considered a solicitation or offering of fund shares outside the United States.



CHOOSING A SHARE CLASS



The funds issue their shares in three classes -- Class A, Class C and Class Y shares -- with each class having a different cost structure. Class A and Class C shares (the "Retail Share Classes") are generally available to investors. You should decide which share class best suits your needs.



Class Y shares are offered to group retirement plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.



Class Share Overview



                                                          Front-End          Contingent
                                                        Sales Charge       Deferred Sales        Annual 12b-1 Fees
                                                           (FESC)           Charge (CDSC)      (as a % of net assets)
---------------------------------------------------------------------------------------------------------------------
Class A                                                     4.25%(1)            0.00%(2)                0.25%
Class C(3)                                                  None                1.00%(4)                0.65%
Class Y                                                     None                None                    None
---------------------------------------------------------------------------------------------------------------------



(1)The FESC is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.


(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.


(3)Class C shares do not convert to Class A shares so they will continue to have higher annual expenses than Class A shares for as long as you hold them.


(4)A 1.00% CDSC applies if you redeem your Class C shares within 12 months of purchase.



Between the Retail Share Classes, Class A shares may be a better choice if your investment qualifies for a reduced sales charge. You should not place Class C share orders that would cause your total investment in First American Funds Class A, Class B and Class C shares (not including First American money market funds) to equal or exceed $1 million dollars, using the aggregation principles discussed below under "Determining Your Share Price -- Class A
Shares -- Reducing Your Sales Charge on Class A Shares." To the extent operationally possible, these orders will be automatically rejected.



Class Y shares are generally a better choice than a Retail Share Class if you are eligible to purchase this share class.



                              15
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



DETERMINING YOUR SHARE PRICE



Class A Shares



Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.



                                                                       Sales Charge
                                                              -------------------------------
                                                                As a %                As a %
                                                                  of                  of Net
                                                               Offering               Amount
PURCHASE AMOUNT                                                  Price               Invested
---------------------------------------------------------------------------------------------
Less than $50,000                                                4.25%                4.44%
$50,000 - $99,999                                                4.00%                4.17%
$100,000 - $249,999                                              3.50%                3.63%
$250,000 - $499,999                                              2.50%                2.56%
$500,000 - $999,999                                              2.00%                2.04%
$1 million and over                                              0.00%                0.00%



Reducing Your Sales Charge on Class A Shares.   As shown in the preceding table,
larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.



Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.



Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.



Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A, Class B, or Class C shares of any First American Fund except the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.



It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary, or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.



You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:



- all of your accounts at your financial intermediary.


- all of your accounts at any other financial intermediary.


- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.



                              16
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.



More information on these ways to reduce your sales charge appears in the SAI.



Purchasing Class A Shares Without a Sales Charge.   The following persons may
purchase a fund's Class A shares at net asset value without a sales charge:



- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.



- current and retired officers and directors of the funds.



- full-time employees of any broker-dealer authorized to sell fund shares.



- full-time employees of the fund's counsel.



- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).



- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.



- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.



- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.



- group retirement.



You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.



Reinvesting After a Redemption.   If you redeem Class A shares of a First
American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.



Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.



The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."



Additional Information on Reducing Sales Charges.   A link to information
regarding the funds' Class A sales charge breakpoints is available on the funds' web site at www.firstamericanfunds.com.



Class C Shares



Your purchase price for Class C shares is their net asset value -- there is no front-end sales charge. However, if you redeem your shares within 12 months of purchase, you will be assessed a CDSC of 1% of the value of your shares at the time of purchase or at the time of sale, whichever is less. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. The CDSC does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class C shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."



                              17
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



Waiving Contingent Deferred Sales Charges



CDSCs on Class A and Class C share redemptions will be waived for:



- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.



- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.



- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.



- redemptions required as a result of over-contribution to an IRA plan.



Class Y Shares



Your purchase price for Class Y shares is their net asset value. This share class does not have a front-end sales charge or a CDSC.



12B-1 FEES



Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows each fund to pay the fund's distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. The funds do not pay 12b-1 fees on Class Y shares. The 12b-1 fees paid by the funds are designated as distribution fees and/or shareholder servicing fees, as described here.



                                                                     Annual 12b-1 Fees
                                                                ---------------------------
                                                                                Shareholder
                                                                Distribution     Servicing
                                                                    Fee             Fee
-------------------------------------------------------------------------------------------
Class A                                                           None             0.25%
Class C                                                           0.40%            0.25%
Class Y                                                           None             None
-------------------------------------------------------------------------------------------



Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



COMPENSATION PAID TO FINANCIAL INTERMEDIARIES



The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."



Sales Charge Reallowance



The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:



                              18
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



                                                                          Maximum Reallowance
                                                                               as a % of
Purchase Amount                                                             Purchase Price
-----------------------------------------------------------------------------------------------
Less than $50,000                                                                4.00%
$50,000 - $99,999                                                                3.75%
$100,000 - $249,999                                                              3.25%
$250,000 - $499,999                                                              2.25%
$500,000 - $999,999                                                              1.75%
$1 million and over                                                              0.00%



Sales Commissions



There is no initial sales charge on Class A share purchases of $1 million or more; however, your financial intermediary may receive a commission of up to 1% on your purchase. Although you pay no front-end sales charge when you buy Class C shares, the funds' distributor pays a sales commission of 1.00% of the amount invested to intermediaries selling Class C shares.



12b-1 Fees



The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of 0.25% of a fund's Class A share and 0.15% of a fund's Class C share average daily net assets attributable to shares sold through them. For Class A shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. For Class C shares, the distributor begins to pay shareholder servicing fees to these intermediaries one year after you purchase shares, but only if you continue to hold the shares at that time. In both cases, the intermediaries continue to receive these fees for as long as you hold fund shares.



The funds' distributor uses the 12b-1 distribution fee to compensate financial intermediaries for the sale of fund shares to their customers. The funds' distributor pays intermediaries that sell Class C shares a 0.50% annual distribution fee beginning one year after the shares are sold.



Additional Payments to Financial Intermediaries



The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources in connection with the sale or retention of fund shares and/or in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. The amount of these payments may be significant, and may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the funds to you. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.



These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of the assets invested in the funds by the intermediary's customers; reimbursement of ticket or operational charges (fees that an intermediary charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor.



The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain intermediaries also receive payments in recognition of sub-accounting, recordkeeping or other services they provide to shareholders or plan participants who invest in the fund or other First American Funds through their retirement plan.



You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the funds' SAI.



                              19
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES



To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.



As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.



Purchasing Class A and Class C Shares



You can become a shareholder in any of the funds by making the following minimum initial or additional investments.



                                                               Minimum      Minimum
                                                               Initial     Additional
Account Types                                                 Investment   Investment
-------------------------------------------------------------------------------------
Uniform Gift to Minors Act (UGMA)/
Uniform Transfers to Minors Act (UTMA) accounts                 $  500        $ 25
All other accounts                                              $1,000        $100



The funds have the right to waive these minimum investment requirements for shares offered through certain institutions and for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.



By Phone. You can purchase shares by calling your financial intermediary, if they have a sales agreement with the funds' distributor. You can also place purchase orders of $100 or more by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.



By Wire.   You can purchase shares by making a wire transfer from your bank.
Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV calculated after the funds' custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.



By Mail.   To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:



REGULAR U.S. MAIL:                       OVERNIGHT EXPRESS MAIL:
---------------------------------   ---------------------------------
First American Funds                First American Funds
P.O. Box 3011                       615 East Michigan Street
Milwaukee, WI 53201-3011            Milwaukee, WI 53202



After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.



Please note the following:



- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.



- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, credit cards, and any checks that are post dated will not be accepted.



- If a check or ACH does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.



                              20
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



By Systematic Investment Plan.   To purchase shares as part of a savings
discipline, you may add to your investment on a regular basis:



- by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or



- through automatic monthly exchanges of your fund into another First American fund of the same class.



You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.



Redeeming Class A and Class C Shares



When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.



By Phone.   If you purchased shares through a financial intermediary, simply call them to redeem your shares.



If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds may charge a $15 fee for wire redemptions under $5,000. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within 2-3 business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per day.



If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.



By Mail.   To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:



REGULAR U.S. MAIL:                       OVERNIGHT EXPRESS MAIL:
---------------------------------   ---------------------------------
First American Funds                First American Funds
P.O. Box 3011                       615 East Michigan Street
Milwaukee, WI 53201-3011            Milwaukee, WI 53202



Your request should include the following information:



- name of the fund



- account number



- dollar amount or number of shares redeemed



- name on the account



- signatures of all registered account owners



Signatures on a written request must be guaranteed if:



- you would like redemption proceeds to be paid to anyone other than to the shareholder of record.



- you would like the redemption check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.



- your redemption request is for $50,000 or more.



- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.



In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.



                              21
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.



Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.



By Wire.   You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.



By Systematic Withdrawal Plan.   If your account has a value of $5,000 or more,
you may redeem a specific dollar amount from your account on a regular basis. You may set up systematic withdrawals when you complete a new account form or by calling your financial intermediary.



You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.



Exchanging Class A and Class C Shares



If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.



Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:



- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.



- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.



Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American Fund, you do not have to pay a sales charge. When you exchange your Class C shares for Class C shares of another First American Fund, the time you held the shares of the "old" fund will be added to the time you hold the shares of the "new" fund for purposes of determining your CDSC.



Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.



By Phone.   If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.



By Mail.   To exchange shares by written request, please follow the procedures under "Redeeming Class A and Class C Shares" above. Be sure to include the names of both funds involved in the exchange.



By Systematic Exchange Plan.   You may add to your investment on a regular basis
through automatic monthly exchanges of your fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.



Purchasing, Redeeming and Exchanging Class Y Shares



You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.



                              22
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.



Exchanging Class Y Shares.   If your investment goals or your financial needs
change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.



To exchange your shares, call your financial intermediary.



Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.



ADDITIONAL INFORMATION ON PURCHASING, REDEEMING AND EXCHANGING SHARES



Calculating Net Asset Value



The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open.



A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the funds' investments are furnished by one or more independent pricing services that have been approved by the funds' board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:



- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;



- Securities whose trading has been halted or suspended;



- Fixed-income securities that have gone into default and for which there is no current market value quotation; and



- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.



Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.



Short-Term Trading of Fund Shares



The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' Board of Directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will not knowingly accommodate trading in the funds' shares in violation of these policies. As discussed below, however, there is no guarantee that the funds will be able to detect such trading in all accounts. See "Omnibus Accounts" below. These policies do not apply to purchases and sales of fund shares by other First American Funds.



Risks Associated with Short-Term Trading.   Short-term trading in a fund's
shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.



In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-



                              23
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.



Short-Term Trading Policies.   The funds' advisor monitors trading in fund
shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.



Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.



Omnibus Accounts.   Fund shares are frequently held through omnibus account
arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds seek to apply their short-term trading policies and procedures to these omnibus account arrangements and will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the financial intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary.



While the funds will request that financial intermediaries apply the funds' short-term trading policies to their customers who invest indirectly in the funds, the funds are limited in their ability to monitor the trading activity or enforce the funds' short-term trading policies with respect to customers of financial intermediaries. For example, the funds might not be able to detect any short-term trading facilitated by a financial intermediary, if this were to occur.



Telephone Transactions



The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.



It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.



Accounts with Low Balances



If your account balance falls below $500, the funds reserve the right to either:



- deduct a $50 annual account maintenance fee, or


- close your account and send you the proceeds, less any applicable contingent deferred sales charge.



                              24
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



Before taking any action, however, the funds will send you written notice of the action they intend to take and give you 30 days to re-establish a minimum account balance of $500.



Redemption in Kind



Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.



                              25
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Managing Your Investment



STAYING INFORMED



Shareholder Reports



Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.



In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.



Statements and Confirmations



Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.



DIVIDENDS AND DISTRIBUTIONS



Dividends from a fund's net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. If you place a purchase order or an exchange order for fund shares by the time the fund determines its NAV, you will begin to accrue dividends on the next business day.



Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.



TAXES



Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.



Federal Taxes on Distributions



Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Tax Free Fund's exempt-interest dividends generally will be subject to state or local income taxes. Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions paid from taxable interest income will be taxed as ordinary income and not as "qualifying dividends" that are taxed at the same rate as long-term capital gains. Distributions of a fund's net long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.



Federal Taxes on Transactions



The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.



                              26
                      Prospectus - First American Tax Free Income Funds

Policies and Services


Managing Your Investment CONTINUED



If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.



The exchange of one class of shares for another class of shares in the same fund will not be taxable.



State Taxes on Distributions



A recent decision by the Kentucky Court of Appeals held that Kentucky's tax exemption of interest on its own bonds and its taxation of interest on the bonds of other states is illegal. If the United States Supreme Court reviews and affirms this decision or other state courts reach the same conclusion with respect to the states in which the funds invest, this decision could have implications for the tax treatment of the bonds held by the funds. For additional information regarding the Minnesota Tax Free Fund, please see "Taxation" in the SAI.



Arizona Income Taxation.   Dividends paid by Arizona Tax Free Fund will be
exempt from Arizona income taxes for individuals, trust, estates, and corporations to the extent they are derived from interest on Arizona municipal securities.



California Income Taxation.   California Tax Free Fund intends to comply with
certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.



Colorado Income Taxation.   Dividends paid by Colorado Tax Free Fund will be
exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.



Minnesota Income Taxation.   Minnesota Tax Free Fund intends to comply with
certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.



Missouri Income Taxation.   Dividends paid by Missouri Tax Free Fund will be
exempt from Missouri income taxes for individuals, estates, trusts, and corporations to the extent they are derived from interest on Missouri municipal obligations.



Nebraska Income Taxation.   Dividends paid by Nebraska Tax Free Fund will be
exempt from Nebraska income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Nebraska municipal obligations. A portion of the fund's dividends may be subject to the Nebraska minimum tax.



Ohio Income Taxation.   Dividends paid by Ohio Tax Free Fund will be exempt from
Ohio income taxes for individuals, trusts, estates, and corporations to the extent they are derived from interest on Ohio municipal obligations.



                              27
                      Prospectus - First American Tax Free Income Funds

Additional Information
Management


FAF Advisors, Inc., formerly known as U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2006, U.S. Bancorp Asset Management and its affiliates had more than $98 billion in assets under management, including investment company assets of more than $71 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal period.


                                          Management fee
                                       as a % of average
                                        daily net assets
--------------------------------------------------------
ARIZONA TAX FREE FUND                        0.00%
CALIFORNIA TAX FREE FUND                     0.00%
COLORADO TAX FREE FUND                       0.00%
MINNESOTA TAX FREE FUND                      0.35%
MISSOURI TAX FREE FUND                       0.36%
NEBRASKA TAX FREE FUND                       0.00%
OHIO TAX FREE FUND                           0.00%
TAX FREE FUND                                0.39%
--------------------------------------------------------


A discussion regarding the basis for the board of directors' approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal period ended June 30, 2006.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank provides custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.


Administration Services.   FAF Advisors and its affiliate, U.S. Bancorp Fund
Services, LLC (Fund Services), act as the funds' administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, each fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the funds may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.



Transfer Agency Services.   Fund Services provides transfer agency and dividend
disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum per share class fee. In addition, the funds may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.


Distribution Services.   Quasar Distributors, LLC (Quasar), an affiliate of FAF
Advisors, receives distribution and shareholder servicing fees for acting as the funds' distributor.


Other Compensation.   To the extent that fund shares are held through U.S. Bank
or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Payments to Financial Intermediaries."



                              28
                      Prospectus - First American Tax Free Income Funds

Additional Information
Management CONTINUED

PORTFOLIO MANAGEMENT


The portfolio managers primarily responsible for the funds' management are set forth below, followed by the portfolio managers' biographies.


Arizona Tax Free Fund.   Catherine M. Stienstra has served as the primary
portfolio manager for the fund and Douglas J. White has co-managed the fund since February 2000.

California Tax Free Fund.   Christopher L. Drahn has served as the primary
portfolio manager for the fund since May 2005, and prior to that he co-managed the fund from February 2000 to May 2005. Michael S. Hamilton has co-managed the fund since May 2005, and prior to that he served as the primary portfolio manager for the fund from December 2002 to May 2005.

Colorado Tax Free Fund.   Catherine M. Stienstra has served as the primary
portfolio manager for the fund and Christopher L. Drahn has co-managed the fund since February 2000.

Minnesota Tax Free Fund.   Douglas J. White has served as the primary portfolio
manager for the fund since July 1988 and Christopher L. Drahn has co-managed the fund since February 2001.

Missouri Tax Free Fund.   Christopher L. Drahn has served as the primary
portfolio manager for the fund since December 2002 and Douglas J. White has co-managed the fund since September 2001.

Nebraska Tax Free Fund.   Catherine M. Stienstra has served as the primary
portfolio manager for the fund and Christopher L. Drahn has co-managed the fund since February 2001.

Ohio Tax Free Fund.   Michael S. Hamilton has served as the primary portfolio
manager for the fund since December 2002 and Christopher L. Drahn has co-managed the Fund since April 2002.

Tax Free Fund.   Douglas J. White has served as the primary portfolio manager for the fund since September 2001 and Catherine M. Stienstra has co-managed the fund since October 2002.

PORTFOLIO MANAGER BIOGRAPHIES


Christopher L. Drahn, CFA, Senior Fixed-Income Portfolio Manager, joined FAF Advisors in 1980. He has 26 years of financial industry experience.



Michael S. Hamilton, Senior Fixed-Income Portfolio Manager, joined FAF Advisors. He has 16 years of financial industry experience, including 14 years in portfolio management.



Catherine M. Stienstra, Senior Fixed-Income Portfolio Manager, joined FAF Advisors in 1990. She has 18 years of financial industry experience, including 13 years in portfolio management.



Douglas J. White, CFA, Head of Tax Exempt Fixed Income, joined FAF Advisors in 1987. He has 23 years of financial industry experience, including 21 years in portfolio management.



The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.



                              29
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights
The tables that follow present performance information about the Class A, Class C, and Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

ARIZONA TAX FREE FUND


                                                             Fiscal period
                                                                 ended                   Fiscal year ended September 30,
CLASS A SHARES                                              June 30, 2006(1)     2005      2004      2003       2002       2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $11.19         $11.42    $11.33    $ 11.41    $ 10.99    $ 10.45
                                                                 ------         ------    ------    -------    -------    -------
Investment Operations:
 Net Investment Income                                             0.33           0.46      0.49       0.46       0.48       0.55
 Realized and Unrealized Gains (Losses) on Investments            (0.25)         (0.07)     0.12      (0.06)      0.44       0.53
                                                                 ------         ------    ------    -------    -------    -------
 Total From Investment Operations                                  0.08           0.39      0.61       0.40       0.92       1.08
                                                                 ------         ------    ------    -------    -------    -------

Less Distributions:
 Dividends (from net investment income)                           (0.33)         (0.49)    (0.47)     (0.45)     (0.48)     (0.54)
 Distributions (from net realized gains)                          (0.09)         (0.13)    (0.05)     (0.03)     (0.02)        --
                                                                 ------         ------    ------    -------    -------    -------
 Total Distributions                                              (0.42)         (0.62)    (0.52)     (0.48)     (0.50)     (0.54)
                                                                 ------         ------    ------    -------    -------    -------
Net Asset Value, End of Period                                   $10.85         $11.19    $11.42    $ 11.33    $ 11.41    $ 10.99
                                                                 ======         ======    ======    =======    =======    =======
Total Return(2)                                                    0.73%          3.49%     5.50%      3.61%      8.69%     10.50%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $9,041         $9,547    $9,008    $11,928    $12,413    $13,971
Ratio of Expenses to Average Net Assets                            0.75%          0.75%     0.75%      0.75%      0.75%      0.25%
Ratio of Net Investment Income to Average Net Assets               4.02%          4.14%     4.16%      4.03%      4.40%      5.10%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                          1.47%          1.18%     1.12%      1.09%      1.37%      1.45%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                               3.30%          3.71%     3.79%      3.69%      3.78%      3.90%
Portfolio Turnover Rate                                              47%            20%       21%        37%        30%        19%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                              30
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

Arizona Tax Free Fund (CONTINUED)



                                                               Fiscal period
                                                                   ended                 Fiscal year ended September 30,
CLASS C SHARES                                                June 30, 2006(1)     2005      2004      2003      2002      2001
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $11.18         $11.41    $11.31    $11.40    $10.98    $10.44
                                                                   ------         ------    ------    ------    ------    ------
Investment Operations:
 Net Investment Income                                               0.30           0.42      0.43      0.42      0.44      0.53
 Realized and Unrealized Gains (Losses) on Investments              (0.25)         (0.08)     0.14     (0.08)     0.44      0.51
                                                                   ------         ------    ------    ------    ------    ------
 Total From Investment Operations                                    0.05           0.34      0.57      0.34      0.88      1.04
                                                                   ------         ------    ------    ------    ------    ------

Less Distributions:
 Dividends (from net investment income)                             (0.30)         (0.44)    (0.42)    (0.40)    (0.44)    (0.50)
 Distributions (from net realized gains)                            (0.09)         (0.13)    (0.05)    (0.03)    (0.02)       --
                                                                   ------         ------    ------    ------    ------    ------
 Total Distributions                                                (0.39)         (0.57)    (0.47)    (0.43)    (0.46)    (0.50)
                                                                   ------         ------    ------    ------    ------    ------
Net Asset Value, End of Period                                     $10.84         $11.18    $11.41    $11.31    $11.40    $10.98
                                                                   ======         ======    ======    ======    ======    ======
Total Return(2)                                                      0.42%          3.08%     5.17%     3.10%     8.28%    10.15%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $1,358         $1,628    $1,588    $1,857    $2,910    $2,003
Ratio of Expenses to Average Net Assets                              1.15%          1.15%     1.15%     1.15%     1.15%     0.65%
Ratio of Net Investment Income to Average Net Assets                 3.62%          3.74%     3.76%     3.63%     4.00%     4.66%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                            2.22%          1.93%     1.87%     1.84%     2.12%     1.84%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                 2.55%          2.96%     3.04%     2.94%     3.03%     3.47%
Portfolio Turnover Rate                                                47%            20%       21%       37%       30%       19%
--------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                    Fiscal period
                                                        ended                        Fiscal year ended September 30,
CLASS Y SHARES                                     June 30, 2006(1)       2005         2004        2003        2002         2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                    $ 11.19          $ 11.43      $11.33      $11.41      $ 10.99      $10.45
                                                        -------          -------      ------      ------      -------      ------
Investment Operations:
 Net Investment Income                                     0.35             0.50        0.50        0.48         0.51        0.57
 Realized and Unrealized Gains (Losses) on
  Investments                                             (0.25)           (0.09)       0.15       (0.06)        0.44        0.53
                                                        -------          -------      ------      ------      -------      ------
 Total From Investment Operations                          0.10             0.41        0.65        0.42         0.95        1.10
                                                        -------          -------      ------      ------      -------      ------
Less Distributions:
 Dividends (from net investment income)                   (0.35)           (0.52)      (0.50)      (0.47)       (0.51)      (0.56)
 Distributions (from net realized gains)                  (0.09)           (0.13)      (0.05)      (0.03)       (0.02)         --
                                                        -------          -------      ------      ------      -------      ------
 Total Distributions                                      (0.44)           (0.65)      (0.55)      (0.50)       (0.53)      (0.56)
                                                        -------          -------      ------      ------      -------      ------
Net Asset Value, End of Period                          $ 10.85          $ 11.19      $11.43      $11.33      $ 11.41      $10.99
                                                        =======          =======      ======      ======      =======      ======
Total Return(2)                                            0.92%            3.65%       5.85%       3.86%        8.95%      10.76%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                         $15,614          $14,035      $9,520      $9,244      $10,656      $5,822
Ratio of Expenses to Average Net Assets                    0.50%            0.50%       0.50%       0.50%        0.50%         --
Ratio of Net Investment Income to Average Net
 Assets                                                    4.27%            4.39%       4.42%       4.28%        4.64%       5.33%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.22%            0.93%       0.87%       0.84%        1.12%       1.19%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                3.55%            3.96%       4.05%       3.94%        4.02%       4.14%
Portfolio Turnover Rate                                      47%              20%         21%         37%          30%         19%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return would have been lower had certain expenses not been waived.


                              31
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


CALIFORNIA TAX FREE FUND



                                                  Fiscal period
                                                      ended                         Fiscal year ended September 30,
CLASS A SHARES                                   June 30, 2006(1)       2005         2004        2003         2002         2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                  $ 11.24          $ 11.40      $11.40      $ 11.63      $ 11.17      $ 10.66
                                                      -------          -------      ------      -------      -------      -------
Investment Operations:
 Net Investment Income                                   0.33             0.44        0.46         0.47         0.48         0.52
 Realized and Unrealized Gains (Losses) on
  Investments                                           (0.26)           (0.05)       0.08        (0.16)        0.50         0.50
                                                      -------          -------      ------      -------      -------      -------
 Total From Investment Operations                        0.07             0.39        0.54         0.31         0.98         1.02
                                                      -------          -------      ------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)                 (0.33)           (0.44)      (0.46)       (0.47)       (0.47)       (0.51)
 Distributions (from net realized gains)                (0.02)           (0.11)      (0.08)       (0.07)       (0.05)          --
                                                      -------          -------      ------      -------      -------      -------
 Total Distributions                                    (0.35)           (0.55)      (0.54)       (0.54)       (0.52)       (0.51)
                                                      -------          -------      ------      -------      -------      -------
Net Asset Value, End of Period                        $ 10.96          $ 11.24      $11.40      $ 11.40      $ 11.63      $ 11.17
                                                      =======          =======      ======      =======      =======      =======
Total Return(2)                                          0.63%            3.50%       4.93%        2.85%        9.10%        9.73%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $10,783          $11,888      $9,513      $11,143      $12,954      $18,139
Ratio of Expenses to Average Net Assets                  0.75%            0.75%       0.75%        0.75%        0.75%        0.25%
Ratio of Net Investment Income to Average
 Net Assets                                              3.99%            3.88%       4.03%        4.16%        4.26%        4.75%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     1.34%            1.15%       1.09%        1.08%        1.31%        1.35%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                          3.40%            3.48%       3.69%        3.83%        3.70%        3.65%
Portfolio Turnover Rate                                    24%              14%         16%          20%          33%          19%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.



(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                                                      Fiscal period
                                                          ended                       Fiscal year ended September 30,
CLASS C SHARES                                       June 30, 2006(1)       2005        2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                      $11.25           $11.41      $11.41      $11.64      $11.18      $10.66
                                                          ------           ------      ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                      0.30             0.40        0.41        0.43        0.42        0.47
 Realized and Unrealized Gains (Losses) on
  Investments                                              (0.26)           (0.05)       0.09       (0.16)       0.52        0.51
                                                          ------           ------      ------      ------      ------      ------
 Total From Investment Operations                           0.04             0.35        0.50        0.27        0.94        0.98
                                                          ------           ------      ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                    (0.30)           (0.40)      (0.42)      (0.43)      (0.43)      (0.46)
 Distributions (from net realized gains)                   (0.02)           (0.11)      (0.08)      (0.07)      (0.05)         --
                                                          ------           ------      ------      ------      ------      ------
 Total Distributions                                       (0.32)           (0.51)      (0.50)      (0.50)      (0.48)      (0.46)
                                                          ------           ------      ------      ------      ------      ------
Net Asset Value, End of Period                            $10.97           $11.25      $11.41      $11.41      $11.64      $11.18
                                                          ======           ======      ======      ======      ======      ======
Total Return(2)                                             0.33%            3.11%       4.52%       2.45%       8.69%       9.42%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                           $3,592           $3,068      $1,294      $1,101      $1,115      $  647
Ratio of Expenses to Average Net Assets                     1.15%            1.15%       1.15%       1.15%       1.15%       0.65%
Ratio of Net Investment Income to Average Net
 Assets                                                     3.60%            3.47%       3.65%       3.75%       3.86%       4.38%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                        2.09%            1.90%       1.84%       1.83%       2.06%       1.75%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                 2.66%            2.72%       2.96%       3.07%       2.95%       3.28%
Portfolio Turnover Rate                                       24%              14%         16%         20%         33%         19%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                              32
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

CALIFORNIA TAX FREE FUND (CONTINUED)



                                                Fiscal period
                                                    ended                         Fiscal year ended September 30,
CLASS Y SHARES                                 June 30, 2006(1)       2005         2004         2003         2002         2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $ 11.25          $ 11.40      $ 11.40      $ 11.63      $ 11.17      $10.66
                                                    -------          -------      -------      -------      -------      ------
Investment Operations:
 Net Investment Income                                 0.35             0.47         0.48         0.49         0.49        0.54
 Realized and Unrealized Gains (Losses)
  on Investments                                      (0.26)           (0.04)        0.09        (0.15)        0.52        0.50
                                                    -------          -------      -------      -------      -------      ------
 Total From Investment Operations                      0.09             0.43         0.57         0.34         1.01        1.04
                                                    -------          -------      -------      -------      -------      ------

Less Distributions:
 Dividends (from net investment income)               (0.35)           (0.47)       (0.49)       (0.50)       (0.50)      (0.53)
 Distributions (from net realized gains)              (0.02)           (0.11)       (0.08)       (0.07)       (0.05)         --
                                                    -------          -------      -------      -------      -------      ------
 Total Distributions                                  (0.37)           (0.58)       (0.57)       (0.57)       (0.55)      (0.53)
                                                    -------          -------      -------      -------      -------      ------
Net Asset Value, End of Period                      $ 10.97          $ 11.25      $ 11.40      $ 11.40      $ 11.63      $11.17
                                                    =======          =======      =======      =======      =======      ======
Total Return(2)                                        0.82%            3.85%        5.19%        3.11%        9.36%       9.99%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $21,767          $19,556      $16,047      $15,243      $11,853      $6,726
Ratio of Expenses to Average Net Assets                0.50%            0.50%        0.50%        0.50%        0.50%         --
Ratio of Net Investment Income to Average
 Net Assets                                            4.24%            4.12%        4.29%        4.40%        4.51%       5.00%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.09%            0.90%        0.84%        0.83%        1.06%       1.10%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                        3.65%            3.72%        3.95%        4.07%        3.95%       3.90%
Portfolio Turnover Rate                                  24%              14%          16%          20%          33%         19%
-------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return would have been lower had certain expenses not been waived.

COLORADO TAX FREE FUND


                                                  Fiscal period
                                                      ended                         Fiscal year ended September 30,
CLASS A SHARES                                   June 30, 2006(1)       2005        2004         2003         2002         2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                  $11.30           $11.52      $ 11.57      $ 11.65      $ 11.09      $ 10.42
                                                      ------           ------      -------      -------      -------      -------
Investment Operations:
 Net Investment Income                                  0.35             0.49         0.51         0.50         0.48         0.54
 Realized and Unrealized Gains (Losses) on
  Investments                                          (0.26)           (0.11)        0.02        (0.10)        0.56         0.66
                                                      ------           ------      -------      -------      -------      -------
 Total From Investment Operations                       0.09             0.38         0.53         0.40         1.04         1.20
                                                      ------           ------      -------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)                (0.34)           (0.51)       (0.50)       (0.48)       (0.47)       (0.53)
 Distributions (from net realized gains)               (0.32)           (0.09)       (0.08)          --        (0.01)          --
                                                      ------           ------      -------      -------      -------      -------
 Total Distributions                                   (0.66)           (0.60)       (0.58)       (0.48)       (0.48)       (0.53)
                                                      ------           ------      -------      -------      -------      -------
Net Asset Value, End of Period                        $10.73           $11.30      $ 11.52      $ 11.57      $ 11.65      $ 11.09
                                                      ======           ======      =======      =======      =======      =======
Total Return(2)                                         0.77%            3.36%        4.71%        3.53%        9.72%       11.78%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                       $8,507           $8,362      $10,598      $13,843      $19,633      $20,550
Ratio of Expenses to Average Net Assets                 0.75%            0.75%        0.75%        0.75%        0.75%        0.25%
Ratio of Net Investment Income to Average
 Net Assets                                             4.30%            4.23%        4.25%        4.23%        4.32%        5.03%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.52%            1.18%        1.09%        1.07%        1.30%        1.42%
Ratio of Net Investment Income to Average
 Net Assets
 (excluding waivers)                                    3.53%            3.80%        3.91%        3.91%        3.77%        3.86%
Portfolio Turnover Rate                                   35%              30%          12%          14%          22%          23%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                              33
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

COLORADO TAX FREE FUND (CONTINUED)



                                                    Fiscal period
                                                        ended                       Fiscal year ended September 30,
CLASS C SHARES                                     June 30, 2006(1)       2005        2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                    $11.28           $11.50      $11.56      $11.63      $11.08      $10.41
                                                        ------           ------      ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                    0.32             0.43        0.44        0.44        0.44        0.49
 Realized and Unrealized Gains (Losses) on
  Investments                                            (0.27)           (0.10)       0.03       (0.08)       0.56        0.67
                                                        ------           ------      ------      ------      ------      ------
 Total From Investment Operations                         0.05             0.33        0.47        0.36        1.00        1.16
                                                        ------           ------      ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                  (0.30)           (0.46)      (0.45)      (0.43)      (0.44)      (0.49)
 Distributions (from net realized gains)                 (0.32)           (0.09)      (0.08)         --       (0.01)         --
                                                        ------           ------      ------      ------      ------      ------
 Total Distributions                                     (0.62)           (0.55)      (0.53)      (0.43)      (0.45)      (0.49)
                                                        ------           ------      ------      ------      ------      ------
Net Asset Value, End of Period                          $10.71           $11.28      $11.50      $11.56      $11.63      $11.08
                                                        ======           ======      ======      ======      ======      ======
Total Return(2)                                           0.47%            2.95%       4.21%       3.23%       9.23%      11.41%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                         $3,007           $3,423      $3,787      $4,284      $3,705      $1,698
Ratio of Expenses to Average Net Assets                   1.15%            1.15%       1.15%       1.15%       1.15%       0.65%
Ratio of Net Investment Income to Average Net
 Assets                                                   3.90%            3.83%       3.85%       3.83%       3.95%       4.61%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                      2.27%            1.93%       1.84%       1.82%       2.05%       1.82%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                               2.78%            3.05%       3.16%       3.16%       3.05%       3.44%
Portfolio Turnover Rate                                     35%              30%         12%         14%         22%         23%
-------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                      Fiscal period
                                                          ended                       Fiscal year ended September 30,
CLASS Y SHARES                                       June 30, 2006(1)       2005        2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                      $ 11.32          $11.53      $11.59      $11.67      $11.10      $10.43
                                                          -------          ------      ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                       0.37            0.51        0.52        0.51        0.48        0.58
 Realized and Unrealized Gains (Losses) on
  Investments                                               (0.26)          (0.09)       0.03       (0.09)       0.60        0.64
                                                          -------          ------      ------      ------      ------      ------
 Total From Investment Operations                            0.11            0.42        0.55        0.42        1.08        1.22
                                                          -------          ------      ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                     (0.36)          (0.54)      (0.53)      (0.50)      (0.50)      (0.55)
 Distributions (from net realized gains)                    (0.32)          (0.09)      (0.08)         --       (0.01)         --
                                                          -------          ------      ------      ------      ------      ------
 Total Distributions                                        (0.68)          (0.63)      (0.61)      (0.50)      (0.51)      (0.55)
                                                          -------          ------      ------      ------      ------      ------
Net Asset Value, End of Period                            $ 10.75          $11.32      $11.53      $11.59      $11.67      $11.10
                                                          =======          ======      ======      ======      ======      ======
Total Return(2)                                              0.96%           3.70%       4.87%       3.78%      10.07%      12.02%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                           $10,181          $8,363      $9,439      $9,516      $9,244      $1,923
Ratio of Expenses to Average Net Assets                      0.50%           0.50%       0.50%       0.50%       0.50%         --
Ratio of Net Investment Income to Average Net
 Assets                                                      4.58%           4.48%       4.51%       4.49%       4.59%       5.32%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                         1.27%           0.93%       0.84%       0.82%       1.05%       1.18%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                  3.81%           4.05%       4.17%       4.17%       4.04%       4.14%
Portfolio Turnover Rate                                        35%             30%         12%         14%         22%         23%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return would have been lower had certain expenses not been waived.


                              34
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

MINNESOTA TAX FREE FUND


                                            Fiscal period
                                                ended                            Fiscal year ended September 30,
CLASS A SHARES                             June 30, 2006(1)        2005          2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $  11.21          $  11.23      $  11.34      $  11.39      $  11.06      $  10.64
                                               --------          --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income                             0.35              0.45          0.44          0.48          0.47          0.53
 Realized and Unrealized Gains
  (Losses) on Investments                         (0.21)             0.03         (0.01)        (0.05)         0.34          0.43
                                               --------          --------      --------      --------      --------      --------
 Total From Investment Operations                  0.14              0.48          0.43          0.43          0.81          0.96
                                               --------          --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment
  income)                                         (0.35)            (0.45)        (0.45)        (0.45)        (0.47)        (0.54)
 Distributions (from net realized
  gains)                                          (0.03)            (0.05)        (0.09)        (0.03)        (0.01)           --
                                               --------          --------      --------      --------      --------      --------
 Total Distributions                              (0.38)            (0.50)        (0.54)        (0.48)        (0.48)        (0.54)
                                               --------          --------      --------      --------      --------      --------
Net Asset Value, End of Period                 $  10.97          $  11.21      $  11.23      $  11.34      $  11.39      $  11.06
                                               ========          ========      ========      ========      ========      ========
Total Return(2)                                    1.28%             4.42%         3.94%         3.90%         7.23%         9.24%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $101,142          $106,783      $114,981      $125,916      $135,607      $107,260
Ratio of Expenses to Average Net
 Assets                                            0.95%             0.95%         0.95%         0.95%         0.95%         0.95%
Ratio of Net Investment Income to
 Average Net Assets                                4.15%             4.04%         3.87%         4.25%         4.22%         4.84%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                        1.10%             1.06%         1.05%         1.06%         1.09%         1.18%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                          4.00%             3.93%         3.77%         4.14%         4.08%         4.61%
Portfolio Turnover Rate                              11%               16%           25%           23%           26%           15%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                        Fiscal period
                                                            ended                      Fiscal year ended September 30,
CLASS C SHARES                                         June 30, 2006(1)      2005       2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $ 11.17          $11.19     $ 11.31     $ 11.36     $ 11.04     $10.62
                                                           -------          ------     -------     -------     -------     ------
Investment Operations:
 Net Investment Income                                        0.31            0.41        0.39        0.43        0.43       0.49
 Realized and Unrealized Gains (Losses) on
  Investments                                                (0.20)           0.03       (0.01)      (0.04)       0.33       0.43
                                                           -------          ------     -------     -------     -------     ------
 Total From Investment Operations                             0.11            0.44        0.38        0.39        0.76       0.92
                                                           -------          ------     -------     -------     -------     ------
Less Distributions:
 Dividends (from net investment income)                      (0.32)          (0.41)      (0.41)      (0.41)      (0.43)     (0.50)
 Distributions (from net realized gains)                     (0.03)          (0.05)      (0.09)      (0.03)      (0.01)        --
                                                           -------          ------     -------     -------     -------     ------
 Total Distributions                                         (0.35)          (0.46)      (0.50)      (0.44)      (0.44)     (0.50)
                                                           -------          ------     -------     -------     -------     ------
Net Asset Value, End of Period                             $ 10.93          $11.17     $ 11.19     $ 11.31     $ 11.36     $11.04
                                                           =======          ======     =======     =======     =======     ======
Total Return(2)                                               0.98%           4.02%       3.45%       3.51%       7.10%      8.88%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $10,359          $9,841     $10,387     $11,951     $11,703     $6,382
Ratio of Expenses to Average Net Assets                       1.35%           1.35%       1.35%       1.35%       1.35%      1.35%
Ratio of Net Investment Income to Average Net
 Assets                                                       3.75%           3.64%       3.47%       3.85%       3.80%      4.39%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                     1.85%           1.81%       1.80%       1.81%       1.84%      1.58%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                   3.25%           3.18%       3.02%       3.39%       3.31%      4.16%
Portfolio Turnover Rate                                         11%             16%         25%         23%         26%        15%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                              35
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

MINNESOTA TAX FREE FUND (CONTINUED)



                                                 Fiscal period
                                                     ended                          Fiscal year ended September 30,
CLASS Y SHARES                                  June 30, 2006(1)       2005         2004         2003         2002         2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $ 11.20           $ 11.22      $ 11.33      $ 11.38      $ 11.05      $ 10.63
                                                    -------           -------      -------      -------      -------      -------
Investment Operations:
 Net Investment Income                                 0.36              0.48         0.47         0.51         0.49         0.55
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.20)             0.03        (0.01)       (0.05)        0.35         0.44
                                                    -------           -------      -------      -------      -------      -------
 Total From Investment Operations                      0.16              0.51         0.46         0.46         0.84         0.99
                                                    -------           -------      -------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)               (0.37)            (0.48)       (0.48)       (0.48)       (0.50)       (0.57)
 Distributions (from net realized gains)              (0.03)            (0.05)       (0.09)       (0.03)       (0.01)          --
                                                    -------           -------      -------      -------      -------      -------
 Total Distributions                                  (0.40)            (0.53)       (0.57)       (0.51)       (0.51)       (0.57)
                                                    -------           -------      -------      -------      -------      -------
Net Asset Value, End of Period                      $ 10.96           $ 11.20      $ 11.22      $ 11.33      $ 11.38      $ 11.05
                                                    =======           =======      =======      =======      =======      =======
Total Return(2)                                        1.47%             4.69%        4.20%        4.16%        7.84%        9.52%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $48,760           $46,471      $42,900      $47,858      $54,638      $49,078
Ratio of Expenses to Average Net Assets                0.70%             0.70%        0.70%        0.70%        0.70%        0.70%
Ratio of Net Investment Income to Average
 Net Assets                                            4.40%             4.29%        4.12%        4.50%        4.47%        5.09%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   0.85%             0.81%        0.80%        0.81%        0.84%        0.93%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                        4.25%             4.18%        4.02%        4.39%        4.33%        4.86%
Portfolio Turnover Rate                                  11%               16%          25%          23%          26%          15%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.



(2)Total return would have been lower had certain expenses not been waived.


MISSOURI TAX FREE FUND(1)


                                                      Fiscal period
                                                          ended                      Fiscal period ended September 30,
CLASS A SHARES                                       June 30, 2006(2)      2005        2004        2003        2002       2001(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $ 12.14          $ 12.32     $ 12.37     $ 12.47     $ 12.05     $ 11.54
                                                         -------          -------     -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                      0.34             0.45        0.45        0.45        0.46        0.46
 Realized and Unrealized gains (Losses) on
  Investments                                              (0.29)           (0.12)      (0.02)      (0.04)       0.47        0.50
                                                         -------          -------     -------     -------     -------     -------
 Total From Investment Operations                           0.05             0.33        0.43        0.41        0.93        0.96
                                                         -------          -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                    (0.34)           (0.45)      (0.45)      (0.45)      (0.47)      (0.44)
 Distributions (from net realized gains)                   (0.09)           (0.06)      (0.03)      (0.06)      (0.04)      (0.01)
                                                         -------          -------     -------     -------     -------     -------
 Total Distributions                                       (0.43)           (0.51)      (0.48)      (0.51)      (0.51)      (0.45)
                                                         -------          -------     -------     -------     -------     -------
Net Asset Value, End of Period                           $ 11.76          $ 12.14     $ 12.32     $ 12.37     $ 12.47     $ 12.05
                                                         =======          =======     =======     =======     =======     =======
Total Return(4)                                             0.38%            2.74%       3.60%       3.45%       7.99%       8.44%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $26,972          $30,188     $27,114     $28,141     $26,496     $22,573
Ratio of Expenses to Average Net Assets                     0.95%            0.95%       0.95%       0.95%       0.95%       0.94%
Ratio of Net Investment Income to Average Net
 Assets                                                     3.74%            3.65%       3.68%       3.69%       3.81%       4.23%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                        1.09%            1.06%       1.05%       1.06%       1.06%       1.00%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                 3.60%            3.54%       3.58%       3.58%       3.70%       4.17%
Portfolio Turnover Rate                                       20%              19%         15%         20%         25%          9%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to September 24, 2001 are those of the Firstar Missouri Tax-Exempt Bond Fund, which merged into the Missouri Tax Free Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                              36
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


MISSOURI TAX FREE FUND(1) (CONTINUED)




                                                     Fiscal period
                                                         ended                       Fiscal period ended September 30,
CLASS C SHARES                                      June 30, 2006(2)       2005        2004        2003        2002       2001(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $12.12           $12.29      $12.35      $12.46      $12.05      $12.03
                                                         ------           ------      ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                     0.30             0.40        0.40        0.40        0.41          --
 Realized and Unrealized Gains (Losses) on
  Investments                                             (0.30)           (0.11)      (0.03)      (0.04)       0.48        0.02
                                                         ------           ------      ------      ------      ------      ------
 Total From Investment Operations                          0.00             0.29        0.37        0.36        0.89        0.02
                                                         ------           ------      ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                   (0.30)           (0.40)      (0.40)      (0.41)      (0.44)         --
 Distributions (from net realized gains)                  (0.09)           (0.06)      (0.03)      (0.06)      (0.04)         --
                                                         ------           ------      ------      ------      ------      ------
 Total Distributions                                      (0.39)           (0.46)      (0.43)      (0.47)      (0.48)         --
                                                         ------           ------      ------      ------      ------      ------
Net Asset Value, End of Period                           $11.73           $12.12      $12.29      $12.35      $12.46      $12.05
                                                         ======           ======      ======      ======      ======      ======
Total Return(4)                                            0.00%            2.42%       3.11%       3.05%       7.58%       0.17%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $  214           $  190      $  218      $  279      $   21      $   --
Ratio of Expenses to Average Net Assets                    1.35%            1.35%       1.35%       1.35%       1.35%         --
Ratio of Net Investment Income to Average Net
 Assets                                                    3.34%            3.25%       3.28%       3.30%       3.28%         --
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.84%            1.81%       1.80%       1.81%       1.81%         --
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                2.85%            2.79%       2.83%       2.84%       2.82%         --
Portfolio Turnover Rate                                      20%              19%         15%         20%         25%          9%
---------------------------------------------------------------------------------------------------------------------------------



(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.



(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                                            Fiscal period
                                                ended                           Fiscal period ended September 30,
CLASS Y SHARES                             June 30, 2006(2)        2005          2004          2003          2002        2001(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $  12.15          $  12.32      $  12.38      $  12.48      $  12.06      $  11.55
                                               --------          --------      --------      --------      --------      --------

Investment Operations:
 Net Investment Income                             0.36              0.48          0.48          0.49          0.48          0.49
 Realized and Unrealized Gains
  (Losses) on Investments                         (0.30)            (0.11)        (0.03)        (0.05)         0.48          0.50
                                               --------          --------      --------      --------      --------      --------
 Total From Investment Operations                  0.06              0.37          0.45          0.44          0.96          0.99
                                               --------          --------      --------      --------      --------      --------

Less Distributions:
 Dividends (from net investment
  income)                                         (0.36)            (0.48)        (0.48)        (0.48)        (0.50)        (0.47)
 Distributions (from net realized
  gains)                                          (0.09)            (0.06)        (0.03)        (0.06)        (0.04)        (0.01)
                                               --------          --------      --------      --------      --------      --------
 Total Distributions                              (0.45)            (0.54)        (0.51)        (0.54)        (0.54)        (0.48)
                                               --------          --------      --------      --------      --------      --------
Net Asset Value, End of Period                 $  11.76          $  12.15      $  12.32      $  12.38      $  12.48      $  12.06
                                               ========          ========      ========      ========      ========      ========
Total Return(4)                                    0.49%             3.08%         3.77%         3.71%         8.25%         8.67%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $138,394          $151,710      $152,676      $168,094      $142,344      $129,715
Ratio of Expenses to Average Net
 Assets                                            0.70%             0.70%         0.70%         0.70%         0.70%         0.69%
Ratio of Net Investment Income to
 Average Net Assets                                3.99%             3.90%         3.93%         3.94%         4.06%         4.48%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                        0.84%             0.81%         0.80%         0.81%         0.81%         0.75%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                          3.85%             3.79%         3.83%         3.83%         3.95%         4.42%
Portfolio Turnover Rate                              20%               19%           15%           20%           25%            9%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to September 24, 2001 are those of the Firstar Missouri Tax-Exempt Bond Fund, which merged into the Missouri Tax Free Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.
(4)Total return would have been lower had certain expenses not been waived.


                              37
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

NEBRASKA TAX FREE FUND


                                                     Fiscal period
                                                         ended                       Fiscal period ended September 30,
CLASS A SHARES                                      June 30, 2006(1)       2005        2004        2003        2002       2001(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $10.58           $10.66      $10.66      $10.70      $10.20      $10.00
                                                         ------           ------      ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                     0.31             0.39        0.41        0.41        0.41        0.24
 Realized and Unrealized Gains (Losses) on
  Investments                                             (0.24)           (0.05)       0.03       (0.04)       0.49        0.20
                                                         ------           ------      ------      ------      ------      ------
 Total From Investment Operations                          0.07             0.34        0.44        0.37        0.90        0.44
                                                         ------           ------      ------      ------      ------      ------

Less Distributions:
 Dividends (from net investment income)                   (0.30)           (0.42)      (0.40)      (0.40)      (0.40)      (0.24)
 Distributions (from net realized gains)                  (0.02)              --       (0.04)      (0.01)         --          --
                                                         ------           ------      ------      ------      ------      ------
 Total Distributions                                      (0.32)           (0.42)      (0.44)      (0.41)      (0.40)      (0.24)
                                                         ------           ------      ------      ------      ------      ------
Net Asset Value, End of Period                           $10.33           $10.58      $10.66      $10.66      $10.70      $10.20
                                                         ======           ======      ======      ======      ======      ======
Total Return(3)                                            0.65%            3.20%       4.18%       3.57%       9.09%       4.48%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $6,910           $7,136      $4,925      $4,869      $4,904      $5,090
Ratio of Expenses to Average Net Assets                    0.75%            0.75%       0.75%       0.75%       0.75%       0.55%
Ratio of Net Investment Income to Average Net
 Assets                                                    3.89%            3.78%       3.82%       3.87%       3.98%       4.12%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.30%            1.12%       1.08%       1.07%       1.29%       1.38%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                3.34%            3.41%       3.49%       3.55%       3.44%       3.29%
Portfolio Turnover Rate                                      35%              21%         17%         15%         35%         30%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                     Fiscal period
                                                         ended                       Fiscal period ended September 30,
CLASS C SHARES                                      June 30, 2006(1)       2005        2004        2003        2002       2001(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $10.50           $10.58      $10.58      $10.63      $10.14      $10.00
                                                         ------           ------      ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                     0.27             0.35        0.35        0.36        0.36        0.20
 Realized and Unrealized Gains (Losses) on
  Investments                                             (0.22)           (0.06)       0.04       (0.04)       0.50        0.17
                                                         ------           ------      ------      ------      ------      ------
 Total From Investment Operations                          0.05             0.29        0.39        0.32        0.86        0.37
                                                         ------           ------      ------      ------      ------      ------

Less Distributions:
 Dividends (from net investment income)                   (0.27)           (0.37)      (0.35)      (0.36)      (0.37)      (0.23)
 Distributions (from net realized gains)                  (0.02)              --       (0.04)      (0.01)         --          --
                                                         ------           ------      ------      ------      ------      ------
 Total Distributions                                      (0.29)           (0.37)      (0.39)      (0.37)      (0.37)      (0.23)
                                                         ------           ------      ------      ------      ------      ------
Net Asset Value, End of Period                           $10.26           $10.50      $10.58      $10.58      $10.63      $10.14
                                                         ======           ======      ======      ======      ======      ======
Total Return(3)                                            0.46%            2.81%       3.80%       3.10%       8.66%       3.71%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $1,487           $1,565      $1,861      $1,657      $  982      $  226
Ratio of Expenses to Average Net Assets                    1.15%            1.15%       1.15%       1.15%       1.15%       0.95%
Ratio of Net Investment Income to Average Net
 Assets                                                    3.49%            3.38%       3.42%       3.46%       3.57%       3.73%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       2.05%            1.87%       1.83%       1.82%       2.04%       1.75%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                2.59%            2.66%       2.74%       2.79%       2.68%       2.93%
Portfolio Turnover Rate                                      35%              21%         17%         15%         35%         30%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.



(2)Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                              38
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

NEBRASKA TAX FREE FUND (CONTINUED)



                                                Fiscal period
                                                    ended                         Fiscal period ended September 30,
CLASS Y SHARES                                 June 30, 2006(1)       2005         2004         2003         2002        2001(2)
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period               $ 10.58           $ 10.66      $ 10.65      $ 10.69      $ 10.19      $ 10.00
                                                   -------           -------      -------      -------      -------      -------
Investment Operations:
 Net Investment Income                                0.32              0.43         0.43         0.43         0.43         0.26
 Realized and Unrealized Gains (Losses) on
  Investments                                        (0.23)            (0.07)        0.04        (0.03)        0.50         0.19
                                                   -------           -------      -------      -------      -------      -------
 Total From Investment Operations                     0.09              0.36         0.47         0.40         0.93         0.45
                                                   -------           -------      -------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)              (0.32)            (0.44)       (0.42)       (0.43)       (0.43)       (0.26)
 Distributions (from net realized gains)             (0.02)               --        (0.04)       (0.01)          --           --
                                                   -------           -------      -------      -------      -------      -------
 Total Distributions                                 (0.34)            (0.44)       (0.46)       (0.44)       (0.43)       (0.26)
                                                   -------           -------      -------      -------      -------      -------
Net Asset Value, End of Period                     $ 10.33           $ 10.58      $ 10.66      $ 10.65      $ 10.69      $ 10.19
                                                   =======           =======      =======      =======      =======      =======
Total Return(3)                                       0.85%             3.45%        4.54%        3.82%        9.37%        4.51%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                    $31,347           $32,418      $29,722      $28,120      $27,348      $22,443
Ratio of Expenses to Average Net Assets               0.50%             0.50%        0.50%        0.50%        0.50%        0.30%
Ratio of Net Investment Income to Average Net
 Assets                                               4.14%             4.03%        4.07%        4.11%        4.22%        4.36%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                  1.05%             0.87%        0.83%        0.82%        1.04%        1.13%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                           3.59%             3.66%        3.74%        3.79%        3.68%        3.53%
Portfolio Turnover Rate                                 35%               21%          17%          15%          35%          30%
--------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Commenced operations on February 28, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return would have been lower had certain expenses not been waived.


OHIO TAX FREE FUND



                                                               Fiscal period
                                                                   ended                 Fiscal period ended September 30,
CLASS A SHARES                                                June 30, 2006(1)       2005        2004        2003       2002(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                               $10.42           $10.52      $10.54      $10.58      $10.00
                                                                   ------           ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                               0.29             0.36        0.36        0.36        0.15
 Realized and Unrealized Gains (Losses) on Investments              (0.25)           (0.06)       0.07       (0.03)       0.59
                                                                   ------           ------      ------      ------      ------
 Total From Investment Operations                                    0.04             0.30        0.43        0.33        0.74
                                                                   ------           ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                             (0.28)           (0.36)      (0.35)      (0.37)      (0.16)
 Distributions (from net realized gains)                            (0.01)           (0.04)      (0.10)         --          --
                                                                   ------           ------      ------      ------      ------
 Total Distributions                                                (0.29)           (0.40)      (0.45)      (0.37)      (0.16)
                                                                   ------           ------      ------      ------      ------
Net Asset Value, End of Period                                     $10.17           $10.42      $10.52      $10.54      $10.58
                                                                   ======           ======      ======      ======      ======
Total Return(3)                                                      0.40%            2.86%       4.16%       3.22%       7.42%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                    $  841           $  988      $1,200      $  849      $  453
Ratio of Expenses to Average Net Assets                              0.75%            0.75%       0.75%       0.75%       0.75%
Ratio of Net Investment Income to Average Net Assets                 3.60%            3.41%       3.43%       3.52%       3.25%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.28%            1.11%       1.08%       1.09%       1.23%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                 3.07%            3.05%       3.10%       3.18%       2.77%
Portfolio Turnover Rate                                                11%              13%         19%         22%          3%
-------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                              39
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

OHIO TAX FREE FUND (CONTINUED)



                                                               Fiscal period
                                                                   ended                 Fiscal period ended September 30,
CLASS C SHARES                                                June 30, 2006(1)       2005        2004        2003       2002(2)
-------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $ 10.32           $10.41      $10.44      $10.57      $10.00
                                                                  -------           ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                               0.25             0.32        0.29        0.32        0.13
 Realized and Unrealized Gains (Losses) on Investments              (0.26)           (0.05)       0.09       (0.12)       0.58
                                                                  -------           ------      ------      ------      ------
 Total From Investment Operations                                   (0.01)            0.27        0.38        0.20        0.71
                                                                  -------           ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                             (0.25)           (0.32)      (0.31)      (0.33)      (0.14)
 Distributions (from net realized gains)                            (0.01)           (0.04)      (0.10)         --          --
                                                                  -------           ------      ------      ------      ------
 Total Distributions                                                (0.26)           (0.36)      (0.41)      (0.33)      (0.14)
                                                                  -------           ------      ------      ------      ------
Net Asset Value, End of Period                                    $ 10.05           $10.32      $10.41      $10.44      $10.57
                                                                  =======           ======      ======      ======      ======
Total Return(3)                                                     (0.08)%           2.58%       3.69%       1.95%       7.13%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $   209           $  174      $  120      $  215      $    1
Ratio of Expenses to Average Net Assets                              1.15%            1.15%       1.15%       1.15%       1.15%
Ratio of Net Investment Income to Average Net Assets                 3.22%            3.01%       3.03%       3.08%       3.01%
Ratio of Expenses to Average Net Assets (excluding waivers)          2.03%            1.86%       1.83%       1.84%       1.98%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                 2.34%            2.30%       2.35%       2.39%       2.18%
Portfolio Turnover Rate                                                11%              13%         19%         22%          3%
-------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.

(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                              Fiscal period
                                                                  ended                  Fiscal period ended September 30,
CLASS Y SHARES                                               June 30, 2006(1)       2005         2004         2003        2002(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                             $ 10.43           $ 10.53      $ 10.55      $ 10.57      $ 10.00
                                                                 -------           -------      -------      -------      -------
Investment Operations:
 Net Investment Income                                              0.30              0.38         0.38         0.39         0.16
 Realized and Unrealized Gains (Losses) on Investments             (0.25)            (0.05)        0.07        (0.02)        0.58
                                                                 -------           -------      -------      -------      -------
 Total From Investment Operations                                   0.05              0.33         0.45         0.37         0.74
                                                                 -------           -------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)                            (0.30)            (0.39)       (0.37)       (0.39)       (0.17)
 Distributions (from net realized gains)                           (0.01)            (0.04)       (0.10)          --           --
                                                                 -------           -------      -------      -------      -------
 Total Distributions                                               (0.31)            (0.43)       (0.47)       (0.39)       (0.17)
                                                                 -------           -------      -------      -------      -------
Net Asset Value, End of Period                                   $ 10.17           $ 10.43      $ 10.53      $ 10.55      $ 10.57
                                                                 =======           =======      =======      =======      =======
Total Return(3)                                                     0.49%             3.12%        4.42%        3.65%        7.41%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                  $40,606           $41,104      $39,240      $39,465      $38,083
Ratio of Expenses to Average Net Assets                             0.50%             0.50%        0.50%        0.50%        0.50%
Ratio of Net Investment Income to Average Net Assets                3.85%             3.66%        3.68%        3.78%        3.74%
Ratio of Expenses to Average Net Assets (excluding waivers)         1.03%             0.86%        0.82%        0.84%        0.98%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                3.32%             3.30%        3.36%        3.44%        3.26%
Portfolio Turnover Rate                                               11%               13%          19%          22%           3%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.



(2)Commenced operations on April 30, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.



(3)Total return would have been lower had certain expenses not been waived.



                              40
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

TAX FREE FUND(1)


                                                 Fiscal period
                                                     ended                         Fiscal period ended September 30,
CLASS A SHARES                                  June 30, 2006(2)       2005         2004         2003         2002        2001(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $ 11.10          $ 11.18      $ 11.28      $ 11.44      $ 10.99      $ 10.53
                                                     -------          -------      -------      -------      -------      -------
Income From Investment Operations:
 Net Investment Income                                  0.35             0.47         0.47         0.47         0.47         0.42
 Realized and Unrealized Gains (Losses) on
  Investments                                          (0.20)            0.03         0.02        (0.03)        0.44         0.43
                                                     -------          -------      -------      -------      -------      -------
 Total From Investment Operations                       0.15             0.50         0.49         0.44         0.91         0.85
                                                     -------          -------      -------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)                (0.35)           (0.47)       (0.48)       (0.47)       (0.46)       (0.39)
 Distributions (from net realized gains)               (0.04)           (0.11)       (0.11)       (0.13)          --           --
                                                     -------          -------      -------      -------      -------      -------
 Total Distributions                                   (0.39)           (0.58)       (0.59)       (0.60)       (0.46)       (0.39)
                                                     -------          -------      -------      -------      -------      -------
Net Asset Value, End of Period                       $ 10.86          $ 11.10      $ 11.18      $ 11.28      $ 11.44      $ 10.99
                                                     =======          =======      =======      =======      =======      =======
Total Return(4)                                         1.37%            4.51%        4.45%        4.06%        8.56%        8.22%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $36,519          $38,205      $40,156      $42,942      $43,708      $48,769
Ratio of Expenses to Average Net Assets                 0.95%            0.95%        0.95%        0.95%        0.95%        1.16%
Ratio of Net Investment Income to Average
 Net Assets                                             4.28%            4.20%        4.18%        4.21%        4.20%        4.27%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                    1.06%            1.06%        1.05%        1.05%        1.02%        1.18%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                         4.17%            4.09%        4.08%        4.11%        4.13%        4.25%
Portfolio Turnover Rate                                   13%               8%          23%          23%          39%           3%
---------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to September 24, 2001 are those of the Firstar National Municipal Bond Fund, which merged into the Tax Free Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                     Fiscal period
                                                         ended                       Fiscal period ended September 30,
CLASS C SHARES                                      June 30, 2006(2)       2005        2004        2003        2002       2001(3)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                     $11.05           $11.13      $11.24      $11.40      $10.96      $10.93
                                                         ------           ------      ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                     0.32             0.42        0.43        0.42        0.42        0.01
 Realized and Unrealized Gains (Losses) on
  Investments                                             (0.20)            0.03          --       (0.02)       0.45        0.02
                                                         ------           ------      ------      ------      ------      ------
 Total From Investment Operations                          0.12             0.45        0.43        0.40        0.87        0.03
                                                         ------           ------      ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                   (0.32)           (0.42)      (0.43)      (0.43)      (0.43)         --
 Distributions (from net realized gains)                  (0.04)           (0.11)      (0.11)      (0.13)         --          --
                                                         ------           ------      ------      ------      ------      ------
 Total Distributions                                      (0.36)           (0.53)      (0.54)      (0.56)      (0.43)         --
                                                         ------           ------      ------      ------      ------      ------
Net Asset Value, End of Period                           $10.81           $11.05      $11.13      $11.24      $11.40      $10.96
                                                         ======           ======      ======      ======      ======      ======
Total Return(4)                                            1.06%            4.13%       3.92%       3.67%       8.14%       0.27%
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                          $2,210           $2,712      $2,682      $4,880      $6,199      $4,494
Ratio of Expenses to Average Net Assets                    1.35%            1.35%       1.35%       1.35%       1.35%       1.04%
Ratio of Net Investment Income to Average Net
 Assets                                                    3.87%            3.80%       3.77%       3.81%       3.82%       5.61%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                       1.81%            1.81%       1.80%       1.80%       1.77%       1.04%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                3.41%            3.34%       3.32%       3.36%       3.40%       5.61%
Portfolio Turnover Rate                                      13%               8%         23%         23%         39%          3%
---------------------------------------------------------------------------------------------------------------------------------



(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)Class C shares have been offered since September 24, 2001. All ratios for the period have been annualized, except total return and portfolio turnover.


(4)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.



                              41
                      Prospectus - First American Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED


TAX FREE FUND(1) (CONTINUED)




                                         Fiscal period
                                             ended                           Fiscal period ended September 30,
CLASS Y SHARES                          June 30, 2006(2)        2005          2004          2003          2002        2001(3)
------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of
 Period                                     $  11.11          $  11.19      $  11.29      $  11.45      $  11.00      $  10.53
                                            --------          --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income                          0.37              0.50          0.50          0.50          0.49          0.44
 Realized and Unrealized Gains
  (Losses) on Investments                      (0.20)             0.02          0.01         (0.03)         0.45          0.45
                                            --------          --------      --------      --------      --------      --------
 Total From Investment Operations               0.17              0.52          0.51          0.47          0.94          0.89
                                            --------          --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment
  income)                                      (0.37)            (0.49)        (0.50)        (0.50)        (0.49)        (0.42)
 Distributions (from net realized
  gains)                                       (0.04)            (0.11)        (0.11)        (0.13)           --            --
                                            --------          --------      --------      --------      --------      --------
 Total Distributions                           (0.41)            (0.60)        (0.61)        (0.63)        (0.49)        (0.42)
                                            --------          --------      --------      --------      --------      --------
Net Asset Value, End of Period              $  10.87          $  11.11      $  11.19      $  11.29      $  11.45      $  11.00
                                            ========          ========      ========      ========      ========      ========
Total Return(4)                                 1.57%             4.77%         4.71%         4.31%         8.84%         8.59%

RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (000)             $455,910          $436,303      $416,651      $460,634      $497,140      $501,361
Ratio of Expenses to Average Net
 Assets                                         0.70%             0.70%         0.70%         0.70%         0.70%         0.73%
Ratio of Net Investment Income to
 Average Net Assets                             4.53%             4.45%         4.43%         4.46%         4.47%         4.32%
Ratio of Expenses to Average Net
 Assets (excluding waivers)                     0.81%             0.81%         0.80%         0.80%         0.77%         0.74%
Ratio of Net Investment Income to
 Average Net Assets (excluding
 waivers)                                       4.42%             4.34%         4.33%         4.36%         4.40%         4.31%
Portfolio Turnover Rate                           13%                8%           23%           23%           39%            3%
------------------------------------------------------------------------------------------------------------------------------


(1)The financial highlights prior to September 24, 2001 are those of the Firstar National Municipal Bond Fund, which merged into the Tax Free Fund on that date.


(2)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(3)For the period November 1, 2000 to September 30, 2001. Effective in 2001, the fund's fiscal year end was changed from October 31 to September 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(4)Total return would have been lower had certain expenses not been waived.


                              42
                      Prospectus - First American Tax Free Income Funds

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION



More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:



    ANNUAL AND SEMIANNUAL REPORTS



    Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.



    STATEMENT OF ADDITIONAL INFORMATION (SAI)



    The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).



You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.



Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.



SEC file number:  811-05309                                       PROTXFR  10/06

--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

October 30, 2006

                   PROSPECTUS
                            First American Investment Funds, Inc.
                            ASSET CLASS - BOND FUNDS

SHORT & INTERMEDIATE
TAX FREE INCOME FUNDS

Class A and Class Y Shares

CALIFORNIA INTERMEDIATE TAX FREE FUND

COLORADO INTERMEDIATE TAX FREE FUND
INTERMEDIATE TAX FREE FUND
MINNESOTA INTERMEDIATE TAX FREE FUND
OREGON INTERMEDIATE TAX FREE FUND
SHORT TAX FREE FUND

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.

(FIRST AMERICAN FUNDS LOGO)

TABLE OF
CONTENTS


FUND SUMMARIES
    Objectives, Principal Investment Strategies, and
      Principal Risks                                                  2
    California Intermediate Tax Free Fund                              4
    Colorado Intermediate Tax Free Fund                                5
    Intermediate Tax Free Fund                                         6
    Minnesota Intermediate Tax Free Fund                               7
    Oregon Intermediate Tax Free Fund                                  8
    Short Tax Free Fund                                                9
    Fees and Expenses                                                 10
MORE ABOUT THE FUNDS
    Investment Strategies and Other Investment Matters                12
POLICIES AND SERVICES
    Purchasing, Redeeming, and Exchanging Shares                      13
    Managing Your Investment                                          23
ADDITIONAL INFORMATION
    Management                                                        25
    Financial Highlights                                              27
FOR MORE INFORMATION                                          Back Cover

Fund Summaries

Introduction

          This section of the prospectus describes the objectives of the First American Short & Intermediate Tax Free Funds, summarizes the principal investment strategies used by each fund in trying to achieve its objective, and highlights the risks involved with these strategies. It also provides you with information about the performance, fees, and expenses of the funds.

          AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
          GOVERNMENT AGENCY.


          THIS PROSPECTUS AND THE RELATED STATEMENT OF ADDITIONAL INFORMATION (SAI) DO NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES IN THE FUNDS, NOR SHALL ANY SUCH SHARES BE OFFERED OR SOLD TO ANY PERSON IN ANY JURISDICTION IN WHICH AN OFFER, SOLICITATION, PURCHASE, OR SALE WOULD BE UNLAWFUL UNDER THE SECURITIES LAWS OF SUCH JURISDICTION.



                              1
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Fund Summaries

Objectives, Principal Investment Strategies, and Principal Risks



This section summarizes the investment objectives and principal strategies and risks of investing in First American Short & Intermediate Tax Free Funds. California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund and Oregon Intermediate Tax Free Fund are referred to in this prospectus as "state-specific funds." You will find more specific information about each fund in the pages that follow.



INVESTMENT OBJECTIVES



The funds have the following investment objectives:



STATE-SPECIFIC FUNDS -- providing current income that is exempt from both federal income tax and from the income tax of the state specified in the fund's name, to the extent consistent with preservation of capital.



INTERMEDIATE TAX FREE FUND -- providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.



SHORT TAX FREE FUND -- providing current income that is exempt from federal income tax to the extent consistent with preservation of capital.



PRINCIPAL INVESTMENT STRATEGIES



Under normal market conditions, each fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal and, for the state-specific funds, applicable state income tax, including federal and, for the state-specific funds (except Oregon Intermediate Tax Free Fund), state alternative minimum tax.



Each fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to federal and, for the state-specific funds (except Oregon Intermediate Tax Free Fund), applicable state alternative minimum tax.



Each fund may invest in:


- "general obligation" bonds;

- "revenue" bonds;


- participation interests in municipal leases; and



- zero coupon municipal securities.


Each fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund's advisor. However, each fund may invest up to 5% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as "high-yield" securities or "junk bonds"). Each fund will not invest in securities rated lower than B- at the time of purchase or in unrated securities of equivalent quality. If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so. Each fund's investments in high yield securities (rated and unrated) and investment-grade quality unrated securities will not exceed, in the aggregate, 25% of the fund's total assets (not including unrated securities that have been pre-refunded with U.S. Government securities and U.S. Government agency securities).

Each fund, other than Short Tax Free Fund, will attempt to maintain the weighted average maturity of its portfolio securities at three to ten years under normal market conditions. Short Tax Free Fund will attempt to maintain the average effective duration of its portfolio securities at 3 1/2 years or less under normal market conditions. The fund's effective duration is a measure of how the fund may react to interest rate changes. See "More About the Funds" for a discussion of effective duration.


The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund's portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.


PRINCIPAL RISKS


The price and yield of each fund will change daily due to changes in interest rates and other factors, which means you could lose money. The principal risks of investing in these funds are described below:



Active Management Risk.   Each fund is actively managed and its performance
therefore will reflect in part the advisor's ability to make investment decisions which are suited to achieving the fund's investment objective. Due to its active management, a fund could underperform its benchmark or other mutual funds with similar investment objectives.



Call Risk.   Many municipal bonds may be redeemed at the option of the issuer, or "called," before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income.



Credit Risk.   Each fund is subject to the risk that the issuers of debt
securities held by the fund will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a



                              2
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Fund Summaries

Objectives, Principal Investment Strategies, and Principal Risks continued



change in the credit quality rating of a bond could affect the bond's liquidity and make it more difficult for the fund to sell. In adverse economic or other circumstances, issuers of lower rated securities are more likely to have difficulty making principal and interest payments than issuers of higher rated securities. When a fund purchases unrated securities, it will depend on the advisor's analysis of credit risk without the assessment of an independent rating organization, such as Moody's or Standard & Poor's.



Futures Risk.   The use of futures contracts exposes a fund to additional risks and transaction costs. Risks inherent in the use of futures contracts include: the risk that securities prices, index prices, or interest rates will not move in the direction that the advisor anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the fund's initial investment in that futures contract; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses futures contracts and the advisor's judgment proves incorrect, the fund's performance could be worse than if it had not used these instruments.



Income Risk.   Each fund's income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see "Call Risk" above), in lower-yielding securities.



Interest Rate Risk.   Debt securities in the funds will fluctuate in value with
changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. Each fund may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall.



Municipal Lease Obligations Risk.   Each fund may purchase participation
interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and the fund might not recover the full principal amount of the obligation.



Non-Diversification Risk.   Each fund other than Intermediate Tax Free Fund and
Short Tax Free Fund is non-diversified fund. A non-diversified fund may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, the fund's portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified fund.



Political and Economic Risks.   The values of municipal securities may be
adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state. The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.



                              3
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Fund Summaries
California Intermediate Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)

       5.82%      (0.90)%      9.63%       4.47%       8.36%       3.74%       3.53%       2.35%
       1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002     4.74%
     Worst Quarter:
     Quarter ended  June 30, 2004         (1.96)%


AVERAGE ANNUAL TOTAL RETURNS                                   Inception                                        Since
AS OF 12/31/05                                                      Date      One Year      Five Years      Inception
---------------------------------------------------------------------------------------------------------------------
California Intermediate Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                   8/8/97        0.05%            3.98%          4.42%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (0.02)%           3.91%          4.37%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                  1.36%            3.96%          4.36%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                   8/8/97        2.59%            4.61%          4.80%
---------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                            1.72%            5.13%          5.14%
---------------------------------------------------------------------------------------------------------------------
Lipper California Intermediate Municipal Debt Funds Category
Average(3)
(reflects no deduction for sales charges or taxes)                              1.56%            4.03%          4.47%



(1)Total return for the period from 1/1/06 through 9/30/06 was 3.17%.



(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.


(3)Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation in California. The since inception performance of the average is calculated from 8/31/97.


                              4
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Fund Summaries
Colorado Intermediate Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)

       3.86%       7.07%       5.44%      (1.58)%      8.52%       5.59%       8.70%       4.09%       2.98%       1.91%
       1996        1997        1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002     3.85%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.16)%

AVERAGE ANNUAL TOTAL RETURNS                                   Inception
AS OF 12/31/05                                                      Date      One Year      Five Years      Ten Years
---------------------------------------------------------------------------------------------------------------------
Colorado Intermediate Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                   4/4/94       (0.37)%           4.16%          4.38%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (0.47)%           4.11%          4.33%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                  1.24%            4.15%          4.36%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                   4/4/94        2.06%            4.75%          4.66%
---------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                            1.72%            5.13%          5.26%
---------------------------------------------------------------------------------------------------------------------
Lipper Other States Intermediate Municipal Debt Funds
Category Average(3)
(reflects no deduction for sales charges or taxes)                              1.45%            4.03%          4.16%


(1)Total return for the period from 1/1/06 through 9/30/06 was 2.97%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

(3)Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis.


                              5
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Fund Summaries
Intermediate Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)

       3.72%       6.79%       5.38%      (1.46)%      8.84%       4.83%       9.02%       4.28%       2.95%       2.20%
       1996        1997        1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002     4.30%
     Worst Quarter:
     Quarter ended  June 30, 2004         (2.10)%

AVERAGE ANNUAL TOTAL RETURNS                                   Inception
AS OF 12/31/05(1)                                                   Date      One Year      Five Years      Ten Years
---------------------------------------------------------------------------------------------------------------------
Intermediate Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                 12/22/87       (0.15)%           4.15%          4.38%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (0.18)%           4.12%          4.31%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                  1.34%            4.14%          4.33%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                   2/4/94        2.35%            4.75%          4.68%
---------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                            1.72%            5.13%          5.26%
---------------------------------------------------------------------------------------------------------------------
Lipper Intermediate Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                              1.62%            4.32%          4.57%


(1)Total return for the period from 1/1/06 through 9/30/06 was 3.10%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

(3)Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years.


                              6
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Fund Summaries
Minnesota Intermediate Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)

       3.82%       6.74%       5.34%      (1.26)%      8.75%       4.74%       8.23%       3.99%       3.02%       2.14%
       1996        1997        1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002     3.79%
     Worst Quarter:
     Quarter ended  June 30, 2004         (1.77)%

AVERAGE ANNUAL TOTAL RETURNS                                   Inception
AS OF 12/31/05                                                      Date      One Year      Five Years      Ten Years
---------------------------------------------------------------------------------------------------------------------
Minnesota Intermediate Tax Free Fund
---------------------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                  2/25/94       (0.18)%           3.93%          4.28%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                (0.28)%           3.87%          4.22%
---------------------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                  1.33%            3.93%          4.25%
---------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                  2/25/94        2.31%            4.53%          4.53%
---------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                            1.72%            5.13%          5.26%
---------------------------------------------------------------------------------------------------------------------
Lipper Other States Intermediate Municipal Debt Funds
Category Average(3)
(reflects no deduction for sales charges or taxes)                              1.45%            4.03%          4.16%


(1)Total return for the period from 1/1/06 through 9/30/06 was 3.05%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.

(3)Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis.


                              7
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Fund Summaries
Oregon Intermediate Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class Y shares has varied from year to year. The performance of Class A shares will be lower due to their higher expenses.



The table compares the performance for each share class of the fund over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns before taxes. For Class Y shares, the table includes returns both before and after taxes. After-tax returns for Class A shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS Y)(1,2)

                                  (BAR CHART)

       3.31%       7.06%       5.36%      (1.50)%      8.76%       4.38%       8.61%       4.40%       2.89%       1.79%
       1996        1997        1998        1999        2000        2001        2002        2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2002     4.14%
     Worst Quarter:
     Quarter ended  June 30, 2004         (1.96)%

                                                                                                                          Since
AVERAGE ANNUAL TOTAL RETURNS                                Inception                                                   Inception
AS OF 12/31/05(2)                                                Date      One Year      Five Years      Ten Years      (Class A)
---------------------------------------------------------------------------------------------------------------------------------
Oregon Intermediate Tax Free Fund
  Class A (return before taxes)                                2/1/99       (0.64)%           4.39%            N/A          3.64%
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                              10/31/86        1.79%            4.39%          4.46%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions)                              1.73%            4.33%          4.39%            N/A
---------------------------------------------------------------------------------------------------------------------------------
  Class Y (return after taxes on distributions and sale
  of fund shares)                                                            2.57%            4.34%          4.40%            N/A
---------------------------------------------------------------------------------------------------------------------------------
Lehman 7-Year Municipal Bond Index(3)
(reflects no deduction for fees, expenses, or taxes)                         1.72%            5.13%          5.26%          4.75%
---------------------------------------------------------------------------------------------------------------------------------
Lipper Other States Intermediate Municipal Debt Funds
Category Average(4)
(reflects no reduction for sales charges or taxes)                           1.45%            4.03%          4.16%          3.69%


(1)Total return for the period from 1/1/06 through 9/30/06 was 2.69%.


(2)Performance prior to 8/8/97 is that of Oregon Municipal Bond Trust Fund, a predecessor common trust fund. On 8/8/97, substantially all of the assets of Oregon Municipal Bond Trust Fund were transferred into Oregon Intermediate Tax Free Fund. The objectives, policies, and guidelines of the two funds were, in all material respects, identical. Oregon Municipal Bond Trust Fund's performance is adjusted to reflect Oregon Intermediate Tax Free Fund's Class Y share fees and expenses, before any fee waivers. Oregon Municipal Bond Trust Fund was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that might have adversely affected performance.


(3)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between six and eight years.


(4)Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years that are exempt from taxation on a specified state basis. The since inception performance of the average is calculated from 1/31/99.


                              8
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Fund Summaries
Short Tax Free Fund


FUND PERFORMANCE



The following illustrations provide you with information on the fund's volatility and performance. Of course, the fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.



The bar chart shows you how performance of the fund's Class A shares has varied from year to year. The performance of Class Y shares will be higher due to their lower expenses. Sales charges are not reflected in the chart; if they were, returns would be lower.



The table compares the performance for each share class of the fund over different time periods, before and after taxes, to that of the fund's benchmark index, which is a broad measure of market performance, and to an index of funds with similar investment strategies. The performance information reflects sales charges and fund expenses; the benchmark is unmanaged, has no expenses, and is unavailable for investment. For Class A shares, the table includes returns both before and after taxes. For Class Y shares, the table only includes returns before taxes. After-tax returns for Class Y shares will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.


Both the chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers in effect. If these fee waivers were not in place, performance would be reduced.

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR (CLASS A)(1)

                                  (BAR CHART)

       2.25%       1.00%       0.79%
       2003        2004        2005

     Best Quarter:
     Quarter ended  September 30, 2004     1.55%
     Worst Quarter:
     Quarter ended  June 30, 2004         (1.37)%


AVERAGE ANNUAL TOTAL RETURNS                                      Inception                        Since
AS OF 12/31/05                                                         Date      One Year      Inception
--------------------------------------------------------------------------------------------------------
Short Tax Free Fund
--------------------------------------------------------------------------------------------------------
  Class A (return before taxes)                                    10/25/02       (1.49)%          1.26%
--------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions)                                   (1.49)%          1.22%
--------------------------------------------------------------------------------------------------------
  Class A (return after taxes on distributions and sale of
  fund shares)                                                                    (0.07)%          1.45%
--------------------------------------------------------------------------------------------------------
  Class Y (return before taxes)                                    10/25/02         0.95%          2.13%
--------------------------------------------------------------------------------------------------------
Lehman 3-Year Municipal Bond Index(2)
(reflects no deduction for fees, expenses, or taxes)                                0.86%          2.42%
--------------------------------------------------------------------------------------------------------
Lipper Short Municipal Debt Funds Category Average(3)
(reflects no deduction for sales charges or taxes)                                  1.42%          1.68%



(1)Total return for the period from 1/1/06 through 9/30/06 was 2.30%.


(2)An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.

(3)Represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years. The since inception performance of the average is calculated from 10/31/02.


                              9
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Fund Summaries
Fees and Expenses


The tables below describe the fees and expenses that you may pay if you buy and hold shares of the funds.



------------------------------------------------------------------------------------------
SHAREHOLDER FEES
(fees paid directly from your investment)                         Class A(1)      Class Y
------------------------------------------------------------------------------------------
  MAXIMUM SALES CHARGE (LOAD) IMPOSED ON PURCHASES
  (as a percentage of offering price)                                 2.25%           None
  MAXIMUM DEFERRED SALES CHARGE (LOAD)
  (as a percentage of original purchase price or redemption
  proceeds, whichever is less)                                        0.00%           None
  ANNUAL MAINTENANCE FEE
  only charged to accounts with balances below $500                     $50           None
----------------------------------------------------------------------------------------------


(1)Investors may qualify for reduced sales charges. Investments of $1 million or more on which no front-end sales charge is paid may be subject to a contingent deferred sales charge.


-----------------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from fund assets)
(as a percentage of average net assets)
-----------------------------------------------------------------------------------------------------------------------------
                                                                    Distribution and/or                       Total Annual
                                                    Management        Service (12b-1)         Other          Fund Operating
CLASS A                                                Fees               Fees(1)            Expenses         Expenses(2)
-----------------------------------------------------------------------------------------------------------------------------
  California Intermediate Tax Free Fund               0.50%                0.25%              0.52%              1.27%
  Colorado Intermediate Tax Free Fund                 0.50%                0.25%              0.60%              1.35%
  Intermediate Tax Free Fund                          0.50%                0.25%              0.28%              1.03%
  Minnesota Intermediate Tax Free Fund                0.50%                0.25%              0.32%              1.07%
  Oregon Intermediate Tax Free Fund                   0.50%                0.25%              0.37%              1.12%
  Short Tax Free Fund                                 0.50%                0.25%              0.32%              1.07%
---------------------------------------------------------------------------------------------------------------------------------


(1)The distributor is currently limiting its 12b-1 fees to 0.15%. This limitation may be terminated at any time.


(2)Total Annual Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total operating expenses, after waivers, do not exceed 0.85% for California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, and Oregon Intermediate Tax Free Fund, and 0.75% for Short Tax Free Fund.



-----------------------------------------------------------------------------------------------------------------------------
                                                                    Distribution and/or                       Total Annual
                                                    Management        Service (12b-1)         Other          Fund Operating
CLASS Y                                                Fees                Fees              Expenses         Expenses(1)
-----------------------------------------------------------------------------------------------------------------------------
  California Intermediate Tax Free Fund               0.50%                None               0.52%              1.02%
  Colorado Intermediate Tax Free Fund                 0.50%                None               0.60%              1.10%
  Intermediate Tax Free Fund                          0.50%                None               0.28%              0.78%
  Minnesota Intermediate Tax Free Fund                0.50%                None               0.32%              0.82%
  Oregon Intermediate Tax Free Fund                   0.50%                None               0.37%              0.87%
  Short Tax Free Fund                                 0.50%                None               0.32%              0.82%
---------------------------------------------------------------------------------------------------------------------------------



(1)Total Annual Operating Expenses are based on the funds' most recently completed fiscal year, absent any expense reimbursements or fee waivers, restated to reflect current fees. The advisor intends to voluntarily waive fees and reimburse other fund expenses through at least June 30, 2007 so that total operating expenses, after waivers, do not exceed 0.70% for California Intermediate Tax Free Fund, Colorado Intermediate Tax Free Fund, Intermediate Tax Free Fund, Minnesota Intermediate Tax Free Fund, and Oregon Intermediate Tax Free Fund, and 0.60% for Short Tax Free Fund.



                              10
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Fund Summaries
Fees and Expenses CONTINUED


EXAMPLES These examples are intended to help you compare the cost of investing in each fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 for the time periods indicated, that your investment has a 5% return each year, and that each fund's operating expenses remain the same. Although your actual costs and returns may differ, based on these assumptions your costs would be:



CLASS A                                                        One Year      Three Years      Five Years      Ten Years
---------------------------------------------------------------------------------------------------------------------------
  California Intermediate Tax Free Fund                            $351             $619            $906         $1,724
---------------------------------------------------------------------------------------------------------------------------
  Colorado Intermediate Tax Free Fund                              $359             $643            $948         $1,812
---------------------------------------------------------------------------------------------------------------------------
  Intermediate Tax Free Fund                                       $328             $545            $781         $1,456
---------------------------------------------------------------------------------------------------------------------------
  Minnesota Intermediate Tax Free Fund                             $332             $558            $802         $1,501
---------------------------------------------------------------------------------------------------------------------------
  Oregon Intermediate Tax Free Fund                                $337             $573            $828         $1,557
---------------------------------------------------------------------------------------------------------------------------
  Short Tax Free Fund                                              $332             $558            $802         $1,501



CLASS Y                                                        One Year      Three Years      Five Years      Ten Years
---------------------------------------------------------------------------------------------------------------------------
  California Intermediate Tax Free Fund                            $104             $325            $563         $1,248
---------------------------------------------------------------------------------------------------------------------------
  Colorado Intermediate Tax Free Fund                              $112             $350            $606         $1,340
---------------------------------------------------------------------------------------------------------------------------
  Intermediate Tax Free Fund                                        $80             $249            $433           $966
---------------------------------------------------------------------------------------------------------------------------
  Minnesota Intermediate Tax Free Fund                              $84             $262            $455         $1,014
---------------------------------------------------------------------------------------------------------------------------
  Oregon Intermediate Tax Free Fund                                 $89             $278            $482         $1,073
---------------------------------------------------------------------------------------------------------------------------
  Short Tax Free Fund                                               $84             $262            $455         $1,014



                              11
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

More About the Funds

Investment Strategies and Other Investment Matters


OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objective changes, you will be notified at least 60 days in advance. Please remember, there is no guarantee that any fund will achieve its objective.

INVESTMENT STRATEGIES

The funds' principal investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. This section provides more information about some of the funds' principal and non-principal investment strategies. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information
(SAI). For a copy of the SAI, call Investor Services at 800 677-FUND.

Investment Approach.   In selecting securities for the funds, fund managers
first determine their economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the fund managers evaluate factors such as credit quality, yield, maturity, liquidity, and portfolio diversification. In the case of Intermediate Tax Free Fund and Short Tax Free Fund, geographical diversification is also a factor. Fund managers conduct research on potential and current holdings in the funds to determine whether a fund should purchase or retain a security. This is a continuing process the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the funds.

Municipal Securities.   Municipal securities are issued to finance public
infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities.

The funds may invest in municipal securities such as "general obligation" bonds, "revenue" bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities.

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become "refunded" when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

Effective Duration.   Short Tax Free Fund attempts to maintain the average
effective duration of its portfolio securities at 3 1/2 years or less under normal market conditions. Effective duration, one measure of interest rate risk, measures how much the value of a security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price to changes in interest rates. For example, if interest rates were to increase by one percentage point, the market value of a bond with an effective duration of three years would decrease by 3%, with all other factors being constant. However, all other factors are rarely constant. Effective duration is based on assumptions and subject to a number of limitations. It is most useful when interest rate changes are small, rapid, and occur equally in short-term and long-term securities.

Ratings.   The funds have investment strategies requiring them to invest in municipal securities that have received a particular rating from a rating service such as Moody's or Standard & Poor's. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a fund may invest in securities rated as low as B, the fund may invest in securities rated B-.

Temporary Investments.   In an attempt to respond to adverse market, economic,
political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. These investments may include money market funds advised by the funds' advisor. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

Portfolio Turnover.   Fund managers may trade securities frequently, resulting,
from time to time, in an annual portfolio turnover rate of over 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities. The "Financial Highlights" section of this prospectus shows each fund's historical portfolio turnover rate.


DISCLOSURE OF PORTFOLIO HOLDINGS


A description of the funds' policies and procedures with respect to the disclosure of each fund's portfolio securities is available in the funds' SAI.


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Purchasing, Redeeming, and Exchanging Shares



GENERAL



You may purchase, redeem, or exchange shares of the funds on any day when the New York Stock Exchange (NYSE) is open, except that shares cannot be purchased by wire transfer on days that federally chartered banks are closed. Purchases, redemptions and exchanges may be restricted in the event of an early or unscheduled close of the NYSE.



The funds have authorized certain investment professionals and financial institutions ("financial intermediaries") to accept purchase, redemption, or exchange orders on their behalf. Your purchase or redemption price will be based on that day's net asset value (NAV) per share if your order is received by the funds or an authorized financial intermediary in proper form prior to the time the funds calculate their NAV. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Calculating Net Asset Value" below. Contact your financial intermediary to determine the time by which it must receive your order to be assured same day processing. To make sure your order is in proper form, you must follow the instructions set forth below under "Purchase, Redemption and Exchange Procedures."



Some financial intermediaries may charge a transaction-based fee for helping you purchase, redeem or exchange shares or an asset-based fee. Contact your financial intermediary for more information. No such fee will be imposed if you purchase shares directly from the funds.



The funds may be offered only to persons in the United States. This prospectus should not be considered a solicitation or offering of fund shares outside the United States.



CHOOSING A SHARE CLASS



The funds issue their shares in two classes -- Class A and Class Y shares -- with each class having a different cost structure. As noted below, only certain eligible investors can purchase Class Y shares of the funds, whereas Class A shares are generally available to investors. You should decide which share class best suits your needs.



Eligibility to Invest in Class Y Shares



CLASS Y SHARES are offered to group retirement plans and to certain persons who are charged fees for advisory, investment, consulting or similar services by a financial intermediary or other service provider. Such persons may include, but are not limited to, individuals, corporations, and endowments.



Class Share Overview



                                                                          Contingent Deferred
                                                        Front-End Sales      Sales Charge         Annual 12b-1 Fees
                                                         Charge (FESC)          (CDSC)          (as a % of net assets)
----------------------------------------------------------------------------------------------------------------------
Class A                                                   2.25%(1)            0.00%(2)                  0.25%
Class Y                                                    None               None                  None
----------------------------------------------------------------------------------------------------------------------



(1)The FESC is reduced for larger purchases. See "Determining Your Share Price -- Class A Shares" below.


(2)Class A share investments of $1 million or more on which no FESC is paid may be subject to a 1% CDSC.



Class Y shares are generally a better choice than Class A shares if you are eligible to purchase this share class.



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DETERMINING YOUR SHARE PRICE



Class A Shares



Your purchase price for Class A shares is typically the net asset value of your shares, plus a front-end sales charge. Sales charges vary depending on the amount of your purchase. The sales charge you pay may differ slightly from the amount set forth below because of rounding that occurs in the calculation used to determine your sales charge.



                                                                        Sales Charge
                                                              ---------------------------------
                                                                As a %                 As a %
                                                                  of                   of Net
                                                               Offering                Amount
Purchase Amount                                                  Price                Invested
-----------------------------------------------------------------------------------------------
Less than $50,000                                                2.25%                 2.30%
$50,000 - $99,999                                                2.00%                 2.04%
$100,000 - $249,999                                              1.75%                 1.78%
$250,000 - $499,999                                              1.25%                 1.27%
$500,000 - $999,999                                              1.00%                 1.01%
$1 million and over                                              0.00%                 0.00%



Reducing Your Sales Charge on Class A Shares.   As shown in the preceding table,
larger purchases of Class A shares reduce the percentage sales charge you pay. In determining whether you are entitled to pay a reduced sales charge, you may aggregate certain other purchases with your current purchase, as follows.



Prior Purchases. Prior purchases of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) will be factored into your sales charge calculation. You will receive credit for the current net asset value of the other Class A, Class B, and Class C shares you hold at the time of your purchase, including shares held in individual retirement, custodial or personal trust accounts. For example, let's say you're making a $10,000 investment and you already own other First American Fund Class A shares that are currently valued at $45,000. You will receive credit for the current value of these shares and your sales charge will be based on a total purchase amount of $55,000. If the current net asset value of your shares is less than their original purchase price, you may receive credit for their original purchase price instead, but only if you provide a written request to the funds and provide them with the records necessary to demonstrate the shares' purchase price.



Purchases by Related Accounts. Concurrent and prior purchases by certain other accounts of Class A, Class B, and Class C shares of any First American Fund (except a money market fund) also will be combined with your purchase to determine your sales charge. The fund will combine purchases made by you, your spouse or domestic partner, and your dependent children when it calculates the sales charge, including purchases in individual retirement, custodial and personal trust accounts.



Letter of Intent. If you plan to invest $50,000 or more over a 13-month period in Class A, Class B, or Class C shares of any First American Fund except the money market funds, you may reduce your sales charge for Class A purchases by signing a non-binding letter of intent. If you do not fulfill the letter of intent, you must pay the applicable sales charge. In addition, if you reduce your sales charge to zero under a letter of intent and then sell your Class A shares within 18 months of their purchase, you may be charged a contingent deferred sales charge of 1%. See "Class A Share Investments of Over $1 Million" below.



It is your responsibility to determine whether you are entitled to pay a reduced sales charge. The fund is not responsible for making this determination. To receive a reduced sales charge, you must notify the fund at the time of the purchase order that a quantity discount may apply to your current purchase. If you purchase shares by mail, you must notify the fund in writing. Otherwise, simply inform your financial intermediary or Investor Services if you are purchasing shares directly from the funds, and they will notify the fund.



You should provide your financial intermediary with information or records regarding any other accounts in which there are holdings eligible to be aggregated, including:



- all of your accounts at your financial intermediary.


- all of your accounts at any other financial intermediary.



- all accounts of any related party (such as a spouse or dependent child) held with any financial intermediary.



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You should keep the records necessary to demonstrate the purchase price of shares held in these accounts since neither the fund and its transfer agent nor your financial intermediary may have this information.



More information on these ways to reduce your sales charge appears in the SAI.



Purchasing Class A Shares Without a Sales Charge.   The following persons may
purchase a fund's Class A shares at net asset value without a sales charge:



- directors, advisory board members, full-time employees and retirees of the advisor and its affiliates.



- current and retired officers and directors of the funds.



- full-time employees of any broker-dealer authorized to sell fund shares.



- full-time employees of the fund's counsel.



- members of the immediate families of any of the foregoing (i.e., a spouse or domestic partner and any dependent children).



- persons who purchase the funds through "one-stop" mutual fund networks through which the funds are made available.



- persons participating in a fee-based program sponsored and maintained by a registered broker-dealer.



- trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.



- group retirement plans.



You must notify the funds or your financial intermediary if you are eligible to purchase Class A shares without a sales charge.



Reinvesting After a Redemption.   If you redeem Class A shares of a First
American Fund (except money market fund shares on which you have not paid a sales charge), you may reinvest in Class A shares of that fund or another First American fund within 180 days without a sales charge. To reinvest in Class A shares at net asset value (without paying a sales charge), you must notify the fund directly in writing or notify your financial intermediary.



Class A Share Investments of Over $1 Million. There is no initial sales charge on Class A share purchases of $1 million or more (including purchases that reach the $1 million level as a result of aggregating prior purchases and purchases by related accounts). However, your financial intermediary may receive a commission of up to 1% on your purchase. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months. The CDSC you pay may differ slightly from this amount because of rounding that occurs in the calculation used to determine your CDSC. To find out whether you will be assessed a CDSC, ask your financial intermediary.



The CDSC is based on the value of your shares at the time of purchase in the case of a partial redemption. If you redeem all of your shares, the CDSC is based on the value of your shares at the time of purchase or at the time of redemption, whichever is less. The charge does not apply to shares you acquired by reinvesting your dividend or capital gain distributions. To help lower your costs, Class A shares that are not subject to a CDSC will be redeemed first. The CDSC will be waived in the circumstances described below under "Waiving Contingent Deferred Sales Charges."



CDSCs on Class A share redemptions will be waived for:



- redemptions following the death or disability (as defined in the Internal Revenue Code) of a shareholder.



- redemptions that equal the minimum required distribution from an IRA or other retirement plan to a shareholder who has reached the age of 70 1/2.



- redemptions through a systematic withdrawal plan, at a rate of up to 12% a year of your account's value. The systematic withdrawal limit will be based on the market value of your account at the time of each withdrawal.



- redemptions required as a result of over-contribution to an IRA plan.



Additional Information on Reducing Sales Charges.   A link to information
regarding the funds' Class A sales charge breakpoints is available on the funds' web site at www.firstamericanfunds.com.



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Class Y Shares



Your purchase price for Class Y shares is their net asset value. This share class does not have a front-end sales charge or a CDSC.



12B-1 FEES



Each fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act that allows each fund to pay the fund's distributor an annual fee for the distribution and sale of its shares and/or for services provided to shareholders. Class A shares of the funds pay shareholder servicing fees equal, on an annual basis, to 0.25% of average daily net assets. The funds do not pay 12b-1 fees on Class Y shares. Because 12b-1 fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.



COMPENSATION PAID TO FINANCIAL INTERMEDIARIES



The funds' distributor receives any front-end sales charge or CDSC that you pay and any 12b-1 fees paid by the funds. From this revenue, the distributor will pay financial intermediaries for the services they provide. The funds' advisor and/or distributor may make additional payments to intermediaries from their own assets, as described below under "Additional Payments to Financial Intermediaries."



Sales Charge Reallowance



The distributor pays (or "reallows") a portion of the front-end sales charge on Class A shares to your financial intermediary, as follows:



                                                                 Maximum Reallowance
                                                                      as a % of
Purchase Amount                                                    Purchase Price
--------------------------------------------------------------------------------------
Less than $50,000                                                       2.00%
$50,000 - $99,999                                                       1.75%
$100,000 - $249,999                                                     1.50%
$250,000 - $499,999                                                     1.00%
$500,000 - $999,999                                                     0.75%
$1 million and over                                                     0.00%



Sales Commissions



There is no initial sales charge on Class A share purchases of $1 million or more; however, your financial intermediary may receive a commission of up to 1% on your purchase.



12b-1 Fees



The funds' distributor uses the 12b-1 shareholder servicing fee to compensate financial intermediaries for administrative services performed on behalf of the intermediaries' customers. These intermediaries receive shareholder servicing fees of 0.25% of a fund's Class A share average daily net assets attributable to shares sold through them. For Class A shares, the distributor begins to pay shareholder servicing fees to these intermediaries immediately after you purchase shares. The intermediaries continue to receive these fees for as long as you hold fund shares.



Additional Payments to Financial Intermediaries



The advisor and/or the distributor may pay additional compensation to financial intermediaries out of their own resources in connection with the sale or retention of fund shares and/or in exchange for sales and/or administrative services performed on behalf of the intermediaries' customers. The amount of these payments may be significant, and may create an incentive for an intermediary or its



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   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

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employees or associated persons to recommend or sell shares of the funds to you. These payments are not reflected in the fees and expenses listed in the "Fund Summaries" section of the prospectus because they are not paid by the funds.



These payments are negotiated and may be based on such factors as the number or value of shares that the financial intermediary sells or may sell; the value of the assets invested in the funds by the intermediary's customers; reimbursement of ticket or operational charges (fees that an intermediary charges its representatives for effecting transactions in fund shares); lump sum payment for services provided; the type and nature of services or support furnished by the intermediary; and/or other measures as determined from time to time by the advisor and/or distributor.



The advisor and/or distributor may make other payments or allow other promotional incentives to financial intermediaries to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain intermediaries also receive payments in recognition of sub-accounting, recordkeeping or other services they provide to shareholders or plan participants who invest in the fund or other First American Funds through their retirement plan.



You can ask your financial intermediary for information about any payments it receives from the advisor and/or the distributor and from the funds, and any services your intermediary provides, as well as about fees and/or commissions your intermediary charges. You can also find more details about payments made by the advisor, and/or the distributor in the funds' SAI.



PURCHASE, REDEMPTION, AND EXCHANGE PROCEDURES



To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.



As a result, when you open an account, we will ask for your name, permanent street address, date of birth, and social security or taxpayer identification number. Addresses containing a P.O. Box only will not be accepted. We may also ask for other identifying documents or information.



Purchasing Class A Shares



You can become a shareholder in any of the funds by making the following minimum initial or additional investments.



                                                               Minimum      Minimum
                                                               Initial     Additional
ACCOUNT TYPES                                                 Investment   Investment
-------------------------------------------------------------------------------------
Uniform Gift to Minors Act (UGMA)/
Uniform Transfers to Minors Act (UTMA) accounts                 $  500        $ 25
All other accounts                                              $1,000        $100



The funds have the right to waive these minimum investment requirements for shares offered through certain institutions and for employees of the funds' advisor and its affiliates. The funds also have the right to reject any purchase order.



By Phone. You can purchase shares by calling your financial intermediary, if they have a sales agreement with the funds' distributor. You can also place purchase orders of $100 or more by calling Investor Services at 800 677-FUND. Funds will be transferred electronically from your bank account through the Automated Clearing House (ACH) network. Before making a purchase by electronic funds transfer, you must submit a new account form to the funds and elect this option. Be sure to include all of your banking information on the form.



By Wire.   You can purchase shares by making a wire transfer from your bank.
Before making an initial investment by wire, you must submit a new account form to the funds. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next NAV calculated after the funds' custodian receives your payment by wire. Before making any additional purchases by wire, you should call Investor Services at 800 677-FUND. You cannot purchase shares by wire on days when federally chartered banks are closed.



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   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

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By Mail.   To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:



REGULAR U.S. MAIL:                       OVERNIGHT EXPRESS MAIL:
---------------------------------   ---------------------------------
First American Funds                First American Funds
P.O. Box 3011                       615 East Michigan Street
Milwaukee, WI 53201-3011            Milwaukee, WI 53202



After you have established an account, you may continue to purchase shares by mailing your check to First American Funds at the same address.



Please note the following:



- All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to First American Funds.



- Cash, money orders, cashier's checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler's checks, starter checks, credit cards, and any checks that are post dated will not be accepted.



- If a check or ACH does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.



By Systematic Investment Plan.   To purchase shares as part of a savings
discipline, you may add to your investment on a regular basis:



- by having $100 or more ($25 for a retirement plan or a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account) automatically withdrawn from your bank account on a periodic basis and invested in fund shares, or



- through automatic monthly exchanges of your fund into another First American fund of the same class.



You may apply for participation in either of these programs through your financial intermediary or by calling Investor Services at 800 677-FUND.



Redeeming Class A Shares



When you redeem shares, the proceeds are normally sent on the next business day, but in no event more than seven days, after your request is received in proper form.



By Phone.   If you purchased shares through a financial intermediary, simply call them to redeem your shares.



If you did not purchase shares through a financial intermediary, you may redeem your shares by calling Investor Services at 800 677-FUND. Proceeds can be wired to your bank account (if the proceeds are at least $1,000 and you have previously supplied your bank account information to the fund) or sent to you by check. The funds may charge a $15 fee for wire redemptions under $5,000. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within 2-3 business days. The First American Funds reserve the right to limit telephone redemptions to $50,000 per day.



If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to 15 calendar days from the date of purchase.



By Mail.   To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:



REGULAR U.S. MAIL:                       OVERNIGHT EXPRESS MAIL:
---------------------------------   ---------------------------------
First American Funds                First American Funds
P.O. Box 3011                       615 East Michigan Street
Milwaukee, WI 53201-3011            Milwaukee, WI 53202



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   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

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Your request should include the following information:


- name of the fund



- account number



- dollar amount or number of shares redeemed



- name on the account



- signatures of all registered account owners



Signatures on a written request must be guaranteed if:



- you would like redemption proceeds to be paid to anyone other than to the shareholder of record.



- you would like the redemption check mailed to an address other than the address on the fund's records, or you have changed the address on the fund's records within the last 30 days.



- your redemption request is for $50,000 or more.



- bank information related to an automatic investment plan, telephone purchase or telephone redemption is changed.



In addition to the situations described above, the funds reserve the right to require a signature guarantee in other instances based on the circumstances of a particular situation.



A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers, and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.



Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.



By Wire.   You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.



By Systematic Withdrawal Plan.   If your account has a value of $5,000 or more,
you may redeem a specific dollar amount from your account on a regular basis. You may set up systematic withdrawals when you complete a new account form or by calling your financial intermediary.



You should not make systematic withdrawals if you plan to continue investing in a fund, due to sales charges and tax liabilities.



Exchanging Class A Shares



If your investment goals or your financial needs change, you may move from one First American Fund to another First American Fund. There is no fee to exchange shares.



Generally, you may exchange your shares only for the same class of shares of the other fund, with certain exceptions, including:



- You may exchange your Class A shares for Class Y shares of the same or another First American Fund if you subsequently become eligible to purchase Class Y shares.



- If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.



Exchanges are made based on the net asset value per share of each fund at the time of the exchange. When you exchange your Class A shares of one of the funds for Class A shares of another First American Fund, you do not have to pay a sales charge.



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   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

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Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.



By Phone.   If both funds have identical shareholder registrations, you may exchange shares by calling your financial intermediary or by calling the funds directly at 800 677-FUND.



By Mail.   To exchange shares by written request, please follow the procedures under "Redeeming Class A Shares" above. Be sure to include the names of both funds involved in the exchange.



By Systematic Exchange Plan.   You may add to your investment on a regular basis
through automatic monthly exchanges of your fund into another First American fund of the same class. You may apply for participation in this program through your financial intermediary or by calling Investor Services at 800 677-FUND.



Purchasing, Redeeming and Exchanging Class Y Shares



You may purchase or redeem shares by calling your financial intermediary. When purchasing shares, payment must be made by wire transfer, which can be arranged by your financial intermediary. You cannot purchase shares by wire on days when federally chartered banks are closed. The funds reserve the right to impose minimum investment amounts on clients of financial intermediaries that charge the funds or the advisor transaction or recordkeeping fees.



If the fund or an authorized financial intermediary receives your redemption request by 3:00 p.m. Central time, payment of your redemption proceeds will ordinarily be made by wire on the next business day. It is possible, however, that payment could be delayed by up to seven days.



Exchanging Class Y Shares.   If your investment goals or your financial needs
change, you may exchange your shares for Class Y shares of another First American Fund. Exchanges are made at the net asset value per share of each fund at the time of the exchange. There is no fee to exchange shares. If you are no longer eligible to hold Class Y shares, you may exchange your shares for Class A shares at net asset value. Class A shares have higher expenses than Class Y shares.



To exchange your shares, call your financial intermediary.



Before exchanging into any fund, be sure to read its prospectus carefully. A fund may change or cancel its exchange policies at any time. You will be notified of any changes. The funds have the right to limit exchanges that are deemed to constitute short-term trading. See "Additional Information on Purchasing, Redeeming and Exchanging Shares -- Short-Term Trading of Fund Shares" below.



ADDITIONAL INFORMATION ON PURCHASING, REDEEMING AND EXCHANGING SHARES



Calculating Net Asset Value



The funds generally calculate their NAV as of 3:00 p.m. Central time every day the New York Stock Exchange is open.



A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. Security valuations for the funds' investments are furnished by one or more independent pricing services that have been approved by the funds' board of directors. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using procedures approved by the funds' board of directors. Under these procedures, fair values are generally determined by a pricing committee appointed by the board of directors. The types of securities for which such fair value pricing might be required include, but are not limited to:



- Securities, including securities traded in foreign markets, where an event occurs after the close of the market in which such security principally trades, but before NAV is determined, that will affect the value of such security, or the closing value is otherwise deemed unreliable;



- Securities whose trading has been halted or suspended;



- Fixed-income securities that have gone into default and for which there is no current market value quotation; and



- Securities with limited liquidity, including certain high-yield securities or securities that are restricted as to transfer or resale.



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Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the fund determines its NAV per share.



Short-Term Trading of Fund Shares



The funds discourage purchases and redemptions of their shares in response to short-term fluctuations in the securities markets. The funds' Board of Directors has adopted policies and procedures designed to detect and deter short-term trading in the funds' shares that may disadvantage long-term fund shareholders. These policies are described below. The funds will not knowingly accommodate trading in the funds' shares in violation of these policies. As discussed below, however, there is no guarantee that the funds will be able to detect such trading in all accounts. See "Omnibus Accounts" below. These policies do not apply to purchases and sales of fund shares by other First American Funds.



Risks Associated with Short-Term Trading.   Short-term trading in a fund's
shares, particularly in larger amounts, may be detrimental to long-term shareholders of the fund. Depending on various factors, including the size of a fund, the amount of assets the fund typically maintains in cash or cash equivalents, the dollar amount and number and frequency of trades, and the types of securities in which the fund typically invests, short-term trading may interfere with the efficient management of the fund's portfolio, increase the fund's transaction costs, administrative costs and taxes, and/or impact the fund's performance.



In addition, the nature of a fund's portfolio holdings may allow a shareholder engaging in a short-term trading strategy to take advantage of possible delays between the change in the value of a fund's portfolio holdings and the reflection of that change in the net asset value of the fund's shares. Such a delay may occur in funds that have significant investments in foreign securities, where the value of those securities is established some time before the fund calculates its own share price, or in funds that hold significant investments in small-cap securities, high-yield (junk) bonds and other types of investments that may not be frequently traded. This type of short-term trading is sometimes referred to as "arbitrage market timing," and there is the possibility that such trading may dilute the value of fund shares if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.



Short-Term Trading Policies.   The funds' advisor monitors trading in fund
shares in an effort to identify short-term trading activity that may disadvantage long-term shareholders. Only transactions that exceed a certain dollar threshold that has been determined to be potentially disruptive to the management of a fund are subject to monitoring. It is the policy of the funds to permit no more than one round trip by an investor during any 90-calendar-day period. A round trip is defined as a purchase into or redemption out of a fund (including purchases or redemptions accomplished by an exchange) paired with an opposite direction redemption out of or purchase into the same fund within 10 calendar days, in a dollar amount that exceeds the monitoring threshold. If the advisor determines that a shareholder has made more than one round trip during any 90-calendar-day period, the shareholder conducting such trading will, in less serious instances, be given an initial warning to discontinue such trading. In more serious instances (generally involving larger dollar amounts), or in the case of a second violation after an initial warning has been given, the shareholder may be temporarily or permanently barred from making future purchases into one or all of the funds or, alternatively, the funds may limit the amount, number or frequency of any future purchases and/or the method by which the shareholder may request future purchases (including purchases by an exchange or transfer between a fund and any other fund). In addition to the foregoing sanctions, the funds reserve the right to reject any purchase order at any time and for any reason, without prior written notice. The funds also reserve the right to revoke the exchange privileges of any person at any time and for any reason. In making determinations concerning the rejection of purchase orders and the revocation of exchange privileges, and in considering which sanctions to impose, the funds may consider an investor's trading history in any of the First American Funds, in non-First American mutual funds, or in accounts under a person's common ownership or control.



Certain transactions are not subject to the funds' short-term trading policies. These include transactions such as systematic redemptions and purchases; retirement plan contributions, loans and distributions (including hardship withdrawals); purchase transactions involving transfers of assets, rollovers, Roth IRA conversions and IRA re-characterizations; regular portfolio re-balancings in fee-based programs of registered investment advisors, financial planners and registered broker-dealers; and similar transactions.



Omnibus Accounts.   Fund shares are frequently held through omnibus account
arrangements, whereby a broker-dealer, investment advisor, retirement plan sponsor or other financial intermediary maintains an omnibus account with a fund for trading on behalf of its customers. The funds seek to apply their short-term trading policies and procedures to these omnibus account arrangements and will request that the intermediary provide individual account level detail (or participant level detail in the case of retirement plans) to the funds if more than one round trip in any 90 day period is detected at the omnibus or plan level and such round trips appear to be (a) attributable to an individual shareholder or plan participant and (b) potentially detrimental to the



                              21
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Policies and Services


Purchasing, Redeeming, and Exchanging Shares  CONTINUED



respective fund and its shareholders based on such factors as the time between transactions, the size of the transactions and the type of fund involved. If short-term trading is detected at the individual account or participant level, the funds will request that the financial intermediary take appropriate action to curtail the activity. If the financial intermediary does not take action, the funds will take such steps as are reasonably practicable to curtail the excessive trading, including terminating the relationship with the intermediary if necessary.



While the funds will request that financial intermediaries apply the funds' short-term trading policies to their customers who invest indirectly in the funds, the funds are limited in their ability to monitor the trading activity or enforce the funds' short-term trading policies with respect to customers of financial intermediaries. For example, the funds might not be able to detect any short-term trading facilitated by a financial intermediary, if this were to occur.



Telephone Transactions



The funds and their agents will not be responsible for any losses that may result from acting on wire or telephone instructions that they reasonably believe to be genuine. The funds and their agents will each follow reasonable procedures to confirm that instructions received by telephone are genuine, which may include taping telephone conversations.



It may be difficult to reach the funds by telephone during periods of unusual market activity. If you are unable to reach the funds or their agents by telephone, please consider sending written instructions.



Accounts with Low Balances



If your account balance falls below $500, the funds reserve the right to either:



- deduct a $50 annual account maintenance fee, or



- close your account and send you the proceeds, less any applicable contingent deferred sales charge.



Before taking any action, however, the funds will send you written notice of the action they intend to take and give you 30 days to re-establish a minimum account balance of $500.



Redemption in Kind



Generally, proceeds from redemption requests will be paid in cash. However, to minimize the effect of large redemption requests on a fund and its remaining shareholders, each fund reserves the right to pay part or all of the proceeds from a redemption request in a proportionate share of securities in the fund instead of cash. In selecting securities for a redemption in kind, the advisor will consider the best interests of the fund and the remaining fund shareholders, and will value these securities in accordance with the pricing methods employed to calculate the fund's net asset value per share. If you receive redemption proceeds in kind, you should expect to incur transaction costs upon disposition of the securities received in the redemption. In addition, you will bear the market risk associated with these securities until their disposition.



                              22
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Policies and Services


Managing Your Investment



STAYING INFORMED



Shareholder Reports



Shareholder reports are mailed twice a year. They include financial statements and performance information, and, on an annual basis, a message from your portfolio managers and the report of independent registered public accounting firm.



In an attempt to reduce shareholder costs and help eliminate duplication, the funds will try to limit their mailings to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800 677-FUND.



Statements and Confirmations



Statements summarizing activity in your account are mailed quarterly. Confirmations generally are mailed following each purchase or sale of fund shares, but some transactions, such as systematic purchases and dividend reinvestments, are reported on your account statement. Generally, the funds do not send statements for shares held in a brokerage account or to individuals who have their shares held in an omnibus account, such as retirement plan participants. Please review your statements and confirmations as soon as you receive them and promptly report any discrepancies to your financial intermediary or to Investor Services at 800 677-FUND.



DIVIDENDS AND DISTRIBUTIONS



Dividends from a fund's net investment income are declared daily and paid monthly. Any capital gains are distributed at least once each year. If you place a purchase order or an exchange order for fund shares by the time the fund determines its NAV, you will begin to accrue dividends on the next business day.



Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution, unless you request that distributions be reinvested in another First American Fund or paid in cash. This request may be made on your new account form, by contacting your financial intermediary, or by calling Investor Services at 800 677-FUND. If you request that your distributions be paid in cash but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current NAV.



TAXES



Some of the tax consequences of investing in the funds are discussed below. More information about taxes is in the SAI. However, because everyone's tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.



Federal Taxes on Distributions



Each fund intends to meet certain federal tax requirements so that distributions of tax-exempt interest income may be treated as "exempt-interest dividends." These dividends are not subject to regular federal income tax. However, each fund may invest up to 20% of its net assets in municipal securities the interest on which is subject to the federal alternative minimum tax. Any portion of exempt-interest dividends attributable to interest on these securities may increase some shareholders' alternative minimum tax. The funds expect that their distributions will consist primarily of exempt-interest dividends. Intermediate Tax Free Fund's and Short Tax Free Fund's exempt-interest dividends generally will be subject to state or local income taxes.



Distributions paid from any interest income that is not tax-exempt and from any net realized capital gains will be taxable whether you reinvest those distributions or take them in cash. Distributions paid from taxable interest income will be taxed as ordinary income and not as "qualifying dividends" that are taxed at the same rate as long-term capital gains. Distributions of a fund's net long-term capital gains are taxable as long-term gains, regardless of how long you have held your shares.



                              23
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Policies and Services


Managing Your Investment CONTINUED



Federal Taxes on Transactions



The sale of fund shares, or the exchange of one fund's shares for shares of another fund, will be a taxable event and may result in a capital gain or loss. The gain or loss will be considered long-term if you have held your shares for more than one year. A gain or loss on shares held for one year or less is considered short-term and is taxed at the same rates as ordinary income.



If, in redemption of his or her shares, a shareholder receives a distribution of securities instead of cash, the shareholder will be treated as receiving an amount equal to the fair market value of the securities at the time of the distribution for purposes of determining capital gain or loss on the redemption, and will also acquire a basis in the shares for federal income tax purposes equal to their fair market value.



The exchange of one class of shares for another class of shares in the same fund will not be taxable.



State Taxes on Distributions



A recent decision by the Kentucky Court of Appeals held that Kentucky's tax exemption of interest on its own bonds and its taxation of interest on the bonds of other states is illegal. If the United States Supreme Court reviews and affirms this decision or other state courts reach the same conclusion with respect to the states in which the funds invest, this decision could have implications for the tax treatment of the bonds held by the funds. For additional information regarding the Minnesota Intermediate Tax Free Fund, please see "Taxation" in the SAI.



California Income Taxation.   California Intermediate Tax Free Fund intends to
comply with certain state tax requirements so that dividends it pays that are attributable to interest on California municipal securities will be excluded from the California taxable income of individuals, trusts, and estates. To meet these requirements, at least 50% of the value of the fund's total assets must consist of obligations which pay interest that is exempt from California personal income tax. Exempt-interest dividends are not excluded from the California taxable income of corporations and financial institutions. In addition, dividends derived from interest paid on California municipal bonds (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that California imposes on individuals, trusts, and estates.



Colorado Income Taxation.   Dividends paid by Colorado Intermediate Tax Free
Fund will be exempt from Colorado income taxes for individuals, trusts, estates, and corporations to the extent that they are derived from interest on Colorado municipal securities. In addition, dividends derived from interest on Colorado municipal securities (including securities treated for federal purposes as private activity bonds) will not be subject to the alternative minimum tax that Colorado imposes on individuals, trusts, and estates.



Minnesota Income Taxation.   Minnesota Intermediate Tax Free Fund intends to
comply with certain state tax requirements so that dividends it pays that are attributable to interest on Minnesota municipal securities will be excluded from the Minnesota taxable net income of individuals, estates, and trusts. To meet these requirements, at least 95% of the exempt-interest dividends paid by the fund must be derived from interest income on Minnesota municipal securities. A portion of the fund's dividends may be subject to the Minnesota alternative minimum tax. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions.



Oregon Income Taxation.   Dividends paid by Oregon Intermediate Tax Free Fund
will be exempt from Oregon income taxes for individuals, trusts and estates to the extent that they are derived from interest on Oregon municipal securities. Such dividends will not be excluded from the Oregon taxable income of corporations.



                              24
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Additional Information
Management


FAF Advisors, Inc., formerly known as U.S. Bancorp Asset Management, Inc., is the funds' investment advisor. FAF Advisors provides investment management services to individuals and institutions, including corporations, foundations, pensions, and retirement plans. As of September 30, 2006, FAF Advisors and its affiliates had more than $98 billion in assets under management, including investment company assets of more than $71 billion. As investment advisor, FAF Advisors manages the funds' business and investment activities, subject to the authority of the funds' board of directors.


Each fund pays the investment advisor a monthly management fee for providing investment advisory services. The table below reflects management fees paid to the investment advisor, after taking into account any fee waivers, for the funds' most recently completed fiscal period.


                                          Management fee
                                       as a % of average
                                        daily net assets
--------------------------------------------------------
CALIFORNIA INTERMEDIATE TAX FREE FUND        0.23%
COLORADO INTERMEDIATE TAX FREE FUND          0.18%
INTERMEDIATE TAX FREE FUND                   0.40%
MINNESOTA INTERMEDIATE TAX FREE FUND         0.37%
OREGON INTERMEDIATE TAX FREE FUND            0.34%
SHORT TAX FREE FUND                          0.27%
--------------------------------------------------------


A discussion regarding the basis for the board of directors' approval of the funds' investment advisory agreement appears in the funds' annual report to shareholders for the fiscal period ended June 30, 2006.

Direct Correspondence to:

First American Funds
P.O. Box 1330
Minneapolis, MN 55440-1330

Investment Advisor

FAF Advisors, Inc.
800 Nicollet Mall
Minneapolis, MN 55402

Distributor

Quasar Distributors, LLC
615 E. Michigan Street
Milwaukee, WI 53202

ADDITIONAL COMPENSATION

FAF Advisors, U.S. Bank National Association (U.S. Bank) and other affiliates of U.S. Bancorp may act as fiduciary with respect to plans subject to the Employee Retirement Income Security Act of 1974 (ERISA) and other trust and agency accounts that invest in the First American Funds. As described above, FAF Advisors receives compensation for acting as the funds' investment advisor. FAF Advisors, U.S. Bank and their affiliates also receive compensation in connection with the following:

Custody Services.   U.S. Bank provides custody services to the funds. U.S. Bank is paid monthly fees equal, on an annual basis, to 0.005% of each fund's average daily net assets.


Administration Services.   FAF Advisors and its affiliate, U.S. Bancorp Fund
Services, LLC (Fund Services), act as the funds' administrator and sub-administrator, respectively, providing administration services that include general administrative and accounting services, blue sky services and shareholder services. For such services, each fund pays FAF Advisors the fund's pro rata portion of up to 0.25% of the aggregate average daily net assets of all open-end funds in the First American family of funds. FAF Advisors pays Fund Services a portion of its fee, as agreed to from time to time. In addition to these fees, the funds may reimburse FAF Advisors for any out-of-pocket expenses incurred in providing administration services.



Transfer Agency Services.   Fund Services provides transfer agency and dividend
disbursing services, as well as certain shareholder services, to the funds. Fund Services receives fees for transfer agency and dividend disbursing services on a per shareholder account basis, subject to a minimum per share class fee. In addition, the funds may reimburse Fund Services for any out-of-pocket expenses incurred in providing transfer agency services.


Distribution Services.   Quasar Distributors, LLC (Quasar), an affiliate of FAF
Advisors, receives distribution and shareholder servicing fees for acting as the funds' distributor.


Other Compensation.   To the extent that fund shares are held through U.S. Bank
or its broker-dealer affiliate, U.S. Bancorp Investments, Inc., those entities may receive distribution and/or shareholder servicing fees from the funds' distributor as well as other payments from the funds' distributor and/or advisor as described above under "Policies and Services -- Purchasing, Redeeming, and Exchanging Shares -- Additional Payments to Financial Intermediaries."



                              25
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Additional Information
Management CONTINUED

PORTFOLIO MANAGEMENT


The portfolio managers primarily responsible for the funds' management are set forth below, followed by the portfolio managers' biographies.


California Intermediate Tax Free Fund.   Christopher L. Drahn has served as the
primary portfolio manager for the fund and Michael S. Hamilton has co-managed the fund since August 1997.

Colorado Intermediate Tax Free Fund.   Christopher L. Drahn has served as the
primary portfolio manager for the fund since April 1994 and Catherine M. Stienstra has co-managed the fund since November 2000.

Intermediate Tax Free Fund.   Christopher L. Drahn has served as the primary
portfolio manager for the fund since February 1994 and Catherine M. Stienstra has co-managed the fund since October 2002.

Minnesota Intermediate Tax Free Fund. Christopher L. Drahn has served as the primary portfolio manager for the fund since February 1994 and Douglas J. White has co-managed the fund since July 1998.

Oregon Intermediate Tax Free Fund.   Michael S. Hamilton has served as the
primary portfolio manager for the fund since May 1997 and Christopher L. Drahn has co-managed the fund since July 1998.

Short Tax Free Fund.   Catherine M. Stienstra has served as the primary
portfolio manager for the fund since October 2002 and Christopher L. Drahn has co-managed the fund since October 2002.

PORTFOLIO MANAGER BIOGRAPHIES


Christopher L. Drahn, CFA, Senior Fixed-Income Portfolio Manager, joined FAF Advisors in 1980. He has 26 years of financial industry experience.



Michael S. Hamilton, Senior Fixed-Income Portfolio Manager, joined FAF Advisors in 1989. He has 16 years of financial industry experience, including 14 years in portfolio management.



Catherine M. Stienstra, Senior Fixed-Income Portfolio Manager, joined FAF Advisors in 1990. She has 18 years of financial industry experience, including 13 years in portfolio management.



Douglas J. White, CFA, Head of Tax Exempt Fixed Income, joined FAF Advisors in 1987. He has 23 years of financial industry experience, including 21 years in portfolio management.



The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the funds.



                              26
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Additional Information
Financial Highlights

The tables that follow present performance information about the Class A and Class Y shares of each fund. This information is intended to help you understand each fund's financial performance for the past five years or, if shorter, the period of the fund's operations. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, excluding sales charges and assuming you reinvested all of your dividends and distributions.

This information has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds' financial statements, is included in the funds' annual report, which is available upon request.

CALIFORNIA INTERMEDIATE TAX FREE FUND


                                                      Fiscal period
                                                          ended                       Fiscal year ended September 30,
CLASS A SHARES                                       June 30, 2006(1)       2005        2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                      $10.35           $10.55      $10.64      $10.80      $10.41      $10.02
                                                          ------           ------      ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                      0.28             0.39        0.40        0.41        0.42        0.44
 Realized and Unrealized Gains (Losses) on
  Investments                                              (0.20)           (0.13)      (0.05)      (0.14)       0.39        0.39
                                                          ------           ------      ------      ------      ------      ------
 Total From Investment Operations                           0.08             0.26        0.35        0.27        0.81        0.83
                                                          ------           ------      ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                    (0.29)           (0.39)      (0.41)      (0.41)      (0.42)      (0.44)
 Distributions (from net realized gains)                   (0.03)           (0.07)      (0.03)      (0.02)         --          --
                                                          ------           ------      ------      ------      ------      ------
 Total Distributions                                       (0.32)           (0.46)      (0.44)      (0.43)      (0.42)      (0.44)
                                                          ------           ------      ------      ------      ------      ------
Net Asset Value, End of Period                            $10.11           $10.35      $10.55      $10.64      $10.80      $10.41
                                                          ======           ======      ======      ======      ======      ======
Total Return(2)                                             0.78%            2.51%       3.36%       2.58%       8.01%       8.41%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                           $3,441           $3,946      $3,381      $4,262      $4,870      $3,392
Ratio of Expenses to Average Net Assets                     0.85%            0.85%       0.85%       0.85%       0.85%       0.70%
Ratio of Net Investment Income to Average Net
 Assets                                                     3.73%            3.71%       3.78%       3.86%       4.01%       4.25%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                        1.22%            1.10%       1.06%       1.06%       1.14%       1.21%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                 3.36%            3.46%       3.57%       3.65%       3.72%       3.74%
Portfolio Turnover Rate                                       21%              29%         20%         17%         23%         12%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                           Fiscal period
                                                               ended                    Fiscal year ended September 30,
CLASS Y SHARES                                            June 30, 2006(1)     2005       2004       2003       2002       2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                           $ 10.37        $ 10.57    $ 10.66    $ 10.81    $ 10.43    $ 10.04
                                                               -------        -------    -------    -------    -------    -------
Investment Operations:
 Net Investment Income                                            0.30           0.40       0.41       0.43       0.43       0.44
 Realized and Unrealized Gains (Losses) on Investments           (0.21)         (0.13)     (0.05)     (0.14)      0.38       0.39
                                                               -------        -------    -------    -------    -------    -------
 Total From Investment Operations                                 0.09           0.27       0.36       0.29       0.81       0.83
                                                               -------        -------    -------    -------    -------    -------
Less Distributions:
 Dividends (from net investment income)                          (0.30)         (0.40)     (0.42)     (0.42)     (0.43)     (0.44)
 Distributions (from net realized gains)                         (0.03)         (0.07)     (0.03)     (0.02)        --         --
                                                               -------        -------    -------    -------    -------    -------
 Total Distributions                                             (0.33)         (0.47)     (0.45)     (0.44)     (0.43)     (0.44)
                                                               -------        -------    -------    -------    -------    -------
Net Asset Value, End of Period                                 $ 10.13        $ 10.37    $ 10.57    $ 10.66    $ 10.81    $ 10.43
                                                               =======        =======    =======    =======    =======    =======
Total Return(2)                                                   0.88%          2.66%      3.51%      2.83%      8.05%      8.39%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                $51,726        $49,292    $46,953    $44,600    $45,212    $43,647
Ratio of Expenses to Average Net Assets                           0.70%          0.70%      0.70%      0.70%      0.70%      0.70%
Ratio of Net Investment Income to Average Net Assets              3.89%          3.86%      3.93%      4.02%      4.16%      4.26%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                         0.97%          0.85%      0.81%      0.81%      0.89%      0.96%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                              3.62%          3.71%      3.82%      3.91%      3.97%      4.00%
Portfolio Turnover Rate                                             21%            29%        20%        17%        23%        12%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                              27
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

COLORADO INTERMEDIATE TAX FREE FUND


                                                        Fiscal period
                                                            ended                     Fiscal year ended September 30,
CLASS A SHARES                                         June 30, 2006(1)     2005        2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                        $10.74         $ 10.98     $ 11.08     $ 11.12     $ 10.79     $10.28
                                                            ------         -------     -------     -------     -------     ------
Investment Operations:
 Net Investment Income                                        0.32            0.42        0.45        0.41        0.47       0.46
 Realized and Unrealized Gains (Losses) on
  Investments                                                (0.28)          (0.19)      (0.11)      (0.02)       0.32       0.52
                                                            ------         -------     -------     -------     -------     ------
 Total From Investment Operations                             0.04            0.23        0.34        0.39        0.79       0.98
                                                            ------         -------     -------     -------     -------     ------
Less Distributions:
 Dividends (from net investment income)                      (0.32)          (0.43)      (0.44)      (0.43)      (0.46)     (0.47)
 Distributions (from net realized gains)                     (0.06)          (0.04)         --          --          --         --
                                                            ------         -------     -------     -------     -------     ------
 Total Distributions                                         (0.38)          (0.47)      (0.44)      (0.43)      (0.46)     (0.47)
                                                            ------         -------     -------     -------     -------     ------
Net Asset Value, End of Period                              $10.40         $ 10.74     $ 10.98     $ 11.08     $ 11.12     $10.79
                                                            ======         =======     =======     =======     =======     ======
Total Return(2)                                               0.37%           2.11%       3.12%       3.64%       7.56%      9.75%
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                             $9,577         $13,426     $13,969     $22,555     $15,244     $8,320
Ratio of Expenses to Average Net Assets                       0.85%           0.85%       0.85%       0.85%       0.85%      0.70%
Ratio of Net Investment Income to Average Net
 Assets                                                       4.02%           3.85%       4.00%       3.79%       4.48%      4.55%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                     1.27%           1.10%       1.06%       1.06%       1.11%      1.34%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                   3.60%           3.60%       3.79%       3.58%       4.22%      3.91%
Portfolio Turnover Rate                                         17%             20%          4%         14%         15%        24%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                       Fiscal period
                                                           ended                      Fiscal year ended September 30,
CLASS Y SHARES                                        June 30, 2006(1)     2005        2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $ 10.72        $ 10.95     $ 11.05     $ 11.10     $ 10.76     $ 10.26
                                                           -------        -------     -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                        0.33           0.43        0.46        0.43        0.49        0.48
 Realized and Unrealized Gains (Losses) on
  Investments                                                (0.28)         (0.18)      (0.11)      (0.03)       0.33        0.49
                                                           -------        -------     -------     -------     -------     -------
 Total From Investment Operations                             0.05           0.25        0.35        0.40        0.82        0.97
                                                           -------        -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                      (0.33)         (0.44)      (0.45)      (0.45)      (0.48)      (0.47)
 Distributions (from net realized gains)                     (0.06)         (0.04)         --          --          --          --
                                                           -------        -------     -------     -------     -------     -------
 Total Distributions                                         (0.39)         (0.48)      (0.45)      (0.45)      (0.48)      (0.47)
                                                           -------        -------     -------     -------     -------     -------
Net Asset Value, End of Period                             $ 10.38        $ 10.72     $ 10.95     $ 11.05     $ 11.10     $ 10.76
                                                           =======        =======     =======     =======     =======     =======
Total Return(2)                                               0.49%          2.36%       3.29%       3.71%       7.83%       9.67%
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $32,661        $34,562     $37,748     $47,854     $48,398     $47,907
Ratio of Expenses to Average Net Assets                       0.70%          0.70%       0.70%       0.70%       0.70%       0.70%
Ratio of Net Investment Income to Average Net
 Assets                                                       4.18%          4.01%       4.15%       3.94%       4.60%       4.58%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                     1.02%          0.85%       0.81%       0.81%       0.86%       1.09%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                   3.86%          3.86%       4.04%       3.83%       4.44%       4.19%
Portfolio Turnover Rate                                         17%            20%          4%         14%         15%         24%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return would have been lower had certain expenses not been waived.


                              28
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

INTERMEDIATE TAX FREE FUND


                                                       Fiscal period
                                                           ended                      Fiscal year ended September 30,
CLASS A SHARES                                        June 30, 2006(1)     2005        2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                       $ 10.92        $ 11.18     $ 11.30     $ 11.32     $ 10.95     $ 10.48
                                                           -------        -------     -------     -------     -------     -------
Investment Operations:
 Net Investment Income                                        0.32           0.44        0.44        0.44        0.43        0.48
 Realized and Unrealized Gains (Losses) on
  Investments                                                (0.26)         (0.19)      (0.10)      (0.03)       0.40        0.46
                                                           -------        -------     -------     -------     -------     -------
 Total From Investment Operations                             0.06           0.25        0.34        0.41        0.83        0.94
                                                           -------        -------     -------     -------     -------     -------
Less Distributions:
 Dividends (from net investment income)                      (0.32)         (0.45)      (0.45)      (0.43)      (0.43)      (0.47)
 Distributions (from net realized gains)                     (0.03)         (0.06)      (0.01)         --          --          --
 Distributions (from return of capital)                         --             --          --          --       (0.03)         --
                                                           -------        -------     -------     -------     -------     -------
 Total Distributions                                         (0.35)         (0.51)      (0.46)      (0.43)      (0.46)      (0.47)
                                                           -------        -------     -------     -------     -------     -------
Net Asset Value, End of Period                             $ 10.63        $ 10.92     $ 11.18     $ 11.30     $ 11.32     $ 10.95
                                                           =======        =======     =======     =======     =======     =======
Total Return(2)                                               0.56%          2.31%       3.06%       3.74%       7.78%       9.19%
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                            $32,521        $34,658     $35,276     $34,231     $29,838     $23,236
Ratio of Expenses to Average Net Assets                       0.85%          0.85%       0.85%       0.85%       0.85%       0.70%
Ratio of Net Investment Income to Average Net
 Assets                                                       3.95%          3.98%       3.98%       3.91%       3.87%       4.43%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                     1.05%          1.05%       1.05%       1.05%       1.03%       1.13%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                   3.75%          3.78%       3.78%       3.71%       3.69%       4.00%
Portfolio Turnover Rate                                         15%            15%         10%         15%         28%         12%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.


(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                  Fiscal period
                                                      ended                        Fiscal year ended September 30,
CLASS Y SHARES                                   June 30, 2006(1)      2005         2004         2003         2002         2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                 $  10.90        $  11.16     $  11.28     $  11.30     $  10.93     $  10.46
                                                     --------        --------     --------     --------     --------     --------
Investment Operations:
 Net Investment Income                                   0.33            0.46         0.46         0.46         0.44         0.48
 Realized and Unrealized Gains (Losses) on
  Investments                                           (0.26)          (0.19)       (0.11)       (0.03)        0.40         0.46
                                                     --------        --------     --------     --------     --------     --------
 Total From Investment Operations                        0.07            0.27         0.35         0.43         0.84         0.94
                                                     --------        --------     --------     --------     --------     --------
Less Distributions:
 Dividends (from net investment income)                 (0.33)          (0.47)       (0.46)       (0.45)       (0.44)       (0.47)
 Distributions (from net realized gains)                (0.03)          (0.06)       (0.01)          --           --           --
 Distributions (from return of capital)                    --              --           --           --        (0.03)          --
                                                     --------        --------     --------     --------     --------     --------
 Total Distributions                                    (0.36)          (0.53)       (0.47)       (0.45)       (0.47)       (0.47)
                                                     --------        --------     --------     --------     --------     --------
Net Asset Value, End of Period                       $  10.61        $  10.90     $  11.16     $  11.28     $  11.30     $  10.93
                                                     ========        ========     ========     ========     ========     ========
Total Return(2)                                          0.67%           2.47%        3.22%        3.90%        7.95%        9.21%
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                      $596,306        $641,141     $637,361     $696,994     $485,592     $458,743
Ratio of Expenses to Average Net Assets                  0.70%           0.70%        0.70%        0.70%        0.70%        0.70%
Ratio of Net Investment Income to Average Net
 Assets                                                  4.10%           4.13%        4.13%        4.05%        4.04%        4.43%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                     0.80%           0.80%        0.80%        0.80%        0.78%        0.87%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                              4.00%           4.03%        4.03%        3.95%        3.96%        4.26%
Portfolio Turnover Rate                                    15%             15%          10%          15%          28%          12%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                              29
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

MINNESOTA INTERMEDIATE TAX FREE FUND


                                                 Fiscal period
                                                     ended                          Fiscal year ended September 30,
CLASS A SHARES                                  June 30, 2006(1)       2005         2004         2003         2002         2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                $ 10.16           $ 10.34      $ 10.44      $ 10.51      $ 10.21      $  9.80
                                                    -------           -------      -------      -------      -------      -------
Investment Operations:
 Net Investment Income                                 0.29              0.39         0.39         0.40         0.43         0.44
 Realized and Unrealized Gains (Losses) on
  Investments                                         (0.22)            (0.15)       (0.08)       (0.04)        0.29         0.41
                                                    -------           -------      -------      -------      -------      -------
 Total From Investment Operations                      0.07              0.24         0.31         0.36         0.72         0.85
                                                    -------           -------      -------      -------      -------      -------
Less Distributions:
 Dividends (from net investment income)               (0.29)            (0.39)       (0.39)       (0.41)       (0.42)       (0.44)
 Distributions (from net realized gains)              (0.06)            (0.03)       (0.02)       (0.02)          --           --
                                                    -------           -------      -------      -------      -------      -------
 Total Distributions                                  (0.35)            (0.42)       (0.41)       (0.43)       (0.42)       (0.44)
                                                    -------           -------      -------      -------      -------      -------
Net Asset Value, End of Period                      $  9.88           $ 10.16      $ 10.34      $ 10.44      $ 10.51      $ 10.21
                                                    =======           =======      =======      =======      =======      =======
Total Return(2)                                        0.74%             2.33%        3.03%        3.55%        7.23%        8.85%
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                     $26,526           $32,326      $35,047      $31,044      $19,914      $12,408
Ratio of Expenses to Average Net Assets                0.85%             0.85%        0.85%        0.85%        0.85%        0.70%
Ratio of Net Investment Income to Average Net
 Assets                                                3.85%             3.78%        3.77%        3.85%        4.27%        4.38%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                                   1.08%             1.06%        1.05%        1.05%        1.03%        1.13%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                            3.62%             3.57%        3.57%        3.65%        4.09%        3.95%
Portfolio Turnover Rate                                  11%               15%           8%          15%          15%          13%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                            Fiscal period
                                                ended                            Fiscal year ended September 30,
CLASS Y SHARES                             June 30, 2006(1)        2005          2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $  10.11          $  10.29      $  10.40      $  10.46      $  10.17      $   9.76
                                               --------          --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income                             0.30              0.40          0.41          0.42          0.45          0.44
 Realized and Unrealized Gains (Losses)
  on Investments                                  (0.22)            (0.15)        (0.10)        (0.03)         0.27          0.41
                                               --------          --------      --------      --------      --------      --------
 Total From Investment Operations                  0.08              0.25          0.31          0.39          0.72          0.85
                                               --------          --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)           (0.30)            (0.40)        (0.40)        (0.43)        (0.43)        (0.44)
 Distributions (from net realized gains)          (0.06)            (0.03)        (0.02)        (0.02)           --            --
                                               --------          --------      --------      --------      --------      --------
 Total Distributions                              (0.36)            (0.43)        (0.42)        (0.45)        (0.43)        (0.44)
                                               --------          --------      --------      --------      --------      --------
Net Asset Value, End of Period                 $   9.83          $  10.11      $  10.29      $  10.40      $  10.46      $  10.17
                                               ========          ========      ========      ========      ========      ========
Total Return(2)                                    0.85%             2.50%         3.10%         3.82%         7.31%         8.89%
RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $175,485          $197,251      $216,906      $238,958      $251,597      $255,939
Ratio of Expenses to Average Net Assets            0.70%             0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of Net Investment Income to Average
 Net Assets                                        4.00%             3.93%         3.92%         4.01%         4.41%         4.38%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               0.83%             0.81%         0.80%         0.80%         0.78%         0.88%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    3.87%             3.82%         3.82%         3.91%         4.33%         4.20%
Portfolio Turnover Rate                              11%               15%            8%           15%           15%           13%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                              30
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

OREGON INTERMEDIATE TAX FREE FUND


                                                      Fiscal period
                                                          ended                      Fiscal period ended September 30,
CLASS A SHARES                                       June 30, 2006(1)       2005        2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                      $10.07           $10.30      $10.43      $10.49      $10.18      $ 9.74
                                                          ------           ------      ------      ------      ------      ------
Investment Operations:
 Net Investment Income                                      0.27             0.36        0.37        0.37        0.40        0.43
 Realized and Unrealized Gains (Losses) on
  Investments                                              (0.25)           (0.19)      (0.05)      (0.03)       0.31        0.44
                                                          ------           ------      ------      ------      ------      ------
 Total From Investment Operations                           0.02             0.17        0.32        0.34        0.71        0.87
                                                          ------           ------      ------      ------      ------      ------
Less Distributions:
 Dividends (from net investment income)                    (0.27)           (0.36)      (0.37)      (0.38)      (0.40)      (0.43)
 Distributions (from net realized gains)                   (0.04)           (0.04)      (0.08)      (0.02)         --          --
                                                          ------           ------      ------      ------      ------      ------
 Total Distributions                                       (0.31)           (0.40)      (0.45)      (0.40)      (0.40)      (0.43)
                                                          ------           ------      ------      ------      ------      ------
Net Asset Value, End of Period                            $ 9.78           $10.07      $10.30      $10.43      $10.49      $10.18
                                                          ======           ======      ======      ======      ======      ======
Total Return(2)                                             0.16%            1.67%       3.20%       3.31%       7.23%       9.08%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                           $9,456           $9,356      $8,700      $8,189      $7,030      $5,477
Ratio of Expenses to Average Net Assets                     0.85%            0.85%       0.85%       0.85%       0.85%       0.70%
Ratio of Net Investment Income to Average Net
 Assets                                                     3.62%            3.56%       3.62%       3.67%       3.95%       4.27%
Ratio of Expenses to Average Net Assets (excluding
 waivers)                                                   1.11%            1.06%       1.05%       1.05%       1.05%       1.13%
Ratio of Net Investment Income to Average Net
 Assets (excluding waivers)                                 3.36%            3.35%       3.42%       3.47%       3.75%       3.84%
Portfolio Turnover Rate                                       13%              20%         12%         17%         18%         20%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                            Fiscal period
                                                ended                            Fiscal year ended September 30,
CLASS Y SHARES                             June 30, 2006(1)        2005          2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period           $  10.07          $  10.30      $  10.43      $  10.49      $  10.18      $   9.74
                                               --------          --------      --------      --------      --------      --------
Investment Operations:
 Net Investment Income                             0.28              0.38          0.39          0.40          0.42          0.43
 Realized and Unrealized Gains (Losses)
  on Investments                                  (0.25)            (0.19)        (0.05)        (0.05)         0.31          0.44
                                               --------          --------      --------      --------      --------      --------
 Total From Investment Operations                  0.03              0.19          0.34          0.35          0.73          0.87
                                               --------          --------      --------      --------      --------      --------
Less Distributions:
 Dividends (from net investment income)           (0.28)            (0.38)        (0.39)        (0.39)        (0.42)        (0.43)
 Distributions (from net realized gains)          (0.04)            (0.04)        (0.08)        (0.02)           --            --
                                               --------          --------      --------      --------      --------      --------
 Total Distributions                              (0.32)            (0.42)        (0.47)        (0.41)        (0.42)        (0.43)
                                               --------          --------      --------      --------      --------      --------
Net Asset Value, End of Period                 $   9.78          $  10.07      $  10.30      $  10.43      $  10.49      $  10.18
                                               ========          ========      ========      ========      ========      ========
Total Return(2)                                    0.28%             1.82%         3.35%         3.46%         7.39%         9.08%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                $111,344          $133,613      $137,869      $146,244      $151,928      $153,951
Ratio of Expenses to Average Net Assets            0.70%             0.70%         0.70%         0.70%         0.70%         0.70%
Ratio of Net Investment Income to Average
 Net Assets                                        3.77%             3.71%         3.77%         3.82%         4.10%         4.28%
Ratio of Expenses to Average Net Assets
 (excluding waivers)                               0.86%             0.81%         0.80%         0.80%         0.80%         0.89%
Ratio of Net Investment Income to Average
 Net Assets (excluding waivers)                    3.61%             3.60%         3.67%         3.72%         4.00%         4.09%
Portfolio Turnover Rate                              13%               20%           12%           17%           18%           20%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Total return would have been lower had certain expenses not been waived.


                              31
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

Additional Information
Financial Highlights CONTINUED

SHORT TAX FREE FUND


                                                                                       Fiscal year
                                                               Fiscal period              ended                 Fiscal period
                                                                   ended              September 30,                 ended
CLASS A SHARES                                                June 30, 2006(1)       2005        2004       September 30, 2003(2)
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $  9.78           $ 9.96      $10.18              $10.00
                                                                  -------           ------      ------              ------
Investment Operations:
 Net Investment Income                                               0.19             0.24        0.26                0.26
 Realized and Unrealized Gains (Losses) on Investments              (0.09)           (0.17)      (0.17)               0.19
                                                                  -------           ------      ------              ------
 Total From Investment Operations                                    0.10             0.07        0.09                0.45
                                                                  -------           ------      ------              ------
Less Distributions:
 Dividends (from net investment income)                             (0.20)           (0.25)      (0.25)              (0.27)
 Distributions (from net realized gains)                               --               --       (0.06)                 --
                                                                  -------           ------      ------              ------
 Total Distributions                                                (0.20)           (0.25)      (0.31)              (0.27)
                                                                  -------           ------      ------              ------
Net Asset Value, End of Period                                    $  9.68           $ 9.78      $ 9.96              $10.18
                                                                  =======           ======      ======              ======
Total Return(3)                                                      1.02%            0.67%       0.90%               4.54%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $ 3,321           $4,103      $6,329              $6,448
Ratio of Expenses to Average Net Assets                              0.75%            0.75%       0.75%               0.75%
Ratio of Net Investment Income to Average Net Assets                 2.65%            2.46%       2.55%               2.67%
Ratio of Expenses to Average Net Assets (excluding waivers)          1.08%            1.06%       1.05%               1.05%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                 2.32%            2.15%       2.25%               2.37%
Portfolio Turnover Rate                                                22%              37%         30%                 54%
---------------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)Total return does not reflect sales charges. Total return would have been lower had certain expenses not been waived.


                                                                                         Fiscal year            Fiscal period
                                                               Fiscal period                ended                   ended
                                                                   ended                September 30,           September 30,
CLASS Y SHARES                                                June 30, 2006(1)        2005          2004           2003(2)
-----------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA
Net Asset Value, Beginning of Period                              $   9.78          $   9.96      $  10.18        $  10.00
                                                                  --------          --------      --------        --------
Investment Operations:
 Net Investment Income                                                0.21              0.26          0.27            0.28
 Realized and Unrealized Gains (Losses) on Investments               (0.10)            (0.18)        (0.17)           0.18
                                                                  --------          --------      --------        --------
 Total From Investment Operations                                     0.11              0.08          0.10            0.46
                                                                  --------          --------      --------        --------
Less Distributions:
 Dividends (from net investment income)                              (0.21)            (0.26)        (0.26)          (0.28)
 Distributions (from net realized gains)                                --                --         (0.06)             --
                                                                  --------          --------      --------        --------
 Total Distributions                                                 (0.21)            (0.26)        (0.32)          (0.28)
                                                                  --------          --------      --------        --------
Net Asset Value, End of Period                                    $   9.68          $   9.78      $   9.96        $  10.18
                                                                  ========          ========      ========        ========
Total Return(3)                                                       1.13%             0.83%         1.05%           4.66%

RATIO/SUPPLEMENTAL DATA
Net Assets, End of Period (000)                                   $235,900          $329,647      $419,359        $396,918
Ratio of Expenses to Average Net Assets                               0.60%             0.60%         0.60%           0.60%
Ratio of Net Investment Income to Average Net Assets                  2.80%             2.62%         2.70%           3.00%
Ratio of Expenses to Average Net Assets (excluding waivers)           0.83%             0.81%         0.80%           0.80%
Ratio of Net Investment Income to Average Net Assets
 (excluding waivers)                                                  2.57%             2.41%         2.50%           2.80%
Portfolio Turnover Rate                                                 22%               37%           30%             54%
-----------------------------------------------------------------------------------------------------------------------------



(1)For the nine-month period October 1, 2005 to June 30, 2006. Effective in 2006, the fund's fiscal year end was changed from September 30 to June 30. All ratios for the period have been annualized, except total return and portfolio turnover.

(2)Commenced operations on October 25, 2002. All ratios for the period have been annualized, except total return and portfolio turnover.
(3)Total return would have been lower had certain expenses not been waived.


                              32
   PROSPECTUS - First American Short & Intermediate Tax Free Income Funds

(FIRST AMERICAN FUNDS LOGO)

FOR MORE INFORMATION



More information about the First American Funds is available on the funds' Internet site at www.firstamericanfunds.com and in the following documents:



    ANNUAL AND SEMIANNUAL REPORTS



    Additional information about the funds' investments is available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.



    STATEMENT OF ADDITIONAL INFORMATION (SAI)



    The SAI provides more details about the funds and their policies and is incorporated into this prospectus by reference (which means that it is legally part of this prospectus).



You can obtain a free copy of the funds' most recent annual or semiannual reports or the SAI, request other information about the funds, or make other shareholder inquiries by calling Investor Services at 800 677-3863 (FUND) or by contacting the funds at the address below. Annual or semiannual reports and the SAI are also available on the funds' Internet site.



Information about the funds (including the SAI) can also be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the funds are also available on the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's

Public Reference Section, Washington, DC 20549-0102.



SEC file number:  811-05309                                      PROINTTX  10/06

--------------------------------------------------------------------------------

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED OCTOBER 30, 2006

           TAX FREE FUNDS                           BOND FUNDS
           --------------                           ----------
        ARIZONA TAX FREE FUND                     CORE BOND FUND
CALIFORNIA INTERMEDIATE TAX FREE FUND          HIGH INCOME BOND FUND
      CALIFORNIA TAX FREE FUND          INFLATION PROTECTED SECURITIES FUND
 COLORADO INTERMEDIATE TAX FREE FUND     INTERMEDIATE GOVERNMENT BOND FUND
       COLORADO TAX FREE FUND               INTERMEDIATE TERM BOND FUND
     INTERMEDIATE TAX FREE FUND                SHORT TERM BOND FUND
MINNESOTA INTERMEDIATE TAX FREE FUND          TOTAL RETURN BOND FUND
       MINNESOTA TAX FREE FUND             U.S. GOVERNMENT MORTGAGE FUND
       MISSOURI TAX FREE FUND
       NEBRASKA TAX FREE FUND
         OHIO TAX FREE FUND
  OREGON INTERMEDIATE TAX FREE FUND
         SHORT TAX FREE FUND
            TAX FREE FUND

     This Statement of Additional Information relates to the Class A, Class B, Class C, Class R and Class Y Shares of the funds named above (the "Funds"), each of which is a series of First American Investment Funds, Inc. ("FAIF"). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectuses dated October 30, 2006. The financial statements included as part of the Funds' Annual Reports to shareholders for the fiscal period ended June 30, 2006 for all funds are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of Prospectuses or the Funds' Annual Report(s) at no charge, write the Funds' distributor, Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, or call Investor Services at 800 677-FUND. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

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                                                                      ----------
GENERAL INFORMATION ...............................................            1

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS ................            2
   Short-Term Temporary Investments ...............................            2
   U.S. Government Securities .....................................            3
   Repurchase Agreements ..........................................            3
   When-Issued and Delayed Delivery Transactions ..................            4
   Dollar Rolls ...................................................            4
   Lending of Portfolio Securities ................................            4
   Options Transactions ...........................................            5
   Futures and Options on Futures .................................            7
   CFTC Information ...............................................            9
   Foreign Securities .............................................           10
   Foreign Currency Transactions ..................................           11
   Mortgage-Backed Securities .....................................           12
   Adjustable Rate Mortgage Securities ............................           14
   Corporate Debt Securities ......................................           15
   Asset-Backed Securities ........................................           15
   Collateralized Debt Obligations ................................           15
   Inflation Protected Securities .................................           16
   Municipal Bonds and Other Municipal Obligations ................           17
   Temporary Taxable Investments ..................................           18
   Inverse Floating Rate Municipal Obligations ....................           18
   Zero Coupon Securities .........................................           19
   Interest Rate Caps and Floors ..................................           19
   Swap Agreements ................................................           19
   Guaranteed Investment Contracts ................................           20
   Debt Obligations Rated Less than Investment Grade ..............           20
   Brady Bonds ....................................................           21
   Fixed and Floating Rate Debt Obligations .......................           22
   Payment-In-Kind Debentures and Delayed Interest Securities .....           22
   Preferred Stock; Convertible Securities ........................           22
   Trust Preferred Securities .....................................           22
   Participation Interests ........................................           23
   Exchange Traded Funds ..........................................           23
   Closed-End Investment Companies ................................           23
   Special Factors Affecting Single State Tax Free Funds ..........           23

INVESTMENT RESTRICTIONS ...........................................           42

PORTFOLIO TURNOVER ................................................           44

FUND NAMES ........................................................           44

DISCLOSURE OF PORTFOLIO HOLDINGS ..................................           44
   Public Disclosure ..............................................           44
   Nonpublic Disclosure ...........................................           44

DIRECTORS AND EXECUTIVE OFFICERS ..................................           46
   Independent Directors ..........................................           46
   Executive Officers .............................................           48
   Standing Committees of the Board of Directors ..................           49

   Fund Shares Owned by the Directors .............................           51
   Compensation ...................................................           52
   Sales Loads ....................................................           53

CODE OF ETHICS ....................................................           53

PROXY VOTING POLICIES .............................................           53

INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS ..............           53
   Investment Advisor .............................................           53
   Additional Payments to Financial Institutions ..................           55
   Administrator ..................................................           58
   Transfer Agent .................................................           59
   Distributor ....................................................           60
   Custodians and Independent Registered Public Accounting Firm ...           64

PORTFOLIO MANAGERS ................................................           65
   Other Accounts Managed .........................................           65
   Compensation ...................................................           66
   Ownership of Fund Shares .......................................           67

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE ................           68

CAPITAL STOCK .....................................................           70

NET ASSET VALUE AND PUBLIC OFFERING PRICE .........................           81

TAXATION ..........................................................           84

REDUCING SALES CHARGES ............................................           85
   Class A Sales Charge ...........................................           85
   Sales of Class A Shares at Net Asset Value .....................           86
   Reinvestment Right .............................................           87

ADDITIONAL INFORMATION ABOUT PURCHASING CLASS Y SHARES ............           87

ADDITIONAL INFORMATION ABOUT REDEEMING SHARES .....................           87
   By Telephone ...................................................           87
   By Mail ........................................................           88
   Redemptions Before Purchase Instruments Clear ..................           88

FINANCIAL STATEMENTS ..............................................           88

RATINGS ...........................................................   Appendix A

PROXY VOTING POLICIES AND PROCEDURES ..............................   Appendix B

                               GENERAL INFORMATION

     First American Investment Funds, Inc. ("FAIF") was incorporated in the State of Maryland on August 20, 1987 under the name "SECURAL Mutual Funds, Inc." The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name "SECURAL Mutual Funds, Inc." be changed to "First American Investment Funds, Inc."

     FAIF is organized as a series fund and currently issues its shares in 38 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIF to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Funds."

     For purposes of this Statement of Additional Information, "Bond Funds," and "Tax Free Funds" shall consist of the Funds identified as such on the cover of this Statement of Additional Information. The Funds are open-end management investment companies and, except for the Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund), are diversified investment companies. The Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund) are non-diversified investment companies.

     Shareholders may purchase shares of each Fund through five separate classes, Class A, Class B (except for certain Bond Funds and the Tax Free Funds), Class C (except certain Bond Funds and certain Tax Free Funds), Class R (except for certain Bond Funds and the Tax Free Funds) and Class Y, which provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended ("1940 Act"), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class B and Class C Shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

     The Articles of Incorporation and Bylaws of FAIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of FAIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

     This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); Mount Vernon Securities Lending Trust (the "Mount Vernon Trust") and eight separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.--II, American Strategic Income Portfolio Inc.--III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., First American Minnesota Municipal Income Fund II, Inc., American Select Portfolio Inc., and American Income Fund, Inc.), collectively referred to as the First American Closed-End Funds ("FACEF").

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

     The principal investment strategies of each Fund are set forth in that Fund's Prospectuses. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

     If a percentage limitation on investments by a Fund stated in this SAI or the Prospectuses is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings or of a certain credit quality is not required to sell a security if its rating is reduced or its credit quality declines after purchase, but the Fund may consider doing so. However, in no event will more than 5% of any Fund's net assets (other than High Income Bond Fund, Total Return Bond Fund, and Inflation Protected Securities Fund) be invested in non-investment grade securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), Fitch, Inc. ("Fitch") and Moody's Investors Service, Inc. ("Moody's) are contained in Appendix A.

SHORT-TERM TEMPORARY INVESTMENTS

     In an attempt to respond to adverse market, economic, political or other conditions, each of the Funds may temporarily invest without limit in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by FAF Advisors, Inc., the Funds' investment advisor (formerly known as U.S. Bancorp Asset Management, Inc.) ("FAF Advisors" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

     Each of the Funds may also invest in Eurodollar certificates of deposit issued by foreign branches of United States or foreign banks; Eurodollar time deposits, which are United States dollar-denominated deposits in foreign branches of United States or foreign banks; and Yankee certificates of deposit, which are United States dollar-denominated certificates of deposit issued by United States branches of foreign banks and held in the United States. In each instance, these Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

     Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

     Commercial Paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectuses, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's, Fitch or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's, Fitch and Moody's, see Appendix A.

     Bankers' Acceptances. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

     Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

     Variable Rate Demand Obligations. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

     The Bond Funds, other than High Income Bond Fund, invest in U.S. government securities as a principal investment strategy. The other Funds may invest in such securities as a non-principal investment strategy. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

     - direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

     - notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

     - notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

     The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association ("GNMA") mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC") are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See "-- Mortgage-Backed Securities" below for a description of these securities and the Funds that may invest in them.

REPURCHASE AGREEMENTS

     Each of the Funds may invest in repurchase agreements as a non-principal investment strategy. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

     The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Each of the Funds may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will segregate cash or liquid securities in an amount sufficient to meet its purchase commitments.

     The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

     When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Advisor to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

DOLLAR ROLLS

     The Bond Funds other than Intermediate Government Bond Fund may enter into mortgage "dollar rolls" in which a Fund sells securities and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. Core Bond Fund, Total Return Bond Fund and Intermediate Term Bond Fund do so as a principal investment strategy. In a mortgage dollar roll, a Fund gives up the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase plus any fee income received. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage dollar rolls. The Fund will segregate until the settlement date cash or liquid securities in an amount equal to the forward purchase price.

LENDING OF PORTFOLIO SECURITIES

     In order to generate additional income, as a non-principal investment strategy each of the Funds other than Intermediate Government Bond Fund may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into domestic loan arrangements with broker-dealers, banks, or other institutions which the Advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees in connection with these loans.

     In these loan arrangements, the Funds will receive collateral in the form of cash, United States government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or the applicable Fund's lending agent and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

     When a Fund lends portfolio securities to a borrower, payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. See "Taxation."

     The Advisor acts as securities lending agent for the Funds and receives separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting the Advisor to provide such services and receive such compensation. The Advisor receives fees equal to 32% of the Funds' income from securities lending transactions.

OPTIONS TRANSACTIONS

     To the extent set forth below, the Funds may purchase put and call options on securities, stock indices, interest rate indices, commodity indices, and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Funds; that is, for "hedging" purposes, or, in the case of options written by a Fund, to produce additional income. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

     Options on Securities. As a principal investment strategy, the Bond Funds (other than Intermediate Government Bond Fund) may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

     A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

     Options on Stock, Interest Rate and Commodity Indices. As principal investment strategies, the Bond Funds (other than Intermediate Government Bond
Fund) and the Tax Free Funds may purchase put and call options on interest rate indices and Inflation Protected Securities Fund may purchase put and call options on commodity indices. An option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for index options are always in cash. Gain or loss depends on market movements with respect to specific financial instruments or commodities. The multiplier for index options determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current value of the underlying index. Options on different indices may have different multipliers.

     Options on Currencies. Foreign currency options are discussed in detail below under " -- Foreign Currency Transactions - Foreign Currency Options."

     Writing Options--Inflation Protected Securities Fund. Inflation Protected Securities Fund may write (sell) covered put and call options as a principal investment strategy. These transactions would be undertaken principally to produce additional income. The Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying instrument.

     Covered Options. The Funds will write options only if they are "covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

     Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

     A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

     The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked price.

     Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

     There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise.

     If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by a Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

     Limitations. None of the Funds will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

FUTURES AND OPTIONS ON FUTURES

     The Funds other than Intermediate Government Bond Fund may engage in futures transactions and options on futures as a principal investment strategy, including stock and interest rate index futures contracts and options thereon and, with respect to Inflation Protected Securities Fund only, commodity and commodity index futures contracts and options thereon. Certain Funds may also enter into foreign currency futures transactions, which are discussed in more detail below under " --Foreign Currency Transactions."

     A futures contract is an agreement between two parties to buy and sell a security or commodity for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or commodity. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract to the writer of the option, at a specified price and on or before a specified expiration date.

     An interest rate, commodity, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. Inflation Protected Securities Fund may also invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

     Futures options possess many of the same characteristics as options on securities, currencies and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position
(call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

     The Funds intend generally to use futures contracts and futures options to hedge against market risk. For example, a Bond Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities that the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce a Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options.

     The Funds will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of liquid assets ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirement on foreign exchanges may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

     The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

     Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements.

     Although some futures contracts call for making or taking delivery of the underlying currency, securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying currency, security or commodity, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

     The Funds may write covered straddles consisting of a call and a put written on the same underlying futures contract. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations.

     Limitations on Use of Futures and Futures Options. Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of a Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

     Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

     Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

     There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

     Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

     Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

     Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for Inflation Protected Securities Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

     Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject Inflation Protected Securities Fund's investments to greater volatility than investments in traditional securities.

CFTC INFORMATION

     The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended (the "CEA"). The CFTC requires the registration of a Commodity Pool Operator (a "CPO"), which is defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which files a notice of eligibility. The Funds have filed a notice of eligibility claiming exclusion from the status of CPO and, therefore, are not subject to registration or regulation as a CPO under the CEA.

FOREIGN SECURITIES

     General. Short Term Bond Fund, Intermediate Term Bond Fund, Core Bond Fund, Total Return Bond Fund, High Income Bond Fund and Inflation Protected Securities Fund may invest in foreign securities as a principal investment strategy.

     Short Term Bond Fund, Intermediate Term Bond Fund, Core Bond Fund, and High Income Bond Fund may invest up to 25% of total assets, and Inflation Protected Securities Fund and Total Return Bond Fund each may invest without limitation, in foreign securities payable in United States dollars. These securities may include securities issued or guaranteed by (i) the Government of Canada, any Canadian Province or any instrumentality and political subdivision thereof; (ii) any other foreign government agency or instrumentality; (iii) foreign subsidiaries of U.S. corporations and (iv) foreign issuers having total capital and surplus at the time of investment of at least $1 billion. In addition, Inflation Protected Securities Fund may invest up to 20% of its net assets and Total Return Bond Fund may invest up to 20% of its total assets in non-dollar denominated foreign securities.

     Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

     In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and record keeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

     Emerging Markets. Total Return Bond Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries as a principal investment strategy. Core Bond Fund, High Income Bond Fund, Inflation Protected Securities Fund, Intermediate Term Bond Fund, and Short Term Bond Fund may invest in such securities as a non-principal investment strategy, but only if the securities are rated investment grade. Investments in securities of issuers in emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which may result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the limited development and recent emergence, in certain countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in such countries.

     Despite the dissolution of the Soviet Union, the Communist Party may continue to exercise a significant role in certain (particularly Eastern European) countries. To the extent of the Communist Party's influence, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The communist governments of a number of such countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that such expropriation will not occur in the future. In the event of such expropriation, the Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in many developing countries. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial to the actual market values and may be adverse to Fund shareholders.

     Certain countries, which do not have market economies, are characterized by an absence of developed legal structures governing private and foreign investments and private property. Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals.

     Authoritarian governments in certain countries may require that a governmental or quasi-governmental authority act as custodian of the Fund's assets invested in such country. To the extent such governmental or quasi-governmental authorities do not satisfy the requirements of the 1940 Act to act as foreign custodians of the Fund's cash and securities, the Fund's investment in such countries may be limited or may be required to be effected through intermediaries. The risk of loss through governmental confiscation may be increased in such countries.

     American Depositary Receipts and European Depositary Receipts. United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

     Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

FOREIGN CURRENCY TRANSACTIONS

     Inflation Protected Securities Fund and Total Return Bond Fund may invest in securities which are purchased and sold in foreign currencies. The value of the Funds' assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. The Funds also will incur costs in converting United States dollars to local currencies, and vice versa. Inflation Protected Securities Fund and Total Return Bond Fund therefore may enter into foreign currency transactions as a principal investment strategy.

     The Funds will conduct their foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

     The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Funds may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date a Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. They also may engage in "portfolio hedging" to protect against a decline in the value of their portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. The Funds also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

     Although a foreign currency hedge may be effective in protecting a Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that the advisor's view regarding future exchange rates proves to have been incorrect, a Fund may realize losses on its foreign currency transactions.

     Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. A Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its securities or other assets denominated in that currency. Each Fund will comply with applicable SEC positions requiring it to segregate assets to cover its commitments with respect to such contracts. The Funds generally will not enter into a forward contract with a term longer than one year.

     Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, Inflation Protected Securities Fund and Total Return Bond Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Funds may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

     Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

     A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

MORTGAGE-BACKED SECURITIES

     The Bond Funds other than High Income Bond Fund and Intermediate Government Bond Fund may invest in mortgage-backed securities as a principal investment strategy. High Income Bond Fund may invest in such securities as a non-principal investment strategy. These investments include Agency Pass-Through Certificates, private pass-through securities, and collateralized mortgage obligations ("CMOs"), as defined and described below.

     Agency Pass-Through Certificates are mortgage pass-through certificates representing undivided interests in pools of residential mortgage loans. Distribution of principal and interest on the mortgage loans underlying an Agency Pass-Through Certificate is an obligation of or guaranteed by GNMA, FNMA or FHLMC. GNMA is a wholly owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The guarantee of GNMA with respect to GNMA certificates is backed by the full faith and credit of the United States, and

GNMA is authorized to borrow from the United States Treasury in an amount which is at any time sufficient to enable GNMA, with no limitation as to amount, to perform its guarantee.

     FNMA is a federally chartered and privately owned corporation organized and existing under federal law. Although the Secretary of the Treasury of the United States has discretionary authority to lend funds to FNMA, neither the United States nor any agency thereof is obligated to finance FNMA's operations or to assist FNMA in any other manner.

     FHLMC is a federally chartered corporation organized and existing under federal law, the common stock of which is owned by the Federal Home Loan Banks. Neither the United States nor any agency thereof is obligated to finance FHLMC's operations or to assist FHLMC in any other manner.

     The mortgage loans underlying GNMA certificates are partially or fully guaranteed by the Federal Housing Administration or the Veterans Administration, while the mortgage loans underlying FNMA certificates and FHLMC certificates are conventional mortgage loans which are, in some cases, insured by private mortgage insurance companies. Agency Pass-Through Certificates may be issued in a single class with respect to a given pool of mortgage loans or in multiple classes.

     The residential mortgage loans evidenced by Agency Pass-Through Certificates and upon which CMOs are based generally are secured by first mortgages on one- to four-family residential dwellings. Such mortgage loans generally have final maturities ranging from 15 to 30 years and provide for monthly payments in amounts sufficient to amortize their original principal amounts by the maturity dates. Each monthly payment on such mortgage loans generally includes both an interest component and a principal component, so that the holder of the mortgage loans receives both interest and a partial return of principal in each monthly payment. In general, such mortgage loans can be prepaid by the borrowers at any time without any prepayment penalty. In addition, many such mortgage loans contain a "due-on-sale" clause requiring the loans to be repaid in full upon the sale of the property securing the loans. Because residential mortgage loans generally provide for monthly amortization and may be prepaid in full at any time, the weighted average maturity of a pool of residential mortgage loans is likely to be substantially shorter than its stated final maturity date. The rate at which a pool of residential mortgage loans is prepaid may be influenced by many factors and is not predictable with precision.

     Private mortgage pass-through securities ("Private Pass-Throughs") are structured similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by a pool of commercial fixed rate, conventional fixed rate or adjustable loans. Since Private Pass-Throughs typically are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provisions of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

     The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

     CMOs are debt obligations typically issued by a private special-purpose entity and collateralized by residential or commercial mortgage loans or Agency Pass-Through Certificates. The Funds will invest only in CMOs which are rated in one of the four highest rating categories by a nationally recognized statistical rating organization or which are of comparable quality in the judgment of the Advisor. Because CMOs are debt obligations of private entities, payments on CMOs generally are not obligations of or guaranteed by any governmental entity, and their ratings and creditworthiness typically depend, among other factors, on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy.

     CMOs generally are issued in multiple classes, with holders of each class entitled to receive specified portions of the principal payments and prepayments and/or of the interest payments on the underlying mortgage loans. These entitlements can be specified in a wide variety of ways, so that the payment characteristics of various classes may differ greatly from one another. For instance, holders may hold interests in CMO tranches called Z-tranches which defer interest and principal payments until one or other classes of the CMO have been paid in full. In addition, for example:

     - In a sequential-pay CMO structure, one class is entitled to receive all principal payments and prepayments on the underlying mortgage loans (and interest on unpaid principal) until the principal of the class is repaid in full, while the remaining classes receive only interest; when the first class is repaid in full, a second class becomes entitled to receive all principal payments and prepayments on the underlying mortgage loans until the class is repaid in full, and so forth.

     - A planned amortization class ("PAC") of CMOs is entitled to receive principal on a stated schedule to the extent that it is available from the underlying mortgage loans, thus providing a greater (but not absolute) degree of certainty as to the schedule upon which principal will be repaid.

     - An accrual class of CMOs provides for interest to accrue and be added to principal (but not be paid currently) until specified payments have been made on prior classes, at which time the principal of the accrual class (including the accrued interest which was added to principal) and interest thereon begins to be paid from payments on the underlying mortgage loans.

     - An interest-only class of CMOs entitles the holder to receive all of the interest and none of the principal on the underlying mortgage loans, while a principal-only class of CMOs entitles the holder to receive all of the principal payments and prepayments and none of the interest on the underlying mortgage loans.

     - A floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the same direction and magnitude as changes in a specified index rate. An inverse floating rate class of CMOs entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Floating rate and inverse floating rate classes also may be subject to "caps" and "floors" on adjustments to the interest rates which they bear.

     - A subordinated class of CMOs is subordinated in right of payment to one or more other classes. Such a subordinated class provides some or all of the credit support for the classes that are senior to it by absorbing losses on the underlying mortgage loans before the senior classes absorb any losses. A subordinated class which is subordinated to one or more classes but senior to one or more other classes is sometimes referred to as a "mezzanine" class. A subordinated class generally carries a lower rating than the classes that are senior to it, but may still carry an investment grade rating.

     It generally is more difficult to predict the effect of changes in market interest rates on the return on mortgage-backed securities than to predict the effect of such changes on the return of a conventional fixed-rate debt instrument, and the magnitude of such effects may be greater in some cases. The return on interest-only and principal-only mortgage-backed securities is particularly sensitive to changes in interest rates and prepayment speeds. When interest rates decline and prepayment speeds increase, the holder of an interest-only mortgage-backed security may not even recover its initial investment. Similarly, the return on an inverse floating rate CMO is likely to decline more sharply in periods of increasing interest rates than that of a fixed-rate security. For these reasons, interest-only, principal-only and inverse floating rate mortgage-backed securities generally have greater risk than more conventional classes of mortgage-backed securities. None of the Funds will invest more than 10% of its total assets in interest-only, principal-only, inverse interest only or inverse floating rate mortgage-backed securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

     The Bond Funds, other than Intermediate Government Bond Fund, may invest in adjustable rate mortgage securities ("ARMS") as a non-principal investment strategy. ARMS are pass-through mortgage securities collateralized by mortgages with interest rates that are adjusted from time to time. ARMS also include adjustable rate tranches of CMOs. The adjustments usually are determined in accordance with a predetermined interest rate index and may be subject to certain limits. While the values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates), the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates.

     ARMS typically have caps which limit the maximum amount by which the interest rate may be increased or decreased at periodic intervals or over the life of the loan. To the extent interest rates increase in excess of the caps, ARMS can be expected to behave more like traditional debt securities and to decline in value to a greater extent than would be the case in the absence of such caps. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages. The extent to which the prices of ARMS fluctuate with changes in interest rates will also be affected by the indices underlying the ARMS.

CORPORATE DEBT SECURITIES

     The Bond Funds, other than Intermediate Government Bond Fund and U.S. Government Mortgage Fund, may invest in corporate debt securities as a principal investment strategy. U.S. Government Mortgage Fund may invest in such securities as a non-principal investment strategy. Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer's debt securities. As a result of the added debt burden, the credit quality and market value of an issuer's existing debt securities may decline significantly.

ASSET-BACKED SECURITIES

     Core Bond Fund, Total Return Bond Fund, Intermediate Term Bond Fund, Short Term Bond Fund and Inflation Protected Securities Fund may invest in asset-backed securities as a principal investment strategy. High Income Bond Fund and U.S. Government Mortgage Fund may invest in such securities as a non-principal investment strategy. Asset-backed securities generally constitute interests in, or obligations secured by, a pool of receivables other than mortgage loans, such as automobile loans and leases, credit card receivables, home equity loans and trade receivables. Asset-backed securities generally are issued by a private special-purpose entity. Their ratings and creditworthiness typically depend on the legal insulation of the issuer and transaction from the consequences of a sponsoring entity's bankruptcy, as well as on the credit quality of the underlying receivables and the amount and credit quality of any third-party credit enhancement supporting the underlying receivables or the asset-backed securities. Asset-backed securities and their underlying receivables generally are not issued or guaranteed by any governmental entity.

COLLATERALIZED DEBT OBLIGATIONS

     The Bond Funds, other than Intermediate Government Bond Fund and U.S. Government Mortgage Securities Fund, may invest in Collateralized Debt Obligations ("CDOs") as a non-principal investment strategy. Similar to CMOs, CDOs are debt obligations typically issued by a private special-purpose entity and collateralized principally by debt securities (including, for example, high-yield, high-risk bonds, structured finance securities including asset-backed securities, CDOs, mortgage-backed securities and REITs) or corporate loans. The special purpose entity typically issues one or more classes (sometimes referred to as "tranches") of rated debt securities, one or more unrated classes of debt securities that are generally treated as equity interests, and a residual equity interest. The tranches of CDOs typically have different interest rates, projected weighted average lives and ratings, with the higher rated tranches paying lower interest rates. One or more forms of credit enhancement are almost always necessary in a CDO structure to obtain the desired credit ratings for the most highly rated debt securities issued by the CDO. The types of credit enhancement used include "internal" credit enhancement provided by the underlying assets themselves, such as subordination, excess spread and cash collateral accounts, hedges provided by interest rate swaps, and "external" credit enhancement provided by third parties, principally financial guaranty insurance issued by monoline insurers. Despite this credit enhancement, CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and the disappearance of lower rated protecting tranches, market anticipation of defaults, as well as aversion to CDO securities as a class. CDOs can be less liquid than other publicly held debt issues, and require additional structural analysis.

INFLATION PROTECTED SECURITIES

     Inflation Protected Securities Fund invests in inflation protected securities as a principal investment strategy. The other Bond Funds may invest in such securities as a non-principal investment strategy. Inflation protected securities are fixed income securities designed to provide protection against the negative effects of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the inflation accruals as part of a semiannual coupon.

     Inflation protected securities issued by the U.S. Treasury have maturities of five, ten, twenty or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation protected bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years' inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

     If the periodic adjustment rate measuring inflation falls, the principal value of U.S. Treasury inflation protected securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation protected bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Other inflation-protected securities that accrue inflation into their principal value may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

     The value of inflation-protected securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-protected securities.

     The periodic adjustment of U.S. inflation protected bonds is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation protected securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. If the market perceives that the adjustment mechanism of an inflation-protected security does not accurately adjust for inflation, the value of the security could be adversely affected.

     While inflation protected securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. The calculation of the inflation index ratio for inflation protected securities issued by the U.S. Treasury incorporates an approximate three-month lag, which may have an effect on the trading price of the securities, particularly during periods of significant, rapid changes in the inflation index. To the extent that inflation has increased during the three months prior to an interest payment, that interest payment will not be protected from the inflation increase. Further, to the extent that inflation has increased during the final three months of a security's maturity, the final value of the security will not be protected against that increase, which will negatively impact the value of the security. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-protected securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.

     Any increase in the principal amount of an inflation-protected security will be considered taxable income to the Fund, even though the Fund does not receive its principal until maturity.

MUNICIPAL BONDS AND OTHER MUNICIPAL OBLIGATIONS

     The Tax Free Funds invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term "municipal bond" includes short-term municipal notes issued by the states and their political subdivisions.

     Municipal Bonds. The two general classifications of municipal bonds are "general obligation" bonds and "revenue" bonds. General obligation bonds are secured by the governmental issuer's pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

     Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

     Refunded Bonds. With the exception of Nebraska Tax Free Fund, the Tax Free Funds may not invest more than 25% of Fund assets in unrated securities. Investments in refunded bonds are excluded from this limitation. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. For the purposes of excluding refunded bonds from the 25% limitation on unrated securities in the Tax Free Funds, there are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity ("ETM") bonds.

     The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from one to three percent above par. This type of structure usually is used for those refundings that either reduce the issuer's interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

     Derivative Municipal Securities. Tax Free Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

     The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. Tax Free Funds may each invest up to 10% of their total assets in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations.

     Municipal Leases. The Tax Free Funds also may purchase participation interests in municipal leases. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

     Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

     In light of these concerns, the Tax Free Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund's portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Advisor may deem relevant. As set forth in "Investment Restrictions" below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

TEMPORARY TAXABLE INVESTMENTS

     The Tax Free Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the United States Government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor's, F1 by Fitch or P-1 by Moody's or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB- by Standard & Poor's or Fitch or Baa3 by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the United States Government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.

INVERSE FLOATING RATE MUNICIPAL OBLIGATIONS

     Each of the Tax Free Funds, as a principal investment strategy, may invest up to 10% of its total assets in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

ZERO COUPON SECURITIES

     The Bond Funds and the Tax Free Funds may invest in zero coupon, fixed income securities. The Tax Free Funds do so as a principal investment strategy. The Bond Funds do so as a non-principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature and are issued at substantial discounts from their value at maturity. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Because interest on zero coupon securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while zero coupon securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code of 1986, as amended (the "Code").

INTEREST RATE CAPS AND FLOORS

     As a principal investment strategy, the Bond Funds other than Intermediate Government Bond Fund may purchase or sell interest rate caps and floors to preserve a return or a spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The Tax Free Funds may do so as a non-principal investment strategy. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually based principal amount from the party selling such interest rate floor.

SWAP AGREEMENTS

     The Bond Funds other than Intermediate Government Bond Fund may enter into interest rate, total return and credit default swap agreements as a principal investment strategy. These Funds may also enter into options on the foregoing types of swap agreements ("swap options") and in bonds issued by special purpose entities that are backed by a pool of swaps.

     Swap agreements are two party contracts entered into primarily by institutional investors for a specified period of time. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular predetermined investment or index. The gross returns to be exchanged or swapped between the parties are generally calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a basket of securities representing a particular index. A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swap options.

     Interest rate swaps involve the exchange of a fixed rate of interest for a floating rate of interest, usually over a one- to ten-year term. In a total return swap, one party agrees to pay the other the "total return" of a defined underlying asset, usually in return for a specified fixed or floating cash flow unrelated to the credit worthiness of the underlying asset. A total return swap may be applied to any underlying asset but is most commonly used with equity indices, single stocks, bonds and defined portfolios of loans and mortgages. Credit default swaps involve the exchange of a monthly interest rate spread over a period of time for the risk of default by an individual corporate borrower or with respect to a basket of securities.

     One example of the use of swaps within a Fund may be to manage the interest rate sensitivity of the Fund. The Fund might receive or pay a fixed interest rate of a particular maturity and pay or receive a floating rate in order to increase or decrease the duration of the Fund. Or, the Fund may buy or sell swap options to effect the same result. The Fund may also replicate a security by selling it, placing the proceeds in cash deposits, and receiving a fixed rate in the swap market.

     Another example of the use of swaps within a Fund is the use of credit default swaps to buy or sell credit protection. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The seller of credit protection against a security or basket of securities receives an upfront or periodic payment to compensate against potential default events. The Fund may enhance income by selling protection or protect credit risk by buying protection. Market supply and demand factors may cause distortions between the cash securities market and the credit default swap market. The credit protection market is still relatively new and should be considered illiquid.

     A Fund might enter into a total return swap involving an underlying index or basket of securities to create exposure to a potentially widely-diversified range of securities in a single trade. An index total return swap can be used by a portfolio manager to assume risk, without the complications of buying the component securities from what may not always be the most liquid of markets.

     Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A Fund's current obligations under a net swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by assets determined to be liquid by the Advisor.

     The use of swap agreements by a Fund entails certain risks. Interest rate swaps could result in losses if interest rate changes are not correctly anticipated by the Fund. Total return swaps could result in losses if the underlying asset does not perform as anticipated by the fund. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

     A Fund will generally incur a greater degree of risk when it writes a swap option than when it purchases a swap option. When a Fund purchases a swap option it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swap option it will be obligated, upon exercise of the option, according to the terms of the underlying agreement.

     Because swaps are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

GUARANTEED INVESTMENT CONTRACTS

     Short Term Bond Fund may purchase investment-type insurance products such as Guaranteed Investment Contracts ("GICs") as a non-principal investment strategy. A GIC is a deferred annuity under which the purchaser agrees to pay money to an insurer (either in a lump sum or in installments) and the insurer promises to pay interest at a guaranteed rate for the life of the contract. GICs may have fixed or variable interest rates. A GIC is a general obligation of the issuing insurance company. The purchase price paid for a GIC becomes part of the general assets of the insurer, and the contract is paid at maturity from the general assets of the insurer. In general, GICs are not assignable or transferable without the permission of the issuing insurance companies and can be redeemed before maturity only at a substantial discount or penalty. GICs, therefore, are usually considered to be illiquid investments. Short Term Bond Fund will purchase only GICs which are obligations of insurance companies with a policyholder's rating of A or better by A.M. Best Company.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

     Total Return Bond Fund, Inflation Protected Securities Fund and the Tax Free Funds may invest in both investment grade and non-investment grade debt obligations. High Income Bond Fund invests primarily in non-investment grade debt obligations. Debt obligations rated less than "investment grade" are sometimes referred to as "high yield securities" or "junk bonds." To be consistent with the ratings methodology used by Lehman Brothers, the provider of the benchmarks of the Bond Funds, a debt obligation is considered to be rated "investment grade" if two of Moody's, Standard & Poor's and Fitch rate the security investment-grade (i.e. at least Baa3, BBB- and BBB-, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. Inflation Protected Securities Fund and the Tax Free Funds may invest in non-investment grade debt obligations rated at least B- by two of Standard & Poor's, Moody's and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B-, or in unrated securities determined to be of comparable quality by the Advisor. Total Return Bond Fund may not invest in non-investment grade debt obligations rated by two of Standard & Poor's, Fitch and Moody's lower than CCC-, CCC- or Caa3, respectively, unless only one of those rating agencies rates the security, in which case that rating must be at least CCC- or Caa3, or in unrated securities determined to be of comparable quality by the Advisor. There are no minimum rating requirements for High Income Bond Fund (which means that the Fund may invest in bonds in default).

     The "equity securities" in which certain Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include non-investment grade obligations.

     Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

     In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

     Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund's use of non-investment grade debt obligations may be more dependent on the Advisor's own credit analysis than is the case with investment grade obligations.

BRADY BONDS

     High Income Bond Fund and Total Return Bond Fund may invest in U.S. dollar-denominated "Brady Bonds" as a non-principal investment strategy. These foreign debt obligations, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero-coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year's interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity;
(ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the "residual risk."

     If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero-coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

FIXED AND FLOATING RATE DEBT OBLIGATIONS

     The debt obligations in which the Bond Funds invest as either a principal or non-principal investment strategy may have either fixed or floating rates. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on these securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Fixed rate securities tend to exhibit more price volatility during times of rising or falling interest rates than securities with floating rates of interest. This is because floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments based on a designated interest rate index. Fixed rate securities pay a fixed rate of interest and are more sensitive to fluctuating interest rates. In periods of rising interest rates the value of a fixed rate security is likely to fall. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like floating rate securities with respect to price volatility.

PAYMENT-IN-KIND DEBENTURES AND DELAYED INTEREST SECURITIES

     High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may invest in debentures the interest on which may be paid in other securities rather than cash ("PIKs"). Typically, during a specified term prior to the debenture's maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., "in kind" rather than in cash). The type of instrument in which interest may or will be paid would be known by the Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause the Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

     Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

PREFERRED STOCK; CONVERTIBLE SECURITIES

     The Bond Funds other than U.S. Government Mortgage Fund, Intermediate Government Bond Fund and Short Term Bond Fund, may invest in preferred stock as a non-principal investment strategy. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

     All of the Bond Funds other than Intermediate Government Bond Fund, as a non-principal investment strategy, may invest in debt securities which are convertible into or exchangeable for, or which carry warrants or other rights to acquire, common or preferred stocks. Equity interests acquired through conversion, exchange or exercise of rights to acquire stock will be disposed of by the Bond Funds as soon as practicable in an orderly manner (except that the Bond Funds that may invest in preferred stocks directly are not required to dispose of any preferred stock so acquired).

TRUST PREFERRED SECURITIES

     The Bond Funds other than Intermediate Government Bond Fund may invest in trust preferred securities as a non-principal investment strategy. Trust preferred securities are preferred securities typically issued by a special purpose trust subsidiary and backed by subordinated debt of that subsidiary's parent corporation. Trust preferred securities may have varying maturity dates, at times in excess of 30 years, or may have no specified maturity date with an onerous interest rate adjustment if not called on the first call date. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying subordinated debt. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction. See "Taxation." Trust preferred securities are subject to unique risks, which include the fact that dividend payments will only be paid if interest payments on the underlying obligations are made, which interest payments are dependent on the financial condition of the parent corporation and may be deferred for up to 20 consecutive quarters.

There is also the risk that the underlying obligations, and thus the trust preferred securities, may be prepaid after a stated call date or as a result of certain tax or regulatory events, resulting in a lower yield to maturity.

PARTICIPATION INTERESTS

     High Income Bond Fund and Total Return Bond Fund, as a non-principal investment strategy, may acquire participation interests in senior, fully secured floating rate loans that are made primarily to U.S. companies. Each Fund's investments in participation interests are subject to its limitation on investments in illiquid securities. The Funds may purchase only those participation interests that mature in one year or less, or, if maturing in more than one year, have a floating rate that is automatically adjusted at least once each year according to a specified rate for such investments, such as a published interest rate or interest rate index. Participation interests are primarily dependent upon the creditworthiness of the borrower for payment of interest and principal. Such borrowers may have difficulty making payments and may have senior securities rated as low as C by Moody's or Fitch or D by Standard & Poor's.

EXCHANGE TRADED FUNDS

     The Funds other than Intermediate Government Bond Fund may invest in exchange traded funds ("ETFs") as a non-principal investment strategy. These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. Each Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

CLOSED-END INVESTMENT COMPANIES

     The Tax Free Funds may invest up to 10% of their total assets in common or preferred shares of closed-end investment companies that invest in Fund-eligible investments. Shares of certain closed-end investment companies may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. If a Fund acquires shares of closed-end investment companies, Fund shareholders would bear both their proportionate share of the expenses of the Fund (including management and advisory fees) and, indirectly, the expenses of such closed-end investment companies.

SPECIAL FACTORS AFFECTING SINGLE STATE TAX FREE FUNDS

     As described in their Prospectuses, except during temporary defensive periods, each of Arizona Tax Free Fund, California Intermediate Tax Free Fund, California Tax Free Fund, Colorado Intermediate Tax Free Fund, Colorado Tax Free Fund, Minnesota Intermediate Tax Free Fund, Minnesota Tax Free Fund, Missouri Tax Free Fund, Nebraska Tax Free Fund, Ohio Tax Free Fund and Oregon Intermediate Tax Free Fund will invest primarily in municipal obligations issued by the state indicated by the particular Fund's name, and by the local and special-purpose political subdivisions of that state. Each such Fund, therefore, is susceptible to the political, economic and regulatory factors affecting issuers of the applicable state's municipal obligations. The following highlights only some of the more significant financial trends for each such state, and is based on information drawn from reports prepared by state budget officials, official statements and prospectuses relating to securities offerings of or on behalf of the respective state, its agencies, instrumentalities and political subdivisions, and other publicly available documents, as available on the date of this Statement of Additional Information. For each state, obligations of the local governments may be affected by budgetary pressures affecting the state and economic conditions in the state. The Funds have not independently verified any of the information contained in such official statements and other publicly available documents, but are not aware of any facts which would render such information inaccurate.

     The economy and financial operations of each state are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. The economy of any state is inextricably linked to the health of the U.S. national economy. Considerable risks remain for the national economy, including the threat of further U.S. involvement in wars abroad with Iraq and Korea. Additional threats of terrorism in the U.S. remain at the forefront of concern. Other risks include the implosion of the real estate market or confidence erosion on Wall Street due to accounting and other regulatory improprieties. These, and other national threats, may directly or indirectly influence the obligations of each state's local governments.

     Arizona. Located in the country's Sunbelt, the State of Arizona has been, and is projected to continue to be, one of the fastest growing areas in the United States. Based on 2000 U.S. census figures, Arizona ranks 20th in U.S. population. Important to the State's development is the diversity of its economic growth. As growth in the mining and agricultural employment sectors has diminished over the last 25 years, significant job growth has occurred in the areas of aerospace and high technology, construction, finance, insurance and real estate. Arizona's strong reliance on the electronics manufacturing industry exposes it to dependence on the pace of business investment in information technology products and services. High-tech industries include electronics, instruments, aircraft, space vehicles and communications. The Phoenix area has a large presence of electronics and semiconductor manufacturers. Tucson, sometimes referred to as Optics Valley for its strong cluster of entrepreneurial optics companies, also has a concentration in aerospace. In addition, the State's dependence on the hospitality and construction industries exposes its economy to shocks in consumer confidence.

     The State is divided into 15 counties. Two of these counties, Maricopa County and Pima County, are more urban in nature and account for approximately 75 percent of total population and 80 percent of total wage and salary employment in Arizona, based on 2000 estimates. Located within Maricopa County is the greater Phoenix metropolitan area, which consists of the city of Phoenix, the sixth largest city in the United States, and the surrounding cities of Scottsdale, Tempe, Mesa, Glendale, Chandler, Peoria, Gilbert and Avondale. Located within Pima County is the Tucson metropolitan area, which is dominated by the city of Tucson, the State's second most populous city. Arizona's population is concentrated in the Phoenix area. Also, the statewide population tends to fluctuate seasonally. The State has a significant winter tourist and part-time resident population. These demographic factors affect the amounts of revenue generated to pay for Arizona bonds. It also limits the diversity of these bonds.

     Arizona was hit hard in the last nation-wide recession that began in 2001, primarily because so many of the State's export industries -- those that bring money into the region from outside --are tied to business spending. Tourism, particularly in the urban areas, is heavily skewed to business travel. Manufacturing, which is heavily high tech, is also tied to business spending as a result of the massive levels of investment by firms in productivity tools. As of November 20, 2005, Arizona's economy continued its recent economic progress at a solid pace. While the unemployment rate edged down to 4.9 percent in October 2005, non-farm employment rose to 2.52 million, a 4.2 percent increase from a year ago. More than 100,000 jobs were added in 2004, with the private sector accounting for more than 95 percent of the increase. While manufacturing was flat, construction added almost 25,000 jobs since the end of 2004. In 2005, the fastest-growing industry in Arizona is construction, accounting for one out of every four new jobs in 2005. The forecasted rise in business spending on the national level should benefit Arizona significantly, as should any boost from a weaker dollar.

     The biggest risk for the Arizona economy is that the U.S. economy will not grow as fast as expected. The State is also exposed to the same risks as the nation at large with respect the export picture. Like all states, Arizona is exposed to the repercussions of geopolitical shocks. Fortunately, a relatively high share of Arizona exports [head to] Asia, and that region is performing relatively well, economically. Further, many of Arizona's Asian exports are assembled into products that are imported into the U.S., where consumer demand is generally higher than most countries.

     Budgetary pressures that affect State and economic conditions may also affect obligations of the State or local governments. On May 5, 2005 both the Arizona House and Senate passed a compromise budget plan of $8.2 billion. The enacted FY 2006 budget was based on total revenues of $8.25 billion. The FY 2006 budget assumes that both the national and Arizona economies will continue to grow, but at a more moderate level than the extraordinary growth rates seen in FY 2005. The budget is built on a revenue growth rate (excluding one-time financing sources) of 7.4 percent in FY 2006 compared to a forecasted FY 2005 growth rate of 13.3 percent. Adjusting for tax law and revenue changes as noted in the following sections, the FY 2006 growth rate is estimated to be 7.2 percent. Certain municipal securities of local Arizona governments may be obligations of issuers that rely on State aid, and future cuts in State spending and budgetary constraints may adversely affect local government by shifting additional monetary and administrative burdens onto local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

     Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. Since most of the State's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession. In Arizona, on average, around 88 percent of General Fund revenue flow is made up of individual income tax and sales tax collections, with corporate income taxes accounting for less than 10 percent even in robust years. For the fiscal year ended June 30, 2005, revenues deposited into the State's general fund nearly reached $8 billion, an increase of 18.7 percent over the prior year. All three major tax sources recorded out-sized gains. Corporate income taxes, which comprise 8.6 percent of total revenues, rose by 42.1 percent. Individual income taxes (36.4 percent of the total) increased 28.9 percent. Sales and use taxes, the largest source at nearly 45 percent, rose by 11.1 percent. In December 2005, the Joint Legislative Budget Committee reported that general fund revenues for October 2005 were $32.1 million above forecasts, providing Arizona with a surplus of $237.8 million since the new fiscal year began July 1. However, October 2005 revenues were just 10.8 percent above October 2004, less than the 15 percent to 20 percent growth rates the State has enjoyed for the last few months, according to the budget committee's report released on November 30, 2005. The enacted budget requires any FY 2006 revenues above forecast to be deposited into the Budget Stabilization Fund. The first deposit will not be made until Joint Legislative Budget Committee Staff and the Governor's Office of Strategic Planning and Budgeting ("OSPB") report in February 2006 on revenues for the first six months of the fiscal year.

     The State of Arizona does not issue general obligation bonds. As a result, Arizona municipal bonds are issued by local jurisdictions (cities, school districts) or are tied to specific municipal projects. This also means that bonds are not always backed by statewide revenues. The State enters into certain lease transactions that are subject to annual review at its option. Local governmental units in the State are also authorized to incur indebtedness. The major source of financing for such local government indebtedness is an ad valorem property tax. In addition to financing public projects, local governments may also issue revenue bonds to be paid from the revenues of an enterprise or the proceeds of an excise tax, or from assessment bonds payable from special assessments. Arizona local governments have also financed public projects through leases that are subject to annual appropriation at the option of the local government.

     In September of 2003, Moody's and Standard and Poor's placed Arizona on negative watch citing budgetary constraints and lack of financial flexibility as the reason. In February of 2004, Moody's reaffirmed Arizona's investment grade credit rating at "A1" but changed the outlook for the State from negative to stable. Moody's upgrade was based on several factors, including: (i) signs that the State's economy was improving, as gauged by key economic indicators; (ii) an improvement in Arizona's fiscal picture and an unexpected increase in revenue collections over the last two fiscal years' predictions; and (iii) adequate cash balances in the State's current and projected cash operating funds. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Fund may invest. As of March 2005, Moody's rated Arizona's lease obligations at "Aa3." As of December 2005, Standard and Poor's rated Arizona's lease obligations at "AA." The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by Standard & Poor's.

     In 1990 the State legislature enacted a formula-based Budget Stabilization Fund (a "Rainy Day" fund) into which deposits are required to be made during years of "above-trend" economic growth, for use in "below-trend" periods. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

     Local governments face additional risks and constraints that may limit their ability to raise money. Certain obligations held by the Arizona Tax Free Fund may be obligations of issuers that rely in whole or in part, directly or indirectly, on ad valorem property taxes as a source of revenue. Arizona law limits the taxing powers of Arizona local governments and districts. Arizona has two components of property taxes--primary and secondary. Primary property taxes can be collected by the State, counties, cities, community college or school districts and are dedicated for operation and maintenance expenditures of the respective jurisdiction. Secondary property taxes may be levied for voter-approved budget overrides, special districts, or to pay for bonded indebtedness.

     Under the primary system, limitations have been enacted that restrict the ability to raise property taxes. Property value is the basis for determining primary property taxes of locally assessed real property and may increase by more than 10 percent per year only under certain circumstances. Under the secondary system, there is no limitation on annual increases in full cash value of any property. Additionally, under the primary system, annual tax levies are limited based on the nature of the property being taxed, and the nature of the taxing authority. Taxes levied for primary purposes on residential property only are limited to 1 percent of the full cash value of such property. In addition, taxes levied for primary purposes on all types of property by counties, cities, towns and community college districts are limited to a maximum increase of 2 percent over the prior year's levy, plus any amount directly attributable to new construction and annexation and involuntary tort judgments. The 2 percent limitation does not apply to taxes levied for primary purposes on behalf of local school districts. Annual tax levies for bonded indebtedness and special district assessments are unlimited under the secondary system. There are periodic attempts in the form of voter initiatives and legislative proposals to further limit the amount of annual increases in taxes that can be levied by the various taxing jurisdictions without voter approval. It is possible that if such a proposal were enacted, there would be an adverse impact on State or local government financing. It is not possible to predict whether any such proposals will be enacted in the future or what would be their possible impact on State or local government financing.

     Provisions of the Arizona Constitution and State legislation limit increases in annual expenditures by counties, cities and towns and community college districts and school districts to an amount determined by the Arizona Economic Estimates Commission. This limitation is based on the entity's actual expenditures for fiscal year 1979-80, with this base adjusted annually to reflect changes in population, cost of living, and boundaries.

     Budgetary pressures affecting the State and the ability of the State to raise revenue may affect obligations of the State or local governments. In November of 1992 a law was passed stating that any legislation that provides for a net increase in State revenues will be effective only on the affirmative vote of two-thirds of the members of each house of the State legislature, and gubernatorial approval. If the Governor vetoes the measure, the legislation may not become effective unless it is approved by an affirmative vote of three-fourths of the members of each house. The constitutional amendment does not apply to the effects of inflation, increasing assessed valuation or any other similar effect that increases State revenue but which is not caused by an affirmative act of the legislature.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Arizona municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Arizona Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Arizona municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Arizona municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     California. The economy of the State of California is the largest in the United States and one of the largest in the world. Although agriculture is gradually yielding to industry as the core of the State's economy, California leads the nation in the production of fruits and vegetables, including carrots, lettuce, onions, broccoli, tomatoes, and strawberries. Much of the State's industrial production depends on the processing of farm produce and upon such local resources as petroleum, natural gas, lumber, cement, and sand and gravel. Since World War II, however, manufacturing, notably of electronic equipment, computers, machinery, transportation equipment, and metal products, has increased enormously. These demographic factors affect the amounts of revenue generated to pay for California bonds.

     The State's population of over 35 million has more doubled since 1960 and now constitutes about 12 percent of the U.S. total. Following the severe recession in the early 1990s, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, entertainment, tourism, and construction, and also with very strong growth in exports. In 2001, the State began showing the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector and entered a mild recession. International trade also slowed reflecting weakness in overseas economies (particularly in Asia). The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, economic decline in tourism-based areas. Job losses were concentrated in the San Francisco Bay Area, particularly in high technology industries; while economic conditions were better in other parts of the State.

     Statistics released since January 2005 show that the California economy significantly improved in 2004. As recently as the second half of 2003, personal income was growing at a 4.1 percent year-over-year pace. By the second half of 2004, however, the pace had accelerated to 6.3 percent. California's personal income growth has outstripped the nation's since the fourth quarter of 2003.

     Made-in-California exports began to expand substantially in 2004, reaching their highest level since 2000. Building on solid growth in the final months of 2003, exports surged by 17 percent during 2004. High-tech exports expanded by more than 15 percent, and exports of both non-electrical machinery and transportation equipment grew by more than 30 percent. State exports expanded to all major markets, led by sharp gains in shipments to Mexico, Japan, China, South Korea, Taiwan, Canada, Singapore, and the United Kingdom. California deliveries to China grew by over 25 percent in 2004, the fastest pace among the State's major trading partners. California's residential real estate markets made impressive gains in 2004, but cooled somewhat during the first quarter of 2005. Buoyed by job market gains, improved personal income gains, and low mortgage rates, home sales were robust throughout 2004, and the median single-family home price appreciated by over 21 percent from 2003. While real estate markets remained vigorous in early 2005, sales and price gains are not likely to be as big in 2005 as in 2004. During the first three months of 2005, both the inventory of homes for sale and the time it took to sell a home rose substantially from a year earlier.

     As the economy pulled out of recession, a much-welcomed development in 2004 was the renewal of employment growth. Over 250,000 new nonfarm payroll jobs were created during 2004, the first good gain since 2000. The average level of nonfarm payroll employment was 147,000 higher in 2004 than in 2003. From October 2004 to October 2005, nonfarm payroll employment grew by 1.3 percent, as compared to 1.4 percent in the nation.

     In the first quarter of 2005, total housing permits granted were down slightly from a year earlier. But existing home sales remained brisk, and the value of nonresidential permits increased. Residential building permit issuances averaged 213,000 units during the first ten months of 2005, a 2.4 percent improvement on the same months of 2004. The State's tourism industry continues to improve, as evidenced by increased airport passenger counts and higher hotel/ motel occupancy rates.

     At the midpoint of 2005, California was enjoying a well-balanced economic expansion. Sustained job and wage growth coupled with robust business profits were supporting a healthy real estate market as well as expanding home and business construction activity. California also passed a notable milestone in May 2005 - total industry employment surpassed the previous peak employment level reached just before the 2001 recession. Economic reports from October 2005 indicate that while the California economy is improved from a year ago, recent evidence points to moderating growth.

     California's economy continued to generate new jobs through the third quarter of 2005, and the State's unemployment rate continued to fall. In October 2005, California posted an unemployment rate of 5.2 percent, up slightly from
5.1 percent in September, but down significantly from 6.0 percent in October 2004. In comparison, the national unemployment rate for the same periods was 5.0 percent, 5.1 percent, and 5.5 percent, respectively. In October 2005, the State posted total employment (seasonally adjusted) of over 17 million, a slight improvement over September 2005, and a gain of nearly 500,000 jobs since October 2004.

     The California Department of Finance projects that, on an annual average basis, job growth will improve to 1.7 percent in California in 2005 and 2006. Unemployment is not expected to change much during the rest of 2005 and in 2006. Growth in total State personal income will dip slightly in 2005 before edging up in 2006. Housing permits will trend downward.

     In early 2005, Governor Schwarzenegger proposed his budget for the 2005-06 fiscal year. The Governor noted that, in the absence of corrective actions to slow spending growth and other policy changes, the State would spend $92.6 billion in General Fund monies in fiscal year 2005-06, with only $84.2 billion in resources estimated to be available. Taking into account the need to provide for a reserve of $500 million and to fund other adjustments totaling $170 million, the Governor projected a budget gap of $9.1 billion. This projected gap was due to: (a) an operating deficit in 2004-05 of $1.7 billion, (b) a gap between the growth in baseline expenditures and revenues of $5.2 billion, (c) the loss of $2 billion of Economic Recovery Bonds that were used to help fill the gap in 2004-05, and (d) $170 million for other adjustments.

     The changes proposed by the Governor to close the gap consisted mostly of reductions in the rate of increase of spending, totaling $7 billion. The Governor's budget also proposed to close the gap by (a) using $1.7 billion of the Economic Recovery Bonds (authorized by the California taxpayers in Proposition 57), which was about $300 million less borrowing than was included in the Budget Act of 2004 and (b) a variety of proposals to increase revenues by a total of $409 million without tax increases.

     In May 2005, the Governor released a budget which acknowledged improved economic conditions and forecasts in the intervening months since he submitted his original budget. However, because national economic trends pointed toward a slowing of the recovery after 2006, and because of the difficulty in predicting economic trends, the Governor choose to treat the largest portion of the new revenue predicted since January 2005 as one-time rather than permanent.

     The Governor's revised budget included no new borrowing and no further borrowings from the Economic Recovery Bonds, leaving more room for those bonds should difficulties arise in future years. The revised budget also allowed for the State to make a substantial boost in rebuilding its infrastructure by allowing all the money in the Proposition 42 account to go to its intended purpose (Proposition 42 requires revenues from certain state sales and use taxes to be used only for certain transportation purposes, except that by a vote of two-thirds the Legislature may suspend or modify the percentage allocation of revenues).

     The effects of California's strong economy can be seen clearly in the actual General Fund revenues received by the State through October 2005. In October 2005, California received actual General Fund revenues of $5.542 billion, which was $478 million above forecast. For the 2005-06 budget year-to-date (through October 2005), California received actual General Fund revenues of $26.23 billion, which was $1.70 billion (nearly 7 percent) over forecast.

     In the future, local governments could potentially face large costs associated with the burden of administering new programs if responsibility for these programs is transferred from the State to the local governments. In addition, local governments in California could suffer fiscally if the State government halts payments to local governments. For example, when vehicle license fees, which go to local governments, were recently lowered, the State contributed the amount of money lost so local governments would not lose needed income. The Governor's May 2005 revised budget, by way of example, included pay-back of 50 percent of the Vehicle License Fee Gap due to local governments. Local governments could suffer financially if the State government were to halt such payments. In addition, local governments may face other reductions in State fiscal aid for various programs.

     The average credit rating among states in the U.S. for "full faith and credit" state debt is "Aa2" as determined by Moody's and "AA" as determined by Standard & Poor's. Prior to 1991, the State's general obligation bonds had enjoyed the highest rating by either Moody's or Standard & Poor's. However, California's credit quality declined after the onset of the national recession in 1990. By the end of December 2003, the State's rating with Standard & Poor's had dropped to "BBB", and its rating with Moody's had dropped to "Baa1," just three steps above "junk," the level at which many institutional investors do not invest in the securities.

     Since the end of 2003, California's general obligation bond ratings improved only slightly. In May 2004, Moody's upgraded the State's rating to "A3," and the State was assigned a positive rating outlook. Moody's announcement was the first ratings upgrade for California in nearly four years. In August 2004, Fitch removed California from its Rating Watch Negative list, and that same month Standard & Poor's raised California's rating to "A." As of August 2005, California was rated "A2" by Moody's, "A" by Standard and Poor's, and "A" by Fitch.

     Despite the upgrades, the State's general obligation bond ratings remain well below average for U.S. states and remain among the lowest of all of the U.S. states due to State its ongoing fiscal challenges. Should the financial condition of California deteriorate, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

     In addition to California's credit quality, there are a number of additional risks to investing in California municipal securities. Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. Such revenues may be affected by limitations imposed on new taxes or tax increases. In 1978, State voters approved an amendment to the State Constitution known as Proposition 13. The amendment limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property tax revenues. State legislation was adopted that provided for the reallocation of property taxes and other revenues to local public agencies, increased State aid to such agencies, and provided for the assumption by the State of certain obligations previously paid out of local funds. More recent legislation has reduced State assistance payments to local governments. There can be no assurance that any particular level of State aid to local governments will be maintained in future years.

     To close certain loopholes in previously passed Propositions, California voters approved Proposition 218. The initiative applied the provisions of Proposition 62 to all entities, including charter cities. It requires that all taxes for general purposes obtain a simple majority popular vote and that taxes for special purposes obtain a two-thirds majority vote. Prior to the effectiveness of Proposition 218, charter cities could levy certain taxes such as transient occupancy taxes and utility user's taxes without a popular vote. Proposition 218 limits the authority of local governments to impose property-related assessments, fees and charges, requiring that such assessments be limited to the special benefit conferred and prohibiting their use for general governmental services. Proposition 218 also allows voters to use their initiative power to reduce or repeal previously authorized taxes, assessments, fees and charges. Due to limitations like

Propositions 13, 62 and 218, obligations of the State or local governments may be affected by the ability of the State to raise revenue.

     Another risk, which results from Article 13(A) of the California Constitution, concerns the security provisions for debt repayment. Since 1986, general obligation debt issued by local governments has required voter approval by a two-thirds majority. As a result, much of tax-backed debt now issued by California local governments is not general obligation debt, does not have "full faith and credit" backing, and has higher credit risk and more limited bondholder rights.

     Some risks in California apply more to local issuers than to state government. In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing. In some parts of California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.

     Some local governments in California have experienced notable financial difficulties, and there is no assurance that any California issuer will make full or timely payments of principal or interest or remain solvent. For example, in December 1994, Orange County, California, together with its pooled investment funds, which included investment funds from other governments, filed for bankruptcy. Orange County has since emerged from bankruptcy. Los Angeles County, the nation's largest county, in the recent past has also experienced financial difficulty and its financial condition will continue to be affected by the large number of county residents who are dependent on government services and a structural deficit in its health department.

     California has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry. These include imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing and other requirements. Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summers of 2001 and 2002 there were no electricity blackouts or shortages of natural gas. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of State domestic product. Additional risks exist and others may develop in the future. The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

     Finally, California is subject to unique natural hazard risks. Earthquakes can cause localized economic harm that could limit the ability of governments to repay debt. Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. One of the State's most acute problems is its need for water. Wells and underground aquifers are drying up in San Diego County and Southern California because of five years of drought, an occurrence that has had little effect upon current water supplies, but which could eventually put added strain on the region's scarcest, shrinking, resource. Cutbacks in federally funded water projects in the 1970s and 80s led many California cities to begin buying water from areas with a surplus, but political problems associated with water sharing continue.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of California municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the California Intermediate Tax Free Fund and California Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of California municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of California municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

     Colorado. The State of Colorado is the most populous state in the Rocky Mountain region. The State has two distinctive geographic and economic areas. The eastern half of the State consists of the eastern plains, which are flat, open and largely devoted to farming, and the Front Range, which contains the major metropolises. The State's population and wealth are concentrated in the Front Range, principally in four major metropolitan areas: Denver/Boulder, Colorado Springs, Fort Collins/Greeley and Pueblo. These demographic factors affect the amounts of revenue generated to pay for Colorado bonds. They may also limit the diversity of these bonds.

     Denver, the State capital and the largest city in Colorado, is the major economic center in the State and the Rocky Mountain region, having developed as a regional center for transportation, communication, finance and banking. More recently, the Front Range has attracted advanced-technology industries. The State's economy is sensitive to the national economy, leading to economic performance that depends a great deal on economic performance at the national level. The State economy and State financial operations are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures.

     Colorado was arguably among the hardest hit during the last national recession, primarily because of the region's higher employment concentration in the areas of technology, telecommunications, travel, and tourism. Employment conditions deteriorated more than the national average resulting in slower personal income growth. Homebuilding and commercial construction softened amid weakening demand and rising office vacancies. Residential home building rebounded in 2004 and the trend of increasing unemployment reversed in 2004. As of December 2005 Colorado's economy was on the verge of returning to its pre-recession level of 2.25 million jobs. According to an economic forecast released December 5, 2005, Colorado's economy will continue its slow recovery with a 2.3 percent increase in jobs in 2006, enough to regain a key employment level first achieved four years ago. The October 2005 seasonally adjusted unemployment rate in Colorado was 4.9 percent. This compares with a 5.2 percent revised unemployment rate in September 2005 and 5.4 percent in October 2004. As the national economy rebounds, the State economy is expected to follow.

     Although Colorado has no outstanding general obligation debt, Standard & Poor's rates Colorado lease obligations AA as of November 29, 2005. Moody's and Fitch have no ratings for Colorado obligations. These ratings reflect the State's credit quality only and do not indicate the creditworthiness of other tax-exempt securities in which the Funds may invest.

     The State's budget process begins in June of each year when State departments prepare both operating and capital budgets for the fiscal year beginning 13 months later. In August, these budgets are submitted to the Office of State Planning and Budgeting ("OSPB") for review and analysis. The OSPB advises the governor on departmental budget requests and overall budgetary status. Budget decisions are made by the governor following consultation with affected departments and the OSPB. The State Constitution requires that expenditures for any fiscal year not exceed revenues for such fiscal year.

     Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. The largest source of the State's General Fund revenues is receipts generated by the individual income tax. Since most of Colorado's tax revenues come from volatile sources - sales and personal income taxes - the result is often fiscal stress during times of recession.

     Like many states, the State of Colorado faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of September 11, 2001. Over the last few years, however, the State's financial situation has improved. Colorado managed to close an $809 million gap in 2003 with spending reductions and revenue enhancement measures. In fiscal year 2002-03, the State's General Fund ended the year with a $224.9 million reserve, and a $346.9 million reserve in fiscal year 2003-04. In FY 2004-05, the State's General Fund ended the year with a $331.4 million reserve. This reserve exceeded the statutory four percent reserve by $94 million.

     In June 2005, the OSPB released its budget forecast, noting that General Fund revenues are forecast to increase 5.8 percent in FY 2004-05 and 4.5 percent in FY 2005-06. The OSPB also forecasted that Cash Fund revenues would increase
11.2 percent in FY 2004-05 and decrease 3.4 percent in FY 2005-06. In September 2005, the OSPB revised its forecast to state that gross General Fund revenues would increase 4.6 percent in FY 2005-06 and 5.9 percent in FY 2006-07 and further that Cash Fund revenues would increase 4.4 percent in FY 2005-06 and decrease 3.7 percent in FY 2006-07. The September 2005 OSPB forecast for FY 2005-06 General Fund revenues is $74.3 million higher than the June 2005 OSPB forecast and the forecast for General Fund revenues in FY 2006-07 is $10.4 million higher. The FY 2005-06 increase is due to the strengthening Colorado economy and growing personal income. The OSPB's September 2005 forecast assumed that the State's job market and economy would continue to recover. Through September 2005, FY 2005-06 individual income tax receipts are up 6.2 percent, while excise taxes were up 5.1 percent. Year-to-date tax revenue for October 2005 was $2,203.4 million, which was 1.3 percent under the current estimate and
0.2 percent under the June 20, 2005 estimate.

     The adoption by voters of revenue and expenditure limitations poses additional risks in Colorado. In Colorado, unlike many states, only voters can approve tax increases, making it harder to increase State and local revenues. The

Taxpayers Bill of Rights ("TABOR") is one limitation, which applies to all levels of State and local government. TABOR limits increases in State revenue collections from one year to the next to the rate of inflation rate plus the percentage of population growth and requires voter approval of tax increases. Voter approval is also required for any new taxes or to increase current taxes. Any surpluses the State collects must be returned to taxpayers. There is no provision in TABOR to account for cyclical revenue swings. After logging TABOR revenue surpluses for five years, the TABOR surplus disappeared in fiscal year 2001-02 and remained absent through fiscal year 2003-04. Indeed, fiscal year 2002-03 TABOR revenues were lower than the TABOR limit by $584.3 million. In FY 2004-05, the TABOR surplus reappeared after a four-year absence, totaling $44.7 million.

     Two measures passed by voters in the November 2000 election lowered the TABOR surplus each year by at least $250 million. Amendment 23, which provides increased public school funding, and Referendum A, which is also known as the Senior Homestead Exemption and provides property tax relief for senior citizens, both exempt revenues from the TABOR restriction.

     On November 1, 2005, Colorado voters approved statewide measure Referendum C, which permits the State to keep and spend revenues above normal TABOR limits for five years. Some $440 million of the revenue made available by Referendum C can be used in the fiscal year ending June 30, 2006. These results mean that the State will be allowed to retain all of the revenue that it receives over the next 5 years. It also means that the Constitutional TABOR revenue will, beginning in the sixth year, be the amount of actual revenue received by the State in the highest of the 5 years. After that, the allowable revenue formula will once again be population change plus CPI, regardless of actual revenue collections. In effect, this removes TABOR's ratchet from the State Constitution. Over the next five years, money that would have been refunded to taxpayers will be dedicated to health care, education, and transportation. It should be noted that Colorado's General Fund is still subject to the six percent spending increase limit contained in the Arveschoug-Bird bill. Arveschoug-Bird limits state General Fund appropriations to an annual increase of six percent over the prior year or, in total, five percent of state personal income. General Fund revenue received over this amount is transferred to nonoperating funds for capital construction and highways. The Joint Budget Committee and the General Assembly will have to continue to treat the six percent spending limit as a floor as well as a ceiling, because any appropriation below a 6 percent growth rate becomes the basis for the next year.

     The State has accumulated very limited emergency reserve funds and it does not currently have a device in place, such as a "Rainy Day" fund, to smooth government revenues and expenditures over the business cycle. Colorado operates under two separate reserve requirements that obligate the State to set aside moneys. First, the statutory reserve requires that four percent of General Fund appropriations be set aside for revenue shortfalls. If at any time during the year revenue projections indicate that there would not be sufficient General Fund revenues to maintain at least half of the required four percent (i.e., two percent), the Governor must take steps to reduce or restrict spending. Secondly,
Article XX of the Colorado Constitution, enacted by popular vote in response to the 1992 TABOR initiative, includes a requirement for an "emergency reserve fund" of three percent of the annual budget. This emergency reserve fund is specifically forbidden for use in economic emergencies. It can only be used in the case of a natural disaster like a flood or tornado, and all dollars used must be repaid by the close of the fiscal year.

     Issuers of municipal securities that rely on revenue sources, such as property taxes, may encounter financial constraints that impact the obligations of these issuers. Recently, many of the State's resort-related commercial real estate has converted to residential property in the form of timeshares. Under the State constitution, commercial properties are taxed at a higher rate than are residential parcels. As more commercial real estate converts into residential real estate, there may be less tax income from property tax to fund local governments. Under the Gallagher Amendment to the Colorado Constitution enacted in 1982 the State's total residential assessed value cannot make up more than 45 percent of the overall assessed value of property in the State. That means as home values rise, or new homes are constructed, the 45 percent cap forces residential real estate to be assessed at an ever-decreasing rate.

     The State's tourism industry rebounded during 2003 after suffering through the previous year's drought and wildfires. In August 2005, approximately 4.1 million people traveled through Denver International Airport, setting a new record as the third busiest month in the airport's history. The 2.8 percent increase brought the total year-to-date passenger total to 29.5 million. If there is another U.S. terrorist attack, Colorado's tourism industry could be hurt as visitors fearful of traveling stay home.

     Finally, Colorado is subject to unique natural hazard risks. One unpredictable factor is the weather. If there is good snow for the upcoming ski season the profits of ski resorts and the tourism industry as a whole could likely benefit. The State's mountain resorts reported an increase in the number of visits during the 2004-2005 ski season.

Skier visits totaled 11.8 million, increasing nearly 5 percent compared with
11.3 million visits reported during the 2003-2004 season.

     Ample snow would also likely mean fuller reservoirs and could potentially reduce the chance of future severe droughts like the one recently experienced. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. According to snowpack measurements released in December 2005, the statewide snowpack was only 84 percent of the 30-year average. Winter snowpack is vital in Colorado, providing more than 80 percent of the water residents, farms and industries use year round. The southwestern part of the State, which was hit hardest by the severe Colorado drought that began in 2000, is in the worst shape again in 2005. Snowpack in the Upper Rio Grande basin was 23 percent of average as of December 2005.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Colorado municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Colorado Intermediate Tax Free Fund and Colorado Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Colorado municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Colorado municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

     Minnesota. Minnesota's constitutionally prescribed fiscal period is a biennium, and Minnesota operates on a biennial budget basis. Legislative appropriations for each biennium are prepared and adopted during the final legislative session of the immediately preceding biennium. Prior to each fiscal year of a biennium, Minnesota's Department of Finance allots a portion of the applicable biennial appropriation to each agency or other entity for which an appropriation has been made. An agency or other entity may not expend moneys in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, Minnesota's commissioner of finance, with the approval of the governor, is required to reduce allotments to the extent necessary to balance expenditures and forecasted available resources for the then current biennium. The governor may prefer legislative action when a large reduction in expenditures appears necessary, and if Minnesota's legislature is not in session the governor is empowered to convene a special session.

     Diversity and a significant natural resource base are two important characteristics of the Minnesota economy. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in the manufacturing categories of fabricated metals, machinery, computers and electronics, food, and printing and related areas. The State's unemployment rate continues to be substantially less than the national unemployment rate. Since 1980, Minnesota per capita income generally has remained above the national average. In 2004, Minnesota per capita personal income was 108.9 percent of its U.S. counterpart. Payroll employment growth in Minnesota, however, has been weaker than the national average since the beginning of the recession in 2001.

     The State relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. During the first half of 2003, the State addressed substantial projected budget deficits by substantially reducing projected spending, including aid to local government and higher education, transferring funds from other accounts, deferring certain expenditures and transfers, in some cases by borrowing funds, deferring certain sales tax refunds, and raising fees. On February 27, 2004, the Minnesota Department of Finance released an Economic Forecast projecting, under then current laws, a general fund deficit of $160 million for the biennium ending June 30, 2005. A forecasted deficit is not automatically reduced by the budget reserve, because gubernatorial or legislative action is required to access the reserve. Minnesota's Constitution prohibits borrowing for operating purposes beyond the end of a biennium, but the commissioner of finance, with the approval of the governor, has statutory authority in the event of a projected deficit to release reserve funds and reduce unexpended allotments of prior transfers and appropriations. The State legislature adjourned its 2004 regular session without substantially reducing the projected deficit, but the Governor exercised his statutory powers to eliminate the projected deficit, primarily through reductions in spending. On February 28, 2005, the Department of Finance released an updated Economic Forecast projecting, under then current laws, a general fund balance of $175 million for the biennium ending June 30, 2005, but, after reflecting legislatively mandated allocations of this surplus to restoring the State's budget reserve to $653 million and reversing some shifts in the timing of school aid payments, the projected balance was reduced to zero. The Department also forecast a $466 million General Fund shortfall for the biennium ending June 30,

2007, after allowing for a $350 million cash flow account and a $653 million budget reserve, based on projected expenditures of $30.2 billion. The State enacted legislation to eliminate the shortfall, largely relying on a new cigarette fee and a variety of tax increases.

     On November 30, 2005, the Department of Finance released an updated Economic Forecast projecting, under then current laws, a general fund balance of $701 million for the biennium ending June 30, 2007, after allowing for a $350 million cash flow account, a $653 million budget reserve, and a $317 million tax relief account, all as provided by law, based on projected expenditures for the biennium of $30.65 billion. Current law, however, requires the $701 million balance to be used to reverse certain shifts between biennia in the timing of payments to school districts, resulting in an adjusted projected General Fund balance at June 30, 2007 of zero, after allowing for the cash flow account, budget reserve and tax relief account, and projected expenditures for the biennium of $31.35 billion. Following the release of the November 2005 Economic Forecast, a Minnesota district court invalidated the State's new health impact fee on tobacco products. The State plans to appeal this decision, but if the decision is upheld the adverse effect on the State's General Fund could be as much as $401 million for the current biennium. The Minnesota Council of Economic Advisors has, for some time, urged the State to increase its budget reserve substantially to 5 percent of biennial spending.

     The State is a party to a variety of civil actions that could adversely affect the State's General Fund. In addition, substantial portions of State and local revenues are derived from federal expenditures, and reductions in federal aid to the State and its political subdivisions and other federal spending cuts may have substantial adverse effects on the economic and fiscal condition of the State and its local governmental units. Risks are inherent in making revenue and expenditure forecasts. Economic or fiscal conditions less favorable than those reflected in State budget forecasts may create additional budgetary pressures.

     State grants and aids represent a large percentage of the total revenues of cities, towns, counties and school districts in Minnesota, so State budgetary difficulties may have substantial adverse effects on such local government units. Generally, the State has no obligation to make payments on local obligations in the event of a default. Accordingly, factors in addition to the State's financial and economic condition will affect the creditworthiness of Minnesota tax-exempt obligations that are not backed by the full faith and credit of the State. Even with respect to revenue obligations, no assurance can be given that economic or other fiscal difficulties and the resultant impact on State and local government finances will not adversely affect the ability of the respective obligors to make timely payment of the principal of and interest on Minnesota tax-exempt obligations that are held by the Fund or the value or marketability of such obligations.

     Certain Minnesota tax legislation (see "Tax Matters - Minnesota Tax Matters") and possible future changes in federal and State income tax laws, including rate reductions, could adversely affect the value and marketability of Minnesota municipal bonds held by the Fund.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Minnesota municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Funds are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Minnesota municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Funds are unable to predict whether or to what extent such factors or other factors may affect the issuers of Minnesota municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Funds to pay interest on or principal of such obligations.

     Missouri. Missouri's economic base is diversified and its economic profile generally resembles that of the nation. Like the national economy, most recent economic indicators show that Missouri's economy is strong and growing. From January 2005 to October 2005, Missouri added more than 33,000 new jobs. This figure actually reflects a slight decrease in employment during the third quarter of 2005. Through June 2005, Missouri's total nonfarm employment had increased by 39,700, or 1.5 percent, for the year. Only six states experienced more rapid payroll employment than Missouri during the first half of 2005.

     Missouri's unemployment rate has improved consistent with the job growth seen during the first part of 2005. After peaking at 6 percent in January 2005, Missouri's seasonally adjusted unemployment rate fell to 5 percent in

October 2005, equal to the national unemployment rate. Missouri's October 2005 unemployment rate was significantly lower than the rate for the same month in 2004 and was among the lowest unemployment rates in Missouri since 2001.

     Improvement in the manufacturing sector continues to contribute to Missouri's economic recovery notwithstanding general declines in manufacturing nationwide. Manufacturing jobs make up about 11 percent of Missouri employment. Since Missouri's relatively modest manufacturing job losses in 2003, manufacturing trends continue to outpace the country. Missouri added 4,500 manufacturing jobs during the period between November 2003 and November 2004 and added more than 5,000 manufacturing jobs during the first half of 2005. Because Missouri and certain municipalities have large exposure to manufacturing, trends in these industries, over the long term, may impact the demographic and financial position of Missouri and its municipalities.

     Defense-related businesses play an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense-related businesses receive sizable annual defense contract awards, and thus Missouri is vulnerable to possible cutbacks in defense spending. Over the past decade, Missouri has consistently ranked among the top eight states in total military contract awards. Agriculture is also important to the Missouri economy. The State consistently ranks high in the amount of cash it receives from farm crops, livestock and products. Because of this, Missouri is subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, in addition to affecting drinking water and power supplies.

     Missouri's budget is approved on an annual basis. The budget for fiscal year 2006 began July 2005. The State's budget summary for fiscal year 2006 notes that initial fiscal year 2006 revenue estimates projected net revenue growth of
2.9 percent for the year. Revenue for fiscal year 2006 was expected to be depressed due to the completed phase-out of the estate tax and the implementation of a 2004 transportation ballot initiative known as Constitutional Amendment No. 3, which limits the amount of highway funds that may be received by the Department of Revenue. The estate tax phase-out and Constitutional Amendment No. 3 were expected to lower revenue collections by $33 million and $30.4 million, respectively. In addition, Constitutional Amendment No. 3 was expected to result in an additional $31.7 million in costs that must be borne by the general revenue fund.

     Actual general revenue collections for the fiscal year to-date have been ahead of projections and significantly in excess of the prior year's revenue. From July 2005 through October 2005, Missouri collected $2.2 billion in revenue compared with $2.1 billion during the same period the year before, representing an increase of 6.4 percent. October 2005 net general revenue collections compared to October 2004 collections increased by 12.5 percent, from $444 million last October to $499 million this October.

     Fixing any potential State revenue shortfalls may be complicated by the fact that the State constitution prohibits raising taxes beyond a certain point without voter approval. The adoption by voters of revenue and expenditure limitations, like Missouri's Hancock Amendment, a measure that limits the growth of State-government income, has placed many local governments under a degree of fiscal stress. The amendment, which was approved by voters in 1980, generally restricts the growth of State income to the rate of growth of personal income in Missouri. It also requires that voters must approve most government tax or fee increases. Since 1995, about $1 billion in State income has been returned to Missouri taxpayers because the State's tax collections breached the Hancock ceiling.

     In November 2000, the voters of Missouri approved the creation of a Budget Reserve Fund (commonly called the "Rainy Day" fund) by combining the State's Cash Operating Reserve Fund and the Budget Stabilization Fund. The fund is required to have 7.5 percent of the previous year's net general revenue collections. Reductions in the Rainy Day fund may adversely affect future State budgets if such funds are needed to cover additional revenue shortfalls.

     Local governments face additional constraints that may limit their ability to raise money. These constraints may impact the municipal obligations of these issuers. In Missouri, the property tax has traditionally been the largest source of revenue for local governments in general. Property taxes are taxes on the value of real property (such as land and buildings) owned by a resident or business in the community and are paid on an annual basis. For counties, property tax revenues are 40 percent of total revenues, and for municipalities, 17 percent. In Missouri, tax levies were reduced following reassessment pursuant to Article X Section 22 of the Constitution of Missouri adopted by the voters in 1980 to ensure that taxing jurisdictions would not reap windfalls as a result of biennial reassessments. Thus, revenues generated after implementation of reassessment did not increase appreciably from revenues received prior to the statewide reassessment program.

     There are also limitations on State and local debt issuance that may affect the ability to generate revenue on a State and local level. Limitations on the State debt and bond issues are contained in Article III, Section 37 of the Constitution of Missouri. The General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to voters of the State, and the bonds may be issued if approved by a majority of those voting. Locally, under
Article V of the Missouri Constitution, no county, city, incorporated town or village, school district or other political corporation or subdivision of the State is allowed to incur debt beyond the income and revenue provided for such year plus any unencumbered balances from previous years.

     Missouri has a Constitutional Amendment from 1980 that limits revenue to the ratio of fiscal year 1980-81 State revenue to calendar year 1979 State personal income (5.64 percent) multiplied by the greater of State personal income in the previous calendar year or the average State personal income over the previous three calendar years. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of State grants to local governments will continue. Future spending cuts and budgetary constraints may adversely affect local government by placing shifting additional monetary and administrative burdens onto local governments.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Missouri municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Missouri Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Missouri municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Missouri municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     Nebraska. Agriculture is Nebraska's dominant occupational pursuit. The State's chief agricultural products are cattle, corn, hogs, soybeans, and wheat. As the dollar depreciates against other foreign currencies, U.S. exports are promoted. Nebraska's agriculture sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Nebraska's trading partners, weakening their economies and lowering their demand for Nebraska products. A controlled lowering of the U.S. dollar is most beneficial to the Nebraska economy.

     Because of the importance of agriculture, Nebraska is also subject to unique natural hazard risks. Cycles of drought and flooding are concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. Much of the State remains categorized as being in drought moderate or severe. In November 2005, the U.S. Department of Agriculture agreed to designate thirteen Nebraska counties as disaster areas due to the ongoing drought and other damaging weather events. The drought leads to less sales tax revenue, less income tax, fewer sales at retailers in rural Nebraska and other potential negative effects on local municipal government.

     Nebraska's largest industry is food processing, which derives much of its raw materials from local farms. The State has diversified its industries since World War II, and the manufacture of electrical machinery, primary metals, and transportation equipment, is also important. Mineral deposits of oil (discovered in Cheyenne County in 1949-50), sand and gravel, and stone contribute to the State's economy. Preliminary numbers from the state Department of Labor show Nebraska's total employment (not seasonally adjusted) at 950,835 for October 2005, an increase of over 22,000 from January 2005. Nebraska's annual average unemployment rate has been among the lowest in the nation for the last decade. Preliminary numbers from the U.S. Department of Labor show the Nebraska seasonally adjusted unemployment rate at 3.7 percent for October 2005. In comparison, the seasonally adjusted national rate in October 2005 was 5 percent.

     Certain municipal securities may be obligations of issuers that rely in whole or in part on State revenues for payment of such obligations. A decline in State revenues may adversely affect the obligations of these municipal security issuers. Like many states, Nebraska faced budgetary constraints as a result of the recession that started in the spring of 2001 and the events of September 11, 2001. State government was forced to confront a decline of approximately $648 million in forecasted tax receipts following the adoption of the biennial budget in 2001. During three successive legislative sessions about $521 million in fund lapses, spending cuts, and tax measures were adopted to begin to address the lack of revenue. The decline in actual and forecasted tax receipts was precipitous and occurred faster than the Legislature could implement changes to establish structural balance between tax receipts and appropriations.

     The State ended the 2001-03 budget biennium $60 million short of the final forecast for 2001-03. This necessitated the short-term borrowing and repayment of $60 million from the Cash Reserve Fund. On November 20, 2003, the Legislative Fiscal Office reported a $211 million budget gap for the 2003-05 biennium as a consequence of revisions to current biennium forecasts of net General Fund tax receipts and State agency requests for supplemental (deficit) appropriations. For the first half of the fiscal year, net General Fund receipts for Sales and Use, and Individual Income taxes were below forecast by 2.4 and 0.1 percent, respectively. In February of 2004, the Nebraska Economic Forecasting Advisory Board lowered projections for fiscal year 2003-04 by $41million and $63 million for fiscal year 2004-05. Specifically, the board lowered personal income tax and sales tax projections while raising corporate income tax projections and maintaining miscellaneous tax projections at the current level.

     Beginning in mid-2004, the general revenue picture in Nebraska began to improve significantly. In July 2004, total gross General Fund receipts for fiscal year 2003-04 were announced to be $3.3 billion, 2.9 percent above the February 2004 revised projection. After refunds, total net receipts for fiscal year 2003-04 were $2.72 billion, 4.2 percent above the projected total. For the year, net General Fund receipts for Sales and Use, Individual Income, Corporate Income, and Miscellaneous Taxes were above the revised forecast by 0.3, 4.5, 17.1, and 16.9 percent, respectively.

     In April 2005, in connection with the 2005 legislative session, which approved a new two-year budget covering July 1, 2005, through June 30, 2007, the NEFB issued revised revenue forecasts projecting revenue growth of 7.7 percent for fiscal year 2004-05, 4.2 percent for fiscal year 2005-06, and 3.9 percent for fiscal year 2006-07. At the close of fiscal year 2004-05, actual receipts were $3 billion - $48 million above the April 2005 forecast.

     In November 2005, the state tax commissioner reported that total gross General Fund receipts for the month of October 2005 were slightly more than $230 million, 1.6 percent above projection. For October 2005, gross Individual Income and Corporate Income taxes exceeded projections by 4.3 and 39.8 percent, respectively. Through October 2005, net receipts were ahead of projections for the first four months of fiscal year 2005-06 by $93.34 million. After refunds, total net receipts for the fiscal year through October were reported at slightly more than $1 billion, which was 9.8 percent above the projected total. For the year to date, net General Fund receipts for Sales and Use, Individual Income, Corporate Income and Miscellaneous taxes were above the forecast by 2.2, 2.9,
52.2 and 70.9 percent, respectively. In October 2005, the NEFB met and revised the forecast for fiscal year 2005-06 upward by $159.7 million to $3.25 billion.

     Property taxes, all of which are collected for the use of local units of government, continue to be the single largest source of revenue for state and local government in Nebraska. Prior to the 1990 passage of LB 1059, which significantly altered the manner in which elementary and secondary education is funded in Nebraska, property taxes often equaled or exceeded all State tax collections. Property tax continues to bear a very significant load of the total tax burden in Nebraska. Net property taxes (net means after subtracting homestead exemptions or other credit programs) comprise 34 percent of the entire burden. Income taxes, individual and corporate, combine to contribute 26.1 percent of the total; sales taxes constitute 26.3 percent of the total. Any significant downturn in the real estate market may have an adverse impact on the total amount of property tax revenue generated by the State or local governments.

     The foregoing information constitutes only a brief summary of some of the general factors which may impact certain issuers of Nebraska municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Nebraska Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Nebraska municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Nebraska municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     Ohio. Ohio's economy is concentrated in automobile production and equipment, steel, rubber products and household appliances. Because Ohio and certain municipalities have large exposure to these industries, trends in these industries, over the long term, may impact the demographic and financial position of Ohio and its municipalities. In addition, this large exposure limits the diversity of Ohio bonds. As a result of this exposure, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. During the past two decades, both the number and percentage of manufacturing jobs, particularly in durable goods, has declined.

     Although manufacturing (including auto-related manufacturing) remains the largest single major sector in Ohio, based on gross state product ("GSP"), the service-producing sectors now produce a combined 75 percent of the state GSP and are expected to account for virtually all job growth over the 2002-2012 period. Between 1990 and 2004, manufacturing employment in Ohio fell from 21.8 percent of wage and salary employment to 15.2 percent. During this same period, employment in professional and business services and in educational and health services increased from 20.1 percent to 25.3 percent. In 2004, Ohio's economic output as measured by GSP totaled nearly $420 billion, ranking it seventh among all states. The State ranks third within the manufacturing sector as a whole ($85 billion) and fourth in durable goods ($57 billion). Manufacturing was responsible for 20.2 percent of Ohio's 2004 GSP. The State's two leading export commodities are motor vehicles and machinery. Ohio firms ship products to 205 countries, and the State accounts for about 4.0 percent of the U.S. export total. Ohio merchandise exports were $31.2 billion in 2004.

     One factor constraining Ohio's economic growth is its weakened demographic profile, particularly its difficulty holding on to its university graduates. To the degree that Ohio municipalities are exposed to domestic manufacturers that fail to make competitive adjustments, employment rates and disposable Income of Ohio residents may deteriorate, possibly leading to population declines and the erosion of municipality tax.

     With approximately 10 million acres (of a total land area of 26.4 million acres) of harvestable cropland and an estimated 78,000 individual farms, agriculture combined with related agricultural sectors is an important segment of Ohio's economy. Because of agriculture's importance, Ohio is subject to unique natural hazard risks. The availability of natural resources, such as water and energy, is of vital nationwide concern. Cycles of drought and flooding are concerns insofar as they affect agricultural production. In 2005, Ohio's agricultural production continued to improve; average corn yield for 2005 was estimated at 143 bushels per acre, the fourth-best in Ohio's corn yield history and tying with production in 1992.

     Ohio's seasonally adjusted unemployment rate was 5.9 percent in October 2005, unchanged from September 2004 and down from 6.2 percent in October 2004 and from 6.1 percent in November 2003. The U.S. seasonally adjusted unemployment for October 2005 was 5.0 percent.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures. Under current law that biennium for operating purposes runs from July 1 in an odd-numbered year to June 30 in the next odd-numbered year. The current fiscal biennium began July 1, 2005 and will end June 30, 2007. Most State operations are financed through the general revenue fund ("GRF"). Personal income and sales use taxes are the major GRF sources. The last complete fiscal biennium ended June 30, 2005 with a GRF budgetary fund balance of $138.4 million. The State also maintains a "rainy day" fund, the Budget Stabilization Fund ("BSF"), generally funded by designation from the fiscal year GRF surplus, if any, and which under current law and until used is intended to carry a balance of approximately 5 percent of the GRF revenue for the preceding fiscal year. As of June 30, 2005, the BSF had an ending balance of $180.7 million. Since most of Ohio's tax revenues come from volatile sources--sales and personal income taxes--the result has been fiscal stress in each recession for the last 30 years. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods.

     In June 2005, in connection with passage of the fiscal year 2006-07 biennial budget by the Ohio legislature, the Ohio Office of Budget and Management ("OBM") presented revised GRF projections for fiscal years 2006 and 2007, which reduced growth rate predictions based primarily on concerns regarding recent economic indicators, including weakened manufacturing and industrial production. The OBM revised estimates projected total state-only revenues of $20,192.2 million for fiscal year 2006 and $20,337.3 million for fiscal year 2007.

     Actual GRF receipts for fiscal year 2006 to-date have been slightly under estimates, primarily as a result of the State receiving less than estimated federal grants. For the month of October 2005, GRF receipts totaled $1,990.5 million, which was $32.1 million, or 1.6 percent, under estimate. GRF tax sources generated $1,521.3 million in October, which was $83.9 million, or 5.8 percent, above estimate, while federal grants received came in $121.0 million, or 21.3 percent, below estimates.

     Through October 2005, all GRF sources stood at $8,051.0 million for the year-to-date, which was $53.7 million, or 0.7 percent, below estimate. GRF tax sources were $48.6 million, or 0.8 percent, above estimate. On a year-over-year basis, GRF sources have grown $401.8 million, or 5.3 percent, and GRF tax sources have grown $294.9 million, or 5.2 percent. Growth rates were affected by additional revenue from the increase in the cigarette tax and by decreased revenue from the cut in the sales tax rate.

     Most capital improvements in Ohio are funded through the issuance of debt. A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future fiscal year debt service on those new and the then outstanding bonds of those categories would exceed 5 percent of the total estimated GRF revenues plus net State lottery proceeds during the fiscal year of issuance. The State's debt burden is considered moderate by national standards and Ohio's Constitutional requirement of using no more than 5 percent of annual GRF revenue for debt service is regarded as reasonable and responsible. The State's incurrence or assumption of direct debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation (an exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war).

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.

     Ohio's nearly 950 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. Ohio is the only state that shares collections from all of its major taxes and allows local governments to levy those same taxes while keeping 100 percent of the property tax. The problem, however, is that a shared tax base limits tax policy options of the State and local governments and blurs the connection between taxes paid and services rendered - especially true in K-12 and human services. Additionally, there can be no assurance that any particular level of State aid to local governments will be maintained in future years.

     The Ohio Constitution directs or restricts the use of certain revenues. Highway fees and excises, including gasoline taxes, are limited in use to highway-related purposes. Not less than 50 percent of the receipts from State income taxes and estate taxes must be returned to the originating political subdivisions and school districts. State net lottery profits are allocated to elementary, secondary, vocational and special education program purposes including application to debt service on obligations issued to finance capital facilities for a system of common schools.

     For those few municipalities that have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 12 cities and 14 villages; for 19 of them the fiscal situation was resolved and the procedures terminated. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. Since 1934 the State Constitution has limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1 percent of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate. The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such State obligations are generally secured by biennial appropriation lease agreements with the State.

     The State has enacted legislation allocating its anticipated share of the proceeds of the national tobacco settlement. A comprehensive allocation has been made through fiscal year 2012 and a partial allocation has been made thereafter through fiscal year 2025. (In light of the constitutional two-year limitation on appropriations, those allocations are subject to the General Assembly making biennial appropriations to fund them, and those allocations themselves are subject to adjustment by the General Assembly.) As currently allocated and except for fiscal years 2002 through 2004, none of the moneys is to be applied to existing operating programs of the State. A portion of settlement moneys has been and will continue to be used to assist in addressing the State's recent GRF revenue shortfall situation. Under current allocations, the main portion of the moneys in future bienniums is to go to assist in the financing of elementary and secondary school capital facilities. Other amounts are targeted for new programs for smoking cessation and other health-related purposes, biomedical research and technology transfer, and assistance to the tobacco growing areas in the State.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Ohio municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Ohio Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Ohio municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Ohio municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

     Oregon. In the 1970s, Oregon grew rapidly due to population increases and continued economic diversification. Oregon grew much faster than the nation during this period, and from 1975 to 1980, non-farm jobs grew by 25 percent in Oregon versus 17 percent nationally. The 1980s saw continued diversification of Oregon's economy as the timber industry continued to decline. The high technology expansion was beginning, but did not create enough jobs to offset the timber industry losses. In the 1990s, Oregon continued to diversify. Low costs, abundant natural resources and a perceived high quality of life attracted both people and firms to the State. After its robust expansion during the 1990s, Oregon's economic growth slowed rather sharply in 1998 as exports and foreign investment dropped off during the Asian crisis. The economic recoveries of Oregon's key Asian trading partners boosted export growth between 1998 and 2000. In 2001, an information technology slowdown significantly dampened growth in Oregon's high-tech sector. At the same time, as California's economy strengthened, net in-migration slowed and population growth moderated, dampening the growth in the construction, retail, and service-related sectors. For the first time since 1985, job growth slipped below the national pace in 1998 and stayed there in 2001 and 2002.

     In 2004, Oregon started with an unemployment rate of 7.7 percent, the highest of all 50 states. Job growth through much of 2004 and 2005 helped pull the unemployment rate down to 7.3 percent in October 2004 and to 6.0 percent by October 2005. The October 2005 rate was the lowest reading in more than four years and marked the first time since April 2001 that Oregon's unemployment rate had been at 6.0 percent or below. Oregon's unemployment rate decrease between October 2004 and October 2005 was the second largest among the states, second only to Florida. The national unemployment rates for October 2004 and October 2005 were 5.5 percent and 5.0 percent, respectively.

     Oregon's seasonally adjusted nonfarm payroll employment rose by 1,200 jobs in October 2005, marking five consecutive months of seasonally adjusted growth. From October 2004 to October 2005, employment rose by 49,000 jobs, or three percent. By comparison, the national increase from October 2004 to October 2005 was just 2.2 percent. In December 2005, the Oregon Office Of Economic Analysis ("OEA") projected that total Oregon nonfarm jobs would grow by 1.8 percent in 2006 and by 1.4 percent in 2007, compared with 1.5 percent and 1.3 percent for those same years nationally. Gains of that magnitude should keep pace with the State's population, which is expected to grow by approximately 1.25 percent.

     Oregon's employment shift of recent years has been significant. The State's forest products sector accounted for about 10 percent of Oregon's gross state product 14 years ago, while electronics accounted for less than three percent. By 2000, the forest products sector accounted for roughly 3 percent of Oregon output, while electronics and instruments reached 15 percent. Recently, high-tech has accounted for about $13 billion in annual sales in Oregon, while forestry and wood products bring in roughly $4 billion. Recently, agriculture and food processing has accounted for about $3 billion in sales while durable goods manufacturing in metals and transportation equipment is worth about $2 billion.

     In its December 2005 forecast, the OEA predicted that manufacturing employment will repeat 2004 with a relatively solid growth of 2.8 percent in 2005 but then will be flat in 2006 and decline 0.9 percent in 2007. Wood products employment is projected to show increases of 2.4 percent in 2005 and
0.8 percent in 2006, with losses of 1.3 percent in 2007.

     The dependence on the high-tech industry, accounting for about 25 percent of the overall state economy compared to an average of about 12 percent nationally, led Oregon into the recent national recession. The sector that contains semiconductors, computer and electronic products will again show job gains in 2005 with growth of 1.2 percent; however, jobs are expected to decline
2.3 percent in 2006 and 3.2 percent in 2007. The OEA forecast horizon goes out to 2011, and job levels still fail to reach the peak year of 2001. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.

     The OEA predicts that rising regional energy prices may force more businesses to slow production and lay off workers. As of December 2005, natural gas prices had risen the past few months adding to production costs. Oil prices had crossed above $70 per barrel and retreated to $60 - still a relatively high price. The recent devastation from Hurricane Katrina could prove to be more serious to the U.S. energy sector than previous natural disasters. Roughly thirty percent of the nation's oil supply and over a fifth of the natural gas supply move through the Louisiana area and the estimated closure of production capacity is 95 percent. The near term disruption on gasoline and natural gas prices could be dramatic. Regionally, electricity generation may move towards natural gas powered turbine engines as the drought impacts the availability of hydro generation. Higher electricity prices in Oregon could result from being pegged to natural gas prices.

     The OEA also warns of risks relating to PERS (the public employee retirement system) and possible state and local government budget shortfalls. The Oregon Supreme Court has overturned two major reforms of PERS which would have reduced the long-term debt liability related to PERS, according to some estimates, by nearly $10 billion, although Court did not rule out future Legislative reforms to PERS. Although the 2005-2007 biennium appears to need only small additional expenditures, state and local governments may need to increase taxes, reduce services, and/or increase bond financing in the future to cover potential unfunded liabilities for PERS. If increases in unfunded liabilities leads to increased tax rates, this could lead to a substantial negative impact on Oregon's economy. To the extent that spending cutbacks hit education and public infrastructure, the state could suffer longer-term impacts.

     Oregon is also impacted dramatically by the economics of international trade. An extended disruption to international trade could severely impact Oregon's manufacturing and agricultural sectors. Additionally, as the dollar depreciates against other foreign currencies, U.S. exports are promoted. Oregon's manufacturing sector has a large dependency on international markets. If the U.S. dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the U.S. dollar is most beneficial to the Oregon economy.

     The OEA concludes that the risks confronting Oregon are not balanced but that they are tilted toward more downside than upside, at least in the near term. In other words, risks are biased toward a milder growth scenario compared to our baseline forecast. The risks, of course, could change going forward as conditions change and certain risk factors would have been resolved, becoming part of the baseline assumptions.

     The Oregon budget is approved on a biennial basis by separate appropriation measures. Although the governor recommends a budget, no omnibus budget measure is approved. A biennium begins July 1 and ends June 30 of odd-numbered years. Measures are passed for the approaching biennium during each regular legislative session, held beginning in January of odd-numbered years. The most significant feature of the budgeting process in Oregon is the constitutional requirement that the budget be in balance at the end of each biennium. Because of this provision, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium. The biennial budget for 2005-07 passed the Oregon Legislative Assembly in 2005.

     In December 2005, the OEA updated its budgetary revenue forecasts from the previous September 2005 forecast. The December 2005 forecast for 2005-07 General Fund revenues exhibits considerable revisions relative to the prior forecast. The latest available information suggests that the recovery phase of this business cycle will last a quarter or more than previously expected, resulting in stronger income and tax estimates for 2005. Given similar long-term growth assumptions to prior forecasts, these revisions produce higher income tax projections in future years. The December 2005 forecast for General Fund revenues for the 2005-07 biennium is $11,654.0 million, an increase of $317.8 million over the September 2005 forecast. The beginning balance for the current biennium, which amounts to resources carried over from the prior biennium, equals $301.2 million. This is $55 million lower than the estimate for the prior forecast. Given the revised figure, available resource for the biennium total $11,955.2 million. Excluding anticipated expenditures of $11,493.7 million, the projection for the 2005-07 ending balance is $461.5 million.

     For the 2007-09 biennium, total General Fund revenues are projected to amount to $12,655.5 million. Approximately $326.3 million in kicker refunds and credits result in revenue growth of 8.6 percent, compared to approximately 11.5 percent increases for the prior two biennia. General Fund revenues are projected to reach $14,423.2 million in the 2009-11 biennium, an increase of 14.0 percent relative to the previous biennium.

     The personal income tax funds approximately 90 percent of the Oregon's general fund. Since most of Oregon's tax revenues come from volatile sources like income taxes - the result is often fiscal stress during times of recession. The State also relies heavily on property taxes, and both income and property taxes have been reduced by voters in recent years. Another approximately 5 percent of the general fund comes from corporate taxes - down from a 14 percent share in 1980, according to the OEA. Any future declines in these State revenue sources may lead to future fiscal insecurity and may contribute to future State budget deficits, which could also affect the obligations of local governments in the State.

     The 1979 Legislative Assembly approved a statutory mechanism under which taxpayers could receive a tax refund if certain conditions occurred after the close of the legislative session. This statutory process was embedded in the State constitution by voters in November 2000. If the estimated revenues from either of two General Fund revenue categories of corporate tax or all other revenues (which includes the personal income tax) is exceeded by more than 2 percent, a tax credit for corporations or a tax refund for individuals is extended to all taxpayers in that category (also known as the "2 percent kicker"). For corporations, the credit is based on the tax liability for the calendar year containing the end of the biennium (for example, 1999 liability for the 1997-99 kicker). For individuals, the refund is based on the previous calendar year's tax liability (for example, the 1998 liability for the 1997-99 kicker). The refund has been triggered seven times since 1981 and was last triggered for the 1999-2001 biennium.

     During the economically prosperous years of the late '90s, the State income tax brought in a lot of revenue. State legislators, rather than create a reserve, chose to rebate surplus revenues - those exceeding 2 percent of budget forecasts - in four 'kicker checks' to taxpayers between 1995 and 2001. Under the constitutional amendment adopted in November 2000, the State may retain the kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker. In the past, Oregon's budget problems have been exacerbated by the absence of a substantial rainy-day fund, which was not created until 2002.

     A variety of general obligation and revenue bond programs have been approved in Oregon to finance public purpose programs and projects. General obligation bond authority requires voter approval of a constitutional amendment, while revenue bonds may be issued under statutory authority. However, under the Oregon Constitution the State may issue up to $50,000 of general obligation debt without specific voter approval. The Legislative Assembly has the right to place limits on general obligation bond programs, which are more restrictive than those approved by the voters. General obligation authorizations are normally expressed as a percentage of statewide value of taxable property.

     Article XI-K of the Oregon Constitution authorizes the State to guaranty the general obligation bonded indebtedness of qualified Oregon school districts, education service districts and community college districts. The Article further authorizes issuance of general obligation bonds to provide funds, if needed, to satisfy the guaranty, providing the amount of State bonds issued and outstanding to cover such guaranteed debt may not exceed 0.5 percent of true cash value at any one time. As of December 31, 2004, the State had not issued any of its bonds pursuant to this authorization. As of November 10, 2005, 153 qualified districts have issued $2.67 billion in guaranteed bonds, with $1.82 billion of that total still outstanding.

     After an approximately $2 billion decline in revenues during the 2001 03 biennium, the Legislative Assembly authorized the issuance of Oregon Appropriation Bonds to pay for education, human services and other expenditures and to provide a beginning General Fund balance for the next biennium. In April 2003, the State issued approximately $430 million in Oregon Appropriation Bonds. It was the Legislative Assembly's intention to use payments to the State under the Master Settlement Agreement entered into with the major tobacco companies to pay the debt service on the bonds. The bonds, however, are appropriation credits and payment is subject to an appropriation by the Legislative Assembly in each biennium. The State does not have authority to issue any more of these bonds.

     Obligations of the State or local governments may be affected by legislation limiting the ability of State and local governments to raise revenue through new or additional taxes. In November 1996, voters approved Ballot Measure 47, the property tax cut and cap. It will reduce revenues to schools, cities, and counties by as much as $1 billion and put pressure on the General Fund to make up some or all of the difference. This constitutional amendment limited property taxes in 1997-1998 to the lesser of 90-percent of the 1995 1996 tax, or the 1994 1995 tax amount. For tax years following the 1997 1998 tax year, property tax increases are limited to 3 percent annually, subject to limited exceptions. Local governments' lost revenue may only be replaced by an increase in the State income tax, unless the voters approve replacement fees or charges. At least 50 percent of eligible voters must participate in an election in order for a voter-approved tax levy to be valid. Ballot Measure 50, another restriction on revenue sources, passed by

Oregon voters in May of 1997, limits the taxes a property owner must pay. It limits taxes on each property by rolling back the 1997 98 assessed value of each property to 90 percent of its 1995-96 value.

     The foregoing information constitutes only a brief summary of some of the general factors that may impact certain issuers of Oregon municipal obligations and does not purport to be a complete or exhaustive description of all adverse conditions to which the issuers of such obligations held by the Oregon Intermediate Tax Free Fund are subject. This information has not been independently verified. Additionally, many factors, including national economic, social and environmental policies and conditions, which are not within the control of the issuers of Oregon municipal bonds, could affect or could have an adverse impact on the financial condition of the issuers. The Fund is unable to predict whether or to what extent such factors or other factors may affect the issuers of Oregon municipal obligations, the market value or marketability of such obligations or the ability of the respective issuers of the obligations acquired by the Fund to pay interest on or principal of such obligations.

                             INVESTMENT RESTRICTIONS

     In addition to the investment objectives and policies set forth in the Prospectus and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

               None of the Funds will:

     1. Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     3. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements fully collateralized by U.S. Government securities and other investment companies) if (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This investment restriction does not apply to the Tax Free Funds (other than Tax Free Fund, Short Tax Free Fund and Intermediate Tax Free Fund).

     4.   Invest for the primary purpose of control or management.

     5. Purchase physical commodities or contracts relating to physical commodities. With respect to Inflation Protected Securities Fund, this restriction shall not prohibit the Fund from investing in options on commodity indices, commodity futures contracts and options thereon, commodity-related swap agreements, and other commodity-related derivative instruments.

     6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

     7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

     8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

     For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the Securities and Exchange Commission, the Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Fund will use industry classifications provided by Bloomberg and Lehman Brothers to determine its compliance with this limitation.

     For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

     For purposes of applying the limitation set forth in number 6 above, there are no limitations with respect to unsecured loans made by the Fund to an unaffiliated party. However, when the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan.

     The following restrictions are non-fundamental and may be changed by FAIF's Board of Directors without a shareholder vote:

               None of the Funds will:

     1. Invest more than 15% of its net assets in all forms of illiquid investments.

     2. Borrow money in an amount exceeding 10% of the borrowing Fund's total assets except that High Income Bond Fund may borrow up to one-third of its total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

     3.   Make short sales of securities.

     4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

     With respect to the non-fundamental restriction set forth in number 1 above, the Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of the Fund's net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

     The Board of Directors has adopted guidelines and procedures under which the Funds' investment advisor is to determine whether the following types of securities which may be held by certain Funds are "liquid" and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

     For determining compliance with its investment restriction relating to industry concentration, each Fund classifies asset-backed securities in its portfolio in separate industries based upon a combination of the industry of the issuer or sponsor and the type of collateral. The industry of the issuer or sponsor and the type of collateral will be determined by the Advisor. For example, an asset-backed security known as "Money Store 94-D A2" would be classified as follows: the issuer or sponsor of the security is The Money Store, a personal finance company, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Personal Finance Companies -- Automobile. Similarly, an asset-backed security known as "Midlantic Automobile Grantor Trust 1992-1 B" would be classified as follows: the issuer or sponsor of the security is Midlantic National Bank, a banking organization, and the collateral underlying the security is automobile receivables. Therefore, the industry classification would be Banks -- Automobile. Thus, an issuer or sponsor may be included in more than one "industry" classification, as may a particular type of collateral.

                               PORTFOLIO TURNOVER

The portfolio turnover rate for Inflation Protected Securities Fund was significantly higher, and the portfolio turnover rates for Core Bond Fund, Intermediate Government Bond Fund, and Total Return Bond Fund were significantly lower, during the 9-month period ended June 30, 2006 than during the fiscal year ended September 30, 2005.

     - Inflation Protected Securities Fund' portfolio turnover rate increased from 23% to 85%. This increase was attributable primarily to a decrease in the level of cash held by the Fund as compared to the Fund's initial fiscal year, which required the Fund to sell off more of its existing holdings in order to make available the cash necessary to acquire new holdings for the Fund's portfolio.

     - Core Bond Fund's portfolio turnover rate decreased from 208% to 139% primarily as a result of a decrease in the Fund's use of dollar roll transactions within the mortgage-backed securities sector of the Fund's portfolio.

     - Intermediate Government Bond Fund's portfolio turnover rate decreased from 161% to 70%. This was primarily the result of the wind down of the strategic repositioning of the Fund's portfolio that took place during the fiscal period ended September 30, 2005.

     - Total Return Bond Fund's portfolio turnover rate decreased from 285% to 166%. This decrease was attributable primarily to the wind down of the change in investment strategies of the Fund (formerly called the Corporate Bond Fund) from investing primarily in corporate debt obligations to investing primarily in a broader range of debt obligations, as described in the Fund's prospectus, that took place during the fiscal period ended September 30, 2005.

                                   FUND NAMES

     With respect to any Fund that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund's name, a policy has been adopted by the Funds to provide shareholders with at least 60 days notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).

                        DISCLOSURE OF PORTFOLIO HOLDINGS

PUBLIC DISCLOSURE

     Each Fund is required by the SEC to file its portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with each fund's annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the relevant Fund's fiscal quarter. In addition, the First American Fund Family makes portfolio holdings information publicly available for all First American Funds other than Equity Index Fund, Mid Cap Index Fund and Small Cap Index Fund (the "Index Funds," series of FAIF), the series of FAF (the "Money Market Funds"), which are money market funds, and the series of the Mount Vernon Trust by posting the information on the First American Funds website on a quarterly basis. The Funds will attempt to post such information within ten days of the quarter end. Until such time as it is posted, it will be Undisclosed Holdings Information, as defined below, and subject to the Funds' procedures regarding the disclosure of Undisclosed Holdings Information.

NONPUBLIC DISCLOSURE

     The Funds' board of directors has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Undisclosed Holdings Information"), that has not been made public through SEC filings or the website. Different exceptions to this prohibition are made depending on the type of third party that receives the Undisclosed Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Funds, or otherwise use the information in a way that would harm the Funds, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

     Because the portfolios of the Index Funds generally mirror the composition of published indices, the Index Funds are not subject to the Disclosure Policies. In addition, the Money Market Funds are not subject to the Disclosure Policies because these Funds hold only short-term money market securities that generally do not vary significantly in value over short periods of time. The Mount Vernon Trust is not subject to the Disclosure Policies because the series of the trust are not available to the general public, but are only offered in connection with the investment of collateral received in connection with securities lending. Because of the types of securities held by, or the limited purpose of, the foregoing Funds, such Funds' portfolio holdings information would not be subject to the types of misuses that the Disclosure Policies are designed to prevent.

     Disclosure within FAF Advisors and Its Affiliates and to Fund Directors. Undisclosed Holdings Information and information derived therefrom may be provided (a) without prior approval, to individuals who are employed by the Advisor and who have a need to know the information, such as investment, compliance and treasury personnel, and (b) to individuals employed by affiliates of the Advisor who are not otherwise entitled to receive such information under "Disclosure to Fund Service Providers and Prospective Service Providers," below, if such individuals are subject to a code of ethics and such information is provided pursuant to an arrangement satisfactory to the Funds' Chief Compliance Officer containing safeguards reasonably designed to prevent the misuse of such information.

     Undisclosed Holdings Information and information derived therefrom also may be provided to directors of the First American Funds and their service providers, such as counsel, as part of the materials for regular or special board of directors meetings without prior approval.

     Disclosure to Fund Service Providers and Prospective Service Providers. Undisclosed Holdings Information and information derived therefrom may be provided to organizations that provide or propose to provide services to the First American Funds, such as sub-advisors, custodians, administrators, transfer agents, securities lending agents, outside accountants, outside counsel, entities that provide Class B share financing, proxy voting organizations, financial printers, pricing services and the like, provided that such organization has entered into a written agreement with the Funds to maintain the information in confidence, to use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

     Disclosure to Fund Ranking and Ratings Organizations. Undisclosed Holdings Information and information derived therefrom may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody's, and Standard & Poor's, and to entities that provide investment coverage and/or analytical information regarding a Fund's portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence, to use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information.

     Disclosure to Investors, Prospective Investors, and Investor Consultants. Undisclosed Holdings Information and information derived therefrom may not be provided to investors, prospective investors, or investor consultants without the prior approval of the Funds' Chief Compliance Officer in the specific instance. The Chief Compliance Officer will only approve such disclosure after concluding that it is in the best interests of the Fund in question and its shareholders and if the recipient has agreed in writing to maintain the information in confidence and not to trade on the basis of any such information that is material nonpublic information. In considering a request for such approval, the Chief Compliance Officer also shall identify and consider any conflict of interest between the Fund and its shareholders, on the one hand, and the Advisor and its affiliates, on the other, which is presented by the request. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Advisor and its affiliates, on the other, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the relevant Fund and its shareholders. The Funds' Chief Compliance

Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the relevant Fund and its shareholders.

     Disclosure as Required by Applicable Law. Undisclosed Holdings Information and information derived therefrom may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters.

     Disclosure of Limited Holdings. Portfolio managers, analysts and other personnel of the Advisor and any sub-advisor may discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives. In no case will a material number of portfolio holdings be provided that have not yet been posted on the First American Funds website or filed with the SEC unless the recipient has entered into a written agreement with the Funds to maintain the confidentiality of such information and not to trade on the basis of any such information that is material nonpublic information. In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by a Fund are not priced by the Fund's regular pricing services) or in connection with portfolio transactions.

     No Compensation or Consideration. Neither the Funds, nor the Advisor or any sub-advisor or any affiliate of either, including the Chief Compliance Officer or his or her designee, will solicit or accept any compensation or other consideration in connection with the disclosure of Undisclosed Holdings Information or information derived therefrom.

     Chief Compliance Officer Reports to Fund Board. The Funds' Chief Compliance Officer must provide a quarterly report to the Funds' board of directors addressing exceptions to these policies and procedures during the preceding quarter, if any.

     Detective and Corrective Action. Any unauthorized release of Undisclosed Holdings Information which comes to the attention of an employee of the Advisor shall be reported to the Chief Compliance Officer. The Chief Compliance Officer shall recommend an appropriate sanction to be imposed by the individual's supervisor if the individual releasing such information is an employee of the Advisor or other appropriate action if the individual is not an employee of the Advisor.

     Designee of Chief Compliance Officer. In the event of the absence or unavailability of the Chief Compliance Officer, all of the obligations of the Chief Compliance Officer may be performed by his or her designee.

                        DIRECTORS AND EXECUTIVE OFFICERS

     The directors and executive officers of FAIF are listed below, together with their business addresses and their principal occupations during the past five years. The Board of Directors is generally responsible for the overall operation and management of FAIF. Each of the Directors in an independent director.

INDEPENDENT DIRECTORS

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN        OTHER
NAME, ADDRESS,  POSITION(S)      TERM OF OFFICE                                       FUND COMPLEX    DIRECTORSHIPS
  AND YEAR OF       HELD          AND LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
     BIRTH       WITH FUND         TIME SERVED            DURING PAST 5 YEARS           DIRECTOR        DIRECTOR*
--------------  -----------  ----------------------  ----------------------------  -----------------  -------------
Benjamin R.       Director   Term expiring earlier   Retired; Senior Financial     First American      None
Field III,                   of death, resignation,  Advisor, Bemis Company, Inc.  Funds Complex:
P.O. Box 1329,               removal,                from May 2002 through June    twelve registered
Minneapolis,                 disqualification, or    2004; Senior Vice President,  investment
Minnesota                    successor duly elected  Chief Financial Officer and   companies,
55440-1329                   and qualified.          Treasurer, Bemis Company,     including 58
(1938)                       Director of FAIF since  through April 2002            portfolios
                             September 2003.

Roger A.          Director   Term expiring earlier   Retired; Vice President,      First American      None
Gibson,                      of death, resignation,  Cargo - United Airlines,      Funds Complex:
P.O. Box 1329,               removal,                from July 2001 through July   twelve registered
Minneapolis,                 disqualification, or    2004; Vice President, North   investment
Minnesota                    successor duly elected  America-Mountain Region for   companies,
                             and qualified.          United Airlines prior to      including 58
                             Director of FAIF        July                          portfolios

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN        OTHER
NAME, ADDRESS,  POSITION(S)      TERM OF OFFICE                                       FUND COMPLEX    DIRECTORSHIPS
  AND YEAR OF       HELD          AND LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
     BIRTH       WITH FUND         TIME SERVED            DURING PAST 5 YEARS           DIRECTOR        DIRECTOR*
--------------  -----------  ----------------------  ----------------------------  -----------------  -------------
55440-1329                   since October 1997.     2001)
(1946)

Victoria J.       Director   Term expiring earlier   Investment consultant and     First American      None
Herget,                      of death, resignation,  non-profit board member       Funds Complex:
P.O. Box 1329,               removal,                since 2001; Managing          twelve registered
Minneapolis,                 disqualification, or    Director of Zurich Scudder    investment
Minnesota                    successor duly elected  Investments through 2001      companies,
55440-1329                   and qualified.                                        including 58
(1951)                       Director of FAIF since                                portfolios
                             September 2003.

John P. Kayser    Director   Term expiring earlier   Retired; Principal            First American      None
P.O. Box 1329,               of death, resignation,  (1983-2004) and Chief         Funds Complex:
Minneapolis,                 removal,                Financial Officer and Chief   twelve registered
Minnesota                    disqualification, or    Administrative Officer        investment
55440-1329                   successor duly elected  (1988-2002), William Blair &  companies,
(1949)                       and qualified.          Company, LLC.                 including 58
                             Director of FAIF since                                portfolios
                             October 2006.

Leonard W.        Director   Term expiring earlier   Owner, Executive and          First American      None
Kedrowski,                   of death, resignation,  Management Consulting, Inc.,  Funds Complex:
P.O. Box 1329,               removal,                a management consulting       twelve registered
Minneapolis,                 disqualification, or    firm; Board member, GC        investment
Minnesota                    successor duly elected  McGuiggan Corporation (dba    companies,
55440-1329                   and qualified.          Smyth Companies), a label     including 58
(1941)                       Director of FAIF since  printer; former Chief         portfolios
                             November 1993.          Executive Officer, Creative
                                                     Promotions International,
                                                     LLC, a promotional award
                                                     programs and products
                                                     company, through October
                                                     2003; Advisory Board Member,
                                                     Designer Doors, a
                                                     manufacturer of designer
                                                     doors, through 2002

Richard K.        Director   Term expiring earlier   Retired; Director, President  First American      Cleveland-Cliffs
Riederer,                    of death, resignation,  and Chief Executive Officer,  Funds Complex:      Inc. (a
P.O. Box 1329,               removal,                Weirton Steel through 2001    twelve registered   producer of
Minneapolis,                 disqualification, or                                  investment          iron ore
Minnesota                    successor duly elected                                companies,          pellets)
55440-1329                   and qualified.                                        including 58
(1944)                       Director of FAIF since                                portfolios
                             August 2001.

Joseph D.         Director   Term expiring earlier   Attorney At Law, Owner and    First American      None
Strauss,                     of death, resignation,  President, Strauss            Funds Complex:
P.O. Box 1329,               removal,                Management Company, a         twelve registered
Minneapolis,                 disqualification, or    Minnesota holding company     investment
Minnesota                    successor duly elected  for various organizational    companies,
55440-1329                   and qualified.          management business           including 58
(1940)                       Director of FAIF since  ventures; Owner, Chairman     portfolios
                             April 1991.             and Chief Executive Officer,
                                                     Community Resource
                                                     Partnerships, Inc., a
                                                     strategic planning,
                                                     operations management,
                                                     government relations,
                                                     transportation planning and
                                                     public relations
                                                     organization; Owner,
                                                     Chairman and Chief Executive
                                                     Officer, Excensus(TM) LLC, a
                                                     strategic demographic
                                                     planning and application
                                                     development firm, since 2001

Virginia L.       Chair;     Chair term three        Owner and President,          First American      None
Stringer,         Director   years.  Director term   Strategic Management          Funds Complex:
P.O. Box 1329,               expiring earlier of     Resources, Inc., a            twelve registered
Minneapolis,                 death, resignation,     management consulting firm;   investment
Minnesota                    removal,                Executive Consultant for      companies,
55440-1329                   disqualification, or    State Farm Insurance Cos      including 58
(1944)                       successor duly elected  through 2003                  portfolios
                             and qualified. Chair
                             of FAIF's Board since
                             September 1997;
                             Director of FAIF since
                             September 1987.

                                                                                       NUMBER OF
                                                                                     PORTFOLIOS IN        OTHER
NAME, ADDRESS,  POSITION(S)      TERM OF OFFICE                                       FUND COMPLEX    DIRECTORSHIPS
  AND YEAR OF       HELD          AND LENGTH OF         PRINCIPAL OCCUPATION(S)       OVERSEEN BY        HELD BY
     BIRTH       WITH FUND         TIME SERVED            DURING PAST 5 YEARS           DIRECTOR        DIRECTOR*
--------------  -----------  ----------------------  ----------------------------  -----------------  -------------
James M. Wade,    Director   Term expiring earlier   Owner and President, Jim      First American      None
P.O. Box 1329,               of death, resignation,  Wade Homes, a homebuilding    Funds Complex:
Minneapolis,                 removal,                company, since 1999           twelve registered
Minnesota                    disqualification, or                                  investment
55440-1329                   successor duly elected                                companies,
(1943)                       and qualified.                                        including 58
                             Director of FAIF since                                portfolios
                             August 2001.

----------
* Includes only directorships in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act, or any company registered as an investment company under the Investment Company Act.

EXECUTIVE OFFICERS

                                            TERM OF OFFICE
  NAME, ADDRESS, AND    POSITION(S) HELD     AND LENGTH OF
    YEAR OF BIRTH          WITH FUND          TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------  ----------------  -------------------  ------------------------------------------------------
Thomas S. Schreier,     President         Re-elected by the    Chief Executive Officer of FAF Advisors, Inc.
Jr., FAF Advisors,                        Board annually;
Inc.,                                     President of FAIF
800 Nicollet Mall,                        since February 2001
Minneapolis,
Minnesota 55402
(1962) *

Mark S. Jordahl,        Vice President    Re-elected by the    Chief Investment Officer of FAF Advisors, Inc. since
FAF Advisors, Inc.      - Investments     Board annually;      September 2001
800 Nicollet Mall,                        Vice President -
Minneapolis,                              Investments of
Minnesota 55402                           FAIF since
(1960) *                                  September 2001

Jeffery M. Wilson,      Vice President    Re-elected by the    Senior Vice President of FAF Advisors, Inc.
FAF Advisors, Inc.      - Administration  Board annually;
800 Nicollet Mall,                        Vice President -
Minneapolis,                              Administration of
Minnesota 55402                           FAIF since March
(1956) *                                  2000

Charles D. Gariboldi,   Treasurer         Re-elected by the    Mutual Funds Treasurer, FAF Advisors, Inc., since
FAF Advisors, Inc.                        Board annually;      October 2004; prior thereto, Vice President for
800 Nicollet Mall,                        Treasurer of FAIF    investment accounting and fund treasurer of Thrivent
Minneapolis,                              Since December 2004  Financial for Lutherans
Minnesota 55402
(1959) *

Jill M. Stevenson,      Assistant         Re-elected by the    Assistant Treasurer, FAF Advisors, Inc. since
FAF Advisors, Inc.      Treasurer         Board annually;      September 2005; Director, Senior Project Manager, FAF
800 Nicollet Mall,                        Assistant            Advisors, Inc. from May 2003 to September 2005; prior
Minneapolis, MN 55402                     Treasurer of FAIF    thereto, Vice President, Director of Operations,
(1965) *                                  since September      Paladin Investment Associates, LLC
                                          2005

David H. Lui,           Chief Compliance  Re-elected by the    Chief Compliance Officer of FAF Advisors, Inc. since
FAF Advisors, Inc.      Officer           Board annually;      March 2005; Chief Compliance Officer, Franklin
800 Nicollet Mall,                        Chief Compliance     Advisors, Inc. and Chief Compliance Counsel, Franklin
Minneapolis, MN 55402                     Officer of FAIF      Templeton Investments from March 2004 to March 2005;
(1960) *                                  since                prior thereto, Vice President, Charles Schwab & Co.,
                                          February 2005        Inc.

Jason K. Mitchell       Anti-Money        Re-elected by the    Anti-Money Laundering Officer for First American Funds
FAF Advisors, Inc.      Laundering        Board annually;      and the Adviser since September 2006. Compliance
800 Nicollet Mall,      Officer           Anti-Money           Manager for the Adviser since June 2006. Prior
Minneapolis, Minnesota                    Laundering Officer   thereto, Compliance Analyst for the Adviser from
55402 (1976) *                            of FAIF since        October 2004 through June 2006.  Prior to that, Senior
                                          September 2006       Systems Helpdesk Analyst for Wachovia Retirement
                                                               Services from November 2002 through October 2004.
                                                               Prior to that, Senior Retirement Plan Specialist for
                                                               PFPC, Inc.

                                            TERM OF OFFICE
  NAME, ADDRESS, AND    POSITION(S) HELD     AND LENGTH OF
    YEAR OF BIRTH          WITH FUND          TIME SERVED            PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
----------------------  ----------------  -------------------  ------------------------------------------------------
Kathleen L.             Secretary         Re-elected by the    Deputy General Counsel, FAF Advisors, Inc., since
Prudhomme,                                Board annually;      November 2004; prior thereto, Partner, Dorsey &
FAF Advisors, Inc.                        Secretary of FAIF    Whitney LLP, a Minneapolis- based law firm
800 Nicollet Mall,                        since December
Minneapolis,                              2004; Assistant
Minnesota 55402                           Secretary of FAIF
(1953) *                                  from September
                                          1998 through
                                          December 2004

Brett L. Agnew,         Assistant         Re-elected by the    Attorney, FAF Advisors, Inc., since August 2004;
FAF Advisors, Inc.      Secretary         Board annually;      Senior Counsel, Thrivent Financial for Lutherans from
800 Nicollet Mall,                        Assistant            2001 to August 2004; prior thereto, consultant,
Minneapolis, Minnesota                    Secretary of FAIF    Principal Financial Group
55402 (1971) *                            since December 2004

Richard J. Ertel,       Assistant         Re-elected by the    Counsel, FAF Advisors, Inc., since May 2006; prior
FAF Advisors, Inc.,     Secretary         Board annually;      thereto, Counsel, Ameriprise Financial Services, Inc.
800 Nicollet Mall,                        Assistant            from September 2004 to May 2006; prior to that,
Minneapolis,                              Secretary of FAIF    Counsel, FAF Advisors, Inc. from May 2003 to August
Minnesota 55402                           since June 2006      2004; prior to May 2003, Associate Counsel, Hartford
(1967) *                                  and from June 2003   Life and Accident Insurance Company
                                          through August 2004

James D. Alt,           Assistant         Re-elected by the    Partner, Dorsey & Whitney LLP, a Minneapolis-based law
50 South Sixth          Secretary         Board annually;      firm
Street, Suite 1500,                       Assistant
Minneapolis,                              Secretary of FAIF
Minnesota 55402 (1951)                    since December
                                          2004; Secretary of
                                          FAIF from June
                                          2002 through
                                          December 2004;
                                          Assistant
                                          Secretary of FAIF
                                          from September
                                          1998 through June
                                          2002

James R. Arnold,        Assistant         Re-elected by the    Vice President, U.S. Bancorp Fund Services, LLC since
615 E. Michigan         Secretary         Board annually;      March 2002; prior thereto, Senior Administration
Street, Milwaukee, WI                     Assistant            Services Manager, UMB Fund Services, Inc. through
53202 (1957)*                             Secretary of FAIF    March 2002
                                          since June 2003

Douglas G. Hess,        Assistant         Re-elected by the    Vice President, U.S. Bancorp Fund Services, LLC
615 E. Michigan         Secretary         Board annually;
Street, Milwaukee, WI                     Assistant
53202 (1967) *                            Secretary of FAIF
                                          since September
                                          2001

----------
* Messrs. Schreier, Jordahl, Wilson, Gariboldi, Lui, Mitchell, Agnew, Ms. Stevenson and Ms. Prudhomme are each officers and/or employees of FAF Advisors, Inc., which serves as investment advisor and administrator for FAIF. Messrs. Arnold and Hess are officers of U.S. Bancorp Fund Services, LLC, which is a subsidiary of U.S. Bancorp and which serves as transfer agent for FAIF.

STANDING COMMITTEES OF THE BOARD OF DIRECTORS

     There are currently three standing committees of the FAIF Board of
Directors: Audit Committee, Pricing Committee and Governance Committee.

                                                                                       NUMBER OF FUND
                                                                                          COMPLEX
                                                                                         COMMITTEE
                                                                                       MEETINGS HELD
                                                                                       DURING FAIF'S
                                                                                       FISCAL PERIOD
                          COMMITTEE FUNCTION                    COMMITTEE MEMBERS      ENDED 6/30/06
            ----------------------------------------------  -------------------------  --------------
Audit       The purposes of the Committee are (1) to           Leonard W. Kedrowski          7
Committee   oversee the Funds' accounting and financial              (Chair)
            reporting policies and practices, their           Benjamin R. Field III
            internal controls and, as appropriate, the         Richard K. Riederer

                                                                                       NUMBER OF FUND
                                                                                          COMPLEX
                                                                                         COMMITTEE
                                                                                       MEETINGS HELD
                                                                                       DURING FAIF'S
                                                                                       FISCAL PERIOD
                          COMMITTEE FUNCTION                    COMMITTEE MEMBERS      ENDED 6/30/06
            ----------------------------------------------  -------------------------  --------------
            internal controls of certain service               Virginia L. Stringer
            providers; (2) to oversee the quality of the           (ex-officio)
            Funds' financial statements and the
            independent audit thereof; (3) to assist Board
            oversight of the Funds' compliance with legal
            and regulatory requirements; and (4) to act as
            a liaison between the Funds' independent
            auditors and the full Board of Directors.  The
            Audit Committee, together with the Board of
            Directors, has the ultimate authority and
            responsibility to select, evaluate and, where
            appropriate, replace the outside auditor (or
            to nominate the outside auditor to be proposed
            for shareholder approval in any proxy
            statement).

Pricing     The Committee is responsible for valuing         Roger A. Gibson (Chair)         5
Committee   portfolio securities for which market                 James M. Wade
            quotations are not readily available, pursuant    Benjamin R. Field III
            to procedures established by the Board of          Virginia L. Stringer
            Directors.                                             (ex-officio)

Governance  The Committee has responsibilities relating     Joseph D. Strauss (Chair)        3
Committee   to (1) Board and Committee composition                James M. Wade
            (including, interviewing and recommending to        Victoria J. Herget
            the Board nominees for election as directors;      Virginia L. Stringer
            reviewing the independence of all independent          (ex-officio)
            directors; reviewing Board composition to
            determine the appropriateness of adding
            individuals with different backgrounds or
            skills; reporting to the Board on which
            current and potential members of the Audit
            Committee qualify as Audit Committee Financial
            Experts; recommending a successor to the Board
            Chair when a vacancy occurs; consulting with
            the Board Chair on Committee assignments; and
            in anticipation of the Board's request for
            shareholder approval of a slate of directors,
            recommending to the Board the slate of
            directors to be presented for Board and
            shareholder approval); (2) Committee structure
            (including, at least annually, reviewing each
            Committee's structure and membership and
            reviewing each Committee's charter and
            suggesting changes thereto); (3) director
            education (including developing an annual
            education calendar; monitoring independent
            director attendance at educational seminars
            and conferences; developing and conducting
            orientation sessions for new independent
            directors; and managing the Board's education
            program in a cost-effective manner); and (4)
            governance practices (including reviewing and
            making recommendations regarding director
            compensation and director expenses; monitoring
            director investments in the Funds; monitoring
            compliance with director retirement policies;
            reviewing compliance with the prohibition from
            serving on the board of directors of mutual
            funds that are not part of the First American
            Fund Complex; if requested, assisting the
            Board Chair in overseeing self-evaluation
            process; in collaboration with outside
            counsel, developing policies and procedures
            addressing matters which should come before
            the Committee in the proper exercise of its
            duties; reviewing the Board's adherence to
            industry "best practices;" reviewing and
            recommending changes in Board governance
            policies, procedures and practices; reporting
            the Committee's activities to the Board and
            making such recommendations; reviewing and, as
            appropriate; recommending that the Board make
            changes to the Committee's charter).

     In addition to the above committees, the Board of Directors also appoints a Fund Review Liaison. The responsibility of the Fund Review Liaison is to lead the Board of Directors, together with the Board Chair, in evaluating

Fund performance, Fund service provider contracts and arrangements for execution of Fund trades. Ms. Herget is the current Fund Review Liaison.

     The Governance Committee will consider shareholder recommendations for director nominees in the event there is a vacancy on the Board of Directors or in connection with any special shareholders meeting which is called for the purpose of electing directors. FAIF does not hold regularly scheduled annual shareholders meetings. There are no differences in the manner in which the Governance Committee evaluates nominees for director based on whether the nominee is recommended by a shareholder.

     A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Ms. Stringer) or the Chair of the Governance Committee (Mr. Strauss), in either case at First American Funds, P.O. Box 1329, Minneapolis, Minnesota 55440-1329. At a minimum, the recommendation should include:

     - the name, address, and business, educational, and/or other pertinent background of the person being recommended;

     - a statement concerning whether the person is "independent" within the meaning of New York Stock Exchange and American Stock Exchange listing standards and is not an "interested person" as defined in the Investment Company Act of 1940;

     - any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

     - the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

     The recommendation also can include any additional information which the person submitting it believes would assist the Governance Committee in evaluating the recommendation. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and will be kept on file for consideration when there is a vacancy on the Board or prior to a shareholders meeting called for the purpose of electing directors.

FUND SHARES OWNED BY THE DIRECTORS

     The information in the table below discloses the dollar ranges of (i) each Director's beneficial ownership in FAIF, and (ii) each Director's aggregate beneficial ownership in all funds within the First American Funds complex.

                             DOLLAR RANGE OF                AGGREGATE DOLLAR RANGE OF EQUITY
   NAME OF DIRECTOR     EQUITY SECURITIES IN FAIF   SECURITIES IN THE FIRST AMERICAN FUNDS COMPLEX*
   ----------------     -------------------------   -----------------------------------------------
Benjamin R. Field III        $10,001-$50,000                         Over $100,000
Roger A. Gibson               Over $100,000                          Over $100,000
Victoria J. Herget            Over $100,000                          Over $100,000
John P. Kayser                     None                                  None
Leonard W. Kedrowski         $10,001-$50,000                         Over $100,000
Richard K. Riederer           Over $100,000                          Over $100,000
Joseph D. Strauss             Over $100,000                          Over $100,000
Virginia L. Stringer          Over $100,000                          Over $100,000
James M. Wade                 Over $100,000                          Over $100,000

----------
* The dollar range disclosed is based on the value of the securities as of June 30, 2006 (October 16, 2006 for Mr. Kayser.).

     As of October 30, 2006, none of the independent Directors or their immediate family members owned, beneficially, or of record, any securities in
(i) an investment advisor or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly of indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

COMPENSATION

     The First American Family of Funds, which includes FAIF, FAF, FASF, and FACEF, currently pays directors who are not paid employees or affiliates of the Funds an annual retainer of $40,000 ($80,000 in the case of the Chair). The Fund Review Liaison receives an additional annual retainer of $15,000. In addition, directors are paid the following fees for attending Board and committee meetings:

     - $5,000 per day for in-person attendance at Board of Directors meetings ($10,000 in the case of the Chair);

     - $2,500 per day for telephonic attendance at Board of Directors meetings ($5,000 in the case of the Chair);

     - $2,500 for in-person attendance at any committee meeting ($3,750 in the case of the committee chair, $4,250 for the Audit Committee Chair);

     - $1,250 for telephonic attendance at any committee meeting ($1,875 in the case of the committee chair, $2,125 for the Audit Committee Chair); and

     - $2,500 for in-person attendance at any opening executive session ($5,000 in the case of the Chair).

     Directors also receive $2,500 per day when traveling, on behalf of a Fund, out of town on Fund business which does not involve a Board or committee meeting. In addition, directors are reimbursed for their out-of-pocket expenses in traveling from their primary or secondary residence to Board and committee meetings, on Fund business and to attend mutual fund industry conferences or seminars. The amounts specified in this paragraph are allocated among the funds in the First American Family of Funds.

     The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation. The Funds do not provide any other pension or retirement benefits to directors.

     Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which James D. Alt, Assistant Secretary of FAIF, FAF, FASF, and FACEF, is a partner.

               The following tables set forth information concerning aggregate compensation paid to each director of FAIF (i) by FAIF (column 2), and (ii) by FAIF, FAF, FASF, and FACEF collectively (column 5) during the fiscal year ended September 30, 2005 and the fiscal period ended June 30, 2006. Mr. Kayser did not serve as a Fund director during such fiscal periods, and therefore is not listed. No executive officer or affiliated person of FAIF received any compensation from FAIF in excess of $60,000 during such fiscal year or fiscal period.

Compensation During Fiscal Year Ended September 30, 2005

                                            AGGREGATE          PENSION OR                           TOTAL COMPENSATION
                                          COMPENSATION    RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM REGISTRANT AND
                                              FROM         ACCRUED AS PART OF     BENEFITS UPON    FUND COMPLEX PAID TO
NAME OF PERSON, POSITION                 REGISTRANT (1)      FUND EXPENSES         RETIREMENT          DIRECTORS (2)
------------------------                 --------------   -------------------   ----------------   --------------------
Benjamin R. Field III, Director              $51,775              -0-                  -0-               $144,375
Roger A. Gibson, Director                     46,390              -0-                  -0-                132,500
Victoria J. Herget, Director                  45,723              -0-                  -0-                127,500
Leonard W. Kedrowski, Director                51,581              -0-                  -0-                158,125
Richard K. Riederer, Director                 48,413              -0-                  -0-                135,000
Joseph D. Strauss, Director                   41,689              -0-                  -0-                116,250
Virginia L. Stringer, Director & Chair        81,136              -0-                  -0-                226,250
James M. Wade, Director                       44,826              -0-                  -0-                125,000

----------
(1) Included in the Aggregate Compensation from Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $11,336; and Leonard W. Kedrowski, $51,581.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $34,750; and Leonard W. Kedrowski, $158,125.

Compensation During Fiscal Period Ended June 30, 2006

                                      AGGREGATE          PENSION OR                           TOTAL COMPENSATION
                                    COMPENSATION    RETIREMENT BENEFITS   ESTIMATED ANNUAL    FROM REGISTRANT AND
                                        FROM         ACCRUED AS PART OF     BENEFITS UPON    FUND COMPLEX PAID TO
NAME OF PERSON, POSITION           REGISTRANT (1)      FUND EXPENSES         RETIREMENT          DIRECTORS (2)
------------------------           --------------   -------------------   ----------------   --------------------
Benjamin R. Field III, Director       $ 66,572              -0-                  -0-               $106,250
Roger A. Gibson, Director               56,408              -0-                  -0-                 96,875
Victoria J. Herget, Director            55,607              -0-                  -0-                 88,750
Leonard W. Kedrowski, Director          42,337              -0-                  -0-                104,500
Richard K. Riederer, Director           57,956              -0-                  -0-                 92,500
Joseph D. Strauss, Director             54,601              -0-                  -0-                 89,375
Virginia L. Stringer, Director &
   Chair                               110,431              -0-                  -0-                176,250
James M. Wade, Director                 61,089              -0-                  -0-                 97,500

----------
(1) Included in the Aggregate Compensation from Registrant are amounts deferred by Directors pursuant to the Deferred Compensation Plan discussed below. Pursuant to this Plan, compensation was deferred for the following directors: Roger A. Gibson, $7,850; Leonard W. Kedrowski, $42,337; and Joseph D. Strauss, $2,557.

(2) Included in the Total Compensation are amounts deferred for the following directors pursuant to the Deferred Compensation Plan: Roger A. Gibson, $19,375; Leonard W. Kedrowski, $104,500; and Joseph D. Strauss, $6,313.

SALES LOADS

     Directors of the Funds and certain other Fund affiliates may purchase the Funds' Class A shares at net asset value without a sales charge. See the Class A share prospectuses for details.

                                 CODE OF ETHICS

     First American Investment Funds, Inc., FAF Advisors, Inc., and Quasar Distributors, LLC have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. Each of these Codes of Ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics are on public file with, and are available from, the Securities and Exchange Commission.

                              PROXY VOTING POLICIES

     The policies and procedures that the Funds use to determine how to vote proxies relating to their portfolio securities are set forth in Appendix B.

              INVESTMENT ADVISORY AND OTHER SERVICES FOR THE FUNDS

INVESTMENT ADVISOR

     FAF Advisors, Inc. (the "Advisor"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, serves as the investment advisor and manager of the Funds. The Advisor is a wholly owned subsidiary of U.S. Bank National Association ("U.S. Bank"), 800 Nicollet Mall, Minneapolis, Minnesota 55402, a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. U.S. Bank is a subsidiary of U.S. Bancorp, 800 Nicollet Mall, Minneapolis, Minnesota 55402, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. U.S. Bancorp also has various other subsidiaries engaged in financial services. At September 30, 2006, U.S. Bancorp and its consolidated subsidiaries had consolidated assets of more than $216 billion, consolidated deposits of more than $120 billion and shareholders' equity of $20.9 billion.

     Pursuant to an Investment Advisory Agreement dated April 2, 1991 (the "Advisory Agreement"), as amended, the Funds engaged U.S. Bank, through its First American Asset Management division ("FAAM"), to act as investment Advisor for, and to manage the investment of, the Funds' assets. The Advisory Agreement was assigned to the Advisor on May 2, 2001. The monthly fees paid to the Advisor are calculated on an annual basis based on each Fund's average daily net assets (before any waivers), as set forth in the table below:

FUND                                    GROSS ADVISORY FEE %
----                                    --------------------
Core Bond Fund                                  0.50
High Income Bond Fund                           0.70
Inflation Protected Securities Fund             0.50
Intermediate Government Bond Fund               0.50
Intermediate Term Bond Fund                     0.50
Short Term Bond Fund                            0.50
Total Return Bond Fund                          0.60
U.S. Government Mortgage Fund                   0.50
Arizona Tax Free Fund                           0.50
California Intermediate Tax Free Fund           0.50
California Tax Free Fund                        0.50
Colorado Intermediate Tax Free Fund             0.50
Colorado Tax Free Fund                          0.50
Intermediate Tax Free Fund                      0.50
Minnesota Intermediate Tax Free Fund            0.50
Minnesota Tax Free Fund                         0.50
Missouri Tax Free Fund                          0.50
Nebraska Tax Free Fund                          0.50
Ohio Tax Free Fund                              0.50
Oregon Intermediate Tax Free Fund               0.50
Short Tax Free Fund                             0.50
Tax Free Fund                                   0.50

     The Advisory Agreement requires the Advisor to arrange, if requested by FAIF, for officers or employees of the Advisor to serve without compensation from the Funds as directors, officers, or employees of FAIF if duly elected to such positions by the shareholders or directors of FAIF. The Advisor has the authority and responsibility to make and execute investment decisions for the Funds within the framework of the Funds' investment policies, subject to review by the Board of Directors of FAIF. The Advisor is also responsible for monitoring the performance of the various organizations providing services to the Funds, including the Funds' distributor, shareholder services agent, custodian, and accounting agent, and for periodically reporting to FAIF's Board of Directors on the performance of such organizations. The Advisor will, at its own expense, furnish the Funds with the necessary personnel, office facilities, and equipment to service the Funds' investments and to discharge its duties as investment advisor of the Funds.

     In addition to the investment advisory fee, each Fund pays all of its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party. FAIF may have an obligation to indemnify its directors and officers with respect to such litigation. The Advisor will be liable to the Funds under the Advisory Agreement for any negligence or willful misconduct by the Advisor other than liability for investments made by the Advisor in accordance with the explicit direction of the Board of Directors or the investment objectives and policies of the Funds. The Advisor has agreed to indemnify the Funds with respect to any loss, liability, judgment, cost or penalty that a Fund may suffer due to a breach of the Advisory Agreement by the Advisor.

     The Advisor may agree to a voluntary fee waiver for each of the Funds, which will be set forth in the Funds' Prospectuses. Any such fee waiver (or reimbursement) may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

     The following table sets forth total advisory fees before waivers and after waivers for each of the Funds for the fiscal years ended September 30, 2004 and September 30, 2005, and the fiscal period ended June 30, 2006:

                                          FISCAL YEAR ENDED                FISCAL YEAR ENDED               FISCAL PERIOD ENDED
                                         SEPTEMBER 30, 2004               SEPTEMBER 30, 2005                  JUNE 30, 2006
                                   ------------------------------   ------------------------------   ------------------------------
                                    ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE    ADVISORY FEE     ADVISORY FEE
FUND                               BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS   BEFORE WAIVERS   AFTER WAIVERS
----                               --------------   -------------   --------------   -------------   --------------   -------------
Core Bond Fund                       $10,397,487      $8,279,291      $9,589,647       $7,731,034      $7,017,650     $5,935,542
High Income Bond Fund                  1,975,137       1,244,730       1,955,112        1,262,620       1,357,103        989,397
Inflation Protected Securities
   Fund (1)                                    *               *         851,001          429,427       1,131,338        622,109
Intermediate Government Bond
   Fund (2)                              999,834         625,360         462,672          241,105         213,042         40,252
Intermediate Term Bond Fund            6,855,389       4,192,433       6,090,578        3,700,307       3,821,013      2,458,961
Short Term Bond Fund                   5,356,650       3,250,185       4,629,727        2,792,901       2,360,705      1,466,158
Total Return Bond Fund                 1,933,179       1,231,630       1,906,215        1,205,664       1,615,159      1,144,295
U.S. Government Mortgage Fund          1,315,094       1,035,024       1,045,505          778,959         683,727        460,952
Arizona Tax Free Fund                    106,250          27,884         111,211           14,587          98,606             --(3)
California Intermediate Tax Free
   Fund                                  243,987         188,160         260,853          185,049         209,430         96,198
California Tax Free Fund                 135,803          44,112         148,437           30,415         131,244            --(3)
Colorado Intermediate Tax Free
   Fund                                  297,609         230,918         253,564          179,438         170,566         62,672
Colorado Tax Free Fund                   126,942          40,006         110,238           15,779          81,346             --(3)
Intermediate Tax Free Fund             3,522,898       2,845,195       3,325,912        2,648,506       2,462,096      1,953,362
Minnesota Intermediate Tax Free
   Fund                                1,316,682       1,058,282       1,199,157          945,244         809,293        593,589
Minnesota Tax Free Fund                  886,204         703,049         832,082          644,138         609,547        422,113
Missouri Tax Free Fund                   935,310         745,050         904,784          702,403         656,211        467,075
Nebraska Tax Free Fund                   176,909          58,406         192,813           49,742         152,530             --(3)
Ohio Tax Free Fund                       201,254          71,401         212,384           59,208         155,376             --(3)
Oregon Intermediate Tax Free
   Fund                                  736,986         588,360         714,799          550,596         494,201        332,012
Short Tax Free Fund (2)               2,1554,689       1,292,993       1,942,123        1,139,448       1,072,516        586,855
Tax Free Fund                          2,405,813       1,927,250       2,329,572        1,833,061       1,838,505      1,428,776

*    Fund was not in operation during this fiscal year.

(1)  Commenced operations on October 1, 2004.

(2)  Commenced operations on October 25, 2002.

(3) Advisory and certain other fees for the period were waived by the Advisor to comply with total operating expense limitations that were agreed upon by the funds and the Advisor.

ADDITIONAL PAYMENTS TO FINANCIAL INSTITUTIONS

     In addition to the sales charge payments and the distribution, service and transfer agency fees described in the prospectus and elsewhere in this Statement of Additional Information, the Advisor and/or the Distributor may make additional payments out of its own assets to selected institutions that sell shares of First American Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other institutions; hereinafter "Institutions") under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

     The amounts of these payments could be significant and may create an incentive for an Institution or its representatives to recommend or offer shares of the Funds or other First American Funds to its customers. The Institution may elevate the prominence or profile of the Funds within the Institution's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Advisor and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Institution's organization.

     These payments are made pursuant to agreements with Institutions and do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds' prospectuses and described above because they are not paid by the Funds.

     The categories of payments described below are not mutually exclusive, and a single Institution may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

     The Advisor and/or the Distributor may make payments for marketing support and/or program servicing to certain Institutions that are registered as holders or dealers of record for accounts in one or more of the First American

Funds, or certain Institutions that sell First American Fund shares through retirement plans and other investment programs to compensate them for a variety of services they provide to such programs.

Marketing Support Payments. Services for which an Institution receives marketing support payments may include business planning assistance, advertising, educating the Institution's personnel about the First American Funds and shareholder financial planning needs, placement on the Institution's preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Institution. In addition, Institutions may be compensated for enabling Fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Institution. The Advisor and/or the Distributor compensates Institutions differently depending upon, among other factors, sales and assets levels, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Institution.

     Marketing support payments typically apply to retail sales and assets but may apply to other specific types of sales or assets, such as to retirement plans or fee-based advisory programs, in certain situations. The payments are negotiated and may be based on such factors as the number or value of shares that the Institution sells or may sell, the value of the assets invested in the Funds by the Institution's customers and/or other measures as determined from time to time by the Advisor and/or the Distributor. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Institution charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

Program Servicing Payments. Services for which an Institution receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with Fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Institution may perform program services itself or may arrange with a third party to perform program services.

     Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are negotiated and are based on such factors as the type and nature of services or support furnished by the Institution. In addition, payments may include the reimbursement of ticket or operational charges (fees that an Institution charges its representatives for effecting transactions in Fund shares) and/or the payment of a lump sum for services provided.

     The Advisor and/or the Distributor may make one-time or periodic payments to selected Institutions receiving program servicing payments to reimburse printing costs for literature for participants, for account maintenance, for ticket charges of up to $25 per purchase or exchange order placed by an Institution, or for the establishment of First American Funds on the Institution's trading system. In addition, the Advisor and/or the Distributor, at the direction of a retirement plan's sponsor, may reimburse or pay direct expenses of the plan that would otherwise be payable by the plan. These payments may cause the aggregate amount of the payments to an Institution on an annual basis to exceed the basis point amount set forth below.

     Except as described in the foregoing paragraph, in the case of any one Institution (other than U.S. Bank, N.A.), marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Institution on an annual basis. Such exceptions include instances in which an Institution is not receiving distribution fees with respect to a Fund share class which has a distribution fee, in which case such Institution may receive up to 0.50% of the average net assets of that Fund share class attributable to that Institution on an annual basis.

Other Payments

     From time to time, the Advisor and/or the Distributor, at its expense, may provide compensation to Institutions that sell or arrange for the sale of shares of the Fund(s), in addition to marketing support and program servicing payments described above. When not provided for in a marketing support or program servicing agreement, the Advisor and/or the Distributor may pay Institutions for enabling the Advisor and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Institution employees, client and investor events and other Institution-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Advisor and/or the Distributor makes payments for such events as it deems appropriate, subject to its internal guidelines and applicable law.

     The Advisor and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various First American Funds and are afforded the opportunity to speak with portfolio managers. Invitations to these meetings are not conditioned on selling a specific number of shares. Those who have shown an interest in First American Funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by the Advisor and/or the Distributor.

     Certain employees of the Advisor and its affiliates may receive cash compensation from the Advisor and/or the Distributor in connection with establishing new client relationships with the First American Funds. The total compensation of employees who have marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the First American Funds. Other employees of the Advisor and its affiliates may receive a one-time referral fee from the Advisor and/or the Distributor for new business to the First American Funds based on a percentage of the annual revenue generated by the new client relationship. Such compensation will not exceed 10% of the annual revenue generated, up to a maximum of $10,000.

     Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the NASD. Investors can ask their Institution for information about any payments it receives from the Advisor and/or the Distributor and the services it provides for those payments.

     Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Institutions Receiving Additional Payments

     The following is a list of Institutions receiving one or more of the types of payments discussed above as of September 30, 2006:

401(k) Investment Services, Inc.
A.G. Edwards & Sons, Inc.
Administration Resources Corporation
American Stock Transfer & Trust Company
Ameriprise Financial Services, Inc.
Bisys Retirement Services, Inc.
Ceridian Corporation
Charles Schwab & Co., Inc.
Citigroup Global Markets Inc.
City National Bank
Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network
CPI Qualified Plan Consultants, Inc.
D.A. Davidson & Co.
Dyatech, LLC
ExpertPlan, Inc.
Fidelity Brokerage Services LLC/National Financial Services LLC
Fidelity Investments Institutional Operations Company, Inc.
Fidelity Investments Institutional Services Company, Inc./Fidelity Investments
   Institutional Operations Company, Inc.
Fintegra, LLC
GWFS Equities, Inc.
Hewitt Associates LLC
International Clearing Trust Company
J.P. Morgan Retirement Plan Services, LLC
Leggette Actuaries, Inc.
Linsco/Private Ledger Corp.
Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company
McDonald Investments, Inc.
Mercer HR Outsourcing LLC
Merrill Lynch, Pierce, Fenner & Smith Inc.
Mid Atlantic Capital Corporation
Morgan Stanley DW Inc
MSCS Financial Services, LLC
National Investor Services Corp.
National Planning Holdings, Inc.
Pershing LLC
Principal Life Insurance Company
Prudential Investment Management Services, LLC/Prudential Investments LLC Prudential Life Insurance Company of America (The)
Raymond James & Associates/Raymond James Financial Services, Inc.
RBC Dain Rauscher, Inc.
Reliance Trust Company
Retirement Plan Company, LLC (The)
Robert W. Baird & Co., Inc.
Stanton Trust Company N.A.
Stifel, Nicolaus & Co., Inc.
Symetra Life Insurance Company
T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.
TCF Investments, Inc.
U.S. Bancorp Investments, Inc.
U.S. Bank, N.A.
UBS Financial Services, Inc.
Unified Trust Company, N.A.
Wachovia Bank, N.A.
Wachovia Securities, LLC
Wells Fargo Bank, N.A.
Wilmington Trust Company

     Any additions, modification or deletions to the list of Institutions identified above that have occurred since September 30, 2006 are not reflected.

ADMINISTRATOR

     FAF Advisors, Inc. (the "Administrator") serves as Administrator pursuant to an Administration Agreement between the Administrator and the Funds, dated July 1, 2006. Under the Administration Agreement, the Administrator provides, or compensates others to provide, services to the Funds. These services include various oversight and legal services, accounting services and shareholder services. The Funds pay the Administrator fees which are calculated daily and paid monthly. Prior to July 1, 2006, such fees were equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.15% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds, up to $8 billion, 0.135% on the next $17 billion of aggregate average daily net assets, 0.12% on the next $25 billion of aggregate average daily net assets, and 0.10% of the aggregate average daily net assets in excess of $50 billion. The Administrator pays a portion of such fees to U.S. Bancorp Fund Services, LLC ("USBFS"), 615 East Michigan Street, Milwaukee, WI 53202, pursuant to a Sub-Administration Agreement dated July 1, 2005, whereby USBFS provides various sub-administration services. USBFS is a subsidiary of U.S. Bancorp.

     Prior to July 1, 2006, as part of the transfer agent fee, the Funds paid USBFS a fee equal, on an annual basis, to 0.10% of each fund's average daily net assets, to compensate USBFS for providing certain shareholder services and reimbursed USBFS for its payments to financial institutions that establish and maintain omnibus accounts and provide customary services for such accounts. Effective July 1, 2006, this fee was incorporated into the administration fee which, as a result, on an annual basis, is 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American Family of Funds, up to $8 billion, 0.235% on the next $17 billion of the aggregate average daily net assets, 0.22% on the next $25 billion of the aggregate average daily net assets, and 0.20% of the aggregate average daily net assets in excess of $50 billion.

     Prior to July 1, 2005, the Administrator and USBFS acted as Co-Administrators pursuant to a Co-Administration Agreement among the Funds, the Administrator and USBFS. The services provided by, and fees paid to, USBFS pursuant to the Co-Administration Agreement included transfer agency fees and services. As of July 1, 2005, transfer agency services and fees paid to USBFS are covered in a separate Transfer Agency and Shareholder Servicing Agreement between USBFS and the Funds. Under the Co-Administration Agreement the Funds paid the Administrator and USBFS fees which were calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal, on an annual basis, to 0.25% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family up to $8 billion, 0.235% on the next $17 billion of aggregate average daily net assets, 0.22% on the next $25 billion of aggregate average daily net assets, and 0.20% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $50 billion. (For the purposes of the Co-Administration Agreement, the First American fund family included all series of FAF, FASF and FAIF.) In addition, the Funds paid annual fees of $18,500 per CUSIP, shareholder account maintenance fees of $9 to $15 per account, closed account fees of $3.50 per account, and Individual Retirement Account fees of $15 per account.

     The following table sets forth total administrative fees (including fees paid to USBFS through June 30, 2005 for transfer agency services provided under the Co-Administration Agreement), after waivers, paid by each of the Funds listed below to the Administrator and USBFS for the fiscal years ended September 30, 2004 and September 30, 2005, and the fiscal period ended June 30, 2006:

                                           FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL PERIOD ENDED
FUND                                      SEPTEMBER 30, 2004   SEPTEMBER 30, 2005      JUNE 30, 2006
----                                      ------------------   ------------------   -------------------
Core Bond Fund                                $5,473,804           $4,411,938            $1,773,007
High Income Bond Fund                            743,582              648,863               244,896
Inflation Protected Securities Fund (1)                 *             362,827               285,778
Intermediate Government Bond Fund (2)            524,762              218,397                53,857
Intermediate Term Bond Fund                    3,609,652            2,825,698               965,643
Short Term Bond Fund                           2,821,891            2,179,352               596,629
Total Return Bond Fund                           727,212              647,144               339,926
U.S. Government Mortgage Fund                    692,085              483,435               172,779
Arizona Tax Free Fund                             55,939               50,403                24,907
California Intermediate Tax Free Fund            128,523              119,799                52,906
California Tax Free Fund                          71,523               67,124                33,157
Colorado Intermediate Tax Free Fund              156,589              117,264                43,100
Colorado Tax Free Fund                            66,827               51,194                20,550
Intermediate Tax Free Fund                     1,854,990            1,529,007               622,068
Minnesota Intermediate Tax Free Fund             693,351              554,596               204,496
Minnesota Tax Free Fund                          466,617              383,241               153,985
Missouri Tax Free Fund                           492,461              415,797               165,804
Nebraska Tax Free Fund                            93,196               88,360                38,535
Ohio Tax Free Fund                               105,997               97,493                39,253
Oregon Intermediate Tax Free Fund                388,110              329,060               124,892
Short Tax Free Fund (2)                        1,136,738              906,393               271,073
Tax Free Fund                                  1,266,721            1,069,058               464,449

----------
*    Fund was not in operation during this fiscal year/period.

(1)  Commenced operations on October 1, 2004.

(2)  Commenced operations on October 25, 2002.

TRANSFER AGENT

     USBFS serves as the Funds' transfer agent pursuant to a Transfer Agency and Shareholder Servicing Agreement (the "transfer agent agreement") between USBFS and the Funds dated July 1, 2006. For the period July 1, 2005 to July 1, 2006, the Funds paid $18,500 per share class and additional per account fees for transfer agent services. These fees were allocated to each Fund based upon the fund's pro rata share of the aggregate average daily net assets of the funds that comprise FAIF. Under the transfer agent agreement, the Funds also paid USBFS a fee equal, on an annual basis, to 0.10% of each Fund's average daily net assets as compensation for providing certain shareholder services and to reimburse USBFS for its payments to institutions with which it has contracted to establish and service omnibus accounts. In addition, USBFS is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. Prior to July 1, 2005, this 0.10% fee was included in the administration fee.

     Effective July 1, 2006, the Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees will be charged to each fund based on the number of accounts within that fund. Effective July 1, 2006, the 0.10% fee for shareholder services and payments to financial institutions was incorporated into the administration fee. The $18,500 per share class fee that was charged in addition to per account fees has been eliminated. Funds will continue to reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

     The following table sets forth transfer agent fees paid by the Funds to USBFS for the fiscal year ended September 30, 2005 and the fiscal period ended June 30, 2006:

                                         FISCAL YEAR ENDED   FISCAL PERIOD ENDED
FUND                                    SEPTEMBER 30, 2005      JUNE 30, 2006
----                                    ------------------   -------------------
Core Bond Fund                               $657,271             $1,904,710
High Income Bond Fund                          88,869                263,075
Inflation Protected Securities Fund            87,778                306,877
Intermediate Government Bond Fund              25,677                 57,906
Intermediate Term Bond Fund                   392,846              1,037,728
Short Term Bond Fund                          265,489                641,285
Total Return Bond Fund                        100,870                364,892
U.S. Government Mortgage Fund                  69,086                185,655
Arizona Tax Free Fund                           8,421                 26,753
California Intermediate Tax Free Fund          18,133                 56,822
California Tax Free Fund                       11,406                 35,614
Colorado Intermediate Tax Free Fund            16,759                 46,307
Colorado Tax Free Fund                          7,053                 22,069
Intermediate Tax Free Fund                    229,291                668,293
Minnesota Intermediate Tax Free Fund           79,144                219,726
Minnesota Tax Free Fund                        56,618                165,412
Missouri Tax Free Fund                         62,540                178,136
Nebraska Tax Free Fund                         13,604                 41,396
Ohio Tax Free Fund                             14,807                 42,167
Oregon Intermediate Tax Free Fund              48,791                134,205
Short Tax Free Fund                           119,633                291,362
Tax Free Fund                                 162,650                498,840

DISTRIBUTOR

     Quasar Distributors, LLC ("Quasar" or the "Distributor") serves as the distributor for the Funds' shares pursuant to a Distribution Agreement dated July 1, 2005 (the "Distribution Agreement") The Distributor is a wholly owned subsidiary of U.S. Bancorp.

     Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

     Under the Distribution Agreement, the Funds have granted to the Distributor the exclusive right to sell shares of the Funds as agent and on behalf of the Funds. The Distributor pays compensation pursuant to the Distribution Agreement to securities firms, financial institutions (including, without limitation, banks) and other industry professionals (the "Participating Institutions") which enter into sales agreements with the Distributor. U.S. Bancorp Investment Services, Inc. ("USBI"), a broker-dealer affiliated with the Advisor, and U.S. Bank, are Participating Institutions.

     The Class A Shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.25% of the average daily net assets of the Class A Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A Shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to institutions through which shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A Shares each Fund for that month.

     The Class B Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class B Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class B Shares beginning one year after purchase. The Class B Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class B Shares. The distribution fee is intended to compensate the distributor for advancing a commission to institutions purchasing Class B Shares.

     The Class C Shares pay to the Distributor a shareholder servicing fee at the annual rate of 0.25% of the average daily net assets of the Class C Shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class C Shares. This fee is calculated and paid each month based on average daily net assets of the Class C Shares. The Class C Shares also pay to the Distributor a distribution fee at the annual rate of 0.75% of the average daily net assets of the Class C Shares. The Distributor may use the distribution fee to provide compensation to institutions through which shareholders hold their shares beginning one year after purchase.

     The Class R Shares pay to the Distributor a distribution fee at the annual rate of 0.50% of the average daily net assets of Class R Shares. The fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to Participating Institutions in connection with sales of Class R Shares and to pay for advertising and other promotional expenses in connection with the distribution of Class R shares. This fee is calculated and paid each month based on average daily net assets of the Class R Shares.

     The Distributor receives no compensation for distribution of the Class Y Shares.

     The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of FAIF and by the vote of the majority of those Board members of FAIF who are not interested persons of FAIF and who have no direct or indirect financial interest in the operation of FAIF's Rule 12b-1 Distribution and Service Plan or in any agreement related to such plan.

     The following tables set forth the amount of underwriting commissions paid by certain Funds and the amount of such commissions retained by Quasar, during the fiscal years ended September 30, 2004 and September 30, 2005, and the fiscal period ended June 30, 2006:

                                                          TOTAL UNDERWRITING COMMISSIONS
                                          -------------------------------------------------------------
                                           FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL PERIOD ENDED
FUND                                      SEPTEMBER 30, 2004   SEPTEMBER 30, 2005      JUNE 30, 2006
----                                      ------------------   ------------------   -------------------
Core Bond Fund                                 $231,211             $113,366              $ 34,389
High Income Bond Fund                           123,393               80,031                38,640
Inflation Protected Securities Fund (1)                *             141,133                 9,051
Intermediate Government Bond Fund (2)             3,579               16,765                 1,430
Intermediate Term Bond Fund                      63,980               30,413                11,326
Short Term Bond Fund                            136,420               42,687                10,466
Total Return Bond Fund                           77,286               35,383                23,549
U.S. Government Mortgage Fund                    86,343               78,171                 8,924
Arizona Tax Free Fund                            25,979                4,827                16,857
California Intermediate Tax Free Fund            20,011               21,788                 4,603
California Tax Free Fund                         45,356               52,675                48,900
Colorado Intermediate Tax Free Fund              38,569               26,885                   665
Colorado Tax Free Fund                           21,237                9,331                 3,223
Intermediate Tax Free Fund                       22,352               12,581                 4,619
Minnesota Intermediate Tax Free Fund            107,669               62,004                25,247
Minnesota Tax Free Fund                          85,748              243,346               189,617
Missouri Tax Free Fund                           60,845               57,868                22,031
Nebraska Tax Free Fund                           67,116               24,069                 7,335
Ohio Tax Free Fund                               24,187                6,620                 4,958
Oregon Intermediate Tax Free Fund                30,543               28,714                15,532
Short Tax Free Fund (2)                          17,522                7,124                    30
Tax Free Fund                                   118,133               42,426                29,586

----------
*    Fund was not in operation during this fiscal year/period.

(1)  Commenced operations October 1, 2004.

(2)  Commenced operations on October 25, 2002.

                                                   UNDERWRITING COMMISSIONS RETAINED BY QUASAR
                                          -------------------------------------------------------------
                                           FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL PERIOD ENDED
FUND                                      SEPTEMBER 30, 2004   SEPTEMBER 30, 2005      JUNE 30, 2006
----                                      ------------------   ------------------   -------------------
Core Bond Fund                                 $ 15,481              $ 8,100              $ 2,924
High Income Bond Fund                             5,461                5,542                5,630
Inflation Protected Securities Fund (1)                *              17,297                1,380
Intermediate Government Bond Fund (2)               565                2,762                  292
Intermediate Term Bond Fund                       9,141                5,090                1,671
Short Term Bond Fund                             38,498                8,896                2,741
Total Return Bond Fund                            5,126                2,465                2,053
U.S. Government Mortgage Fund                     5,312                6,935                  689
Arizona Tax Free Fund                             2,058                  289                1,131
California Intermediate Tax Free Fund             3,196                3,027                  572
California Tax Free Fund                          4,226                3,688                3,890
Colorado Intermediate Tax Free Fund               5,258                3,848                   91
Colorado Tax Free Fund                            2,167                  977                  539
Intermediate Tax Free Fund                        3,244                2,089                  781
Minnesota Intermediate Tax Free Fund             15,098                9,038                3,866
Minnesota Tax Free Fund                           6,237               44,160               15,207

                                     FISCAL YEAR ENDED    FISCAL YEAR ENDED   FISCAL PERIOD ENDED
FUND                                SEPTEMBER 30, 2004   SEPTEMBER 30, 2005      JUNE 30, 2006
----                                ------------------   ------------------   -------------------
Missouri Tax Free Fund                    $  660               $4,542                $1,825
Nebraska Tax Free Fund                     4,981                2,563                   490
Ohio Tax Free Fund                         1,517                  576                   408
Oregon Intermediate Tax Free Fund          4,630                4,509                 2,634
Short Tax Free Fund (2)                    3,367                1,203                     3
Tax Free Fund                              9,949                3,528                 2,323

----------
*    Fund was not in operation during this fiscal year/period.

(1)  Commenced operations October 1, 2004.

(2)  Commenced operations on October 25, 2002.

     The Distributor received the following compensation from the Funds during the Funds' most recent fiscal period ended June 30, 2006:

                                        NET UNDERWRITING   COMPENSATION ON
                                          DISCOUNTS AND    REDEMPTIONS AND    BROKERAGE        OTHER
                                           COMMISSIONS       REPURCHASES     COMMISSIONS   COMPENSATION*
                                        ----------------   ---------------   -----------   -------------
Core Bond Fund                               $ 2,924           $34,018            --             --
High Income Bond Fund                          5,630            29,297            --             --
Inflation Protected Securities Fund            1,380             1,979
Intermediate Government Bond Fund                292                11            --             --
Intermediate Term Bond Fund                    1,671                --            --             --
Short Term Bond Fund                           2,741               247            --             --
Total Return Bond Fund                         2,053             4,678            --             --
U.S. Government Mortgage Fund                    689            17,177            --             --
Arizona Tax Free Fund                          1,131                49            --
California Intermediate Tax Free Fund            572                --            --             --
California Tax Free Fund                       3,890             5,468            --             --
Colorado Intermediate Tax Free Fund               91                --            --             --
Colorado Tax Free Fund                           539                83            --             --
Intermediate Tax Free Fund                       781                --            --             --
Minnesota Intermediate Tax Free Fund           3,866                --            --             --
Minnesota Tax Free Fund                       15,207               934            --             --
Missouri Tax Free Fund                         1,825                --            --             --
Nebraska Tax Free Fund                           490             1,075            --             --
Ohio Tax Free Fund                               408                --            --             --
Oregon Intermediate Tax Free Fund              2,634                --            --             --
Short Tax Free Fund                                3                --            --             --
Tax Free Fund                                  2,323                12            --             --

* As disclosed below, the Funds also paid fees to the Distributor under FAIF's Rule 12b-1 Distribution and Service Plan. None of those fees were retained by the Distributor. The Distributor is compensated under a separate arrangement from fees earned by U.S. Bancorp Fund Services, LLC, as part of the Sub-Administration Agreement between FAF Advisors and U.S. Bancorp Fund Services, LLC.

     Prior to June 30, 2004, the Class R Shares were designated Class S Shares. FAIF had entered into a Shareholder Service Plan and Agreement with the Distributor with respect to the Class S Shares (the "Class S Shareholder Service Plan and Agreement"), under which the Distributor had agreed to provide FAIF, or enter into written agreements with other service providers pursuant to which the service providers would provide FAIF, one or more specified shareholder services to beneficial owners of Class S Shares. Pursuant to the Class S Shareholder Service Plan and Agreement, the Funds paid the Distributor a fee at an annual rate of 0.25% of the average net asset value of the Class S Shares, computed daily and paid monthly. The Distributor paid shareholder service providers with which it had entered into written agreements out of this amount.

     The total shareholder servicing fees, after waivers, paid by Class S Shares of the Funds listed below to the Distributor for the fiscal year ended September 30, 2004:

Core Bond Fund                          $53,878
High Income Bond Fund                       986
Intermediate Government Bond Fund              *
Intermediate Term Bond Fund              11,147
Short Term Bond Fund                      7,153
Total Return Bond Fund                    3,228
U.S. Government Mortgage Fund            21,251
Arizona Tax Free Fund                          *
California Intermediate Tax Free Fund          *
California Tax Free Fund                       *
Colorado Intermediate Tax Free Fund            *
Colorado Tax Free Fund                         *
Intermediate Tax Free Fund                     *
Minnesota Intermediate Tax Free Fund           *
Minnesota Tax Free Fund                        *
Missouri Tax Free Fund                         *
Nebraska Tax Free Fund                         *
Ohio Tax Free Fund                             *
Oregon Intermediate Tax Free Fund              *
Short Tax Free Fund                            *
Tax Free Fund                                  *

----------
*    Fund did not offer share class during time period indicated.

     FAIF has also adopted a Distribution and Service Plan with respect to the Class A, Class B, Class C and Class R Shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the "Plan"). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Distributor to retain the sales charges paid upon purchase of Class A, Class B and Class C Shares and authorize the Funds to pay the Distributor distribution and/or shareholder servicing fees. The Plan is a "compensation-type" plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. The distribution fees under the Plan are used for primary purpose of compensating broker-dealers for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts. The Plan authorizes the Distributor to retain the contingent deferred sales charge applied on redemptions of Class B and C Shares, except that portion which is reallowed to Participating Institutions. The Plan recognizes that the Distributor and the Advisor, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class B, Class C and Class R Shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Advisor at any time.

     The following table sets forth the total Rule 12b-1 fees, after waivers, paid by certain of the Funds for the fiscal period ended June 30, 2006 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds. As noted above, no distribution fees are paid with respect to Class Y shares.

                                           FISCAL PERIOD ENDED JUNE 30, 2006
                                                    RULE 12B-1 FEES
                                        ---------------------------------------
                                         CLASS A    CLASS B   CLASS C   CLASS R
FUND                                     SHARES     SHARES     SHARES    SHARES
----                                    --------   --------   -------   -------
Core Bond Fund                          $280,164   $115,989   $46,238    $ 91
High Income Bond Fund                     64,783     50,379    85,428     128
Inflation Protected Securities Fund       11,765           *    5,927       3
Intermediate Government Bond Fund          1,895           *         *       *
Intermediate Term Bond Fund               48,596           *         *       *
Short Term Bond Fund                      98,761           *         *       *
Total Return Bond Fund                    32,429     29,851    20,306      22
U.S. Government Mortgage Fund             38,395     54,794    43,223      18
Arizona Tax Free Fund                     17,878           *    7,082        *
California Intermediate Tax Free Fund      4,599           *         *       *
California Tax Free Fund                  21,834           *   16,460        *
Colorado Intermediate Tax Free Fund       13,111           *         *       *
Colorado Tax Free Fund                    16,901           *   15,889        *
Intermediate Tax Free Fund                37,854           *         *       *
Minnesota Intermediate Tax Free Fund      32,620           *         *       *
Minnesota Tax Free Fund                  194,746           *   48,016        *
Missouri Tax Free Fund                    53,824           *      936        *
Nebraska Tax Free Fund                    13,255           *    7,631        *
Ohio Tax Free Fund                         1,721           *      965        *
Oregon Intermediate Tax Free Fund         11,223           *         *       *
Short Tax Free Fund                        4,302           *         *       *
Tax Free Fund                             68,236           *   12,108        *

----------
*    Fund or class was not in operation during this fiscal period.

     The following table sets forth the Rule 12b-1 fees the Distributor paid to Participating Institutions for the fiscal period ended June 30, 2006 with respect to the Class A shares, Class B shares, Class C shares and Class R shares of the Funds.

                                           FISCAL PERIOD ENDED JUNE 30, 2006
                                        --------------------------------------
                                         CLASS A   CLASS B   CLASS C   CLASS R
                                         SHARES    SHARES     SHARES    SHARES
                                        --------   -------   -------   -------
Core Bond Fund                          $193,437   $25,848   $20,543     $ 5
High Income Bond Fund                     24,551     9,381    10,869      67
Inflation Protected Securities Fund       11,047          *    5,400       3
Intermediate Government Bond Fund          1,634          *         *       *
Intermediate Term Bond Fund               33,806          *         *       *
Short Term Bond Fund                      59,553          *         *       *
Total Return Bond Fund                    29,475     6,296     3,087      15
U.S. Government Mortgage Fund             35,669    12,683     8,525      27
Arizona Tax Free Fund                        805          *    1,474        *
California Intermediate Tax Free Fund      3,492          *         *       *
California Tax Free Fund                  17,011          *   13,109        *
Colorado Intermediate Tax Free Fund        9,952          *         *       *
Colorado Tax Free Fund                     7,567          *    3,342        *
Intermediate Tax Free Fund                26,516          *         *       *
Minnesota Intermediate Tax Free Fund      16,970          *         *       *
Minnesota Tax Free Fund                   26,888          *   20,364        *
Missouri Tax Free Fund                    47,561          *      759        *
Nebraska Tax Free Fund                     2,095          *    2,692        *
Ohio Tax Free Fund                         1,668          *      847        *
Oregon Intermediate Tax Free Fund          9,411          *         *       *
Short Tax Free Fund                        3,671          *         *       *
Tax Free Fund                             25,826          *    2,108        *

----------
*    Fund or class was not in operation during this fiscal period.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Custodian. U.S. Bank, 415 Walnut Street, Cincinnati, OH 45202, acts as the custodian for each Fund. U.S. Bank is a subsidiary of U.S. Bancorp. The custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the custodian. The custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIF's officers or resolutions of the Board of Directors.

     As compensation for its services as custodian to the Funds, U.S. Bank is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Funds' average daily net assets. In addition, the custodian is reimbursed for their out-of-pocket expenses incurred while providing services to the Funds. The custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIF.

     Independent Registered Public Accounting Firm. Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds' independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

                               PORTFOLIO MANAGERS

OTHER ACCOUNTS MANAGED

     The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds' portfolio managers as of June 30, 2006.

                                                                                         AMOUNT SUBJECT
                                                                                               TO
                                                            NUMBER OF                     PERFORMANCE-
PORTFOLIO MANAGER             TYPE OF ACCOUNT MANAGED        ACCOUNTS       ASSETS          BASED FEE
-----------------        --------------------------------   ---------   --------------   --------------
Christopher L. Drahn     Registered Investment Company          12      $  1.8 billion          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                          7      $185.6 million          0

Jeffrey J. Ebert         Registered Investment Company           3      $  3.2 billion          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                         16      $645.0 million          0

John T. Fruit            Registered Investment Company           1      $251.0 million          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                          0                   0          0

Michael S. Hamilton      Registered Investment Company           5      $680.3 million          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                          2      $187.5 million          0

Gregory A. Hanson        Registered Investment Company           1      $251.0 million          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                         31      $  1.9 billion          0

Douglas P. Hedberg       Registered Investment Company           2      $332.4 million          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                          6      $580.7 million          0

Wan-Chong Kung           Registered Investment Company           5      $  3.5 billion          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                         20      $863.9 million          0

Chris J. Neuharth        Registered Investment Company           9      $  3.7 billion          0
                         Other Pooled Investment Vehicles        1      $  1.3 billion          0
                         Other Accounts                         16      $  1.1 billion          0

Marie A. Newcome         Registered Investment Company           1      $533.3 million          0
                         Other Pooled Investment Vehicles        1      $  1.3 billion          0

                                                                                         AMOUNT SUBJECT
                                                                                               TO
                                                            NUMBER OF                     PERFORMANCE-
PORTFOLIO MANAGER             TYPE OF ACCOUNT MANAGED        ACCOUNTS       ASSETS          BASED FEE
-----------------        --------------------------------   ---------   --------------   --------------
                         Other Accounts                         63      $600.0 million          0

Jason J. O'Brien         Registered Investment Company           1      $168.5 million          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                          0                   0          0

Timothy A. Palmer        Registered Investment Company           2      $  2.2 billion          0
                         Other Pooled Investment Vehicles        1      $ 40.8 million          0
                         Other Accounts                         18      $462.0 million          0

Linda M. Sauber          Registered Investment Company           2      $367.6 million          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                          0                   0          0

Catherine M. Stienstra   Registered Investment Company          10      $  1.7 billion          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                          7      $598.0 million          0

Douglas J. White         Registered Investment Company           9      $  1.7 billion          0
                         Other Pooled Investment Vehicles        0                   0          0
                         Other Accounts                         13      $217.3 million          0

     SIMILAR ACCOUNTS. The Funds' portfolio managers often manage multiple accounts. The Advisor has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

COMPENSATION

     Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

     Base pay is determined based upon an analysis of the portfolio manager's general performance, experience, and market levels of base pay for such position.

     Portfolio managers are paid an annual incentive based upon investment performance, generally over the past one- and three-year periods unless the portfolio manager's tenure is shorter. The maximum potential annual cash incentive is equal to a multiple of base pay, determined based upon the particular portfolio manager's performance and experience, and market levels of base pay for such position.

     For managers of the Bond Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to the portfolio's benchmark and performance relative to an appropriate Lipper industry peer group. Generally, the threshold for payment of an annual cash incentive is
(i) benchmark performance and (ii) median performance versus the peer group, and the maximum annual cash incentive is attained at (i) a spread over the benchmark which the Advisor believes will, over time, deliver top quartile performance and
(ii) top quartile performance versus the Lipper industry peer group.

     For managers of the Tax Free Funds, the portion of the maximum potential annual cash incentive that is paid out is based upon performance relative to an appropriate Lipper industry peer group, and for certain portfolio managers is also based on a subjective component. Generally, the threshold for payment of an annual cash incentive is median performance versus the peer group, and the maximum annual cash incentive is attained at top quartile performance versus the Lipper industry peer group.

     Investment performance is measured on a pre-tax basis, gross of fees for Fund results and for the Lipper industry peer group.

     Long term incentive payments are paid to portfolio managers on an annual basis based upon general performance and expected contributions to the success of the Advisor. Long-term incentive payments are comprised of two components:
(i) phantom equity units of the Advisor and (ii) U.S. Bancorp options and restricted stock.

     There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

OWNERSHIP OF FUND SHARES

     The following table indicates as of June 30, 2006 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage. For purposes of this table, the following letters indicate the range listed next to each letter:

     A - $0
     B - $1 - $10,000
     C - $10,001 - $50,000
     D - $50,001 - $100,000
     E - $100,001 - $500,000
     F - $500,001 - $1,000,000
     G - More than $1 million

                                                                                      OWNERSHIP IN
PORTFOLIO MANAGER                         FUND                    OWNERSHIP IN FUND   FUND COMPLEX
-----------------                         ----                    -----------------   ------------
Christopher L. Drahn      California Intermediate Tax Free Fund           A                 E
                          California Tax Free Fund                        A
                          Colorado Intermediate Tax Free Fund             A
                          Colorado Tax Free Fund                          A
                          Intermediate Tax Free Fund                      A
                          Minnesota Intermediate Tax Free Fund            A
                          Minnesota Tax Free Fund                         A
                          Missouri Tax Free Fund                          A
                          Nebraska Tax Free Fund                          A
                          Ohio Tax Free Fund                              A
                          Oregon Intermediate Tax Free Fund               A
                          Short Tax Free Fund                             A

Jeffrey J. Ebert          Core Bond Fund                                  B                 D
                          Intermediate Term Bond Fund                     A
                          Total Return Bond Fund                          A

John T. Fruit             High Income Bond Fund                           C                 D

Michael S. Hamilton       California Intermediate Tax Free Fund           A                 D
                          California Tax Free Fund                        A
                          Ohio Tax Free Fund                              A
                          Oregon Intermediate Tax Free Fund               A

Gregory A. Hanson         High Income Bond Fund                           A                 E

Douglas P. Hedberg        High Income Bond Fund                           C                 E

Wan-Chong Kung            Core Bond Fund                                  D                 E
                          Inflation Protected Securities Fund             A
                          Intermediate Government Bond Fund               A
                          Intermediate Term Bond Fund                     A
                          Total Return Bond Fund                          A

Chris J. Neuharth         Core Bond Fund                                  C                 E

                                                                                      OWNERSHIP IN
PORTFOLIO MANAGER                          FUND                   OWNERSHIP IN FUND   FUND COMPLEX
-----------------                          ----                   -----------------   ------------
                          Short Term Bond Fund                            A
                          Total Return Bond Fund                          A
                          U.S. Government Mortgage Fund                   A

Marie A. Newcome          Short Term Bond Fund                            A                 C

Jason J. O'Brien          U.S. Government Mortgage Fund                   A                 E

Timothy A. Palmer         Core Bond Fund                                  A                 C
                          Total Return Bond Fund                          A

Linda M. Sauber           Inflation Protected Securities Fund             A                 C
                          Intermediate Government Bond Fund               A

Catherine M. Stienstra    Arizona Tax Free Fund                           A                 C
                          Colorado Intermediate Tax Free Fund             A
                          Colorado Tax Free Fund                          A
                          Intermediate Tax Free Fund                      A
                          Nebraska Tax Free Fund                          A
                          Short Tax Free Fund                             A
                          Tax Free Fund                                   A

Douglas J. White          Arizona Tax Free Fund                           A                 E
                          Minnesota Intermediate Tax Free Fund            A
                          Minnesota Tax Free Fund                         A
                          Missouri Tax Free Fund                          A
                          Tax Free Fund                                   A

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

     Decisions with respect to which securities are to be bought or sold, the total amount of securities to be bought or sold, the broker-dealer with or through which the securities transactions are to be effected and the commission rates applicable to the trades are made by the Advisor.

     In selecting a broker-dealer to execute securities transactions, the Advisor considers a variety of factors, including the execution capability, financial responsibility and responsiveness of the broker-dealer in seeking best price and execution. Subject to the satisfaction of its obligation to seek best execution, other factors the Advisor may consider include a broker-dealer's access to initial public offerings and the nature and quality of any brokerage and research products and services the broker-dealer provides. However, the Advisor may cause the Funds to pay a broker-dealer a commission in excess of that which another broker-dealer might have charged for effecting the same transaction (a practice commonly referred to as "paying up"). However, the Advisor may cause the Funds to pay up in recognition of the value of brokerage and research products and services provided to the Advisor by the broker-dealer. The broker-dealer may directly provide such products or services to the Advisor or purchase them form a third party and provide them to the Advisor. In such cases, the Funds are in effect paying for the brokerage and research products and services in so-called "soft-dollars". However, the Advisor will authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research products and services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor with respect to the managing its accounts.

     The types of research products and services the Advisor receives include economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, interest rate forecasts, and other services that assist in the investment decision making process. Research products and services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Advisor by, or through, broker-dealers.

     The research products and services the Advisor receives from broker-dealers are supplemental to, and do not necessarily reduce, the Advisor's own normal research activities. As a practical matter, however, it would be impossible for the Advisor to generate all of the information presently provided by broker-dealers. The expenses of the Advisor would be materially increased if they attempted to generate such additional information through their own staffs. To the extent that the Advisor could use cash to purchase many of the brokerage and research products and services received for allocating securities transactions to broker-dealers, the Advisor are relieved of expenses that they might otherwise bear when such services are provided by broker-dealers.

     As a general matter, the brokerage and research products and services the Advisor receive from broker-dealers are used to service all of their respective accounts. However, any particular brokerage and research product or service may not be used to service each and every client account, and may not benefit the particular accounts that generated the brokerage commissions. For example, equity commissions may pay for brokerage and research products and services utilized in managing fixed income accounts.

     In some cases, the Advisor may receive brokerage or research products or services that are used for both brokerage or research purposes and other purposes, such as accounting, record keeping, administration or marketing. In such cases, the Advisor will make a good faith effort to decide the relative proportion of the cost of such products or services used for non-brokerage or research purposes and will pay for such portion from its own funds. In such circumstance, the Advisor has a conflict of interest in making such decisions.

     Many of the Funds' portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis, other than certain transactions effected on a so-called riskless principal basis, are made without the payment of brokerage commissions but at net prices which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds typically deal with market makers unless it appears that better price and execution are available elsewhere.

     It is expected that International Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commissions on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

     Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

     The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

     When two or more clients of the Advisor are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in a manner considered by the Advisor to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

     The following table sets forth the aggregate brokerage commissions paid by certain of the Funds during the fiscal years ended September 30, 2004 and September 30, 2005, and the fiscal period ended June 30, 2006:

                                              FISCAL YEAR          FISCAL YEAR      FISCAL PERIOD
                                                 ENDED                ENDED             ENDED
                                          SEPTEMBER 30, 2004   SEPTEMBER 30, 2005   JUNE 30, 2006
                                          ------------------   ------------------   -------------
Core Bond Fund                                  $24,670              $9,126            $ 3,545
High Income Bond Fund                             2,057                  26             15,449
Inflation Protected Securities Fund (1)               *                 335                331
Intermediate Government Bond Fund (2)             1,900                 172                 --
Intermediate Term Bond Fund                      16,394               6,001              2,029
Short Term Bond Fund                              2,625                   0                 --
Total Return Bond Fund                            3,251                 309              6,363
U.S. Government Mortgage Fund                     2,971               1,010                 --
Arizona Tax Free Fund                                --                  --                 --
California Intermediate Tax Free Fund                --                  --                 --
California Tax Free Fund                             --                  --                 --
Colorado Intermediate Tax Free Fund                  --                  --                 --
Colorado Tax Free Fund                               --                  --                 --
Intermediate Tax Free Fund                           --                  --                 --
Minnesota Intermediate Tax Free Fund                 --                  --                 --
Minnesota Tax Free Fund                              --                  --                 --
Missouri Tax Free Fund                               --                  --                 --
Nebraska Tax Free Fund                               --                  --                 --
Ohio Tax Free Fund                                   --                  --                 --
Oregon Intermediate Tax Free Fund                    --                  --                 --
Short Tax Free Fund (2)                              --                  --                 --
Tax Free Fund                                        --                  --                 --

----------
*    Fund was not in operation during this fiscal year.

--   No commissions paid.

(1)  Commenced operations October 1, 2004.

(2)  Commenced operations on October 25, 2002.

     At June 30, 2006, certain Funds held the securities of their "regular brokers or dealers" as follows:

                         REGULAR BROKER OR DEALER   AMOUNT OF SECURITIES
FUND                        ISSUING SECURITIES       HELD BY FUND (000)      TYPE OF SECURITIES
----                     ------------------------   --------------------   ---------------------
Core Bond                Goldman Sachs                     $13,949         Corporate Obligations
                         Merrill Lynch                       9,109         Corporate Obligations
                         Morgan Stanley                     15,785         Corporate Obligations

Intermediate Term Bond   CS First Boston                   $19,036         Corporate Obligations
                         Goldman Sachs                       9,147         Corporate Obligations
                         Merrill Lynch                       4,664         Corporate Obligations
                         Morgan Stanley                      5,902         Corporate Obligations

Short Term Bond          Goldman Sachs                     $ 2,620         Corporate Obligations
                         Morgan Stanley                      3,781         Corporate Obligations

Total Return Bond        Goldman Sachs                     $ 2,758         Corporate Obligations
                         Merrill Lynch                       1,543         Corporate Obligations
                         Morgan Stanley                      1,967         Corporate Obligations

                                  CAPITAL STOCK

     Each share of each Fund's $.01 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

     Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIF Funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan. The Bylaws of FAIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

     As of October 5, 2006, the directors and officers of FAIF as a group owned less than one percent of each Fund's outstanding shares and the Funds were aware that the following persons owned of record five percent or more of the outstanding shares of each class of stock of the Funds:

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
TAX FREE FUND

NFS LLC FEBO                                                    9.52%
IONE R DILLEY TTEE
KENNETH P DILLEY REVOC TRUST
U/A 4/8/97
13731 HICKMAN RD #3202
URBANDALE IA 50323-2197

FIRST CLEARING LLC                                              6.92%
ETHEL PEDERSON TRUST
ETHEL PEDERSON TTEE
3710 PROVIDENCE POINT DR SE APT 206
ISSAQUAH WA 98029-7231

UBS FINANCIAL SERVICES INC FBO                                  5.29%
MARY A MATTSON
VINCE R MATTSON
TOD ACCOUNT
3223 OGDEN AVE
SUPERIOR WI 54880-5411

LOUIS F DOUD &                                                  5.15%
KATHYRN M DOUD TTEES
U/A DTD 04/26/1995 LOUIS F DOUD
& KATHYRN M DOUD LIV TRUST
5901 76TH AVE E
PUYALLUP WA 98371-3850

UBS FINANCIAL SERVICES INC. FBO                                 5.06%
TED R WALLACE BY-PASS TRUST
FRANCES A WALLACE TTEE
U/A DTD 10/18/1996
1061 ADON RD
MOORCROFT WY 82721-9438

BAND & CO                                                                83.00%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          10.65%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                   5.36%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
MINNESOTA TAX FREE FUND

MERRILL LYNCH PIERCE FENNER                                     7.99%
& SMITH SAFEKEEPING
ATTN PHYSICAL TEAM
4800 DEER LAKE DR E
JACKSONVILLE FL 32246-6484

US BANCORP INVESTMENTS INC.                                     6.44%
100 SOUTH 5TH ST. SUITE 1400
MINNEAPOLIS MN 55402-1217

BAND & CO                                                                88.05%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

UBS FINANCIAL SERVICES INC.                                               6.17%
FBO JANE N MOOTY & JOHN W MOOTY
TR JANE N MOOTY REV TRUST
U/A DTD 02/18/91
8106 HIGHWOOD DR, APT Y232
BLOOMINGTON MN 55438-1054

HIGH INCOME BOND FUND

U S BANCORP INVESTMENTS INC                                                        67.58%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

MG TRUST CO CUST FBO                                                               29.69%
JOHNSON-QUAID VENTURES LLC DB
700 17TH ST STE 300
DENVER CO 80202-3531

BAND & CO                                                                70.74%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          15.08%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                  13.40%
PO BOX 1787
MILWAUKEE WI 53201-1787

CALIFORNIA INTERMEDIATE TAX FREE FUND

US BANCORP INVESTMENTS INC.                24.10%
60 LIVINGSTON AVENUE
SAINT PAUL MN 55107-2292

US BANCORP INVESTMENTS INC.                 6.40%
100 SOUTH 5TH ST SUITE 1400
MINNEAPOLIS MN 55402-1217

BAND & CO                                                                82.45%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
WASHINGTON & CO                                                          16.54%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

OREGON INTERMEDIATE TAX FREE FUND

US BANCORP INVESTMENTS INC.                11.24%
60 LIVINGSTON AVENUE
SAINT PAUL MN 55107-2292

PERSHING LLC                                7.12%
PO BOX 2052
JERSEY CITY NJ 07303-2052

WILLIAM L MAINWARING                        7.00%
1090 SOUTHRIDGE PL S
SALEM OR 97302-5947

WASHINGTON & CO                                                          50.11%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                47.60%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

INTERMEDIATE TAX FREE FUND

UNIFIED TRUST COMPANY NA                    8.00%
OMNIBUS TRUST
2353 ALEXANDRIA DR STE 100
LEXINGTON KY 40504-3208

BAND & CO                                                                53.49%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          38.06%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                   8.18%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CORE BOND FUND

BAND & CO                                   6.27%                        57.08%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                  8.48%              19.22%     9.27%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                  16.89%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
WASHINGTON & CO                                                          10.76%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                              5.38%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2575

MG TRUST                                                                           93.42%
SHUMATE TRI-CITY LLC
700 17TH ST STE 300
DENVER CO 80202-3531

INTERMEDIATE TERM BOND FUND

BAND & CO                                                                45.87%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                  28.47%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          16.50%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MUGGS & CO                                 15.81%                         5.38%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

SHORT TERM BOND FUND

BAND & CO                                                                49.91%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                  28.87%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          15.93%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MINNESOTA INTERMEDIATE TAX FREE FUND

ALFRED P GALE                               5.61%
2350 HIGHLAND RD
MAPLE PLAIN, MN 55359-9570

BAND & CO                                                                91.07%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
COLORADO INTERMEDIATE TAX FREE FUND

U.S. BANCORP INVESTMENTS INC.              27.93%
60 LIVINGSTON AVENUE
ST PAUL MN 55107-2292

BAND AND CO                                                              78.16%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          18.95%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

INTERMEDIATE GOVERNMENT BOND FUND

US BANCORP INVESTMENTS INC                 40.32%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

NFS LLC FEBO                                8.90%
NOELCO CO
A PARTNERSHIP
PO BOX 380
EL DORADO AR 71731-0380

WASHINGTON & CO                                                          33.40%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                34.96%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                  12.71%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANK CUST                                                             18.03%
US BANCORP CAP
U/A 01-01-1984
60 LIVINGSTON AVE
SAINT PAUL MN 55101-2672

ARIZONA TAX FREE FUND

UBS FINANCIAL SERVICES INC. FBO            11.60%
FLORENCE I TIMMERMAN TTEE
FLORENCE TIMMERMAN REV LIV TR
U/A DTD 12/1/04
18510 N PARKVIEW PL APT 127
SURPRISE AZ 85374-4284

UBS FINANCIAL SERVICES INC. FBO            11.44%
ROBERT W MOORE MGR
TAYLOR TRUST FARMS LLC
A PARTNERSHIP
PO BOX 128
WADDELL AZ 85355-0128

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
WILLIAM BLAIR & CO LLC                                         15.82%
LEE H BROWN
222 WEST ADAMS STREET
CHICAGO IL 60606-5312

UBS FINANCIAL SERVICES INC. FBO                                12.61%
SARABELLE B STEELE TTEE
THOMAS A STEELE III TTEE
U/A DTD 4/24/2001
10015 W ROYAL OAK RD APT 123
SUN CITY AZ 85351-3115

UBS FINANCIAL SERVICES INC. FBO                                10.47%
LOIS ANNE DOYLE TTEE
LOIS ANNE DOYLE TRUST
U/A DTD 07/21/94
9608 W PINERIDGE DR
SUN CITY AZ 85351-2443

PERSHING LLC                                                    9.64%
PO BOX 2052
JERSEY CITY NJ 07303-2052

LPL FINANCIAL SERVICES                                          7.95%
9785 TOWNE CENTRE DRIVE
SAN DIEGO CA 92121-1968

BAND & CO                                                                61.64%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          23.36%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                  15.00%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CALIFORNIA TAX FREE FUND

US BANCORP INVESTMENTS INC                 13.85%              52.85%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

UBS FINANCIAL SERVICES INC. FBO                                12.08%
POINT ADVISORS LLC
A PARTNERSHIP
ATTN M/M GREENSLADE
14529 CAMINITO LAZANJA
SAN DIEGO CA 92127-3602

PERSHING LLC                                                    6.88%
PO BOX 2052
JERSEY CITY NJ 07303-2052

BAND & CO                                                                83.15%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          10.99%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
COLORADO TAX FREE FUND

UBS FINANCIAL SERVICES INC.                 5.92%
RICHARD L MONFORT TTEE
WALKER LEE MONFORT TRUST I
U/A DTD 10/17/86
3519 HOLMAN CT
GREELEY CO 80631-9428

US BANCORP INVESTMENTS INC                 14.22%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

UBS FINANCIAL SERVICES INC. FBO             5.64%
RICHARD L MONFORT TTEE
LYNDSEY MEEKER TRUST I
U/A DTD 04/20/86
3519 HOLMAN CT
GREELEY CO 80631-9428

C/O DON DITMARS                                                 7.72%
UBS FINANCIAL SERVICES INC FBO
M B E LIMITED PARTNERSHIP
A PARTNERSHIP
PO BOX 126
CASTLE ROCK CO 80104-0126

UBS FINANCIAL SERVICES INC. FBO                                 6.68%
GOLDYE RADETSKY
600 S CHERRY ST STE 230
DENVER CO 80246-1704

BAND & CO                                                                67.28%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

FIRST & CO                                                               20.03%
ATTN TRUST OPS
C/O ALLIANCE BANK NA
160 MAIN ST
ONEIDA NY 13421-1629

CAPINCO                                                                   7.97%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

NEBRASKA TAX FREE FUND

UBATCO & CO                                14.22%
ATTN TRUST OPERATIONS
PO BOX 82535
LINCOLN NE 68501-2535

RICHARD H WARMAN                           14.66%
TOD
4641 N 56TH ST
LINCOLN NE 68504-1716

RBC DAIN RAUSCHER FBO                      13.96%
J. JOHN GRAINGER
2929 VAN DORN ST
LINCOLN NE 68502-4261

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
UBS FINANCIAL SERVICES INC.                                    13.39%
WJ@SA MOHANNA COTR WJ MOHANNA
TR AMD&RSTD 5/23/05 & SA & WJ
AMD&RSTD 5/23/05 TEN IN COM
702 FORT CROOK RD S STE 343
BELLEVUE NE 68005-7905

UBS FINANCIAL SERVICES INC FBO                                  8.27%
MARGARET J OLTMANNS
LYNN OLSON JTTEENWROS
1905 S 116TH ST
OMAHA NE 68144-2901

PERSHING LLC                                                   11.45%
PO BOX 2052
JERSEY CITY NJ 07303-2052

US BANCORP INVESTMENTS INC                                     15.83%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

NFS LLC FEBO                                                    6.23%
HAROLD A RICE
18202 NICHOLAS RD
PLATTSMOUTH NE 68048-7338

UBS FINANCIAL SERVICES INC FBO                                  5.61%
MICHAEL C DAVLIN
3349 S 114TH ST
OMAHA NE 68144-4728

BAND & CO                                                                84.17%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                           8.63%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                   5.92%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

SHORT TAX FREE FUND

US BANCORP INVESTMENTS INC                 48.77%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

WASHINGTON & CO                                                          59.39%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

BAND & CO                                                                32.69%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                   7.84%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

INFLATION PROTECTED SECURITIES FUND

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
BAND & CO                                                                58.82%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

US BANCORP INVESTMENTS INC                 30.86%              47.90%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

JOYCE LIBRA                                                    11.14%
515 7TH AVE NE
PINE CITY MN 55063-1167

CAPINCO                                                                  25.43%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          14.07%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

LPL FINANCIAL SERVICES                                          6.12%
9785 TOWNE CENTRE DR
SAN DIEGO CA 92121-1968

PIMS/PRUDENTIAL RETIREMENT                                                         99.88%
AS NOMINEE FOR THE TTEE/CUST PL 007
PBC MANAGEMENT, INC.
1148 BROADWAY
3RD FLOOR MAIN OFFICE
COLUMBUS GA 31901

U.S. GOVERNMENT MORTGAGE FUND

MUGGS & CO                                  7.86%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

UBS FINANCIAL SERVICES INC. FBO                                 6.15%
ERNA SCHULZ CHAR FOUNDATION
PO BOX 27036
SCOTTSDALE AZ 85255-0133

BAND & CO                                                                70.58%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                  14.49%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          11.46%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

DON STAPLEY FBO                                                                    55.71%
FAIRWIND BUILDERS SAFE HARBOR
401K PLAN
805 S WHEATLEY ST STE 600
RIDGELAND MS 39157-5005

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
MG TRUST CO FBO                                                                    15.77%
PACE CRAWFOD PARTNERS LTD
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST                                                                           15.10%
CIRCLE & SQUARE INC
700 17TH STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                               13.42%
METALOGIC INC
700 17TH STE 300
DENVER CO 80202-3531

MISSOURI TAX FREE FUND

U.S. BANCORP INVESTMENTS INC.                                  46.15%
100 SOUTH FIFTH STREET SUITE 1400
MINNEAPOLIS MN 55402-1217

U.S. BANCORP INVESTMENTS INC.                                  35.66%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

UBS FINANCIAL SERVICES INC. FBO                                 6.99%
JOSEPH M MALTERS
KATHRYN KIRK-MALTERS
JTWROS
10685 LARSON LN
ROLLA MO 65401-8108

FIRST CLEARING LLC                                              5.57%
FBO ANDRESS KERNICK INT
ERVI TRUST DTD 7/1/92
11823 LOCUST ST
KANSAS CITY MO 64131-3854

BAND & CO                                                                81.69%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          16.19%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

OHIO TAX FREE FUND

U.S. BANCORP INVESTMENTS INC.              53.69%              64.71%
60 LIVINGSTON AVE
SAINT PAUL MN 55107-2292

NFS LLC FEBO                               24.86%
FIRST FINANCIAL BANK
TRUST OPERATIONS
300 HIGH ST FL 2
HAMILTON OH 45011-6078

PERSHING LLC                                                   25.95%
PO BOX 2052
JERSEY CITY NJ 07303-2052

BAND & CO                                                                82.03%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

                                                  PERCENTAGE OF OUTSTANDING SHARES
                                          -----------------------------------------------
                                          CLASS A   CLASS B   CLASS C   CLASS Y   CLASS R
                                          -------   -------   -------   -------   -------
CAPINCO                                                                  17.01%
C/O USB BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

TOTAL RETURN BOND FUND

UBS FINANCIAL SERVICES INC. FBO                                 7.45%
GLADYS C HOLBROOK TTEE
GEORGE M WARD TTEE
U/A DTD 04/24/97
16617 N WEST POINT PKWY APT 206
SURPRISE AZ 85374-4038

BAND & CO                                                                59.77%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

WASHINGTON & CO                                                          23.54%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

CAPINCO                                                                  14.84%
C/O US BANK
PO BOX 1787
MILWAUKEE WI 53201-1787

MG TRUST CO CUST FBO                                                               78.47%
OMAHA NEON SIGN INC
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                               12.98%
BRUNSON INSTRUMENT CO 401K RET
700 17TH ST STE 300
DENVER CO 80202-3531

MG TRUST CO CUST FBO                                                                5.16%
WATERMAN EXECUTIVE SEARCH
700 17TH ST STE 300
DENVER CO 80202-3531

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

     The public offering price of the shares of a Fund generally equals the Fund's net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds' Prospectuses. The public offering price of the Class A Shares of the Bond Funds and Tax Free Funds as of June 30, 2006 was as set forth below. Please note that the public offering prices of Class B, Class C, Class Y and Class R Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

                                      PUBLIC OFFERING PRICE
FUND                                        CLASS A
----                                  ---------------------
Core Bond Fund                               $11.19
High Income Bond Fund                          9.63
Inflation Protected Securities Fund            9.96
Intermediate Government Bond Fund              8.17
Intermediate Term Bond Fund                    9.90
Short Term Bond Fund                          10.06
Total Return Bond Fund                        10.30
U.S. Government Mortgage Fund                 10.63
Arizona Tax Free Fund                         11.33

                                        PUBLIC OFFERING PRICE
FUND                                           CLASS A
----                                    ---------------------
California Intermediate Tax Free Fund           10.34
California Tax Free Fund                        11.45
Colorado Intermediate Tax Free Fund             10.64
Colorado Tax Free Fund                          11.21
Intermediate Tax Free Fund                      10.87
Minnesota Intermediate Tax Free Fund            10.11
Minnesota Tax Free Fund                         11.46
Missouri Tax Free Fund                          12.28
Nebraska Tax Free Fund                          10.79
Ohio Tax Free Fund                              10.62
Oregon Intermediate Tax Free Fund               10.01
Short Tax Free Fund                              9.90
Tax Free Fund                                   11.34

     The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities held by a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where a Fund holds securities which are traded in foreign markets.

     On June 30, 2006, the net asset values per share for each class of shares of the Bond Funds and the Tax Free Funds were calculated as follows.

                                                            SHARES        NET ASSET
                                          NET ASSETS     OUTSTANDING   VALUE PER SHARE
                                        --------------   -----------   ---------------
CORE BOND FUND
   Class A                              $  134,844,638    12,595,663        $10.71
   Class B                                  13,818,804     1,300,460         10.63
   Class C                                   5,182,592       485,518         10.67
   Class R                                      34,308         3,199         10.73
   Class Y                               1,680,105,727   156,976,835         10.70

HIGH INCOME BOND FUND
   Class A                                  29,572,778     3,207,160          9.22
   Class B                                   5,987,687       652,157          9.18
   Class C                                   9,873,385     1,074,621          9.19
   Class R                                      73,204         7,833          9.35
   Class Y                                 205,382,027    22,259,850          9.23

INFLATION PROTECTED SECURITIES FUND
   Class A                                   5,042,363       528,384          9.54
   Class C                                     551,529        57,867          9.53
   Class R                                       1,029           108          9.55
   Class Y                                 317,977,440    33,301,170          9.55

INTERMEDIATE GOVERNMENT BOND FUND
   Class A                                   1,689,099       211,302          7.99
   Class Y                                  42,781,253     5,352,276          7.99

INTERMEDIATE TERM BOND FUND
   Class A                                  38,295,582     3,956,398          9.68
   Class Y                                 899,174,993    93,201,743          9.65

SHORT TERM BOND FUND
   Class A                                  78,770,716     8,014,543          9.83
   Class Y                                 454,665,108    46,239,893          9.83

TOTAL RETURN BOND FUND
   Class A                                  15,521,811     1,574,987          9.86
   Class B                                   3,656,853       372,413          9.82
   Class C                                   2,500,838       255,127          9.80
   Class R                                      14,579         1,472          9.90

                                                            SHARES        NET ASSET
                                          NET ASSETS     OUTSTANDING   VALUE PER SHARE
                                        --------------   -----------   ---------------
   Class Y                                 378,338,078    38,405,577          9.85

U.S. GOVERNMENT MORTGAGE FUND
   Class A                                  16,058,709     1,576,757         10.18
   Class B                                   6,594,994       646,498         10.20
   Class C                                   5,127,628       505,392         10.15
   Class R                                       6,703           659         10.17
   Class Y                                 140,407,165    13,782,857         10.19

ARIZONA TAX FREE FUND
   Class A                                   9,040,526       833,326         10.85
   Class C                                   1,358,400       125,352         10.84
   Class Y                                  15,614,222     1,438,475         10.85

CALIFORNIA INTERMEDIATE TAX FREE FUND
   Class A                                   3,440,901       340,358         10.11
   Class Y                                  51,726,229     5,106,503         10.13

CALIFORNIA TAX FREE FUND
   Class A                                  10,782,580       983,522         10.96
   Class C                                   3,591,997       327,340         10.97
   Class Y                                  21,766,976     1,984,715         10.97

COLORADO INTERMEDIATE TAX FREE FUND
   Class A                                   9,576,638       920,576         10.40
   Class Y                                  32,661,031     3,147,461         10.38

COLORADO TAX FREE FUND
   Class A                                   8,507,260       793,026         10.73
   Class C                                   3,006,505       280,767         10.71
   Class Y                                  10,181,316       947,477         10.75

INTERMEDIATE TAX FREE FUND
   Class A                                  32,520,970     3,059,394         10.63
   Class Y                                 596,306,084    56,200,592         10.61

MINNESOTA INTERMEDIATE TAX FREE FUND
   Class A                                  26,526,675     2,686,076          9.88
   Class Y                                 175,484,799    17,858,324          9.83

MINNESOTA TAX FREE FUND
   Class A                                 101,142,425     9,220,054         10.97
   Class C                                  10,358,492       947,949         10.93
   Class Y                                  48,759,760     4,450,257         10.96

MISSOURI TAX FREE FUND
   Class A                                  26,972,486     2,294,054         11.76
   Class C                                     213,598        18,208         11.73
   Class Y                                 138,394,043    11,764,914         11.76

NEBRASKA TAX FREE FUND
   Class A                                   6,909,564       669,021         10.33
   Class C                                   1,487,335       144,980         10.26
   Class Y                                  31,346,703     3,035,927         10.33

OHIO TAX FREE FUND
   Class A                                     840,773        82,674         10.17
   Class C                                     208,935        20,793         10.05
   Class Y                                  40,606,084     3,994,436         10.17

OREGON INTERMEDIATE TAX FREE FUND
   Class A                                   9,455,649       967,238          9.78
   Class Y                                 111,344,107    11,385,422          9.78

SHORT TAX FREE FUND
   Class A                                   3,320,725       342,941          9.68
   Class Y                                 235,900,272    24,360,188          9.68

                                                            SHARES        NET ASSET
                                          NET ASSETS     OUTSTANDING   VALUE PER SHARE
                                        --------------   -----------   ---------------
TAX FREE FUND
   Class A                                  36,519,392     3,362,711         10.86
   Class C                                   2,209,700       204,343         10.81
   Class Y                                 455,909,816    41,937,084         10.87

                                    TAXATION

     Each Fund intends to fulfill the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

     With respect to a Fund's investments in U.S. Treasury inflation protected securities and other inflation protected securities that accrue inflation into their principal value, the Fund will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such inflation protected securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. The Fund will be required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.

     If one of the Tax Free Funds disposes of a municipal obligation that it acquired after April 30, 1993 at a market discount, it must recognize any gain it realizes on the disposition as ordinary income (and not as capital gain) to the extent of the accrued market discount.

     Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective portfolios (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investment companies.

     When a Fund lends portfolio securities to a borrower as described above in "Lending of Portfolio Securities," payments in lieu of dividends made by the borrower to the Fund will not constitute "qualified dividends" taxable at the same rate as long-term capital gains, even if the actual dividends would have constituted qualified dividends had the Fund held the securities. Such payments in lieu of dividends are taxable as ordinary income.

     It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the requirement that a regulated investment company derive at least 90% of gross income from investment securities.

     Any loss on the sale or exchange of shares of a Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the same Fund within 30 days before or after such sale or exchange. Furthermore, if Fund shares with respect to which a long-term capital gain distribution has been made are held for less than six months, any loss on the sale of exchange of such shares will be treated as a long-term capital loss to the extent of such long-term capital gain distribution. Furthermore, if a shareholder of any of the Tax-Free Funds receives an exempt-interest dividend from such fund and then disposes of his or her shares in such fund within six months after acquiring them, any loss on the sale or exchange of such shares will be disallowed to the extent of the exempt-interest dividend.

     For federal tax purposes, if a shareholder exchanges shares of a Fund for shares of any other FAIF Fund pursuant to the exchange privilege (see "Managing Your Investment -- Exchanging Shares" in the Prospectuses), such exchange will be considered a taxable sale of the shares being exchanged. Furthermore, if a shareholder of Class A, Class B or Class C Shares carries out the exchange within 90 days of purchasing shares in a fund on which he or she has incurred a sales charge, the sales charge cannot be taken into account in determining the shareholder's gain or loss on the sale of those shares to the extent that the sales charge that would have been applicable to the purchase of the later-acquired shares in the other Fund is reduced because of the exchange privilege. However, the amount of any sales charge that may not be taken into account in determining the shareholder's gain or loss on the sale of the first-acquired shares may be taken into account in determining gain or loss on the eventual sale or exchange of the later-acquired shares.

     Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

     A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

     The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

     With respect to the Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund, the 1995 Minnesota Legislature enacted a statement of intent (codified at Minn. Stat. Section 289A.50, subdivision 10) that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. To the knowledge of the Minnesota Intermediate Tax Free Fund and the Minnesota Tax Free Fund, courts in only two states have addressed whether a state's exemption of interest on its own bonds or those of its political subdivisions, but not of interest on the bonds of other states or their political subdivisions, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. A court in Ohio decided in 1994 that the Ohio law was not unconstitutional, but the Kentucky Court of Appeals held early in 2006 that the Kentucky law violated the Commerce Clause. The Funds cannot predict the likelihood that interest on the Minnesota bonds held by the Funds would become taxable for Minnesota income tax purposes under Section 289A.50, subdivision 10.

                             REDUCING SALES CHARGES

CLASS A SALES CHARGE

     Sales charges on the purchase of Class A shares can be reduced through (i) quantity discounts and accumulated purchases, or (ii) signing a 13-month letter of intent.

     QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES: Each Fund will combine purchases made by an investor, the investor's spouse or domestic partner, and the investor's dependent children when it calculates the sales charge.

     For each Fund, the sales charge discount will be determined by adding (i) the purchase price (including sales charge) of the Fund shares that are being purchased, plus (ii) the purchase price of the Class A, Class B and Class C shares of any other First American fund (other than a money market fund) or any fund managed by Country Capital

Management Company that you are concurrently purchasing, plus (iii) the current net asset value of Class A, Class B and Class C shares of the Fund or any other First American fund (other than a money market fund) or fund managed by Country Capital Management Company that you already own. In order for an investor to receive the sales charge reduction on Class A Shares, the Fund must be notified by the investor in writing or by his or her financial institution at the time the purchase is made that Fund shares are already owned or that purchases are being combined. If the purchase price of shares that the investor owns is higher than their current net asset value, the investor may receive credit for this higher purchase price instead, but only if the investor notifies the Fund of this request in advance in writing and provides written records of the original purchase price.

     LETTER OF INTENT: If an investor intends to purchase, in the aggregate, at least $50,000 of Class A, Class B or Class C shares in the Funds, other First American funds (other than money market funds), or funds managed by Country Capital Management Company, over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge adjustment depending on the amount actually purchased within the 13-month period and a provision for the Funds' custodian to hold a percentage equal to the Funds' maximum sales charge rate of the total amount intended to be purchased in escrow (in shares) until the purchase is completed.

     The amount held in escrow for all FAIF Funds will be applied to the investor's account at the end of the 13-month period after deduction of the sales load applicable to the dollar value of shares actually purchased. In this event, an appropriate number of escrowed shares may be redeemed in order to realize the difference in the sales charge.

     A letter of intent will not obligate the investor to purchase shares, but if he or she does, each purchase during the period will be at the sales charge applicable to the total amount intended to be purchased. This letter may be dated as of a prior date to include any purchases made within the past 90 days. Absent complete and current notification from the investor or from his or financial institution to the Fund, the investor may not realize the benefit of a reduced sales charge.

SALES OF CLASS A SHARES AT NET ASSET VALUE

     General. The Class A, B and C share prospectuses for the Funds set forth the categories of investors eligible to purchase Class A shares without a sales charge. Included among those investors are the following persons who may purchase Class A shares of High Income Bond Fund at net asset value without a sales charge if they purchase from a COUNTRY Fund representative:

     - shareholders of any COUNTRY Fund on or before March 1, 2002, who have continuously owned shares of any COUNTRY Fund since that date. Shareholders will be deemed to have "continuously owned shares" if they exchange shares of another COUNTRY Fund series or reinvest the proceeds of redemption from another COUNTRY Fund series within 60 days of redemption. Former shareholders of the COUNTRY Money Market Fund may satisfy these requirements by a continuous investment in the First American Prime Obligations Fund.

     - shareholders who purchased Class Y or Class A shares with a waiver of the sales charge since March 1, 2002 and who have continuously owned such shares since.

     - full-time employees, agents, employees of agents, retirees and directors (trustees), and members of their families (i.e., parent-in-law, parent, child, spouse, domestic partner, siblings, step or adopted relationships, grandparent, grandchild and UTMA accounts naming qualifying persons) of the Illinois Agricultural
          Association(R), the COUNTRY(R) Insurance & Financial Services group and their affiliated companies.

     -    shareholders investing through accounts at COUNTRY Trust Bank.

     - the Illinois Agricultural Association and its affiliates and all Illinois country Farm Bureaus(R).

     Purchases of $1 Million or More. Class A shares may be purchased without a sales charge by non-retirement accounts if the purchase, when aggregated with certain Class A, B and C share purchases as described in the Funds' Class A, B and C share prospectuses, totals $1 million or more. Your investment professional or financial institution may receive a commission equal to 1.00% on purchases of $1 million to $3 million, 0.50% on purchases in excess of $3 million up to $10 million, and 0.25% on purchases in excess of $10 million. Note that your investment professional or financial institution will only receive a commission equal to the rate required by the actual investment (without taking into account aggregation). For example, if your aggregated investments, including your current investment, total $6 million, but your current investment equals $2 million, your investment professional or financial institution may receive a commission equal to 1.00% of $2 million. If such a commission is paid, you will be assessed a contingent deferred sales charge (CDSC) of 1% if you sell your shares within 18 months.

     Class A Shares may also be purchased without a sales charge by 401(k), 403(b) and 457 plans, and profit sharing and pension plans, which invest $1 million or more. Your representative must notify the Fund if your retirement/deferred compensation plan is eligible for the sales load waiver. Securities firms, financial institutions and other industry professionals that enter into sales agreements with the Funds' distributor to perform share distribution services may receive a commission on such sales of the Funds equal to 0.25% on purchases in excess of $10 million. If such a commission is paid, the plan will be assessed a contingent deferred sales charge (CDSC) of 0.25% if it sells the shares within 18 months. A commission is paid only on Class A shares of First American Funds.

REINVESTMENT RIGHT

     If Class A Shares of a Fund have been redeemed, the shareholder has a one-time right, within 180 days, to reinvest the redemption proceeds in Class A Shares of any First American fund at the next-determined net asset value without any sales charge. The Fund must be notified by the shareholder in writing or by his or her financial institution of the reinvestment in order to eliminate a sales charge. If the shareholder redeems his or her shares of a Fund, there may be tax consequences.

             ADDITIONAL INFORMATION ABOUT PURCHASING CLASS Y SHARES

     As set forth in the Class Y share prospectuses, among those eligible to purchase Class Y shares are individual investors who have at least $5 million invested in the First American open-end funds. In determining whether the $5 million dollar threshold has been reached the net asset value of the First American open-end fund shares that are being purchased will be added to the current net asset value of any shares of the First American open-end funds that you already own. In addition, your purchase will be aggregated with shares held or being concurrently purchased by your spouse or domestic partner and your dependent children, and shares held by you or any of the foregoing persons in individual retirement, custodial or personal trust accounts. You must notify your investment professional or financial institution of your eligibility to purchase Class Y shares.

                  ADDITIONAL INFORMATION ABOUT REDEEMING SHARES

BY TELEPHONE

     A shareholder may redeem shares of a Fund, if he or she elects the privilege on the initial shareholder application, by calling his or her financial institution to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution (less the amount of any applicable contingent deferred sales charge). Redemption requests must be received by the financial institution by the time specified by the institution in order for shares to be redeemed at that day's net asset value, and redemption requests must be transmitted to and received by the Funds as of the close of regular trading on the New York Stock Exchange (usually by 3:00 p.m. Central time) in order for shares to be redeemed at that day's net asset value unless the financial institution has been authorized to accept redemption requests on behalf of the Funds. Pursuant to instructions received from the financial institution, redemptions will be made by check or by wire transfer. It is the financial institution's responsibility to transmit redemption requests promptly. Certain financial institutions are authorized to act as the Funds' agent for the purpose of accepting redemption requests, and the Funds will be deemed to have received a redemption request upon receipt of the request by the financial institution.

     Shareholders who did not purchase their shares of a Fund through a financial institution may redeem their shares by telephoning Investor Services at 800 677-FUND. At the shareholder's request, redemption proceeds will be paid by check mailed to the shareholder's address of record or wire transferred to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System, normally within one business day, but in no event more than seven days after the request. Wire instructions must be previously established on the account or provided in writing. The minimum amount for a wire transfer is $1,000. If at any time the Funds determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified. The Funds may limit telephone redemption requests to an aggregate of $50,000 per day across the First American Fund family.

     In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming shares by telephone. If this should occur, another method of redemption should be considered. Neither the Administrator nor any Fund will be responsible for any loss, liability, cost or expense for acting upon wire transfer instructions or telephone instructions that they reasonably believe to be genuine. The Administrator and the Funds will each employ reasonable procedures to confirm that instructions communicated are genuine. These procedures may include taping of telephone conversations. To ensure authenticity of redemption or exchange instructions received by telephone, the Administrator examines each shareholder request by verifying the account number and/or tax identification number at the time such request is made. The Administrator subsequently sends confirmation of both exchange sales and exchange purchases to the shareholder for verification. If reasonable procedures are not employed, the Administrator and the Funds may be liable for any losses due to unauthorized or fraudulent telephone transactions.

BY MAIL

     Any shareholder may redeem Fund shares by sending a written request to the Administrator, shareholder servicing agent, financial institution or USBFS. The written request should include the shareholder's name, the Fund name, the account number, and the share or dollar amount requested to be redeemed, and should be signed exactly as the shares are registered. Shareholders should call the Fund, shareholder servicing agent or financial institution for assistance in redeeming by mail. Unless another form of payment is requested, a check for redemption proceeds normally is mailed within three days, but in no event more than seven days, after receipt of a proper written redemption request.

     Shareholders requesting a redemption of $50,000 or more, a redemption of any amount to be sent to an address other than that on record with the Fund, or a redemption payable other than to the shareholder of record, must have signatures on written redemption requests guaranteed by:

     - a trust company or commercial bank the deposits of which are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");

     - a member firm of the New York, American, Boston, Midwest, or Pacific Stock Exchanges or of the National Association of Securities Dealers;

     - a savings bank or savings and loan association the deposits of which are insured by the Savings Association;

     - any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.

     The Funds do not accept signatures guaranteed by a notary public.

     The Funds, the Administrator and USBFS have adopted standards for accepting signature from the above institutions. The Funds may elect in the future to limit eligible signature guarantees to institutions that are members of a signature guarantee program. The Funds, the Administrator and USBFS reserve the right to amend these standards at any time without notice.

REDEMPTIONS BEFORE PURCHASE INSTRUMENTS CLEAR

     When shares are purchased by check or with funds transmitted through the Automated Clearing House, the proceeds of redemptions of those shares are not available until the Administrator or USBFS is reasonably certain that the purchase payment has cleared, which could take up to fifteen calendar days from the purchase date.

                              FINANCIAL STATEMENTS

     The financial statements of FAIF included in its Annual Report to shareholders for the fiscal period ended June 30, 2006 are incorporated herein by reference.

                                   APPENDIX A

                                     RATINGS

     A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Market values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

     When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF LONG-TERM CORPORATE DEBT OBLIGATIONS AND MUNICIPAL BONDS

               STANDARD & POOR'S

     AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A C also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

     MOODY'S

     AAA: Bonds and preferred stock that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     AA: Bonds and preferred stock that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

     A: Bonds and preferred stock that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     BAA: Bonds and preferred stock that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have speculative characteristics as well.

     BA: Bonds and preferred stock that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

     B: Bonds and preferred stock that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     CAA: Bonds and preferred stock that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     CA: Bonds and preferred stock that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds and preferred stock that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

     FITCH

     AAA: Securities considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: Securities considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: Securities considered to be investment grade and of high credit quality. These ratings denote a low expectation of credit risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: Securities considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investments grade category.

     BB: Securities considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: Securities are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC AND C: Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. CC ratings indicate that default of some kind appears probable, and C ratings signal imminent default.

     DDD, DD AND D: Securities are in default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. DD indicates potential recoveries in the range of 50%-90%, and D the lowest recovery potential, i.e., below 50%.

     Entities rated in this category have defaulted on some or all of their obligations. Entities rated DDD have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated DD and D are generally undergoing a formal reorganization or liquidation process; those rated DD are likely to satisfy a higher portion of their outstanding obligations, while entities rated D have a poor prospect for repaying all obligations.

     The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show the relative standing within the major rating categories.

RATINGS OF MUNICIPAL NOTES

     STANDARD & POOR'S

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     SP-3: Speculative capacity to pay principal and interest.

None of the Funds will purchase SP-3 municipal notes.

     MOODY'S. Generally, Moody's ratings for state and municipal short-term obligations are designated Moody's Investment Grade ("MIG"); however, where an issue has a demand feature which makes the issue a variable rate demand obligation, the applicable Moody's rating is "VMIG."

     MIG 1/VMIG 1: This designation denotes the superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2: This designation denotes strong credit quality. Margins of protection are ample although not as large as in the preceding group.

     MIG 3/VMIG 3: This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

None of the Funds will purchase MIG 2/VMIG 3 municipal notes.

RATINGS OF COMMERCIAL PAPER

     STANDARD & POOR'S

     Commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. None of the Funds will purchase commercial paper rated A-3 or lower.

     A-1: A short-term obligation rated A-1 is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2: A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3: A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     MOODY'S

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase Prime-3 commercial paper.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     -    Leading market positions in well-established industries.

     -    High rates of return on funds employed.

     - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     - Well-established access to a range of financial markets and assured sources of alternate liquidity.

     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     PRIME-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     FITCH

     Fitch employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. None of the Funds will purchase F3 commercial paper.

     F1: Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.

     F2: Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: Securities possess fair credit quality. This designation indicates that the capacity for timely payments of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

GENERAL PRINCIPLES

FAF Advisors, Inc. is the investment manager for the First American family of mutual funds and for other separately managed accounts. As such, FAF Advisors has been delegated the authority to vote proxies with respect to the investments held in client accounts, unless the client has specifically retained such authority in writing. It is FAF Advisors' duty to vote proxies in the best interests of clients. In voting proxies, FAF Advisors also seeks to maximize total investment return for clients.

In the event of a sub-adviser, FAF Advisors may delegate proxy voting to the sub-adviser. Where such delegation exists, the sub-advisor will be responsible for developing and enforcing proxy voting policies. FAF Advisors will review these policies annually.

FAF Advisors' Investment Policy Committee ("IPC"), comprised of the firm's most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of FAF Advisors' Proxy Voting Administration Committee ("PVAC").

The PVAC is responsible for providing an administrative framework to facilitate and monitor FAF Advisors' exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

POLICIES

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth FAF Advisors' positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically and therefore are subject to change. Even though it has adopted ISS' policies, FAF Advisors maintains the fiduciary responsibility for all proxy voting decisions.

PROCEDURES

A. Supervision of Proxy Voting Service

The PVAC shall supervise the relationship with FAF Advisors' proxy voting service, ISS. ISS apprises FAF Advisors of shareholder meeting dates, forward proxy voting materials, provides research on proxy proposals and voting recommendations and casts the actual proxy votes. ISS also serves as FAF Advisors' proxy voting record keeper and generates reports on how proxies were voted.

B. Conflicts of Interest

As an affiliate of U.S. Bancorp, a large, multi-service financial institution, FAF Advisors recognizes that there are numerous situations wherein it may have a perceived or real conflict of interest in voting the proxies of issuers or proxy proponents (e.g., a special interest group) who are clients or potential clients of some part of the U.S. Bancorp enterprise. Directors and officers of such companies may have personal or familial relationships with the U.S. Bancorp enterprise and its employees that could give rise to conflicts of interest.

FAF Advisors will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS' policies, FAF Advisors believes the risk related to conflicts will be minimized.

To further minimize this risk, the IPC will review ISS' conflict avoidance policy annually to insure it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

In the event the PVAC determines that ISS faces a material conflict of interest with respect to a specific vote, the PVAC shall direct ISS how to vote. The PVAC shall receive voting direction from the Head of Equity Research who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVAC will confirm that FAF Advisors faces no material conflicts of the nature discussed above.

If the PVAC concludes a material conflict does exist, it will recommend a course of action designed to address the conflict to the IPC. Such actions could include, but are not limited to:

     1. Obtaining instructions from the affected clients on how to vote the proxy;

     2. Disclosing the conflict to the affected clients and seeking their consent to permit FAF Advisors to vote the proxy;

     3.   Voting in proportion to the other shareholders;

     4. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person's actual or potential conflict of interest; or

     5.   Following the recommendation of a different independent third party.

In addition to all of the above, members of the IPC and the PVAC must notify FAF Advisors' Chief Compliance Officer of any direct, indirect or perceived improper influence made by any employee, officer or director within the U.S. Bancorp enterprise or First American Fund complex with regard to how FAF Advisors should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to the FAF Advisors Chief Executive Officer and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the U.S. Bancorp enterprise, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies and will vote in the best interests of clients.

C. Proxy Vote Override

From time to time, a portfolio manager may initiate action to override the policy for a particular vote. Such override shall be reviewed by Legal for material conflicts. If Legal determines no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override.

D. Review and Reports

The PVAC shall maintain a review schedule. The schedule shall include reviews for the policy, the proxy voting record, account maintenance, and other reviews as deemed prudent by the PVAC. The PVAC shall review the schedule no less than annually.

The PVAC will report all identified conflicts and how they were addressed to the IPC. These reports will include all funds, including those that are sub-advised.

With respect to the review of votes cast on behalf of investments by the First American family of mutual funds, such review will also be reported to the independent Board of Directors of the First American Funds at each of their regularly scheduled meetings.

E. Vote Disclosure to Shareholders

FAF Advisors shall disclose its proxy voting record on the First American Funds' website at www.firstamericanfunds.com and on the SEC's website at www.sec.gov. Additionally, shareholders can receive, on request, the voting records for the First American Fund mutual funds by calling a toll free number (1-800-677-3863).

FAF Advisors' separately managed account clients can contact their relationship manager for more information on FAF Advisors' policies and the proxy voting record for their account.

The information that will be available includes, name of issuer; ticker/CUSIP; shareholder meeting date; description of item and FAF Advisors' vote.

ISS PROXY VOTING GUIDELINES SUMMARY

The following is a concise summary of ISS's proxy voting policy guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless:

     - An auditor has a financial interest in or association with the company, and is therefore not independent;

     - There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or

     -    Fees for non-audit services are excessive.

2. BOARD OF DIRECTORS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     -    Composition of the board and key board committees;

     -    Attendance at board and committee meetings;

     -    Corporate governance provisions and takeover activity;

     -    Disclosures under Section 404 of the Sarbanes-Oxley Act;

     -    Long-term company performance relative to a market and peer index;

     -    Extent of the director's investment in the company;

     -    Existence of related party transactions;

     -    Whether the chairman is also serving as CEO;

     -    Whether a retired CEO sits on the board;

     -    Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

     - Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     -    Sit on more than six public company boards;

     - Are CEOs of public companies who sit on the boards of more than two public companies besides their own (withhold only at their outside boards).

WITHHOLD from the entire board (except for new nominees, who should be considered on a CASE-BY-CASE basis) if:

     - The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     - The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     - The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     - The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     - The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     - At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     - A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from inside directors and affiliated outside directors when:

     - The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     - The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     -    The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     -    The non-audit fees paid to the auditor are excessive;

     - A material weakness identified in the Section 404 disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     - There is a negative correlation between chief executive pay and company performance;

     - The company fails to submit one-time transfers of stock options to a shareholder vote;

     - The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     -    The company has poor compensation practices.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     - Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.);

     -    Two-thirds independent board;

     -    All-independent key committees;

     -    Established governance guidelines;

     -    The company does not under-perform its peers.

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections). Consider voting AGAINST the shareholder proposal if the company has adopted a formal corporate governance policy that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

     - Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

     - The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

     - The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

     - An outline of a range of remedies (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

     - The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe for disclosure and require a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why its policy is the best structure for demonstrating accountability to shareholders.

3. PROXY CONTESTS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     - Long-term financial performance of the target company relative to its industry;

     -    Management's track record;

     -    Background to the proxy contest;

     -    Qualifications of director nominees (both slates);

     - Strategic plan of dissident slate and quality of critique against management;

     - Likelihood that the proposed goals and objectives can be achieved (both slates);

     -    Stock ownership positions.

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

4. TAKEOVER DEFENSES

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

     -    Shareholders have approved the adoption of the plan; or

     - The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     -    No lower than a 20 percent trigger, flip-in or flip-over;

     -    A term of no more than three years;

     - No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     - Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. MERGERS AND CORPORATE RESTRUCTURINGS

For mergers and acquisitions, evaluate the proposed transaction based on these factors:

     - Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable?

     -    Market reaction - How has the market responded to the proposed deal?

     - Strategic rationale - Does the deal make sense strategically? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable.

     - Negotiations and process - Were the terms of the transaction negotiated at arm's length? Was the process fair and equitable?

     - Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests.

     - Governance - Will the combined company have a better or worse governance profile than the parties to the transaction?

6. STATE OF INCORPORATION

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. CAPITAL STRUCTURE

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain. In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence.

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote FOR proposals to create "de-clawed" blank check preferred stock (stock that cannot be used as a takeover defense). Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. EXECUTIVE AND DIRECTOR COMPENSATION

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the plan if:

     -    The total cost of the company's equity plans is unreasonable;

     - The plan expressly permits the repricing of stock options without prior shareholder approval;

     -    There is a disconnect between CEO pay and the company's performance;

     - The company's three year burn rate exceeds the greater of 2 percent and the mean plus 1 standard deviation of its industry group; or

     -    The plan is a vehicle for poor pay practices.

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation plan are met and disclosed in the proxy statement:

     - Stock ownership guidelines with a minimum of three times the annual cash retainer.

     - Vesting schedule or mandatory holding/deferral period: - A minimum vesting of three years for stock options or restricted stock; or - Deferred stock payable at the end of a three-year deferral period.

     - A balanced mix between cash and equity. If the mix is heavier on equity, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     -    No retirement/benefits and perquisites for non-employee directors; and

     - A table with a detailed disclosure of the cash and equity compensation for each non-employee director for the most recent fiscal year.

Companies should provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR plans if:

     -    Purchase price is at least 85 percent of fair market value;

     -    Offering period is 27 months or less; and

     - The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR plans with:

     - Broad-based participation (i.e., all employees with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

     - Limits on employee contribution (a fixed dollar amount or a percentage of base salary);

     - Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

     - No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration historic trading patterns, rationale for the re-pricing, value-for-value exchange treatment of surrendered options, option vesting, term of the option, exercise price and participation. Vote FOR shareholder proposals to put option re-pricing to a shareholder vote.

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include:

     -    A trigger beyond the control of management;

     - The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     - Change-in-control payments should be double-triggered, i.e., (1) after a change in the company's ownership structure has taken place, and (2) termination of the executive as a result of the change in control.

9. CORPORATE RESPONSIBILITY

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     - The company is conducting animal testing programs that are unnecessary or not required by regulation;

     - The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     - The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards.

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing. Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     -    The existing level of disclosure on pricing policies;

     -    Deviation from established industry pricing norms;

     - The company's existing initiatives to provide its products to needy consumers;

     - Whether the proposal focuses on specific products or geographic regions.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug re-importation unless such information is already publicly disclosed. Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug re-importation.

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

Most tobacco-related proposals (such as on second-hand smoke, advertising to youth and spin-offs of tobacco-related business) should be evaluated on a CASE-BY-CASE basis.

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals. Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals. Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     - New legislation is adopted allowing development and drilling in the ANWR region;

     -    The company intends to pursue operations in the ANWR; and

     - The company has not disclosed an environmental risk report for its ANWR operations.

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

     - The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

     -    The company does not directly source from CAFOs.

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signator markets unless:

     -    The company does not maintain operations in Kyoto signatory markets;

     - The company already evaluates and substantially discloses such information; or,

     - Greenhouse gas emissions do not significantly impact the company's core businesses.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering: any recent significant controversy or litigation related to the company's political contributions or governmental affairs; and the public availability of a policy on political contributions. Vote AGAINST proposals barring the company from making political contributions.

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities.

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering: the risks associated with certain international markets; the utility of such a report; and the existence of a publicly available code of corporate conduct that applies to international operations.

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring.

10. MUTUAL FUND PROXIES

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     -    Past performance as a closed-end fund;

     -    Market in which the fund invests;

     -    Measures taken by the board to address the discount; and

     - Past shareholder activism, board activity, and votes on related proposals.

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the solicitation expenses.

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     -    Performance of the fund's net asset value;

     -    The fund's history of shareholder relations;

     -    The performance of other funds under the advisor's management.